As filed with the Securities and Exchange Commission on April 18, 2012

Registration No. 333-07617

811-07697

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

Form N-6

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Post-Effective Amendment No. 18	☒

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 38	☒

NYLIAC CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I

(Exact Name of Registrant)

NEW YORK LIFE INSURANCE AND

ANNUITY CORPORATION

(Name of Depositor)

51 Madison Avenue,

New York, New York 10591

(Address of Depositor’s Principal Executive Office)

Depositor’s Telephone Number: (212) 576-7000

Laura M. Bramson, Esq.

New York Life Insurance and Annuity Corporation

1 Rockwood Road

Sleepy Hollow, New York 10591

(Name and Address of Agent for Service)

Copy to:

Stephen E. Roth, Esq.	Thomas F. English, Esq.
Sutherland Asbill & Brennan LLP	Senior Vice President
1275 Pennsylvania Avenue, NW	and Chief Insurance Counsel
Washington, DC 20004-2415	New York Life Insurance Company
51 Madison Avenue
New York, New York 10010

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b) of Rule 485.
☒	on May 1, 2012 pursuant to paragraph (b) of Rule 485.
☐	60 days after filing pursuant to paragraph (a)(i) of Rule 485.
☐	on pursuant to paragraph (a)(i) of 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

New York Life Insurance and Annuity Corporation

NYLIAC Corporate Sponsored Variable Universal Life

Prospectus-May 1, 2012

A flexible premium life insurance policy offered to individuals under

NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I

Please use the following address to send Policy premium payments and service requests:

Service Office:

New York Life Insurance and Annuity

Corporation

NYLIFE Distributors LLC

Attention: Executive Benefits

11400 Tomahawk Creek Parkway, Suite 200

Leawood, KS 66211

Telephone: (913) 906-4000

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Policies have risks including risk of loss of the amount invested. Policies are not deposits of, or guaranteed or endorsed by, any bank and are not federally insured by the FDIC, Federal Reserve Board, or any other agency.

This prospectus is not considered an offering in any jurisdiction where such an offering may not be lawfully made. We do not authorize any information or representations regarding the offering described in this prospectus and the Statement of Additional Information (“SAI”) other than as contained in these materials or any attached supplements to them or in any supplemental sales material we authorize.

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The policy is not available in all jurisdictions. In certain jurisdictions, different provisions may apply to the policy. Please refer to the policy or ask your registered representative for details regarding your particular policy.

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SUMMARY OF BENEFITS AND RISKS

The following is a brief summary of certain features of NYLIAC Corporate Sponsored Variable Universal Life (“CSVUL”). Many benefits of CSVUL have a corresponding risk, and both benefits and risks should be considered before you purchase or make additional premium payments to a policy. More complete and detailed information regarding these features is discussed later in this prospectus and in the SAI.

Benefits

Protection

CSVUL offers you the protection of permanent life insurance which can, over time, become a valuable asset.

CSVUL provides permanent life insurance coverage with the potential for tax-deferred Cash Value accumulation. Your premium payments, less any applicable charges, are added to the Investment Divisions and Fixed Account according to your instructions. The Cash Value of the policy is based on:

•	the amount in and performance of each Investment Division of the Separate Account; and

•	the amount in and rate of interest credited to the Fixed Account and the Loan Account, if any.

With CSVUL, you have the potential for higher rates of return and Cash Value accumulation than with a fixed rate life insurance policy.

Flexible Premiums

Other than the required initial minimum premium payment, CSVUL premium payments are flexible; you can select the timing and amount of premium you pay, within limits. As long as the Cash Surrender Value is sufficient to cover the policy’s monthly deductions, you can increase, decrease, or stop making premium payments to meet your changing needs.

Liquidity Through Loans

Using the policy as sole security, any time after the first policy anniversary, you may make a request to borrow up to the loan value of the policy. Unless otherwise provided in your policy, the loan value on any given date is equal to 90% of the Cash Surrender Value, less any Policy Debt.

Liquidity Through Withdrawals

You may withdraw an amount up to the Cash Surrender Value of your policy. Partial withdrawals will reduce the policy’s Cash Value and your Life Insurance Benefit. We will not allow a partial withdrawal for an amount that would cause your policy to fall below the policy’s minimum Face Amount. Charges may be assessed on the withdrawal. Partial withdrawals can result in a taxable event.

Partial withdrawal requests must be made in writing and sent to the Service Office listed on the first page of this prospectus. (See “Partial Withdrawals and Surrenders—Partial Withdrawals”.)

Allocation Alternatives

After we deduct the sales expense, state tax, and federal tax charges from your premium, the policyowner may allocate the remaining amount among the 18 Allocation Alternatives.

Change the Amount of Coverage

With CSVUL, you may request an increase or decrease in the policy’s Face Amount. In order to request an increase or decrease of the policy’s Face Amount, you must send a written request, in a form acceptable to us, to the Service Office at the address listed on the first page of this prospectus. Increases are subject to underwriting and our approval. Contestability and Suicide provisions on any increased portion of coverage begin on the effective date of the increase. Increases in the Face Amount will result in additional cost of

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insurance charges and a new seven year testing period for modified endowment contract status. In addition, an increase in Face Amount may result in an increase in the Surrender Charge Premium. We may limit any increase in the Face Amount of your policy. Under certain circumstances, it may be advantageous to purchase additional insurance through our term insurance rider rather than increasing your Face Amount under your policy.

Two Life Insurance Benefit Options

CSVUL offers two different Life Insurance Benefit options that allow you to select the insurance plan that best meets your needs. These options allow you to determine how the death benefit will be paid.

•	Option 1—a death benefit equal to the greater of (i) the Face Amount of the policy, or (ii) the Cash Value multiplied by the percentage of the appropriate IRC Section 7702 table.

•	Option 2—a death benefit equal to the greater of (i) the Face Amount of the policy, plus the Cash Value, or (ii) the Cash Value multiplied by the percentage of the appropriate IRC Section 7702 table.

Tax law provisions relating to “employer-owned life insurance contracts” may impact whether and to what extent the life insurance benefit may be received on a tax-free basis. You may be required to take certain actions before acquiring the policy in order to ensure that such benefit may be received on a tax-free basis. See the discussion under “Federal Income Tax Considerations— Life Insurance Status of Policy—IRC Section 101(j)— Impact on Employer-Owned Policies” for more information.

Optional Riders

CSVUL offers additional insurance coverage through a term rider, the Adjustable Term Insurance Rider. This rider has costs associated with it.

Policyowner Support

As a policyowner, you have access to telephone support and your registered representative if you have questions about your CSVUL policy. Certain service requests must be in writing. Specific requirements applicable to any service request are described later in this prospectus.

A Highly Rated Company

NYLIAC is a subsidiary of New York Life Insurance Company (“NYLIC”). NYLIC has more than 160 years of experience in the offering of insurance products. NYLIAC is a highly rated insurer. Ratings reflect only NYLIAC’s General Account, applicable to the Fixed Account, and are not applicable to the Investment Divisions, which are not guaranteed. NYLIAC’s obligations under the policy are subject to its ability to pay claims, and are not backed or guaranteed by NYLIC.

Risks

Investment Risk

While a variable policy has the potential for a higher rate of return than a fixed rate policy, investment returns on the assets in the Separate Account may fall, and you can lose principal. Each Investment Division has its own investment objectives and investment strategy. We do not guarantee the investment performance of the Investment Divisions, which involve varying degrees of risk. Your premium allocation choices should be consistent with your personal investment objective.

Risk of Termination (especially on minimally-funded policies)

Your policy can terminate even if you pay all of the planned premiums on time. When a policy lapses, it has no value and no benefits are paid upon the death of the Insured. Your policy involves risks, including the potential risk of loss of the principal invested. Note that “termination” and “lapse” have the same meaning and effect throughout this prospectus.

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A CSVUL policy with a Cash Surrender Value just sufficient to cover monthly deductions and charges or that is otherwise minimally funded is more likely to be unable to maintain its Cash Surrender Value due to market fluctuation and other performance related risks. To continue to keep your policy in force, additional premium payments may be required. In addition, by paying only the minimum required monthly premium, you may forego the opportunity to build up significant Cash Value in the policy. When determining the amount of your planned premium payments, you should consider funding your policy at a level which has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations.

Potential for Increased Charges

The actual charges deducted reflect those shown as current charges on your policy. However, we have the right to increase those charges at any time up to the amount shown as the guaranteed maximum. In addition, we may increase the amount we deduct as a federal or state premium tax charge to reflect changes in tax law. However, the actual charges will never exceed the stated guaranteed charges. (See “Table of Fees and Expenses” for more information.)

Risk of Termination from Policy Loans

The larger the loan becomes relative to the policy’s Cash Value, the greater the risk that the policy’s remaining Cash Surrender Value will not be sufficient to support the policy’s charges and expenses, including any loan interest due, the greater the risk of the policy terminating. Any loan interest due on a policy anniversary that you do not pay will be charged against the policy as an additional loan.

A loan, repaid or not, has a permanent effect on your Cash Value. The effect could be favorable, if the Investment Divisions earn less than the interest rate credited to the loan amount in the Fixed Account, or unfavorable, if the Investment Divisions earn more. The longer a loan is outstanding, the greater its effect on your Cash Value is likely to be. If it is not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be paid.

Unless your policy qualifies as a modified endowment contract, policy loans are not taxable. If a policy is a modified endowment contract, a loan may result in taxable income and a penalty tax to you. In addition, if loans taken, including unpaid loan interest, exceed the premiums paid, a policy surrender or lapse will result in a taxable event to you. There is a possibility that the IRS may treat a loan as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the loaned amount.

Tax Risks

The section of this prospectus entitled “Federal Income Tax Considerations” describes a number of tax issues that may arise in connection with the policy. These risks include: (1) the possibility that the Internal Revenue Service (“IRS”) may interpret the rules that apply to variable life insurance contracts in a manner that could result in your being treated as the owner of your policy’s pro rata portion of the assets of the Separate Account; (2) the possibility that the IRS may take the position that the policy does not qualify as life insurance for tax purposes; (3) the possibility that, as a result of policy transactions, including the payment of premiums or increases or decreases in policy benefits, the policy may be treated as a modified endowment contract for federal income tax purposes, with special rules that apply to policy distributions, including loans; (4) in general, the possibility that the policy may not qualify as life insurance under the federal tax law after the insured becomes age 95 and that the owner may be subject to adverse tax consequences at that time; (5) whether and to what extent the Life Insurance Benefit may be received on a tax-free basis in the case of employer-owned life insurance contracts; (6) the possibility that the IRS may treat a loan as a taxable distribution, if there is no spread, or a very small spread between the interest rate charged on the loan and the interest rate credited on the loaned amount; and (7) the potential that corporate ownership of a policy may affect the owner’s exposure to the corporate alternative minimum tax.

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Charges for Policy Surrender

During the first nine years of the policy, surrender charges apply which act as a deterrent to surrendering the policy. CSVUL is designed to be long-term life insurance coverage. It is not suitable as a short-term investment vehicle.

Portfolio Risks

A discussion of the risks of allocating Cash Value to each of the Investment Divisions can be found in the corresponding Fund prospectuses.

Potentially Harmful Transfer Activity

This policy is not designed as a vehicle for market timing. Generally, we require that all transfer requests must be submitted in writing through the U.S. mail or an overnight carrier. In connection with deferred compensation plans, however, we may permit, in certain limited circumstances; transfer requests to be submitted by fax transmission (see “Limits on Transfers” for more information). We cannot guarantee that this limitation will be effective at preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

•	Portfolio management decisions driven by the need to maintain higher than normal liquidity or the inability to sustain an investment objective

•	increased administrative and Fund brokerage expenses

•	dilution of the interests of long-term investors

An underlying Fund may reject any order from us if it suspects potentially harmful transfer activity, thereby preventing us from implementing your request for a transfer. (See “Limits on Transfers” for more information on the risks of frequent trading.)

TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying and owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you purchase the policy, surrender the policy, or transfer cash value between investment options.

TRANSACTION FEES

Charge	When Charge Is Deducted	Amount Deducted
Sales Expense Charge Imposed on Premium Payments	When premium payment is applied up to age 95	Current: 2.25% of premiums paid Guaranteed Maximum: 4.50% of premiums paid

Tax Charges: State Premium Tax Charge Federal Premium Tax Charge	When premium payment is applied up to age 95

All taxes may vary and are subject to tax law changes.

Current: 2.0% of premiums paid

Guaranteed Maximum: 2.00% of premiums paid, subject to changes in state tax laws

Current: 1.25% of premiums paid

Guaranteed Maximum: 1.25% of premiums paid, subject to changes in state tax laws

Surrender Charge[1]	At time of complete surrender or a decrease in Base Face Amount	Current and Guaranteed Maximum: 32.5.% of the Surrender Charge Premium

Partial Withdrawal Charge	At time of partial withdrawal	Current: Lesser of $25 or 2.00% of amounts of withdrawal Guaranteed maximum: $25

Transfer Fees	At time of transfer	Current: No charge Guaranteed maximum: $30 per transfer after 12 transfers in a Policy Year

(1)	A table of Surrender Charge Premium Rates Per Thousand appears in Appendix A to this prospectus. In Policy Years 6 and beyond, the current and

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guaranteed Surrender Charges are reduced as follows: 26% in Policy 6; 19.5% in Policy Year 7; 13% in Policy Year 8; 6.5% in Policy Year 9; and 0% thereafter.

The table below describes the fees and expenses that you will pay periodically during the time that you own the policy, excluding the Fund’s fees and expenses.

PERIODIC CHARGES OTHER THAN FUNDS’ OPERATING EXPENSES

Charge	When Charge Is Deducted	Amount Deducted

Cost of Insurance Charge[1]	Each Monthly Deduction Day applied to Age 95

Guaranteed Maximum: $0.08 per $1,000 of Net Amount at Risk

Guaranteed Minimum: $29.67 per $1,000 of Net Amount at Risk

Representative Insured (Male, Age 45, Non-Smoker): $0.38 per $1,000 of Net Amount at Risk[2]

Monthly Contract Charge	Each Monthly Deduction Day	Current: $7.50 ($90 annualized) Guaranteed Maximum: $9.00 ($180 annualized)

Mortality and Expense Risk Charge	Daily	Current: 0.30% of the average daily net asset value of each Investment Division Guaranteed Maximum: 0.90% of the average daily net asset value of each Investment Division

Riders Adjustable Term Rider[1]	Monthly until rider expires

Guaranteed Maximum: $0.08 per $1,000 of Term Insurance Benefit

Guaranteed Minimum: $29.67 per $1,000 of Term Insurance Benefit

Representative Insured (Male, Age 45, Non-Smoker): $0.38 per $1,000 of Term Insurance Benefit

Loan Interest	Monthly while loan balance is outstanding	Current and Guaranteed Maximum: 6.00% per year

1	This charge varies based on characteristics of the insured and the charge shown may not be representative of the charge you pay. To obtain more information about particular Cost of Insurance and other charges as they apply to your policy, please contact your Registered Representative.
2	“Net Amount at Risk” is equal to the Life Insurance Benefit divided by 1.0032737 minus the policy’s Cash Surrender Value. See “Life Insurance Benefit Options” for more information.

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The table shows the minimum and maximum total operating expenses deducted from Fund assets (before any fee waiver or expense reimbursement) during the year ended December 31, 2011. Fund expenses may be higher or lower in the future.

Funds’ Annual Operating Expenses (expenses that are deducted from Fund assets)1,2

	Minimum	Maximum
Total Annual Fund Companies’ Operating Expenses[2]	0.34%	1.37%

(1)	Expressed as a percentage of average net assets for the fiscal year ended December 31, 2011. This information is provided by the Funds and their agents. The information is based on 2011 expenses, and it may reflect estimated charges. We have not verified the accuracy of this information.
(2)	Expenses that are deducted from Fund Company assets, including management fees, distribution (12b-1) fees, service fees 12b-1 fees, and other expenses.

More information concerning each underlying Fund’s fees and expenses is contained in the tables below and in prospectus for each Fund. These tables show the operating expense charges deducted by each Fund. The first table lists Funds that acquire shares of other funds, and shows the acquired fund fees. The second table shows the operating expense charges for all other Funds.

Annual Portfolio Company Operating Expenses( #)

Fund	Management Fees		Distribution (12b-1) Fees	Other Expenses	Total Fund Annual Expense(#)
MainStay VP Bond — Initial Class	0.49%		0.00%	0.05%	0.54%
MainStay VP Cash Management	0.43%		0.00%	0.04%	0.47%
MainStay VP Common Stock — Initial Class	0.55%		0.00%	0.05%	0.60%
MainStay VP Convertible — Initial Class	0.60%		0.00%	0.05%	0.65%
MainStay VP DFA/DuPont Capital Emerging Markets Equity — Initial Class	1.20%	(a)	0.00%	0.17%	1.37%	(b)
MainStay VP Government — Initial Class	0.50%		0.00%	0.05%	0.55%
MainStay VP Growth Equity — Initial Class	0.61%		0.00%	0.05%	0.66%
MainStay VP High Yield Corporate Bond — Initial Class	0.56%		0.00%	0.04%	0.60%
MainStay VP ICAP Select Equity — Initial Class	0.76%		0.00%	0.05%	0.81%
MainStay VP Income Builder — Initial Class	0.57%		0.00%	0.08%	0.65%
MainStay VP International Equity — Initial Class	0.89%		0.00%	0.06%	0.95%
MainStay VP Janus Balanced — Initial Class	0.55%	(c)	0.00%	0.05%	0.60%	(d)
MainStay VP S&P 500 Index — Initial Class	0.30%		0.00%	0.04%	0.34%
MainStay VP T. Rowe Price Equity Income — Initial Class	0.80%	(e)	0.00%	0.05%	0.85%	(f)
Fidelity® VIP Contrafund®— Initial Class	0.56%		0.00%	0.09%	0.65%
Fidelity® VIP Equity Income — Initial Class	0.46%		0.00%	0.10%	0.56%
Janus Aspen Worldwide Portfolio — Institutional Shares	0.66%		0.00%	0.05%	0.71%

Please refer to the applicable fund prospectus for additional information.

Management Fees may include Advisor and/or Administration Fees.

(#)	Shown as a percentage of average net assets for the fiscal year ended December 31, 2011, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2011 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.
(a)	The management fee is 1.20% on all assets. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed: 1.20% on assets up to $1 billion; and 1.19% on assets over $1 billion. This agreement will remain in effect until May 1, 2013, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.
(b)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Fund Annual Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 1.60% of the average daily net assets of Initial Class shares. This agreement will remain in effect until May 1, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.
(c)	The management fee is 0.55% on all assets. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed: 0.55% on assets up to $1 billion; and 0.525% on assets over $1 billion. This agreement will remain in effect until May 1, 2013, and shall renew automatically for one year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.
(d)

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Fund Annual Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 0.58% of the average daily net assets of Initial Class shares. This agreement will remain in effect until May 1, 2014, and shall renew

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automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.
(e)	The management fee is as follows: 0.80% on assets up to $500 million; and 0.775% on assets in excess of $500 million. New York Life Investment Management LLC has contractually agreed to waive its management fee to 0.75% on assets up to $500 million; and 0.725% on assets in excess of $500 million. This agreement will remain in effect until May 1, 2013, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.
(f)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Fund Annual Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 0.85% of the average daily net assets of Initial Class shares. This agreement will remain in effect until May 1, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

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DEFINITIONS

Accumulation Unit: An accounting unit we use to calculate the value in the Investment Divisions. We use Net Premiums and transfers allocated to the Investment Divisions to purchase Accumulation Units in those Investment Divisions.

Accumulation Value: The sum of the dollar value of the Accumulation Units in all of the Investment Divisions.

Allocation Alternatives: The 17 Investment Divisions of the Separate Account and the Fixed Account. Policyowners may invest in a total of 18 Allocation Alternatives at any one time.

Base Face Amount: The initial face amount shown on page 2 of the policy, plus or minus any changes made to the initial face amount.

Beneficiary: The person(s) and/or entity(ies) you name to receive the death benefit after the Insured dies.

Business Day: Any day on which the New York Stock Exchange is open for regular trading. Our Business Day ends at 4:00 p.m. Eastern Time or the closing of regular trading on the New York Stock Exchange, if earlier. (Each Business Day is a Valuation Day).

Cash Surrender Value: The amount equal to the Cash Value less any surrender charge.

Cash Value: The sum of (a) the Accumulation Value, (b) the value in the Fixed Account, and (c) the value in the Loan Account.

Cash Value Accumulation Test (“CVAT”): An Internal Revenue Test (“IRS”) test to determine whether a policy can be considered life insurance. See “Policy Payment Information-Life Insurance Benefit Options” for more information.

Eligible Portfolios (“Portfolios”): The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.

Face Amount: Base face amount, plus the face amount of any riders in effect, plus or minus any changes made to the face amount of any riders.

Fixed Account: The Allocation Alternative that credits interest at fixed rates subject to a minimum guarantee. Assets in the Fixed Account are part of NYLIAC’s General Account.

Fund: An open-end management investment company.

General Account: An account representing all of NYLIAC’s assets, liabilities, capital and surplus, income, gains, or losses that are not included in the Separate Account or any other separate account. We allocate any Net Premium payments you make during the free look period to this account.

Guideline Premium Test (“GPT”): An IRS test to determine whether a policy can be considered life insurance. See “Policy Payment Information—Life Insurance Benefit Options” for more information.

Insured: The person whose life the policy insures.

Investment Divisions: The 17 divisions of the Separate Account that are available as Allocation Alternatives under the policy. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

IRC: Internal Revenue Code of 1986, as amended.

Issue Date: The date we issue the policy as specified on the Policy Data Page.

Life Insurance Benefit: The benefit calculated under the Life Insurance Benefit Option you have chosen.

Loan Account: The account that holds a portion of Cash Value for the purpose of securing any outstanding loans, including accrued interest. It is part of NYLIAC’s General Account.

Monthly Deduction Day: The date as of which we deduct your monthly contract charge, cost of insurance charge and any rider charges from your policy’s Cash Value. The first Monthly Deduction Day will be the

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monthly anniversary of the Policy Date on or following the Issue Date. However, if we have not received your initial premium payment as of the Issue Date, the first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the date we receive the initial premium payment.

Mortality and Expense Risk: The risk that the group of lives we have insured under our policies will not live as long as we expect (mortality risk); and the risk that the cost of issuing and administering the policies will be greater than we have estimated (expense risk).

Net Amount at Risk: The difference between the Life Insurance Benefit and the policy’s Cash Value.

Net Premium: Premium you pay less the sales expense, state premium tax, and federal premium tax charges.

Non-Qualified Policy: A policy issued to a person or an entity (other than an employee benefit plan that qualifies for special federal income tax treatment).

Policy Data Page: Page 2 of your policy. The Policy Data Page contains your policy’s specifications.

Policy Date: The date we use as the starting point for determining Policy Years and Monthly Deduction Days. Generally, you may not choose a Policy Date that is more than six months before your policy’s Issue Date. You can find your Policy Date on the Policy Data Page.

Policy Debt: The amount of any outstanding loans under the policy, including accrued interest.

Policy Proceeds: The benefit we will pay to your Beneficiary when we receive proof that the Insured died while the policy is in effect. It is equal to the Life Insurance Benefit, plus any additional death benefits under any riders you have chosen, minus any outstanding loans (including any accrued loan interest) and charges.

Policy Year: The twelve-month period starting on the Policy Date, and each twelve-month period thereafter.

Portfolios: The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account. Portfolios described in this prospectus are different from portfolios available directly to the general public. Investment results will differ.

Separate Account: NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I, a segregated asset account NYLIAC established to receive and invest net premiums paid under this and certain other policies.

Surrender Charge Premium: The amount we use to calculate surrender charges, as set forth on the Policy Data Page.

We, Us, or NYLIAC: New York Life Insurance and Annuity Corporation

MANAGEMENT AND ORGANIZATION

INSURER

New York Life Insurance and Annuity Company (“NYLIAC”)

(a wholly owned subsidiary of New York Life Insurance Company)

51 Madison Avenue

New York, NY 10010

YOUR POLICY

CSVUL is offered by NYLIAC. Policy assets, allocated to the Investment Divisions, are invested in the NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (the “Separate Account”), which has been in existence since May 24, 1996. The policy offers life insurance protection, a choice of Life Insurance Benefit options, flexible premium payments, loans and withdrawals (which may be subject to a surrender charge), changes in the Face Amount of the policy, and the ability to invest in any of the Allocation Alternatives, including the Fixed Account.

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The policies are variable. This means that the Cash Value will fluctuate based on the investment experience of the Investment Divisions you select. The interest credited on the money allocated to the Fixed Account may also vary. NYLIAC does not guarantee the investment performance of the Separate Account or of the Eligible Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account. We offer no assurance that the investment objectives of the Investment Divisions will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Eligible Portfolios’ investments.

The income, gains, and losses credited to, or charged against the Separate Account reflect its own investment experience, and not that of NYLIAC’s other assets. It is important to note that the policy’s assets may be used to pay only those NYLIAC liabilities that arise from the policies. NYLIAC is obligated to pay all amounts promised to policyowners under the policies.

State Variations

Certain provisions of the policies may differ from the general description in this prospectus, and certain riders and options may not be available because of legal requirements or restrictions in your state. See your policy for specific variations because any such state variations will be included in your policy, or in riders or endorsements attached to your policy. See your registered representative or contact us for specific information that may be applicable to your state.

ABOUT THE SEPARATE ACCOUNT

The Separate Account is a segregated asset account that NYLIAC has established to receive and invest your Net Premiums. NYLIAC established the Separate Account on May 24, 1996, under the laws of the State of Delaware, in accordance with resolutions set forth by the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). This registration does not mean that the SEC supervises the management, investment practices, or policies of the Separate Account.

Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from the other assets of NYLIAC, and under applicable insurance law cannot be charged for liabilities incurred in any other business operations of NYLIAC (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). These assets are not subject to the claims of our general creditors. The income, capital gains, and capital losses incurred on the assets of the Separate Account are credited to or are charged against the assets of the Separate Account without regard to income, capital gains, and capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of both the investment performance of NYLIAC’s Fixed Account and the performance of any other Separate Account of NYLIAC.

The Separate Account currently consists of 110 Investment Divisions and 17 are available under a policy. Premium payments allocated to the Investment Divisions are invested exclusively in the corresponding Eligible Portfolios of the Funds.

OUR RIGHTS

We may take certain actions relating to our operations and the operations of the Separate Account. We will take these actions in accordance with applicable laws, including obtaining any required approval of the SEC and any other required regulatory approvals. If necessary, we will seek approval of our policyowners.

Specifically we reserve the right to:

•	add or remove any Investment Division;

•	create new separate accounts;

•	combine the Separate Account with one or more other separate accounts;

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•	operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;

•	deregister the Separate Account under the 1940 Act;

•	manage the Separate Account under the direction of a committee or discharge such committee at any time;

•	transfer the assets of the Separate Account to one or more other separate accounts;

•	restrict or eliminate any of the voting rights of policyowners or other persons who have voting rights as to the Separate Account; and

•	change the name of the Separate Account.

(See the SAI for more information.)

THE FIXED ACCOUNT

The Fixed Account is supported by the assets in our General Account, which includes all of our assets except those assets specifically allocated to separate accounts. These assets are subject to the claims of our general creditors. We can invest the assets of the Fixed Account however we choose, within limits. Your interest in the Fixed Account is not registered under the Securities Act of 1933, as amended (the “1933 Act”), and the Fixed Account is not registered as an investment company under the 1940 Act. Generally, you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account.

INTEREST CREDITING

Any amount in the Fixed Account is credited with interest using a fixed interest rate, which we will declare periodically in advance. This rate will never be less than 4% per year. Interest accrues daily and is credited on each Monthly Deduction Day. All Net Premiums applied to, and amounts transferred to, less amounts withdrawn, transferred from, or charged against the Fixed Account receive the rate in effect at that time.

HOW TO REACH US FOR POLICY SERVICES

You can reach us in several ways. Please send premium payments and make service requests to us at the address listed on the first page of this prospectus.

FUNDS AND ELIGIBLE PORTFOLIOS

The assets of each Eligible Portfolio are separate from the others and each such Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. You can make or lose money in any of the Investment Divisions. Portfolios described in this prospectus are different from portfolios that may have similar names but are available directly to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but still the investment performance may not be the same.

We offer no assurance that any of the Eligible Portfolios will achieve their respective stated objectives.

The Funds also make their shares available to certain other separate accounts funding variable annuity contracts offered by NYLIAC. This is called “mixed funding.” Except for the MainStay VP Funds Trust all other Funds also make their shares available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called “shared funding.” Although we do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various policies participating in a certain Fund might at some time be in conflict. The Board of Directors/Trustees of each Fund, each Fund’s investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared

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funding. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus. The Funds and Eligible Portfolios offered through this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC manages the MainStay VP Funds Trust and that was a factor in its selection. Another factor that NYLIAC considers during the selection process is whether the Fund or Eligible Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative, marketing, and support services that would otherwise be provided by the Fund, the Fund’s investment adviser, or its distributor.

We may receive payments or compensation from the Funds or their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services we provide with respect to the Eligible Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets and/or from “Rule 12b-1” fees deducted from Fund assets. Policyowners, through their indirect investment in the Funds, bear the costs of these advisory and 12b-1 fees. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in promoting, marketing, and administering the policies, and, in its role as an intermediary of the Funds.

The amounts we receive may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, we receive payments or revenue under various arrangements in amounts up to 0.15% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.

The Portfolios of each Fund eligible for investment, along with their advisers and investment objectives, are listed in the following table. For more information about each of these Portfolios please read their prospectuses. You should read a Fund’s prospectus carefully before making any decision about allocating premium payments to an Investment Division corresponding to a particular Eligible Portfolio.

Funds and Eligible Portfolios	Investment Adviser	Investment Objectives

MainStay VP Funds Trust: MainStay VP Bond—Initial Class	New York Life Investment Management LLC (or “New York Life Investments”)	• Seeks total return.

MainStay VP Cash Management		• Seeks a high level of current income while preserving capital and maintaining liquidity.

MainStay VP Common Stock—Initial Class	Subadvisor: Madison Square Investors	• Seeks long-term growth of capital.

MainStay VP Convertible—Initial Class	Subadvisor: MacKay	• Seeks capital appreciation together with current income.

MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio—Initial Class	Subadvisor: Dimensional Fund Advisors LP (“DFA”) and DuPont Capital Management Corporation (“DuPont Capital”)	• Seeks long-term capital appreciation.

MainStay VP Government—Initial Class	Subadvisor: MacKay	• Seeks current income.

MainStay VP Growth Equity—Initial Class	Subadvisor: Madison Square Investors	• Seeks long-term growth of capital.

MainStay VP High Yield Corporate Bond—Initial Class	Subadvisor: MacKay	• Seeks maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

MainStay VP ICAP Select Equity—Initial Class	Subadvisor: Institutional Capital LLC (“ICAP”)	• Seeks total return.

MainStay VP Income Builder—Initial Class	Subadvisor: Epoch Investment Partners, Inc. (“Epoch”) and MacKay	• Seeks current income consistent with reasonable opportunity for future growth of capital and income.

MainStay VP International Equity—Initial Class	Subadvisor: Madison Square Investors	• Seeks long-term growth of capital.

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Funds and Eligible Portfolios	Investment Adviser	Investment Objectives

MainStay VP Janus Balanced—Initial Class	Subadvisor: Janus Capital Management LLC	• Seeks long-term capital growth, consistent with preservation of capital and balanced current income.

MainStay VP S&P 500 Index—Initial Class	Subadvisor: Madison Square Investors	• Seeks investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate as represented by the S&P 500® Index.

MainStay VP T. Rowe Price Equity Income—Initial Class	Subadvisor: T. Rowe Price Associates, Inc.	• Seeks substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

Fidelity® Variable Insurance Products Fund: Fidelity® VIP Contrafund® Portfolio—Initial Class	Fidelity Management & Research Company (FMR) Subadvisers: FMR Co., Inc. (“FMRC”) and other investment advisers	• Seeks long-term capital appreciation.

Fidelity® VIP Equity Income Portfolio—Initial Class	Subadvisers: FMRC and other investment advisers

• Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.

Janus Aspen Series Janus Aspen Worldwide Portfolio—Institutional Shares	Janus Capital Management LLC	• Seeks long-term growth of capital.

NYLIAC does not provide investment advice and does not recommend or endorse any particular Eligible Portfolio or Portfolios. NYLIAC is not responsible for choosing the Investment Divisions or the amounts allocated to each. You are responsible for making choices that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions about investment allocations should be carefully considered. You bear the risk of any decline in the value of your policy resulting from the performance of the Portfolios you have chosen.

Investment selections should be based on a thorough investigation of all of the information about the Eligible Portfolios that is available to you, including each Fund’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources, such as the Fund’s website or newspapers and financial and other magazines, provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. After you select Eligible Portfolios for your initial premium, you should monitor and periodically reevaluate your allocations to see if they are still appropriate.

The Investment Divisions invest in the corresponding Eligible Portfolios. You can allocate Net Premium payments or transfer Cash Value to a maximum of 18 Allocation Alternatives.

INVESTMENT RETURN

The investment return of a policy is based on:

•	the Accumulation Units held in each Investment Division for that policy;

•	the investment experience of each Investment Division as measured by its actual net rate of return;

•	the interest rate credited on amounts held in the Fixed Account; and

•	the interest rate credited on amounts held in the Loan Account, if any.

The investment experience of an Investment Division reflects increases or decreases in the net asset value of the shares of the underlying Portfolio, and any dividend or capital gains distributions declared by a Fund, and the Mortality and Expense Risk charge. These investment returns do not reflect any other policy charges, and, if they did, the returns shown would be reduced.

We will credit any amount in the Fixed Account with a fixed interest rate which we declare periodically in advance, at our sole discretion. This rate will never be less than an annual rate of 4%. We may credit different interest rates to loaned and unloaned amounts in the Fixed Account. All Net Premiums applied to, and

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amounts transferred to, the Fixed Account, receive the loaned amount rate or the unloaned amount rate in effect at that time. Interest accrues daily and is credited on each Monthly Deduction Day.

Funds may lose value; are not guaranteed; are not a deposit; are not FDIC/NCUA insured; and are not insured by any government agency.

VOTING

We will vote the shares that the Investment Divisions of the Separate Account hold in the Eligible Portfolios at any regular and special shareholder meetings of the Funds. We will vote these shares according to the instructions we receive from our policyowners who have invested their premiums in Investment Divisions that invest in the Fund holding the meeting. However, if the law changes to allow us to vote the shares in our own right, we may decide to do so.

While your policy is in effect, you can provide voting instructions to us for each Investment Division in which you have assets. The number of votes you are entitled to will be determined by dividing the units you have invested in an Investment Division by the net asset value per unit for the Eligible Portfolio underlying that Investment Division.

We will determine the number of votes you are entitled to on the date established by the underlying Fund for determining shareholders that are eligible to vote at the meeting of the relevant Fund. We will send you voting instructions prior to the meeting according to the procedures established by the Fund. We will send proxy material, reports, and other materials relating to the Fund to each person having a voting interest.

We will vote the Fund shares for which we do not receive timely instructions in the same proportion as the shares for which we receive timely voting instructions. As a result, because of proportional voting, a small number of policyowners may control the outcome of the vote. We will use voting instructions to abstain from voting on an item to reduce the number of votes eligible to be cast.

CHARGES ASSOCIATED WITH THE POLICY

As with all life insurance policies, certain charges apply when you purchase the policy. The following is a summary explanation of these charges. (See “Additional Information About Charges” in the SAI for more information.)

DEDUCTIONS FROM PREMIUMS

When we receive a premium payment from you, whether planned or unplanned, we will deduct a sales expense charge, a state tax charge, and a federal tax charge.

SALES EXPENSE CHARGE

The sales expense charge is currently 2.25% of any premium. We reserve the right to increase this charge in the future, but it will never exceed 4.5% of premiums. The amount of the sales expense charge in a Policy Year is not necessarily related to our actual sales expenses for that particular year. To the extent that the sales expenses are not covered by the sales expense charge and the surrender charge, they will be recovered from NYLIAC surplus, including any amounts derived from the Mortality and Expense Risk charge and the cost of insurance charge.

STATE TAX CHARGE

Some jurisdictions impose a tax on the premiums insurance companies receive from their policyholders currently ranging from 0% to 3.5% of the premium payment. (The rate may be higher in some U.S. territories.) We currently deduct 2% of each premium payment you make, or $20 per $1,000 of premium, to cover these tax charges. We may increase the amount we deduct as a state tax charge to reflect changes in applicable law. Our right to increase this charge is limited by law in some jurisdictions. In Oregon, this charge is referred to as a “State Tax Charge Back” and the rate may not be changed for the life of the policy.

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FEDERAL TAX CHARGE

We deduct 1.25% of each premium payment you make, or $12.50 per $1,000 of premium, as a federal tax charge. We may increase this charge to reflect changes in applicable law.

DEDUCTIONS FROM CASH VALUE

On each Monthly Deduction Day, we will deduct a monthly contract charge, a cost of insurance charge, and a rider charge for the cost of any additional riders from your policy’s Cash Value. The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day. We deduct these charges from the policy’s Cash Value in the Investment Divisions and the Fixed Account in proportion to the policy’s Cash Value in each.

MONTHLY CONTRACT CHARGE

On each Monthly Deduction Day, we will deduct a monthly contract charge to cover our costs for providing certain administrative services, including premium collection, record-keeping, processing claims, and communicating with policyowners.

Currently, we deduct a monthly contract charge of $7.50 ($90 annually). While we can change the monthly contract charge at any time, we guarantee that we will never charge more than $9 per month ($108 annually).

CHARGE FOR COST OF INSURANCE

A charge for the cost of insurance is deducted on each Monthly Deduction Day for the cost of providing a Life Insurance Benefit to you. Maximum cost of insurance rates are set forth on your Policy Data Page. The Life Insurance Benefit varies based on the performance of the Investment Divisions selected, interest credits to the Fixed Account, outstanding loans (including loan interest), charges, and premium payments. The current rates are based on the gender, smoker class, policy duration, underwriting class and, issue age of the Insured. We may change the current cost of insurance rates based on changes in future expectations of such factors as mortality, investment income, expenses, and persistency. The cost of insurance charge for any month will equal:

a × (b – c)

Where: a	= the applicable cost of insurance rate per $1,000 of insurance

b = the number of thousands of death benefit as of the Monthly Deduction Day divided by 1.0032737, and for

c = the number of thousands of Cash Value as of the Monthly Deduction Day (before this cost of insurance charge, but after the monthly contract charge and any charges for the riders are deducted).

The cost of insurance charge could be as little as zero.

For Insureds rated sub-standard risks, an additional charge may be assessed as part of the cost of insurance charge. Any additional flat extra charges (which might apply to certain Insureds based on our underwriting) will also be deducted on each Monthly Deduction Day.

RIDER CHARGES

Each month, we deduct any applicable charges for any optional riders you have chosen. (For more information about specific riders’ charges, see “Table of Fees and Expenses.”)

LOAN CHARGES

We currently charge an effective annual loan interest rate of 6.00% payable in arrears. When you request a loan, a transfer of funds will be made from the Separate Account and the Fixed Account to the Loan Account

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equal to (1) the requested loan amount; plus (2) any Policy Debt; plus (3) the interest to the next policy anniversary on the requested loan amount and on any Policy Debt; minus (4) the amount in the Loan Account.

When you take a loan against your policy, the loaned amount that we hold in the Fixed Account may earn interest at a different rate from the rate we charge you for loan interest. For the First 10 Policy Years, the rate we currently credit on loaned amounts is 2.00% less than the rate we charge for loan interest. Beginning in the eleventh Policy Year, the rate we currently credit on loaned amounts is 0.50% less than the rate we charge for loan interest. The rate we credit on loaned amounts will never be less than 2.00% less than the rate we charge for policy loans. We guarantee that the interest rate we credit on loaned amounts will always be at least 4.00%. (See “Loans” for more information.)

SEPARATE ACCOUNT CHARGES

MORTALITY AND EXPENSE RISK CHARGE

We charge the Investment Divisions for the Mortality and Expense Risks we assume.

•	Current—The charge is equal to an annual rate of 0.30%, or $3 per $1,000, of the net asset value of each Investment Division.

•

Guaranteed Maximum—At our option, we may change the Mortality and Expense Risk charge. We guarantee that the mortality and expense risk charge will never exceed an annual rate of 0.90%, or $9 per $1,000, of the average daily net asset value of each Investment Division’s assets.

The mortality risk we assume is that the group of lives insured under our policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that our costs of issuing and administering policies may be more than what we estimated.

If current charges are insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these funds for any corporate purpose, including expenses relating to the sale of the policies.

CHARGE FOR FEDERAL INCOME TAXES

We do not currently deduct a charge for federal income taxes from the Investment Divisions, although we may do so in the future to reflect possible changes in the law.

FUND CHARGES

Each Investment Division of the Separate Account purchases shares of the corresponding Portfolio at the shares’ net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of a Portfolio by the relevant Fund. The advisory fees and other expenses are not fixed or specified under the terms of the policy and may vary from year to year. These fees and expenses are described in the Funds’ prospectuses. (See “Annual Portfolio Company Operating Expenses” for more information.)

TRANSACTION CHARGES

Partial Withdrawal Charge (and Surrender Charge)

When you take a partial withdrawal, we reserve the right to deduct a maximum processing fee of $25. If the partial withdrawal results in a decrease in the Base Face Amount, we will also deduct a surrender charge (as described below).

Transfer Fee

We reserve the right to impose a charge of up to $30 per transfer for each transfer after the first 12 in any Policy Year.

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Surrender Charge

During the first nine Policy Years, we will assess a surrender charge on a complete surrender or a requested decrease in Base Face Amount (not including any term insurance amount). Thus, the surrender charge would be lower if you combine term insurance with the base policy. The surrender charge is based on the Policy Year in which the surrender or decrease in Base Face Amount is made and will be deducted from the policy’s Cash Value in the Investment Divisions and the Fixed Account in proportion to the policy’s Cash Value in each.

For a surrender, the maximum surrender charge is equal to the applicable percentage shown in the table below multiplied by the Surrender Charge Premium, which appears on page 2.1 of your policy. A table of Surrender Charge Premium Rates Per Thousand appears in Appendix A to this prospectus.

Percentage of Surrender Charge Premium
Policy Year

1-5	32.5%

6	26.0%

7	19.5%

8	13.0%

9	6.5%

10+	0%

The surrender charge may be less than the maximum surrender charge if a decrease in the Base Face Amount is requested. A requested decrease in Base Face Amount will result in the imposition of a Surrender Charge equal to the difference between the surrender charge that would have been payable on a complete surrender prior to the decrease and the surrender charge that would be payable on a complete surrender after the decrease. Requested decreases and increases in Base Face Amount will cause a corresponding change in the amount of your Surrender Charge Premium.

Surrender Charge Limits

In no event will the surrender charge exceed 50% of premiums paid to date, less (i) any sales expense charges deducted from such premium payments, less (ii) any surrender charge previously deducted.

HOW THE POLICY WORKS

This example is based on the charges applicable to a policy during the first Policy Year, issued on a medically underwritten, non-smoking insured male, issue age 45, with an initial Face Amount of $350,000, who has selected Life Insurance Benefit Option 1 and the Guideline Premium Test. The example assumes current charges and a 6% hypothetical gross annual investment return, which results in a net annual investment return of 4.97%.

Planned Annual Premium		$7,500.00

less:	Sales expense charge (2.25%) of premium paid	168.75

	State premium tax charge (2%) of premium paid	150.00

	Federal premium tax charge (1.25%) of premium paid	93.75

equals:	Net Premium	$7,087.50

less:	Monthly Contract Charge ($7.50 per month)	90.00

less:	Charges for Cost of Insurance (varies monthly)	566.23

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plus:	Net investment performance (varies daily)	334.72

equals:	Cash Value	$6,765.99

less:	Surrender charge (a percentage of Surrender Charge Premium)	1,025.50

equals:	Cash Surrender Value (as of end of the first Policy Year)	$5,740.49

There is no guarantee that the current charges illustrated above will continue. Depending on the timing and degree of fluctuation in actual investment returns, the actual policy values could be substantially more or less than those shown. A lower value, under certain circumstances, could result in the lapse of the policy unless the policyowner pays more than the stated premium.

DESCRIPTION OF THE POLICY

THE PARTIES

There are three important parties to the policy: the Policyowner (or contractowner), the Insured and the Beneficiary (or payee). One individual can have one or more of these roles. Each party plays an important role in a policy.

Policyowner: This person or entity can purchase and surrender a policy, and can make changes to it, such as:

•	increase/decrease the Face Amount

•	choose a different Life Insurance Benefit (except that a change cannot be made to Option 3)

•	delete riders

•	change the Beneficiary

•	change underlying investment options

•	take a loan against or take a partial withdrawal from the value of the policy

Insured: This individual’s personal information determines the cost of the life insurance coverage. The policyowner also may be the Primary Insured.

Beneficiary: The beneficiary is the person(s) or entity(ies) the policyowner specifies on our records to receive the proceeds from the policy. The policyowner may name his or her estate as the beneficiary.

Who is named as Policyowner and Beneficiary may affect whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. See “Federal Income Tax Considerations: Life Insurance Status of Policy” for more information.

THE POLICY

The policy provides life insurance protection on the named Insured, and pays Policy Proceeds when that Insured dies while the policy is in effect. The policy offers: (1) flexible premium payments where you decide the timing and amount of the payment; (2) a choice of two Life Insurance Benefit Options; (3) access to the policy’s Cash Value through loans and partial withdrawal privileges (within limits); (4) the ability to increase or decrease the policy’s face amount of insurance (within limits); (5) additional benefits through the use of optional riders; and (6) a selection of premium and expense allocation options, including 17 Investment Divisions and a Fixed Account with a guaranteed minimum interest rate. You may allocate your premiums among any of the Allocation Alternatives available.

HOW THE POLICY IS AVAILABLE

The policy is available only as a non-qualified policy. This means that the policy is not available for use in connection with certain employee retirement plans that qualify for special treatment under the federal tax law. The minimum Face Amount of a policy is $25,000, unless a higher amount is required by state law. The

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policyowner may increase the Face Amount, subject to our underwriting rules in effect at the time of the request. The Insured may not be older than age 85 as of the Policy Date or the date of any increase in Face Amount. Before issuing any policy (or increasing its Face Amount), the policyowner must give us satisfactory evidence of insurability.

We may issue the policy based on underwriting rules and procedures, which are based on NYLIAC’s eligibility standards. These may include guaranteed issue underwriting. If our procedures for any group or sponsored arrangements call for less than full medical underwriting, Insureds in good health may be able to obtain coverage more economically under a policy that requires full medical underwriting.

We may issue the policy in certain states on a unisex basis. For policies issued on a unisex basis, the policyowner should disregard any reference in this prospectus that makes a distinction based on the gender of the Insured.

POLICY PREMIUMS

Planned Premiums: The amount and interval of any planned premiums are shown on page two of the policy. The policyowner does not have to pay a planned premium to keep the policy in force if the Cash Surrender Value, less any Policy Debt, is enough to cover the charges made on the Monthly Deduction Day. The policyowner may increase or decrease the amount of any planned premium subject to the limits we set. However, the policyowner may not make a premium payment which would jeopardize the policy’s qualification as “life insurance” under Section 7702 of the IRC. The policyowner may also change the frequency of premiums subject to our minimum premium rules. Planned premiums end on the policy anniversary on which the Insured is age 95.

Unplanned Premiums: While the Insured is living, the policyowner may make unplanned premium payments at any time before the policy anniversary on which the Insured is age 95. However, the policyowner may not make a premium payment which would jeopardize the policy’s qualification as “life insurance” under Section 7702 of the IRC. If an unplanned premium would result in an increase in the death benefit greater than the increase in the Cash Value, we reserve the right to require proof of insurability before accepting that payment and applying it to the policy. We also reserve the right to limit the number and amount of any unplanned premiums.

CASH VALUE AND CASH SURRENDER VALUE

CASH VALUE

After the free look period, the Cash Value of the policy is the sum of the Accumulation Value in the Separate Account, the value of the Fixed Account and the value in the Loan Account. Subsequent Net Premiums are allocated among the Fixed Account and/or the Investment Divisions according to the allocation percentages requested in the application, or as subsequently changed by the policyowner. A portion of the Cash Value is allocated to the Loan Account if a loan is taken under the policy. See “Loans”. The Cash Value also reflects various charges. See “Charges Under the Policy.”

CASH SURRENDER VALUE

The policy may be surrendered for its Cash Surrender Value, less any Policy Debt, at any time before the Insured dies. Unless a later effective date is selected, the surrender is effective on the Business Day we receive a signed surrender request in proper form at our Service Office listed on the first page of this prospectus. The Cash Surrender Value is the Cash Value, less any surrender charges.

INVESTMENT DIVISIONS AND THE FIXED ACCOUNT

The balance of your premium payment after we deduct the premium charges is called your Net Premium. We allocate your Net Premium among your selected Investment Divisions available under the policy (See “Funds and Eligible Portfolios” for our list of available Investment Divisions) and the Fixed Account, based on your instructions. You can allocate your Net Premium to one or more Investment Divisions and/or the Fixed Account.

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AMOUNT IN THE SEPARATE ACCOUNT

We use the amount allocated to an Investment Division to purchase Accumulation Units within that Investment Division. We redeem Accumulation Units from an Investment Division when amounts are loaned, withdrawn, transferred, surrendered, or deducted for charges or loan interest. We calculate the number of Accumulation Units purchased or redeemed in an Investment Division by dividing the dollar amount of the transaction by the Investment Division’s Accumulation Unit value. On any given day, the amount you have in the Separate Account is the value of the Accumulation Units you have in all of the Investment Divisions. The value of the Accumulation Units you have in a given Investment Division equals the current Accumulation Unit value for the Investment Division multiplied by the number of Accumulation Units you hold in that Investment Division.

We determine Accumulation Unit values for the Investment Divisions as of the end of each Valuation Day.

AMOUNT IN THE FIXED ACCOUNT

You can choose to allocate all or part of your Net Premium payments to the Fixed Account. The amount you have in the Fixed Account equals:

(1) the sum of the Net Premium payments you have allocated to the Fixed Account;

plus (2) any transfers you have made from the Separate Account to the Fixed Account;

plus (3) any interest credited to the Fixed Account;

less (4) any amounts you have withdrawn from the Fixed Account;

less (5) any charges We have deducted from the Fixed Account;

less (6) any transfers you have made from the Fixed Account to the Separate Account or the Loan Account.

TRANFERS AMONG INVESTMENT DIVISIONS AND THE FIXED ACCOUNT

You may transfer all or part of the Cash Value among Investment Divisions or from an Investment Division to the Fixed Account. Transfers may also be made from the Fixed Account to the Investment Divisions in certain situations.

The minimum amount that can be transferred from one Investment Division to another Investment Division or to the Fixed Account, is the lesser of (i) $500 or (ii) the value of the Accumulation Units in the Investment Division from which the transfer is being made, unless we agree otherwise. If, after the transfer, the value of the remaining Accumulation Units in an Investment Division or the value in the Fixed Account would be less than $500, we have the right to include that amount in the transfer. There is no charge for the first twelve transfers in any one Policy Year. NYLIAC may charge $30 for each transfer in excess of twelve per year. This charge will be applied on a pro-rata basis to the Allocation Alternatives to which the transfer is being made.

In each Policy Year, the policyowner may make one transfer from the Fixed Account to the Investment Divisions, subject to the following three conditions:

•

Maximum Transfer—An amount not greater than 10% of the value of the Fixed Account at the beginning of the Policy Year may be transferred during that Policy Year. The 10% maximum transfer limitation does not apply during the retirement year (the Policy Year following the Insured’s 65th birthday, the date you indicate in the application, or another date we approve).

•	Minimum Transfer—The minimum amount that may be transferred is $500, unless We agree otherwise.

•

Minimum Remaining Value—The value remaining in the Fixed Account after the transfer must be at least $500. If the remaining value would be less than $500, We have the right to include that amount as part of the transfer.

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Transfer requests must be made in writing on a form we have approved and submitted to the Service Office at the address listed on the first page of this prospectus. Transfers to or from Investment Divisions will be made based on the Accumulation Unit Values on the Business Day on which NYLIAC receives the transfer request.

LIMITS ON TRANSFERS

Procedures Designed to Limit Potentially Harmful Transfers

This policy is not intended as a vehicle for market timing. Generally, we require that all transfer requests must be submitted in writing through the U.S. mail or an overnight carrier to the Service Office address listed on the first page of this prospectus. In connection with deferred compensation plans, however, we may permit, in certain limited circumstances, transfer requests to be submitted by fax transmission. These requirements are designed to limit potentially harmful transfers.

We may change these limitations or add new ones at any time without prior notice; your policy will be subject to these changes regardless of the Issue Date of your policy. All transfers are subject to the limits set forth in the prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.

We apply our limits on transfers procedures to all owners of this policy without exception.

Orders for the purchase of Fund Portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund Portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. Please send transfer requests to the Service Office noted on the first page of this prospectus. We will provide you with written notice of any transfer request we reject or reverse. You should read the Fund prospectuses for more details on their ability to refuse or restrict purchases or redemptions of their shares. In addition, pursuant to Rule 22c-2 of the 1940 Act, a Fund may require us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.

Risks Associated with Potentially Harmful Transfers

The procedures described herein are designed to limit potentially harmful transfers. However, we cannot guarantee that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.

•

We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.

•	Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

(1) The underlying Fund Portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying Fund Portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying Fund Portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.

(2) The purchase and redemption orders received by the underlying Fund Portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued by us. The nature of these combined orders may limit the underlying Fund Portfolios’ ability to apply their respective trading policies and procedures. In addition, if an underlying Fund Portfolio believes that a combined order we submit may reflect one or more transfer requests from owners engaged in

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potentially harmful transfer activity, the underlying Fund Portfolio may reject the entire order and thereby prevent us from implementing any transfers that day. We do not generally expect this to happen.

•

Other insurance companies that invest in the Fund Portfolios underlying this policy may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose variable investment options correspond to the affected underlying Fund Portfolios.

•	Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

(1) an adverse effect on Portfolio management, such as:

a) impeding a Portfolio manager’s ability to sustain an investment objective;

b) causing the underlying Fund Portfolio to maintain a higher level of cash than would otherwise be the case; or

c) causing an underlying Fund Portfolio to liquidate investments prematurely (or otherwise at an otherwise inopportune time) in order to pay withdrawals or transfers out of the underlying Fund Portfolio.

(2) increased administrative and Fund brokerage expenses.

(3) dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying Fund Portfolio are made when, and if, the underlying Fund Portfolio’s investments do not reflect an accurate value (sometimes referred to as “time-zone arbitrage” and “liquidity arbitrage”).

How to Request a Transfer—Submit your request in writing, in a form acceptable to us, to our Service Office at the address listed on the first page of this prospectus.

Transfer requests received after 4:00 pm Eastern Time, or on a non-Business Day, will be priced as of the next Business Day. (See “Management and Organization—Our Rights—How to Reach Us for Policy Services” for more information.)

ADDITIONAL BENEFITS THROUGH RIDERS

The policy can include additional benefits that we approve based on our standards and limits for issuing insurance and classifying risks. An additional benefit is provided by rider and is subject to the terms of both the policy and the rider. The following rider is currently available:

•

Adjustable Term Insurance Rider: This rider provides term insurance coverage on the Insured. The initial term amount is shown on your Policy Data Page. If the policyowner requests a change in the base policy face amount, or if the amount of death benefit under the base policy automatically increases or decreases in order to satisfy IRC Section 7702 requirements, the term benefit will be adjusted on each policy anniversary accordingly to maintain a level overall total death benefit. In addition, the policyowner can elect to change the term amount at any time. The policyowner must furnish evidence of insurability, satisfactory to us, in connection with any request to increase the term insurance amount. This rider must be elected at the time the policy is issued.

•

Term Rider vs. Base Policy Coverage: If you compare a policy with a term insurance rider to one that provides the same initial death benefit without a term rider, the policy with the term rider will have lower surrender charges. (See “Charges Associated with the Policy—Transaction Charges—Surrender Charge.”)

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TAX-FREE “SECTION 1035” INSURANCE POLICY EXCHANGES

Generally, you can exchange one life insurance policy for another in a “tax-free exchange” under Section 1035 of the IRC. However, because we have discontinued sales of this policy, you may not exchange another policy for the one described in this prospectus. Before making an exchange, you should compare both policies carefully. Remember that if you exchange one policy for another, you might have to pay a surrender charge on your old policy. Other charges may be higher (or lower) and the benefits may be different for the new policy. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange one policy for another unless you determine, after knowing all of the facts that the exchange is in your best interest.

The surrender value of your old policy is determined after the new life insurance policy has been issued. The value of your old policy may increase or decrease due to market fluctuations during the period between submission of the exchange request and issuance of the new policy. Please consult your current insurer about how to seek to mitigate market exposure during this period.

PREMIUMS

For the purpose of determining whether we require additional underwriting when accepting a premium payment, we classify your premium payments as planned or unplanned premiums. Acceptance of initial and subsequent premium payments is subject to our suitability standards.

Factors that are considered in determining your premium payment are: age, underwriting class, gender, policy Face Amount, Fund performance, loans, and riders you add to your policy.

Planned Premium

When you apply for your policy, you select a premium payment schedule, which indicates the amount and frequency of premium payments you intend to make. The premium amount you select for this schedule is called your “planned premium.” It is shown on the Policy Data Page.

•	You may increase or decrease the amount of your planned premium and change the frequency of your payments, within limits.

•	Planned premium payments end on the policy anniversary on which the Insured is age 95.

•

Your policy will not automatically terminate if you are unable to pay the planned premium. However, payment of your planned premium does not guarantee your policy will remain in effect. Your policy will terminate if the Cash Surrender Value is insufficient to pay the monthly deduction charges, or if you reach the end of the late period and you have not made the necessary payment.

Unplanned Premium

An unplanned premium is a payment you make that is not part of the premium schedule you choose.

•

While the Insured is living, you may make unplanned premium payments at any time before the policy anniversary on which the Insured is age 95. However, if payment of an unplanned premium will cause the Life Insurance Benefit of your policy to increase more than the Cash Value will increase, we may require proof of insurability before accepting that payment and applying it to your policy. The increase may occur in order for your policy to continue to qualify as life insurance under the IRC.

•	If you exchange another life insurance policy to acquire this policy under IRC Section 1035, we will treat the proceeds of that exchange as an unplanned premium.

•	The minimum unplanned premium amount we allow is $50.

•	We may limit the number and amount of any unplanned premium payments.

Subsequent premium payments must be sent to our Premium Remittance Center at the address listed on the first page of this prospectus.

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RISK OF MINIMALLY FUNDED POLICIES

You can make additional planned or unplanned premium payments at any time until the Insured reaches age 95. We will require one or more additional premium payments in the circumstances where the Cash Surrender Value of your policy is determined to be insufficient to pay the charges needed to keep your policy in effect. Should the additional payment(s) not be made, your policy will lapse.

Although premium payments are flexible, you may need to make additional premium payments so that the Cash Surrender Value of your policy is sufficient to pay the charges needed to keep your policy in effect. A policy that is maintained with a Cash Surrender Value just sufficient to cover deductions and charges or that is otherwise minimally funded more likely will be unable to maintain its Cash Surrender Value because of market fluctuations and performance-related risks. When determining the amount of your planned premium payments, you should consider funding your policy at a level which has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations. (Your policy can lapse even if you pay all of the planned premiums on time.)

TIMING AND VALUATION

Your premium will be credited to your policy on the Business Day that it is received, assuming it is received prior to the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time. Any premiums received after that time will be credited to your policy on the next Business Day.

The Fund assets making up the Investment Divisions will be valued only on those days that the NYSE is open for trading. Generally, the NYSE is closed on Saturdays, Sundays and major U.S. holidays.

PREMIUM PAYMENTS

When we receive a premium payment, we deduct the sales expense, state tax, and federal tax charges that apply. The balance of the premium is called the “Net Premium.” We apply your Net Premium to the Investment Divisions and/or Fixed Account, according to your instructions.

If you elect the Guideline Premium Test (“GPT”)to determine whether your policy qualifies as life insurance under IRC Section 7702, we may limit your premium payments. If the premiums paid during any Policy Year exceed the maximum amount permitted under the Guideline Premium Test, we will return to you the excess amount within 60 days after the end of the Policy Year. The excess amount of the premiums we return to you will not include any gains or losses attributable to the investment return on those premiums. We will credit interest at a rate of not less than 3% on those premiums from the date such premiums cause the policy to exceed the amount permitted under the GPT to the date we return the premiums to you. See “Policy Payment Information—Life Insurance Benefit Options” for more information. You can call (913) 906-4000 to determine whether an additional premium payment would be allowed under your policy.

We allocate your Net Premium, which is the balance of any planned and unplanned premium payment after we deduct sales expense, state tax, and any federal tax charges that apply, along with any interest credited, to the Investment Divisions of the Separate Account and/or the Fixed Account according to the most recent premium allocation election you have given us. You can change the premium allocation any time you make a premium payment by submitting a revised premium allocation form. The allocation percentages must be in whole numbers and total 100%.

PREMIUM PAYMENTS RETURNED FOR INSUFFICIENT FUNDS

If your premium payment is returned for insufficient funds, we will reverse the investment options chosen and reserve the right to charge you a $20 fee for each returned payment. In addition, if we incur any losses as a result of a returned payment, we will deduct the amount of the loss from your policy's Cash Value. If two consecutive payments by check are returned for insufficient funds for two consecutive months, the privilege to pay by check will be suspended until such time we agree to reinstate it.

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POLICY PAYMENT INFORMATION

WHEN LIFE INSURANCE COVERAGE BEGINS

Insurance coverage under the policy will begin on the later of the Policy Date or the date we receive the first premium payment.

CHANGING THE FACE AMOUNT OF YOUR POLICY

The policyowner can apply in writing to increase the Face Amount of the policy. To increase the Face Amount of your policy, you must send a written request in a form acceptable to us to the Service Office at the address listed on the first page of this prospectus. In addition, on or after the first policy anniversary, the policyowner can apply in writing to decrease the Face Amount of the policy. The policyowner can change the Face Amount while the Insured is living, but only if the policy will continue to qualify as life insurance under IRC Section 7702 after the change is made. Requested decreases and increases in Base Face Amount will cause a corresponding change in the amount of the Surrender Charge Premium.

The amount of an increase in Face Amount is subject to our maximum retention limits. We require evidence of insurability that is satisfactory to us for an increase. If this evidence results in a change of underwriting class, we will issue a new policy for the amount of the increase. We reserve the right to limit increases. Any increase will take effect on the Monthly Deduction Day on or after the Business Day we approve the request for the increase. An increase in Face Amount may increase the cost of insurance charge.

The policyowner may also request decreases in coverage. To decrease the Face Amount of your policy, you must send a written request in a form acceptable to us to the Service Office listed on the first page of this prospectus. For a decrease which reduces the Base Face Amount, the appropriate surrender charge will be deducted from the Cash Value. (See “Charges Associated with the Policy—Transaction Charges—Surrender Charge.”) A decrease in Face Amount is effective on the Monthly Deduction Day on or after the Business Day we receive the policyowner’s request for the decrease. Decreases are subject to the minimum Base Face Amount of $25,000 or that required by state law. Decreases in face amount may result in adverse tax consequences. Please consult your tax adviser.

POLICY PROCEEDS

We will pay proceeds to your beneficiary in one sum when we receive satisfactory proof that the Insured died while the policy is in effect. These proceeds will equal:

1)	the Life Insurance Benefit calculated under the Life Insurance Benefit Option you have chosen, valued as of the date of death;

plus 2) any additional death benefits available under the riders you have chosen;

less 3) any outstanding loans (including any accrued loan interest as of the date of death) on the policy.

less 4) any outstanding policy charges.

We will pay interest on these proceeds from the date the Insured died until the date we pay the proceeds or the date when the payment option you have chosen becomes effective. See “Life Insurance Benefit Options” for more information.

BENEFICIARIES OR PAYEES

The Beneficiary is the person(s) or entity/ies you have specified on our records to receive insurance proceeds from your policy. You have certain options regarding the policy’s beneficiary:

•	You name the Beneficiary when you apply for the policy. The Beneficiary will receive insurance proceeds after the Insured dies.

•	You can elect to have different classes of Beneficiaries, such as primary and secondary, where these classes determine the order of payment. You may identify more than one Beneficiary per class.

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•

To change a revocable Beneficiary while the Insured is living, you must send a written request in a form acceptable to us to our Service Office at the address listed on the first page of this prospectus (or any other address we indicate to you in writing). Generally, the change will take effect as the date the request is signed subject to any payments we made or actions we have already taken.

•

If no Beneficiary is living when the Insured dies, we will pay the Policy Proceeds to you (the Policyowner) or if you are deceased, to your estate, unless we have other instructions from you to do otherwise.

You can name only those individuals who are able to receive payments on their own behalf as payees or successor payees, unless we agree otherwise. We may require proof of the age of the payee or proof that the payee is living. If we still have an unpaid amount, or there are some payments which still must be made when the last surviving payee dies, we will pay the unpaid amount with interest to the date of payment, or pay the present value of the remaining payments, to that payee’s estate. We will make this payment in one sum. The present value of the remaining payments is based on the interest rate used to compute them, and is always less than their sum.

WHEN WE PAY POLICY PROCEEDS

If the policy is still in effect, we will pay any Cash Surrender Value, partial withdrawals, loan proceeds, or the Policy Proceeds within 7 days after we receive all of the necessary requirements at our Service Office at the address listed in the first page of this prospectus.

•

We may delay payment of any loan proceeds attributable to the Separate Account, any partial withdrawal from the Separate Account, the Cash Surrender Value, or the Policy Proceeds during any period that:

(a) we are unable to determine the amount to be paid because the NYSE is closed (other than customary weekend and holiday closings), trading is restricted by the SEC or the SEC declares that an emergency exists; or

(b) the SEC, by order, permits us to delay payment in order to protect our policyowners.

•	We may delay payment of any portion of any loan or surrender request, including requests for partial withdrawals, from the Fixed Account for up to 6 months from the date we receive your request.

•

We may delay payment of the entire Policy Proceeds if we contest the payment. We investigate all death claims that occur within the two-year contestable period. Upon receiving information from a completed investigation we will make a determination, generally within five days, as to whether the claim should be authorized for payment. Payments are made promptly after the authorization.

•

Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or “freeze” a policy. If these laws apply in a particular policy(ies), We would not be allowed to pay any request for transfers, withdrawals, surrenders, loans, or death benefits. If a policy or an account is frozen, the Cash Value would be moved to a special segregated interest-bearing account and held in that account until instructions are received from the appropriate federal regulator.

•

If you have submitted a recent check or draft, we have the right to defer payment of any surrender, withdrawal, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. It may take up to 15 days for a check to clear through the banking system.

We add interest at an annual rate of 3% (or at a higher rate if required by law) if we delay payment of a partial withdrawal or Cash Surrender Value for 30 days or more.

We add interest to Policy Proceeds from the date of death to the date of payment at an annual rate of at least 3%, set each year, and not less than required by law.

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Payment Options

We will pay the Policy Proceeds in one sum unless you or the Beneficiary choose to be paid over time. There are three payment options to choose from: an Interest Accumulation Option, an Interest Payment Option, and a Life Income Option. (Those receiving payments under these options–whether they are designated by you or the beneficiary–will be referred to below as “payees”.)

Any Policy Proceeds paid in one sum will be paid in cash and bear interest compounded each year from the date of the Insured’s death to the date of payment. We set the interest rate each year. This rate will be at least 3% per year (or a higher rate if required by law). Under the Interest Accumulation or Interest Payment Options, the payee can withdraw amounts of at least $100 at anytime. We will mail a check for the amount of the proceeds to the payee. If the payee requests a withdrawal, and the balance remaining on deposit with us after the withdrawal would be less than $100, we may pay the entire remaining balance in one sum to the payee.

•	Interest Accumulation Option (Option 1 A)

Under this option, the Policy Proceeds will remain on deposit with us until the payee requests a withdrawal. Each year, the balance will earn interest at a rate we reset annually. The interest crediting rate will never be less than 3%. We will pay interest on the sum withdrawn up to the date of the withdrawal.

•	Interest Payment Option (Option 1 B)

Under this option, the Policy Proceeds will remain on deposit with us until the payee requests a withdrawal. The balance will earn interest at a rate we reset annually. The interest crediting rate will never be less than 3%. We will pay interest monthly, quarterly, semi-annually or annually, as directed, on amounts remaining on deposit with us.

•	Life Income Option (Option 2)(Not available in Massachusetts and Montana)

Under this option, the Policy Proceeds are applied to the purchase of a single premium life annuity policy that will make equal monthly payments during the lifetime of the payee. The annuity policy is issued when the first premium payment is due. Payments under the annuity will remain level and are guaranteed for a period that you (or the beneficiary, if applicable) specify–5, 10, 15 or 20 years–even if the specified payee dies sooner.

Payments are based on an adjusted annuity premium rate in effect at the time of issue, but will never be less than the corresponding minimum amount shown in the “Option 2” table found in your policy. Upon request, in a form acceptable to us sent to the address listed on the first page of this prospectus, we will send you (or the beneficiary, if applicable) a statement of the minimum amount of each monthly payment–based on the gender and adjusted age of the payee(s)–before this option is elected

If the first annuity payment was due in 2016 or after, we will decrease the payee’s actual age to arrive at the payee’s adjusted age. Such decreases will result in lower monthly annuity payments to the payee. Adjustments to the payee’s age will be make as follows:

2012-2015	2016-2025	2026-2035	2036 and later
0	-1 year	-2 years	-3 years

A decrease in the payee’s age results in lower payments than if no decrease was made.

Electing or Changing a Payment Option

While the Insured is living, you can elect or change your payment option. To change your payment option, you must send a written request in a form acceptable to us, to the Service Office listed on the first page of this prospectus. You can also name or change one or more of the Beneficiaries who will be the payee(s) under that option. (See “Policy Payment Information— Beneficiaries or Payees” for more information.)

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After the Insured dies, any person who is entitled to receive Policy Proceeds in one sum (other than an assignee) can elect a payment option and name payees. The person who elects a payment option can also name one or more successor payees to receive any amount remaining at the death of the payees. Naming these payees cancels any prior choice of successor payees. A payee who did not elect the payment option has the right to advance or assign payments, take the payments in one sum, change the payment option, or make any other change, only if the person who elects the payment option notifies us in writing and we agree.

LIFE INSURANCE BENEFIT OPTIONS

The death benefit is the amount payable to the named Beneficiary when the Insured dies. Upon receiving due proof of death at our Service Office, we will pay the Beneficiary the death benefit determined as of the date the Insured dies, less the Policy Debt. All or part of the Death Benefit can be paid in cash or applied under one or more of our payment options described under “Policy Payment Information – Death Claims.”

The amount of the death benefit is determined by whether the policyowner has chosen Life Insurance Benefit Option 1 or Life Insurance Benefit Option 2. Life Insurance Benefit Option 1 provides a Life Insurance Benefit equal to the greater of (i) the Face Amount or (ii) the Cash Value multiplied by the percentage in the appropriate IRC Section 7702 table. Life Insurance Benefit Option 2 provides a Life Insurance Benefit equal to the greater of (i) the Face Amount plus the Cash Value or (ii) the Cash Value multiplied by a percentage in the appropriate IRC Section 7702 table. The value of any additional benefits provided by rider is added to the amount of the death benefit. We pay interest on the death benefit from the date of death to the date the death benefit is paid or a payment option becomes effective. The interest rate equals the rate determined under the Interest Payment Option chosen. (See “Policy Payment Information—Death Claims”) We subtract any Policy Debt and any charges incurred but not deducted, and then credit the interest on the balance.

Beginning on the policy anniversary on which the Insured is age 95, the Face Amount, as shown on page 2 of the policy, will no longer apply. Instead, the Life Insurance Benefit under the policy will equal the Cash Value. We will reduce the amount of the Life Insurance Benefit proceeds by any Policy Debt. Also, note, an insurance contract is uncertain after the Insured is age 95. (See “Federal Income Tax Considerations” for more information.)

Under Section 7702, a policy will generally be treated as life insurance for federal tax purposes if, at all times, it meets either the Guideline Premium Test (“GPT”) or the Cash Value Accumulation Test (“CVAT”)

You must choose either the GPT or CVAT before the policy is issued. Once the policy is issued, you may not change to a different test. The Life Insurance Benefit will vary depending on which test is used.

The GPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into a policy. The corridor requires that the Life Insurance Benefit be at least a certain percentage (varying each year by the age of the Insured) of the Cash Value. The CVAT does not have a premium limit, but does have a corridor that requires that the Life Insurance Benefit be at least a certain percentage (varying based on age and sex of the Insured) of the Cash Value.

The corridor under the CVAT is different than the corridor under the GPT. Specifically, the CVAT corridor requires more Life Insurance Benefit in relation to Cash Value than is required by the GPT corridor. Therefore, as your Cash Value increases, your Life Insurance Benefit will increase more rapidly under CVAT than it would under GPT.

Your policy will be issued using the GPT unless you choose otherwise. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a policy, but may require the policy to have a higher Life Insurance Benefit.

Assuming your Life Insurance Benefit does not increase in order to meet the requirements of IRC Section 7702, and assuming the same Face Amount and premium payments under these options:

•	If you choose Option 1, your Life Insurance Benefit will not vary in amount and generally you will have lower total policy cost of insurance charges and lower Policy Proceeds.

•	If you choose Option 2, your Life Insurance Benefit will vary with your policy’s Cash Value and

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generally you will have higher total policy cost of insurance charges and higher Policy Proceeds than under Option 1.

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Corridor Table

Insured’s Age on Policy Anniversary	% of Cash Value	Insured’s Age on Policy Anniversary	% of Cash Value
0-40	250	61	128
41	243	62	126
42	236	63	124
43	229	64	122
44	222	65	120
45	215	66	119
46	209	67	118
47	203	68	117
48	197	69	116
49	191	70	115
50	185	71	113
51	178	72	111
52	171	73	109
53	164	74	107
54	157	75-90	105
55	150	91	104
56	146	92	103
57	142	93	102
58	138	94	101
59	134	95 & Over	100
60	130

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CVAT Table

Insured’s Age on Policy Anniversary	% of Cash Value			Insured’s Age on Policy Anniversary	% of Cash Value
	Male	Female	Unisex		Male	Female	Unisex
18	691	830	715	57	207	240	213
19	671	803	694	58	202	233	207
20	652	778	674	59	196	226	202
21	634	753	654	60	191	220	197
22	615	729	635	61	187	214	192
23	597	705	616	62	182	208	187
24	579	683	597	63	178	202	182
25	564	661	579	64	173	197	178
26	544	639	561	65	169	191	174
27	527	618	543	66	166	186	170
28	511	598	526	67	162	182	166
29	494	579	509	68	159	177	162
30	478	560	493	69	155	172	159
31	463	541	477	70	152	168	155
32	448	524	461	71	149	164	152
33	433	507	446	72	146	160	149
34	419	490	432	73	143	156	146
35	405	474	417	74	141	152	143
36	392	458	404	75	138	149	141
37	380	443	391	76	136	146	138
38	367	429	378	77	134	143	136
39	356	415	366	78	132	140	134
40	344	402	354	79	130	137	132
41	333	389	343	80	128	134	130
42	323	377	332	81	126	132	128
43	313	365	322	82	125	130	126
44	303	354	312	83	123	127	124
45	294	343	303	84	122	125	123
46	285	333	293	85	120	123	121
47	276	323	285	86	119	121	120
48	268	313	276	87	118	119	118
49	260	303	268	88	116	118	117
50	253	294	260	89	115	116	115
51	245	286	252	90	113	114	114
52	238	277	245	91	112	112	112
53	231	269	238	92	110	110	110
54	225	261	231	93	107	108	108
55	219	254	225	94	104	104	104
56	213	247	219	95 & Over	100	100	100

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EFFECT OF INVESTMENT PERFORMANCE ON THE DEATH BENEFIT

Positive investment experience in the Investment Divisions may result in a death benefit that will be greater than the Face Amount, but negative investment experience will never result in a death benefit that will be less than the Face Amount, so long as the policy remains in force.

CHANGING YOUR LIFE INSURANCE BENEFIT OPTION

On or after the first policy anniversary, the policyowner can change the Life Insurance Benefit Option. Any change will take effect on the Monthly Deduction Day on or after the Business Day we approve the policyowner’s signed request. If the policyowner changes from Option 1 to Option 2, the Base Face Amount of the policy will be decreased by the Cash Value. No surrender charges will apply to this automatic decrease in Base Face Amount. If the policyowner changes from Option 2 to Option 1, the Base Face Amount of the policy will be increased by the Cash Value. The Surrender Charge Premium will not be affected by changes in the Life Insurance Benefit Option. You can change the Life Insurance Benefit Option for your policy while the Primary Insured is alive.

We may prohibit you from changing the Life Insurance Benefit Option if the change would (i) cause the Face Amount of the policy to be less than the policy minimum, (ii) cause the policy to fail to qualify as life insurance under Section 7702 of the IRC, or (iii) cause the policy’s Face Amount to exceed our limits on the risk we retain, which we set at our discretion. Option changes are not permitted on or after the policy anniversary on which the Insured is age 95.

In order to change your Life Insurance Benefit Option, you must submit a signed request to our Service Office listed on the first page of this prospectus (or any other address we indicate to you in writing).

Tax law provisions relating to “employer-owned life insurance contracts” may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. You may be required to take certain actions before acquiring the Policy in order to ensure that such Benefit may be received on a tax-free basis. See the discussion under “Federal Income Tax Considerations—Life Insurance Status of Policy—IRC Section 101(j)—Impact on Employer-Owned Policies” for more information.

ADDITIONAL POLICY PROVISIONS

LIMITS ON OUR RIGHTS TO CHALLENGE YOUR POLICY

Generally, we must bring any legal action contesting the validity of your policy within two years of the Issue Date, including any action taken to contest a Face Amount or rider amount increase as a result of a change in the Life Insurance Benefit Option. For any increase(s) in Face Amount or rider amount other than one due to a change in the Life Insurance Benefit Option, this two-year period begins on the effective date of the increase.

SUICIDE

If the Insured commits suicide within two years from the Issue Date, or less where required by law (or with respect to an increase in Face Amount or rider amount, the effective date of the increase), and while the policy is in force, the policy will end, and the only amount payable to the Beneficiary will be the premium paid, less any Policy Debt and partial withdrawals.

MISSTATEMENT OF AGE OR GENDER

If the policy application misstates the Insured’s age or gender, we will adjust the Cash Value, the Cash Surrender Value, and the Life Insurance Benefit to reflect the correct age and gender. We will adjust the Policy Proceeds provided by your policy based on the most recent mortality charge for the correct date of birth.

ASSIGNMENT

While the Insured is living, you can assign a policy as collateral for a loan or other obligation. In order for this assignment to be binding on us, we must receive a signed copy of such assignment at our Service Office

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at the address noted on the first page of this prospectus or any other address we indicate to you in writing. We are not responsible for the validity of any assignment. If your policy is a modified endowment contract, assigning your policy may result in taxable income and tax penalties to you. (See “Federal Income Tax Considerations” for more information.)

PARTIAL WITHDRAWALS AND SURRENDERS

PARTIAL WITHDRAWALS

You can make a partial withdrawal of the policy’s Cash Surrender Value, at any time while the Insured is living. The maximum partial withdrawal cannot exceed the value of the Accumulation Units in the Investment Divisions plus the value of the Fixed Account less any Policy Debt. The minimum partial withdrawal is $500, and at least $500 of Cash Surrender Value, plus any Policy Debt, must remain following the withdrawal. The partial withdrawal will be made from the Fixed Account and the Investment Divisions in proportion to the amount in each, or only from the Investment Divisions in an amount or ratio that you tell us. There may be a processing charge equal to the lesser of $25 or 2% of the amount withdrawn applied to any partial withdrawal. This fee will be deducted from the remaining balance of the Fixed Account and/or Investment Divisions based on the withdrawal allocation or, if the fee amount exceeds the remaining balance, it will be deducted from the Fixed Account and/or Investment Divisions in proportion to the amount in each.

A partial withdrawal will be prohibited if it would cause the Base Face Amount to drop below $25,000 or that amount required by state law. If Life Insurance Benefit Option 1 is in effect, the Base Face Amount will be reduced by the amount of the partial withdrawal. If Life Insurance Benefit Option 2 is in effect, the Base Face Amount will not be changed by the amount of the partial withdrawal. A partial withdrawal will not be permitted during the first Policy Year if Life Insurance Benefit Option 1 is in effect.

Requesting a Partial Withdrawal

You can request a partial withdrawal from your policy by sending a completed Partial Withdrawal form or written request with all the necessary information to our Service Office address listed on the first page of this prospectus (or any other address we indicate to you in writing) or by calling (913) 906-4000. Faxed requests are not acceptable and will not be honored at any time.

We will pay any partial withdrawals generally within seven days after we receive all of the necessary documentation and information. However, we may delay payment under certain circumstances. (See “Policy Payment Information—Policy Proceeds” for more information.)

Unless you choose a later effective date, your requested partial withdrawal will be effective on the date we receive your written request at our Service Office. However, if the day we receive your request is not a Business Day or if your request is received after the NYSE’s close at 4:00 p.m. EST, then the requested partial withdrawal will be effective on the next Business Day.

A partial withdrawal may result in taxable income to you and a 10% penalty tax may apply. (See “Federal Income Tax Considerations” for more information.)

The Effect of a Partial Withdrawal

When you make a partial withdrawal, we reduce your Cash Value by the amount of the partial withdrawal, and any applicable withdrawal fee and surrender charge.

•	Option 1

If you have elected Life Insurance Benefit Option 1, we reduce your policy’s Face Amount and your Policy Proceeds by the amount of the partial withdrawal (not including the effect of any withdrawal fee or surrender charge). This occurs because your Life Insurance Benefit under this option is equal to your policy’s Face Amount.

•	Option 2

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If you have elected Life Insurance Benefit Option 2, we will not reduce your policy’s Face Amount but we will reduce your Policy Proceeds by the amount of the partial withdrawal and any applicable withdrawal fee and surrender charge.

SURRENDERS

CASH SURRENDER VALUE

The policy may be surrendered for its Cash Surrender Value, less any Policy Debt at any time before the Insured dies. Unless a later effective date is selected, the surrender is effective on the Business Day we receive a signed surrender request in proper form at our Service Office listed on the first page of this prospectus. The Cash Surrender Value is the Cash Value, less any surrender charges.

REQUESTING A SURRENDER

To surrender the policy, you must send a written request in a form acceptable to us and the policy to our Service Office at the address noted on the first page of this prospectus (or any other address we indicate to you in writing). Faxed requests are not acceptable and will not be accepted at any time.

WHEN THE SURRENDER IS EFFECTIVE

Unless you choose a later effective date, your surrender will be effective as of the end of the Business Day the Service Office receives your written request and the policy. However, if the day we receive your request is not a Business Day or if your request is received after the NYSE’s close, the requested surrender will be effective on the next Business Day on which the NYSE is open. Generally, we will mail the surrender proceeds within seven days after the effective date. All insurance coverage under the policy and any riders will end on the day we receive your surrender request. A surrender may result in taxable income and penalty tax to you. See “Federal Income Tax Considerations” for more information.

Surrender Charges

During the first nine Policy Years, we will assess a surrender charge on a complete surrender or a requested decrease in Base Face Amount (not including any term insurance amount). Thus, the surrender charge would be lower if you combine term insurance with the base policy. The surrender charge is based on the Policy Year in which the surrender or decrease in Base Face Amount is made and will be deducted from the policy’s Cash Value in the Investment Divisions and the Fixed Account in proportion to the policy’s Cash Value in each. Because the surrender charge may be significant during early Policy Years, you should not purchase this policy unless you intend to hold the policy for an extended period of time.

A table of Surrender Charge Premium Rates Per Thousand appears in Appendix A to this Prospectus.

LOANS

Using the policy as sole security, any time after the first policy anniversary the policyowner may borrow up to the loan value of the policy. The loan value on any given date is equal to 90% of the Cash Surrender Value, less any Policy Debt.

LOAN ACCOUNT

The Loan Account secures any Policy Debt, and is part of our General Account. When a loan is requested, an amount is transferred to the Loan Account from the Investment Divisions and the Fixed Account (on a pro rata basis unless the policyowner requests otherwise) equal to: (1) the requested loan amount; plus (2) any Policy Debt; plus (3) the interest to the next policy anniversary on the requested loan amount and on any Policy Debt; minus (4) the amount in the Loan Account. On each policy anniversary, the Loan Account will be increased by an amount equal to the loan interest to the next policy anniversary on any Policy Debt. The effective date of the loan is the Business Day we receive your loan request, if we receive your request before 4 p.m. Eastern time. Otherwise, the effective date is the next Business Day.

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The value in the Loan Account will never be less than (a + b) – c, where:

a = the amount in the Loan Account on the prior policy anniversary;

b = the amount of any loan taken since the prior policy anniversary; and

c = any loan amount repaid since the prior policy anniversary.

On each policy anniversary, if the outstanding loan plus interest to the next policy anniversary exceeds the amount in the Loan Account, the excess will be transferred from the Investment Divisions and the Fixed Account on a pro rata basis to the Loan Account.

On each policy anniversary, if the amount in the Loan Account exceeds the amount of any outstanding loans plus interest to the next policy anniversary, the excess will be transferred from the Loan Account to the Investment Divisions and to the Fixed Account. We reserve the right to do this monthly. Amounts transferred will first be transferred to the Fixed Account up to an amount equal to the total amounts transferred from the Fixed Account to the Loan Account. Any additional amounts transferred will be allocated according to the policyowner’s premium allocation in effect at the time of transfer unless the policyowner tells Us otherwise.

INTEREST ON VALUE IN LOAN ACCOUNT

The amount held in the Loan Account earns interest at a rate we determine. Such rate will never be lower than 2.00% less than the effective annual loan interest rate and in no event will it be less than 4.00%. Currently, the amount in the Loan Account is credited with interest at a rate that is 2.00% less than the effective annual loan interest rate during the first 10 Policy Years and 0.50% less than the effective annual loan interest rate in subsequent Policy Years. These rates are not guaranteed, and we can change them at any time, subject to the above-mentioned minimums

LOAN INTEREST

Unless we set a lower rate for any period, the effective annual loan interest rate we charge is 6%, payable in arrears. Loan interest accrues each day and is compounded annually. Loan interest not paid as of the policy anniversary becomes part of the loan. An amount may need to be transferred to the Loan Account to cover this increased loan amount.

On the date of death, the date the policy ends, the date of a loan repayment or on any other date we specify, we will make any adjustment in the loan that is required to reflect any interest paid for any period beyond that date.

WHEN LOAN INTEREST IS DUE

The interest we charge on a loan accrues daily and is payable on the earliest of the following dates:

•	the policy anniversary;

•	the date you increase or repay a loan;

•	the date you surrender the policy;

•	the date the policy lapses; or

•	the date on which the Insured dies.

Any loan interest due on a policy anniversary that you do not pay will be charged against the policy as an additional loan. You should be aware that the larger the loan becomes relative to the Cash Value, the greater the risk that the remaining Cash Value may not be sufficient to support the policy charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing.

LOAN REPAYMENT

All or part of an unpaid loan can be repaid before the Insured’s death or before the policy is surrendered. When a loan repayment is made, we will transfer immediately the excess amount in the Loan Account resulting

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from the loan repayment in accordance with the procedures set forth under “Loans—Loan Account” above. We will also transfer excess amounts in the Loan Account resulting from interest accrued in accordance with those procedures. Payments received by New York Life will be applied as directed by the policy owner.

If a loan is outstanding when the life insurance or surrender proceeds become payable, we will deduct the amount of any Policy Debt, from these proceeds. In addition, if an unpaid loan exceeds the Cash Surrender Value of the policy, we will mail a notice to the policyowner at his or her last known address, and a copy to the last known assignee on our records. All insurance will end 31 days after the date on which we mail that notice to the policyowner if the excess of the unpaid loan over the Cash Surrender Value is not paid within that 31 days.

Excess Loan Condition

If the amount of any unpaid loans (including any accrued loan interest) is greater than the Cash Value of your policy less any applicable surrender charges, we will mail a notice to you at your last known address. We will also send a copy of the notice to the last known assignee, if any, on our records. If you do not pay the necessary amount within 31 days after the day we mail you this notice, we will terminate your policy. This could result in a taxable gain and penalty tax to you.

THE EFFECT OF A POLICY LOAN

A loan, repaid or not, has a permanent effect on your policy’s Cash Value. This effect occurs because the investment results of each Investment Division apply only to the amounts remaining in such Investment Divisions. The longer a loan is outstanding, the greater the effect on your Cash Value is likely to be. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate for loaned amounts held in the Fixed Account, your Cash Value will not increase as rapidly as it would have had no loan been made. If the Investment Divisions earn less than the interest earned on loaned Amounts held In the Fixed Account, then your Cash Value may be greater than it would have been had no loan been made. If not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be payable.

In addition, unpaid loan interest generally will be treated as a new loan under the IRC. If the policy is a modified endowment contract, a loan may result in taxable income and penalty taxes to you. In addition, for all policies, if the amount of loans taken, including unpaid loan interest, exceeds the Cumulative Premium Amount, policy surrender or policy lapse will result in a taxable gain to you. (See “Federal Income Tax Considerations” for more information.) Finally, it is possible that a loan could be treated as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the loaned amount.

TERMINATION AND REINSTATEMENT

LATE PERIOD

The late period is the 62 days following the Monthly Deduction Day on which the Cash Surrender Value, less any Policy Debt, of your policy is insufficient to pay for monthly deductions for the next policy month. During this period, you have the opportunity to pay any premium needed to cover any overdue charges. We will mail a notice to your last known address stating this amount. We will send a copy to the last known assignee, if any, on our records. We will mail these notices at least 31 days before the end of the late period. Your policy will remain in effect during the late period. However, if we do not receive the required payment before the end of the late period, we will terminate your policy without any benefits.

If the Insured dies during the late period, we will pay the Policy Proceeds to the Beneficiary. We will reduce the Life Insurance Benefit by any Policy Debt and any unpaid monthly deductions due from the Cash Value for the full policy month(s) from the beginning of the late period through the policy month in which the Insured dies. When your policy is terminated, it has no value and no benefits accrue upon the death of the Insured.

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REINSTATEMENT OPTION

For a period of five years after termination, the policyowner can request that we reinstate the policy (and any riders) during the Insured’s lifetime. To request reinstatement, you must send a written request in a form acceptable to us to the Service Office address listed on the first page of this prospectus. We will not reinstate the policy if it has been returned for its Cash Surrender Value less any Policy Debt. Note that a termination and subsequent reinstatement may cause the policy to become a modified endowment contract.

Before we will reinstate the policy, we must also receive the following:

•	A payment in an amount that is sufficient to keep the policy (and any riders) in force for at least 2 months. This payment will be in lieu of the payment of all premiums in arrears.

•

Any unpaid loan must also be repaid, together with loan interest at 6% compounded once each year from the end of the late period to the date of reinstatement. If a loan interest rate of less than 6% is in effect when the policy is reinstated, the interest rate for any unpaid loan at the time of reinstatement will be the same as the loan rate.

•	Evidence of insurability satisfactory to us if the reinstatement is requested more than 31 days after termination.

The Cash Value which will be reinstated is equal to the Cash Value at the time of lapse, less the difference between the surrender charge at the time of lapse and the surrender charge which is reinstated. The surrender charge that is reinstated is based on the Policy Year in which the reinstatement is made. If the surrender charge reinstated exceeds the Cash Value reinstated, we will require payment of an amount equal to the difference.

The effective date of reinstatement will be the date we approve your request. We will allocate your payments to the Investment Divisions and/or the Fixed Account according to your instructions at the time you make such payment.

If we reinstate your policy, the Face Amount for the reinstated policy will be the same as it would have been if the policy had not terminated.

FEDERAL INCOME TAX CONSIDERATIONS

OUR INTENT

Our intent in the discussion in this section is to provide general information about federal income tax considerations related to the policies. This is not an exhaustive discussion of all tax questions that might arise under the policies. This discussion is not intended to be tax advice for you. Tax results may vary according to your particular circumstances, and you may need tax advice in connection with the purchase or use of your policy.

The discussion in this section is based on our understanding of the present federal income tax laws as they are currently interpreted by the IRS. We have not included any information about applicable state or other tax laws (except as noted in “Other Tax Issues” below). Further, you should note that tax law changes from time to time. We do not know whether the treatment of life insurance policies under federal income tax or estate or gift tax laws will continue. Future legislation, regulations, or interpretations could adversely affect the tax treatment of life insurance policies. Lastly, there are many areas of the tax law where minimal guidance exists in the form of Treasury Regulations or Revenue Rulings. You should consult a tax advisor for information on the tax treatment of the policies, for the tax treatment under the laws of your state, or for information on the impact of proposed or future changes in tax legislation, regulations, or interpretations.

The ultimate effect of federal income taxes on values under the policy and on the economic benefit to you or the beneficiary depends upon NYLIAC’s tax status, upon the terms of the policy, and upon your circumstances.

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TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNT

NYLIAC is taxed as a life insurance company under Subchapter L of the IRC. The Separate Account is not a separate taxable entity from NYLIAC and We take its operations into account in determining NYLIAC’s income tax liability. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy cash values, and are automatically applied to increase the book reserves associated with the policies. Under existing federal income tax law, neither the investment income nor any net capital gains of the Separate Account, are taxed to NYLIAC to the extent those items are applied to increase reserves associated with the policies.

CHARGES FOR TAXES

We impose a federal tax charge equal to up to 1.25% of premiums received under the policy to compensate us for taxes we have to pay under Section 848 of the IRC in connection with our receipt of premiums. No other charge is currently made to the Separate Account for our federal income taxes that may be attributable to the Separate Account. In the future, we may impose a charge for our federal income taxes attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account, we may impose a charge for the policy’s share of NYLIAC’s federal income taxes attributable to the Fixed Account.

Under current laws, we may incur state or local taxes (in addition to premium taxes) in several states and localities. At present, we do not charge the Separate Account for these taxes. However, we reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.

DIVERSIFICATION STANDARDS AND CONTROL ISSUES

In addition to other requirements imposed by the IRC, a variable policy will qualify as life insurance under the IRC only if the diversification requirements of IRC Section 817(h) are satisfied by the Separate Account. We intend for the Separate Account to comply with IRC Section 817(h) and related regulations. To satisfy these diversification standards, the regulations generally require that on the last day of each calendar quarter, no more than 55% of the value of a Separate Account’s assets can be represented by any one investment, no more than 70% can be represented by any two investments, no more than 80% can be represented by any three investments, and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. Government agency or instrumentality is treated as a separate issuer. Under a “look through” rule, we are able to meet the diversification requirements by looking through the Separate Account to the underlying Eligible Portfolios. Each of the Funds has committed to us that the Eligible Portfolios will meet the diversification requirements.

The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if he or she possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable policyowner’s gross income. In connection with its issuance of temporary regulations under IRC Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which policyowners could be permitted to direct their investments to particular Investment Divisions of a separate account and that guidance on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed. The ownership rights under your policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and policy cash values. These differences could result in your being treated as the owner of your policy’s pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or ruling which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify

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the policy, as deemed appropriate by Us, to attempt to prevent you from being considered the owner of your policy’s pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Eligible Portfolios will continue to be available, will be able to operate as currently described in the Fund prospectuses, or that a Fund will not have to change an Eligible Portfolio’s investment objective or investment policies.

LIFE INSURANCE STATUS OF POLICY

We believe that the policy meets the statutory definition of life insurance under IRC Section 7702 and that you and the beneficiary of your policy, will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, we believe that the Life Insurance Benefit under your policy will be excludable from the gross income of the beneficiary subject to the terms and conditions of Section 101(a)(1) of the IRC.

In addition, unless the policy is a “modified endowment contract,” in which case the receipt of any loan under the policy may result in recognition of income to the policyowner, we believe that the policyowner will not be deemed to be in constructive receipt of the cash values, including increments thereon, under the policy until proceeds of the policy are received upon a surrender of the policy or a partial withdrawal or, in certain circumstances where there is an existing policy loan, upon a surrender or lapse of the policy.

We reserve the right to make changes to the policy if We think it is appropriate to attempt to assure qualification of the policy as a life insurance contract. If a policy were determined not to qualify as life insurance, the policy would not provide the tax advantages normally provided by life insurance.

IRC SECTION 101(J)—IMPACT ON EMPLOYER-OWNED POLICIES

For an “employer-owned life insurance contract” issued after August 17, 2006 (unless issued in a 1035 exchange for a contract originally issued prior to that date where the new contract is not materially different from the exchanged contract) if certain specific requirements described below are not satisfied, IRC Section 101(j) generally requires policy beneficiaries to treat death proceeds paid under such contract as income to the extent such proceeds exceed the premiums and other amounts paid by the policyholder for the contract. This rule of income inclusion will not apply if, before the policy is issued, the employer-policyholder provides certain written notice to and obtains certain written consents from insureds (who must be United States citizens or residents) in circumstances where:

(1) the insured was an individual who was an employee within 12 months of his death;

(2) the insured was a “highly compensated employee” at the time the contract was issued. In general, highly compensated employees for this purpose are more than 5 percent owners, employees who for the preceding year received in excess of $115,000 (for 2012), directors and anyone else in the top 35 percent of employees based on compensation;

(3) the death proceeds are paid to a family member of the insured (as defined under Code Section 267(c)(4)), an individual who is a designated beneficiary of the insured under the policy (other than the policyholder), a trust established for either the family member’s or beneficiary’s benefit, or the insured’s estate; or

(4) the death proceeds are used to buy an equity interest in the policyholder from the family member, beneficiary, trust or estate.

Policyholders that own one or more contracts subject to IRC Section 101(j) are also subject to annual reporting and record-keeping requirements. In particular, they must file Form 8925 annually with their U.S. income tax return.

You should consult with your tax advisor to determine whether and to what extent IRC Section 101(j) may apply to the Policy. Assuming the provision applies, you should, to the extent appropriate (in consultation with your tax advisor), take the necessary steps, before you acquire the Policy, to ensure that the income inclusion rule described above does not apply to the Policy.

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MODIFIED ENDOWMENT CONTRACT STATUS

Internal Revenue Code Section 7702A defines a class of life insurance policies referred to as modified endowment contracts. Under this provision, the policies will be treated for tax purposes in one of two ways. Policies that are not classified as modified endowment contracts will be taxed as conventional life insurance policies, as described below. Taxation of pre-death distributions (including loans) from policies that are classified as modified endowment contracts is somewhat different, as described below.

A life insurance policy becomes a “modified endowment contract” if, at any time during the first seven policy years, the sum of actual premiums paid exceeds the sum of the “seven-pay premiums.” Generally, the “seven-pay premium” is the level annual premium, such that if paid for each of the first seven policy years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the “seven-pay premium” was $1,000, the maximum premium that could be paid during the first seven policy years to avoid “modified endowment” treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a policy may or may not be a modified endowment contract, depending on the amount of premium paid during each of the policy’s first seven years. A policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the seven-pay test.

Certain changes in the terms of a policy, including a reduction in Life Insurance Benefits, will require a policy to be retested to determine whether the change has caused the policy to become a modified endowment contract. In addition, if a “material change” occurs at any time while the policy is in force, a new seven-pay test period will start and the policy will need to be retested to determine whether it continues to meet the seven-pay test. A “material change” generally includes increases in Life Insurance Benefits, but does not include an increase in Life Insurance Benefits which is attributable to the payment of premiums necessary to fund the lowest level of Life Insurance Benefits payable during the first seven Policy Years, or which is attributable to the crediting of interest with respect to such premiums.

Because the policy provides for flexible premiums, NYLIAC has instituted procedures to monitor whether, under our current interpretation of the law, increases in Life Insurance Benefits or additional premiums cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premiums will be considered in these determinations.

If a policy fails the seven-pay test, all distributions (including loans) occurring in the Policy Year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision also applies to loans and distributions that are received in anticipation of failing the seven-pay test. Under the IRC, any distribution or loan made within two Policy Years prior to the date that a policy fails the seven-pay test is considered to have been made in anticipation of the failure.

Any amounts distributed under a “modified endowment contract” (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. Penalty taxes may apply to such taxable amounts as well. In general, the amount that may be subject to tax is the excess of the Cash Value (both loaned and unloaned) over the previously unrecovered premiums paid.

For purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the IRC requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.

If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a policy surrender, a partial withdrawal, or a loan), it may also be subject to a 10% penalty tax under IRC Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individuals who own policies. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer’s becoming disabled; or (iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life

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or life expectancy of the taxpayer or for the joint lives or joint life expectancies of the taxpayer and his or her beneficiary.

STATUS OF THE POLICY AFTER THE INSURED IS AGE 95

The policy provides that beginning on the Policy Anniversary on which the insured is age 95, no further planned or unplanned premiums will be allowed and no further deductions for Cost of Insurance and Per Thousand Face Amount Charges will be made from the Cash Value. Beginning on this maturity date, the Face Amount of your policy, as shown on the Policy Data Page, will no longer apply. Instead, your Life Insurance Benefit will equal the Alternative Cash Surrender Value of your policy less any loans and any interest due on loans. The IRS is considering the status of a life insurance policy after the insured reaches the maturity date of the policy, in this case age 95. The IRS may publish formal guidance on this issue. There is a risk that the policy may not qualify as life insurance under the Federal tax law after the insured becomes age 95 and that the policyowner may become subject to adverse tax consequences at that time. For this reason, a tax advisor should be consulted about the advisability of continuing the policy after the insured becomes age 95.

POLICY SURRENDERS AND PARTIAL WITHDRAWALS

Upon a full surrender of a policy for its Cash Surrender Value, you will recognize ordinary income for federal tax purposes to the extent that the Cash Value less surrender charges and any uncollected additional contract charges, exceeds the investment in your policy (the total of all premiums paid but not previously recovered plus any other consideration paid for the policy). The tax consequences of a partial withdrawal from your policy will depend upon whether the partial withdrawal results in a reduction of future benefits under your policy and whether your policy is a modified endowment contract. If upon a full surrender of a policy the premium payments made exceed the surrender proceeds plus the amount of any outstanding loans, you will recognize a loss, which is not deductible for federal income tax purposes.

If your policy is not a modified endowment contract, the general rule is that a partial withdrawal from a policy is taxable only to the extent that it exceeds the total investment in the policy. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first fifteen years after a policy is issued and there is a cash distribution associated with that reduction. In such a case, the IRC prescribes a formula under which you may be taxed on all or a part of the amount distributed. After fifteen years, cash distributions from a policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the policy. We suggest that you consult with a tax advisor in advance of a proposed decrease in Face Amount or a partial withdrawal.

3.8 PERCENT MEDICARE TAX ON CERTAIN INVESTMENT INCOME

Beginning in 2013, in general, a tax of 3.8 percent will apply to net investment income (“NII”) received by an individual taxpayer to the extent his or her modified adjusted gross income (“MAGI”) exceeds certain thresholds (e.g., $250,000 in the case of taxpayers filing jointly, $125,000 in the case of a married taxpayer filing separately and $200,000 in the case of other individual taxpayers). For this purpose, NII includes (i) gross income from various investments, including gross income received with respect to annuities that are not held through a tax-qualified plan (e.g., a traditional IRA or Section 403(b) plan) and (ii) net gain attributable to the disposition of property. Such NII (as well as gross income from tax qualified plans) will also increase a taxpayer’s MAGI for purposes of the taxable thresholds described above. This tax also applies to trusts and estates under a special set of rules. The IRS and the Treasury Department have not yet provided guidance regarding this new tax. You should consult your tax advisor to determine the applicability of this tax in your individual circumstances and with respect to any amount received in connection with the surrender of this policy, distributions or withdrawals from this policy or the exercise of other rights and features under this policy (including policy loans).

POLICY LOANS AND INTEREST DEDUCTIONS

We believe that under current law any loan received under your policy will be treated as policy debt to you and that, unless your policy is a modified endowment contract, no part of any loan under your policy will constitute income to you. If your policy is a modified endowment contract (see discussion above) loans will be

44

fully taxable to the extent of the income in the policy (and in any other contracts with which it must be aggregated) and could be subject to the additional 10% penalty tax described above. Finally, it is possible that a loan could be treated as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the loaned amount.

Internal Revenue Code Section 264 provides that interest paid or accrued on a loan in connection with a policy is generally nondeductible. Certain exceptions apply, however, with respect to policies covering key employees. In addition, in the case of policies not held by individuals, special rules may limit the deductibility of interest on loans that are not made in connection with a policy. We suggest consultation with a tax advisor for further guidance.

In addition, if your policy lapses or you surrender it with an outstanding loan, and the amount of the loan plus the Cash Surrender Value is more than the sum of premiums you paid, you will generally be liable for taxes on the excess. Such amount will be taxed as ordinary income. A 10% penalty tax may apply as well. Finally, it is possible that a loan could be treated as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the loaned amount.

Corporate Owners

Ownership of a policy by a corporation may affect the policyowner’s exposure to the corporate alternative minimum tax. In determining whether it is subject to alternative minimum tax, a corporate policyowner must make two computations. First, the corporation must take into account a portion of the current year’s increase in the “inside build up” or income on the contract gain in its corporate-owned policies. Second, the corporation must take into account a portion of the amount by which the death benefits received under any policy exceed the sum of (i) the premiums paid on that policy in the year of death, and (ii) the corporation’s basis in the policy (as measured for alternative minimum tax purposes) as of the end of the corporation’s tax year immediately preceding the year of death.

EXCHANGES OR ASSIGNMENTS OF POLICIES

If you change the policyowner or exchange or assign your policy, it may have significant tax consequences depending on the circumstances. For example, an assignment or exchange of the policy may result in taxable income and tax penalties to you. Further, IRC Section 101(a) provides, subject to certain exceptions, that where a policy has been transferred for value, only the portion of the Life Insurance Benefit which is equal to the total consideration paid for the policy may be excluded from gross income. For more information about policy assignments and exchanges, you should consult a qualified tax advisor.

REASONABLENESS REQUIREMENT FOR CHARGES

Another provision of the tax law deals with allowable charges for mortality costs and other expenses that are used in making calculations to determine whether a policy qualifies as life insurance for federal income tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid. The Treasury Department has issued proposed regulations and is expected to promulgate temporary or final regulations governing reasonableness standards for mortality charges.

OTHER TAX ISSUES

Federal gift and estate and state and local gift, estate, inheritance, and other tax consequences of ownership or receipt of Policy Proceeds depend on the circumstances of each policyowner or beneficiary. In addition, Federal estate and generation-skipping transfer taxes were reinstated in 2011. You should consult your own tax advisor as to how your particular circumstances may be impacted by any of these taxes.

WITHHOLDING

Under Section 3405 of the IRC, withholding is generally required with respect to certain taxable distributions under insurance policies. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). For non-

45

periodic distributions, the withholding is at a flat rate of 10%. If you are an individual, you can elect to have either non-periodic or periodic payments made without withholding except where your tax identification number has not been furnished to Us, or where the IRS has notified us that a tax identification number is incorrect. If you are not an individual, you may not elect out of such withholding.

Different withholding rules apply to payments made to U.S. citizens living outside the United States and to non-U.S. citizens living outside of the United States. U.S. citizens who live outside of the United States generally are not permitted to elect not to have federal income taxes withheld from payments. Payments to non-U.S. citizens who are not residents of the United States generally are subject to 30% withholding, unless an income tax treaty between their country of residence and the United States provides for a lower rate of withholding or an exemption from withholding.

DISTRIBUTION AND COMPENSATION ARRANGEMENTS

NYLIFE Distributors LLC (“NYLIFE Distributors”), the underwriter and distributor of the policies, is registered with the SEC and the Financial Industry Regulatory Authority, Inc. (“FINRA”) as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

The policies are sold by registered representatives of NYLIFE Securities, LLC (“NYLIFE Securities”), a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with New York Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.

Broker-dealers receive commission not to exceed 35% of premiums paid up to the Target Premium in Policy Year 1, and 2.5% for Policy Years 2-10. In addition, during each of the first ten Policy Years, we pay broker-dealers a maximum of 1.25% commissions on premiums paid in excess of the Target Premium.

The total commissions paid during the fiscal years ended December 31, 2011, 2010 and 2009 were $1,127, $754 and $1,425 respectively. NYLIFE Distributors did not retain any of these commissions.

Service entities, which may be affiliates of broker-dealers, may also receive additional compensation based on a percentage of a policy’s Separate Account Value, less any policy loans, beginning in Policy Year 3. The percentages are not expected to exceed 0.25% in Policy Years 3 and beyond.

New York Life also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of sales-related incentive programs designed to compensate for education, supervision, training, and recruiting of agents.

NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

The policies are sold and premium payments are accepted on a continuous basis.

46

LEGAL PROCEEDINGS

NYLIAC is a defendant in lawsuits arising from its agency sales force, insurance (including variable contracts registered under Federal securities law), and/or other operations. Most of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC’s financial position; however, it is possible, that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC’s operating results for a given year.

RECORDS AND REPORTS

New York Life or NYLIAC maintains all records and accounts relating to the Separate Account and the Fixed Account. Each year we will mail you a report showing your policy’s Cash Value, Cash Surrender Value, and outstanding loans (including accrued loan interest) as of the latest policy anniversary. This report contains any additional information required by any applicable law or regulation. We will also mail you a report each quarter showing this same information as of the end of the previous quarter. This quarterly statement reports transactions that you have requested or authorized. Please review it carefully. If you believe it contains an error, you must notify us within 15 days of the date of the statement.

Reports and promotional literature may contain the ratings New York Life and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody’s Investor’s Services, Inc. and Standard and Poor’s. However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

FINANCIAL STATEMENTS

The consolidated balance sheet of NYLIAC as of December 31, 2011 and 2010, and the consolidated statements of income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2011 (including the report of the independent registered public accounting firm), and the Separate Account statement of assets and liabilities as of December 31, 2011, and the statement of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are included in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP.

47

APPENDIX A

SURRENDER CHARGE PREMIUM RATES PER THOUSAND

The Surrender Charge Premium for the policy is equal to (a * b)/1000 where (a) is the Surrender Charge Premium rates per thousand applicable to the age of the Insured on the Policy Date, as set forth in the table below, and (b) is the initial Face Amount. The result is then multiplied by the applicable percentage shown in the Section “Surrender Charges.”

Age	Surrender Charge Premium Rate per Thousand	Age	Surrender Charge Premium Rate per Thousand
18	2.60	52	13.20
19	2.80	53	13.80
20	3.00	54	14.40
21	3.20	55	15.00
22	3.40	56	16.40
23	3.60	57	17.80
24	3.80	58	19.20
25	4.00	59	20.60
26	4.20	60	22.00
27	4.40	61	23.60
28	4.60	62	25.20
29	4.80	63	26.80
30	5.00	64	28.40
31	5.20	65	30.00
32	5.40	66	31.80
33	5.60	67	33.60
34	5.80	68	35.40
35	6.00	69	37.20
36	6.30	70	39.00
37	6.60	71	41.40
38	6.90	72	43.80
39	7.20	73	46.20
40	7.50	74	48.60
41	7.80	75	51.00
42	8.10	76	54.00
43	8.40	77	57.00
44	8.70	78	60.00
45	9.00	79	63.00
46	9.60	80	66.00
47	10.20	81	69.60
48	10.80	82	73.20
49	11.40	83	76.80
50	12.00	84	80.40
51	12.60	85	84.00

A-1

APPENDIX B

ILLUSTRATIONS

The following tables demonstrate the way in which your policy works. The tables are based on the sex, age, underwriting class, initial Life Insurance Benefit, and premium as follows:

The tables are for a guaranteed issue policy issued to a male with a nonsmoker underwriting class and issue age 45 with a planned annual premium of $20,000 for 21 years, an initial face amount of $1,000,000, and no riders. It assumes that 100% of the Net Premium is allocated to the Separate Account.

The tables show how the Life Insurance Benefit, Cash Value and Cash Surrender Value would vary over an extended period of time assuming hypothetical gross rates of return equivalent to a constant annual rate of 0%, 6%, or 10%. The tables will assist in the comparison of the Life Insurance Benefit, Cash Value, and Cash Surrender Value of the policy with other variable life insurance plans.

The Life Insurance Benefit, Cash Value and Cash Surrender Value for a policy would be different from the amounts shown if the actual gross rates of return averaged 0%, 6%, or 10%, but varied above and below those averages for the period. They would also be different depending on the allocation of the assets among the Investment Divisions of the Separate Account and the Fixed Account, if the actual gross rate of return for all Investment Divisions averaged 0%, 6%, or 10%, but varied above or below that average for individual Investment Divisions. They would also differ if any policy loans or partial withdrawals were made or if premium payments were not paid on the policy anniversary during the period of time illustrated. Depending on the timing and degree of fluctuation, the actual values could be substantially more or less than those shown. A lower value may, under certain circumstances, result in the lapse of the policy unless the policyowner pays more than the stated premium.

Table 1 reflects all deductions and charges under the policy and assumes that the cost of insurance charges is based on the current cost of insurance rates. These deductions and charges include all charges from planned premium payments and the Cash Value at their current levels.

Table 2 reflects all deductions and charges under the policy and assumes that the cost of insurance charges is based on the guaranteed cost of insurance rates. These deductions and charges include all charges form planned premium payments and the Cash Value at their guaranteed levels.

Table 1 reflects a monthly Mortality and Expense Risk charge equal to an annual rate of 0.30% (on a current basis) of the cash value allocated to the Separate Account.

Table 2 reflects a Mortality and Expense Risk charge equal to an annual rate of 0.90% (on a guaranteed basis) of the Cash Value allocated to the Separate Account.

All tables reflect total assumed investment advisory fees together with other expenses incurred by the Funds of 0.67% of the average daily net assets of the Funds. This total is based upon an arithmetic average of the management fees, administrative fees, and other expenses after expense reimbursement for each Investment Division. Please refer to the Fee Table in this prospectus for details of the underlying Fund fees.

The actual investment advisory fees and expenses may be more or less than the amounts illustrated and will depend on the allocations made by the policyowner.

NYLIAC will furnish upon request a comparable illustration using the age, gender, and underwriting classification of the Insured for any initial Life Insurance Benefit and premium requested. In addition to an illustration assuming policy charges at their maximum, We will furnish an illustration assuming current policy charges and current cost of insurance rates.

CSVUL

TABLE 1

MALE ISSUE AGE: 45, NONSMOKER, GUARANTEED ISSUE

PLANNED ANNUAL PREMIUM: $20,000 FOR 21 YEARS

INITIAL FACE AMOUNT: $1,000,000

LIFE INSURANCE BENEFIT OPTION: 1

CASH VALUE ACCUMULATION TEST

ASSUMING CURRENT CHARGES

	End of Year Death Benefit(1) Assuming Hypothetical Gross Investment Return of			End of Year Cash Value(1) Assuming Hypothetical Gross Investment Return of			End of Year Cash Surrender Value(1) Assuming Hypothetical Gross Investment Return of
Policy Year	0%	6%	10%	0%	6%	10%	0%	6%	10%
1	1,000,000	1,000,000	1,000,000	16,454	17,505	18,206	13,524	14,575	15,276
2	1,000,000	1,000,000	1,000,000	32,577	35,707	37,865	29,647	32,777	34,935
3	1,000,000	1,000,000	1,000,000	48,379	54,652	59,119	45,449	51,722	56,189
4	1,000,000	1,000,000	1,000,000	63,792	74,306	82,044	60,862	71,376	79,114
5	1,000,000	1,000,000	1,000,000	78,871	94,765	106,855	75,941	91,835	103,925
6	1,000,000	1,000,000	1,000,000	93,560	116,016	133,673	91,220	113,676	131,333
7	1,000,000	1,000,000	1,000,000	107,703	137,946	162,534	105,943	136,186	160,774
8	1,000,000	1,000,000	1,000,000	121,150	160,448	193,499	119,980	159,278	192,329
9	1,000,000	1,000,000	1,000,000	134,335	183,991	227,204	133,745	183,401	226,614
10	1,000,000	1,000,000	1,000,000	147,417	208,788	264,065	147,417	208,788	264,065
15	1,000,000	1,000,000	1,000,000	207,393	350,535	504,122	207,393	350,535	504,122
20	1,000,000	1,000,000	1,498,877	254,540	526,902	864,038	254,540	526,902	864,038
25	1,000,000	1,032,138	2,016,003	209,935	664,815	1,298,537	209,935	664,815	1,298,537

Assuming a fund fee average of 0.67%

0% gross = –0.96% net

6% gross =   4.97% net

10% gross =  8.93% net

(1)	Assumes no policy loan or partial surrender has been made.

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the portfolios of the Funds. The death benefit, Cash Value, and Cash Surrender Value for a policy would be different from those shown if the actual gross annual rates or return averaged 0%, 6%, or 10% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any policy loans or partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates or return can be achieved for any one year or sustained over a period of time.

CSVUL

TABLE 2

MALE ISSUE AGE: 55, NONSMOKER, GUARANTEED ISSUE

PLANNED ANNUAL PREMIUM: $20,000 FOR 21 YEARS

INITIAL FACE AMOUNT: $1,000,000

LIFE INSURANCE BENEFIT OPTION: 1

SECTION 7702 TEST: GUIDELINE PREMIUM TEST

ASSUMING GUARANTEED CHARGES

	End of Year Death(1) Benefit Assuming Hypothetical Gross Investment Return of			End of Year Cash(1) Value Assuming Hypothetical Gross Investment Return of			End of Year Cash Surrender Value(1) Assuming Hypothetical Gross Investment Return of
Policy Year	0%	6%	10%	0%	6%	10%	0%	6%	10%
1	1,000,000	1,000,000	1,000,000	13,622	14,567	15,199	10,692	11,637	12,269
2	1,000,000	1,000,000	1,000,000	26,746	29,479	31,369	23,816	26,549	28,439
3	1,000,000	1,000,000	1,000,000	39,389	44,764	48,607	36,459	41,834	45,677
4	1,000,000	1,000,000	1,000,000	51,450	60,337	66,904	48,520	57,407	63,974
5	1,000,000	1,000,000	1,000,000	62,948	76,226	86,372	60,018	73,296	83,442
6	1,000,000	1,000,000	1,000,000	73,899	92,464	107,137	71,559	90,124	104,797
7	1,000,000	1,000,000	1,000,000	84,210	108,975	129,226	82,450	107,215	127,466
8	1,000,000	1,000,000	1,000,000	93,792	125,686	152,680	92,622	124,516	151,510
9	1,000,000	1,000,000	1,000,000	102,663	142,632	177,661	102,073	142,042	177,071
10	1,000,000	1,000,000	1,000,000	110,736	159,746	204,245	110,736	159,746	204,245
15	1,000,000	1,000,000	1,000,000	137,461	247,078	366,875	137,461	247,078	366,875
20	1,000,000	1,000,000	1,044,421	134,350	334,417	602,064	134,350	334,417	602,064
25	1,000,000	1,000,000	1,302,797	2,944	322,825	839,150	2,944	322,825	839,150

Assuming a fund fee average of 0.67%

0% gross = –1.55% net

6% gross =   4.34% net

10% gross =  8.28% net

(1)	Assumes no policy loan or partial surrender has been made.

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the portfolios of the Funds. The death benefit, Cash Value, and Cash Surrender Value for a policy would be different from those shown if the actual gross annual rates or return averaged 0%, 6%, or 10% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any policy loans or partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates or return can be achieved for any one year or sustained over a period of time.

OBTAINING ADDITIONAL INFORMATION

The Statement of Additional Information (“SAI”) contains additional information about CSVUL. The SAI is available without charge upon request. You can request a paper copy of the SAI by contacting New York Life Insurance and Annuity Corporation (“NYLIAC”) by mail or phone at the Service Office address or telephone number listed on the first page of this prospectus. The SAI is also posted on our website (www.newyorklife.com). The current SAI is incorporated by reference into this prospectus and has been filed with the SEC.

TABLE OF CONTENTS FOR THE

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

Financial Statements	2
NYLIAC & Separate Account Financial Statements	F-1

Information about CSVUL (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about CSVUL are available on the SEC’s internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549.

For a free personalized illustration or additional information about your policy, contact your Registered Representative or call our toll-free number, 1-888-695-4748.

SEC File Number: 811-07697

48

Statement of Additional Information

dated

May 1, 2012

for

Corporate Sponsored Variable Universal Life

from

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

This Statement of Additional Information (“SAI”) is not a prospectus. The SAI contains information that expands upon subjects discussed in the current NYLIAC Corporate Sponsored Variable Universal Life (“CSVUL”) prospectus. You should read the SAI in conjunction with the current CSVUL prospectus dated May 1, 2012 and any supplements thereto. This SAI is incorporated by reference into the prospectus. You may obtain a paper copy of the prospectus by contacting New York Life Insurance and Annuity Corporation (“NYLIAC”) by mail at 11400 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211 or by phone at 1-888-695-4748. The CSVUL prospectus is also posted to our corporate website (www.newyorklife.com). Terms used but not defined in the SAI have the same meaning as in the current CSVUL prospectus.

Table of Contents

Page
Financial Statements	2
NYLIAC & Separate Account Financial Statements	F-1

CSVUL is offered under NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I.

FINANCIAL STATEMENTS

The consolidated balance sheet of NYLIAC as of December 31, 2011 and 2010, and the consolidated statements of income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2011 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The Separate Account statement of assets and liabilities as of December 31, 2011 and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

2

NYLIAC Corporate Sponsored

Variable Universal Life

Separate Account-I

Financial Statements

(This page intentionally left blank)

(This page intentionally left blank)

Statement of Assets and Liabilities

As of December 31, 2011

	MainStay VP Bond— Initial Class	MainStay VP Cash Management	MainStay VP Common Stock— Initial Class

ASSETS:
Investments, at net asset value	$48,339,184	$123,576,896	$101,380,707
Dividends due and accrued	—	1,087	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	13,047	22

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	7	270	645

Total net assets	$48,339,177	$123,590,760	$101,380,084

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Policyowners:
Series I Policies	$884,652	$7,597,625	$1,122,569
Series II Policies	—	736,662	92,454,130
Series III Policies	47,454,525	115,256,473	7,803,385

Total net assets	$48,339,177	$123,590,760	$101,380,084

Series I Variable accumulation unit value	$20.51	$1.31	$13.21

Series II Variable accumulation unit value	$—	$1.15	$15.47

Series III Variable accumulation unit value	$15.11	$1.16	$12.72

Identified Cost of Investment	$47,800,619	$123,579,660	$109,940,697

Not all Investment Divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

MainStay VP Convertible— Initial Class	MainStay VP Floating Rate— Initial Class	MainStay VP Government— Initial Class	MainStay VP Growth Equity— Initial Class	MainStay VP High Yield Corporate Bond— Initial Class	MainStay VP ICAP Select Equity— Initial Class	MainStay VP Income Builder— Initial Class

$745,930	$864,285	$2,440,870	$6,790,441	$20,931,627	$216,856,702	$6,650,068
—	3,424	—	—	—	—	—
2	9	—	—	2,943	266	—

3	—	—	2	1	1,417	55

$745,929	$867,718	$2,440,870	$6,790,439	$20,934,569	$216,855,551	$6,650,013

$253	$—	$—	$253,789	$36,311	$831,759	$6,650,013
504,017	—	—	—	79,004	205,086,753	—
241,659	867,718	2,440,870	6,536,650	20,819,254	10,937,039	—

$745,929	$867,718	$2,440,870	$6,790,439	$20,934,569	$216,855,551	$6,650,013

$13.73	$—	$19.15	$11.19	$24.10	$14.05	$11.91

$18.11	$10.59	$12.22	$11.90	$22.17	$15.43	$—

$15.47	$12.34	$14.69	$11.99	$16.77	$13.60	$—

$732,258	$869,144	$2,441,282	$6,007,939	$21,165,755	$224,377,594	$6,814,410

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities (Continued)

As of December 31, 2011

	MainStay VP International Equity— Initial Class	MainStay VP Large Cap Growth— Initial Class	MainStay VP Mid Cap Core— Initial Class

ASSETS:
Investments, at net asset value	$40,407,279	$72,522	$48,711,471
Dividends due and accrued	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	824	—	825

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	225	1	303

Total net assets	$40,407,878	$72,521	$48,711,993

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Policyowners:
Series I Policies	$27,023,328	$70,144	$—
Series II Policies	526,546	—	44,082,460
Series III Policies	12,858,004	2,377	4,629,533

Total net assets	$40,407,878	$72,521	$48,711,993

Series I Variable accumulation unit value	$15.10	$7.55	$—

Series II Variable accumulation unit value	$17.00	$12.00	$20.94

Series III Variable accumulation unit value	$13.46	$13.23	$15.66

Identified Cost of Investment	$50,179,157	$52,528	$47,718,388

Not all Investment Divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

MainStay VP S&P 500 Index— Initial Class	MainStay VP U.S. Small Cap— Initial Class	Alger Small Cap Growth Portfolio— Class I-2 Shares	Alger SMid Cap Growth Portfolio— Class I-2 Shares	AllianceBernstein VPS International Value Portfolio— Class A Shares	AllianceBernstein VPS Small/ Mid Cap Value Portfolio— Class A Shares	American Century® VP Value— Class II

$135,732,913	$6,885,750	$12,538	$123,929	$593,350	$1,996,763	$2,905,766
—	—	—	—	—	—	—

9	—	—	—	—	824	446

993	—	—	—	—	—	4

$135,731,929	$6,885,750	$12,538	$123,929	$593,350	$1,997,587	$2,906,208

$119,945,919	$—	$—	$—	$—	$—	$—
440,375	—	—	—	—	—	611,240
15,345,635	6,885,750	12,538	123,929	593,350	1,997,587	2,294,968

$135,731,929	$6,885,750	$12,538	$123,929	$593,350	$1,997,587	$2,906,208

$13.06	$—	$13.85	$—	$—	$—	$—

$13.37	$—	$15.51	$—	$—	$—	$12.63

$12.81	$12.73	$16.43	$9.32	$4.93	$11.21	$11.67

$136,623,905	$6,207,879	$11,949	$134,388	$716,284	$1,941,190	$2,965,719

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities (Continued)

As of December 31, 2011

	American Funds Asset Allocation Fund— Class 2 Shares	American Funds Global Growth Fund— Class 1 Shares	American Funds Global Small Capitalization Fund— Class 2 Shares

ASSETS:
Investments, at net asset value	$410,227	$726,835	$832,631
Dividends due and accrued	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	109	—	267

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—

Total net assets	$410,336	$726,835	$832,898

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Policyowners:
Series I Policies	$—	$—	$—
Series II Policies	—	—	2,550
Series III Policies	410,336	726,835	830,348

Total net assets	$410,336	$726,835	$832,898

Series I Variable accumulation unit value	$—	$—	$—

Series II Variable accumulation unit value	$—	$—	$6.57

Series III Variable accumulation unit value	$10.67	$10.23	$9.20

Identified Cost of Investment	$400,757	$755,999	$974,955

Not all Investment Divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

American Funds Growth Fund— Class 2 Shares	American Funds Growth-Income Fund— Class 2 Shares	American Funds International Fund— Class 2 Shares	Calvert VP SRI Balanced Portfolio	Davis Value Portfolio	Delaware VIP International Value Equity Series— Standard Class	Dreyfus IP Technology Growth— Initial Shares

$7,089,595	$568,394	$8,785,073	$14,263	$595,127	$1,450,942	$1,867,540
—	—	—	—	—	—	—
13	550	4,826	—	—	—	560

—	—	—	—	—	—	—

$7,089,608	$568,944	$8,789,899	$14,263	$595,127	$1,450,942	$1,868,100

$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—
7,089,608	568,944	8,789,899	14,263	595,127	1,450,942	1,868,100

$7,089,608	$568,944	$8,789,899	$14,263	$595,127	$1,450,942	$1,868,100

$—	$—	$—	$13.90	$—	$—	$—

$5.23	$—	$10.68	$—	$10.85	$—	$11.51

$9.93	$8.78	$9.09	$12.83	$10.03	$6.13	$13.39

$6,956,752	$527,598	$9,713,175	$15,561	$651,549	$1,735,658	$1,635,894

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities (Continued)

As of December 31, 2011

	Dreyfus VIF Opportunistic Small Cap— Initial Shares	DWS Dreman Small Mid Cap Value VIP— Class A Shares	DWS Global Small Cap Growth VIP— Class A Shares

ASSETS:
Investments, at net asset value	$14,783	$2,800,968	$111,681
Dividends due and accrued	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	202	—

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—

Total net assets	$14,783	$2,801,170	$111,681

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Policyowners:
Series I Policies	$—	$—	$—
Series II Policies	—	—	—
Series III Policies	14,783	2,801,170	111,681

Total net assets	$14,783	$2,801,170	$111,681

Series I Variable accumulation unit value	$—	$—	$—

Series II Variable accumulation unit value	$10.78	$—	$—

Series III Variable accumulation unit value	$8.93	$9.28	$8.85

Identified Cost of Investment	$20,159	$2,713,887	$124,907

Not all Investment Divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

DWS Small Cap Index VIP— Class A Shares	Fidelity® VIP Contrafund®— Initial Class	Fidelity® VIP Equity- Income— Initial Class	Fidelity® VIP Freedom 2010 Portfolio— Initial Class	Fidelity® VIP Freedom 2020 Portfolio— Initial Class	Fidelity® VIP Freedom 2030 Portfolio— Initial Class	Fidelity® VIP Freedom 2040 Portfolio— Initial Class

$11,176,838	$24,896,885	$4,159,766	$2,598,496	$8,093,315	$4,620,144	$887,819
—	—	—	—	—	—	—

1,648	2,540	19	405	864	4,427	1,006

—	9	—	—	—	—	—

$11,178,486	$24,899,416	$4,159,785	$2,598,901	$8,094,179	$4,624,571	$888,825

$—	$125,749	$581	$—	$—	$—	$—
—	1,144,464	2,731	—	4,618	—	—
11,178,486	23,629,203	4,156,473	2,598,901	8,089,561	4,624,571	888,825

$11,178,486	$24,899,416	$4,159,785	$2,598,901	$8,094,179	$4,624,571	$888,825

$—	$20.44	$13.60	$—	$—	$—	$—

$10.36	$18.29	$14.79	$10.91	$10.70	$—	$—

$13.59	$15.17	$12.14	$12.56	$12.15	$11.34	$11.47

$10,033,209	$22,069,894	$3,342,011	$2,587,477	$7,937,358	$3,932,222	$960,203

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities (Continued)

As of December 31, 2011

	Fidelity® VIP Growth— Initial Class	Fidelity® VIP Index 500— Initial Class	Fidelity® VIP Investment Grade Bond— Initial Class

ASSETS:
Investments, at net asset value	$1,206,507	$55,157,058	$13,964,845
Dividends due and accrued	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	4,955	1,904

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	1	10

Total net assets	$1,206,507	$55,162,012	$13,966,739

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Policyowners:
Series I Policies	$—	$—	$—
Series II Policies	13,717	119,869	1,456,152
Series III Policies	1,192,790	55,042,143	12,510,587

Total net assets	$1,206,507	$55,162,012	$13,966,739

Series I Variable accumulation unit value	$—	$—	$—

Series II Variable accumulation unit value	$12.34	$15.68	$16.81

Series III Variable accumulation unit value	$12.00	$12.88	$14.92

Identified Cost of Investment	$1,135,219	$53,350,447	$13,758,846

Not all Investment Divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Fidelity® VIP Mid Cap— Initial Class	Fidelity® VIP Money Market— Initial Class	Fidelity® VIP Overseas— Initial Class	Fidelity® VIP Value Leaders— Initial Class	Fidelity® VIP Value Strategies— Service Class 2	Invesco V.I. Global Real Estate Fund— Series I Shares	Invesco V.I. International Growth Fund— Series I Shares

$29,691,740	$23,453,720	$9,819,451	$4,406	$270,420	$2,101,490	$7,658,755
—	2,893	—	—	—	—	—
3,301	44,852	1,006	—	39	762	1,374

6	—	—	—	—	—	—

$29,695,035	$23,501,465	$9,820,457	$4,406	$270,459	$2,102,252	$7,660,129

$—	$—	$—	$—	$—	$—	$—
834,354	—	7,828	—	—	64,712	—
28,860,681	23,501,465	9,812,629	4,406	270,459	2,037,540	7,660,129

$29,695,035	$23,501,465	$9,820,457	$4,406	$270,459	$2,102,252	$7,660,129

$—	$—	$—	$—	$—	$—	$—

$22.03	$—	$9.10	$—	$—	$8.25	$—

$17.46	$10.05	$11.49	$12.90	$13.10	$9.36	$11.46

$30,377,460	$23,453,720	$10,661,490	$4,663	$262,838	$2,128,585	$7,214,941

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities (Continued)

As of December 31, 2011

	Invesco V.I. Mid Cap Core Equity Fund— Series I Shares	Invesco Van Kampen V.I. Mid Cap Value Fund— Series I Shares	Janus Aspen Balanced Portfolio— Institutional Shares

ASSETS:
Investments, at net asset value	$3,161,023	$1,486,903	$9,520,124
Dividends due and accrued	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	101	101	940

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	13

Total net assets	$3,161,124	$1,487,004	$9,521,051

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Policyowners:
Series I Policies	$—	$—	$134,739
Series II Policies	—	—	1,714,873
Series III Policies	3,161,124	1,487,004	7,671,439

Total net assets	$3,161,124	$1,487,004	$9,521,051

Series I Variable accumulation unit value	$—	$—	$23.46

Series II Variable accumulation unit value	$—	$—	$17.38

Series III Variable accumulation unit value	$10.18	$20.67	$16.38

Identified Cost of Investment	$3,239,074	$1,356,210	$9,518,796

Not all Investment Divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Janus Aspen Enterprise Portfolio— Institutional Shares	Janus Aspen Forty Portfolio— Institutional Shares	Janus Aspen Worldwide Portfolio— Institutional Shares	Lazard Retirement International Equity Portfolio— Service Shares	Lord Abbett Series Fund— Mid-Cap Value Portfolio	LVIP Baron Growth Opportunities Fund— Service Class	MFS® Global Tactical Allocation— Initial Class

$4,212,229	$6,957,624	$327,700	$3,015,684	$4,760,737	$4,369,711	$4,659
—	—	—	—	—	—	—
1,099	521	—	59	1,783	549	—

—	—	1	1	—	—	—

$4,213,328	$6,958,145	$327,699	$3,015,742	$4,762,520	$4,370,260	$4,659

$—	$—	$139,839	$—	$—	$—	$—
—	—	—	112,326	26,499	7,095	—
4,213,328	6,958,145	187,860	2,903,416	4,736,021	4,363,165	4,659

$4,213,328	$6,958,145	$327,699	$3,015,742	$4,762,520	$4,370,260	$4,659

$—	$—	$10.94	$—	$—	$—	$—

$—	$—	$9.77	$9.24	$16.56	$10.05	$—

$17.64	$12.48	$10.17	$11.17	$13.08	$13.27	$10.63

$3,910,617	$7,303,607	$370,854	$3,210,351	$4,490,096	$4,032,215	$4,798

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities (Continued)

As of December 31, 2011

	MFS® Investors Trust Series— Initial Class	MFS® New Discovery Series— Initial Class	MFS® Utilities Series— Initial Class

ASSETS:
Investments, at net asset value	$63,090	$8,917	$2,339,313
Dividends due and accrued	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	—	1,125

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	1

Total net assets	$63,090	$8,917	$2,340,437

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Policyowners:
Series I Policies	$—	$—	$—
Series II Policies	63,090	—	75,072
Series III Policies	—	8,917	2,265,365

Total net assets	$63,090	$8,917	$2,340,437

Series I Variable accumulation unit value	$—	$—	$—

Series II Variable accumulation unit value	$15.62	$—	$17.43

Series III Variable accumulation unit value	$—	$14.71	$19.46

Identified Cost of Investment	$60,206	$9,313	$2,059,109

Not all Investment Divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

MFS® Value Series— Initial Class	Neuberger Berman AMT Partners Portfolio— Class I Shares	Oppenheimer Capital Appreciation Fund/VA— Non-Service Shares	Oppenheimer Core Bond Fund/VA— Non-Service Shares	PIMCO Global Bond (Unhedged)— Administrative Class Shares	PIMCO High Yield— Administrative Class Shares	PIMCO Long-Term U.S. Government— Administrative Class Shares

$9,557,676	$259,875	$97,618	$1,226	$2,275,186	$511,382	$193,838
—	—	—	—	5,350	3,008	316
824	1,143	9	—	—	42	9

—	—	—	—	—	—	—

$9,558,500	$261,018	$97,627	$1,226	$2,280,536	$514,432	$194,163

$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—
9,558,500	261,018	97,627	1,226	2,280,536	514,432	194,163

$9,558,500	$261,018	$97,627	$1,226	$2,280,536	$514,432	$194,163

$—	$—	$—	$—	$—	$—	$—

$—	$—	$—	$—	$—	$—	$—

$13.29	$8.11	$9.54	$9.88	$13.59	$11.31	$19.07

$9,112,543	$277,524	$94,640	$1,219	$2,296,555	$530,682	$162,909

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities (Continued)

As of December 31, 2011

	PIMCO Low Duration— Administrative Class Shares	PIMCO Real Return— Administrative Class Shares	PIMCO Total Return— Administrative Class Shares

ASSETS:
Investments, at net asset value	$2,802,719	$12,694,050	$46,273,908
Dividends due and accrued	5,607	1,640	112,937
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	59	1,719	2,379

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—

Total net assets	$2,808,385	$12,697,409	$46,389,224

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Policyowners:
Series I Policies	$—	$—	$—
Series II Policies	—	3,024	8,495
Series III Policies	2,808,385	12,694,385	46,380,729

Total net assets	$2,808,385	$12,697,409	$46,389,224

Series I Variable accumulation unit value	$—	$—	$—

Series II Variable accumulation unit value	$10.50	$15.05	$13.41

Series III Variable accumulation unit value	$13.60	$15.32	$16.03

Identified Cost of Investment	$2,817,519	$12,166,618	$46,907,584

Not all Investment Divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Royce Micro-Cap Portfolio— Investment Class	Royce Small-Cap Portfolio— Investment Class	T. Rowe Price Blue Chip Growth Portfolio	T. Rowe Price Equity Income Portfolio	T. Rowe Price Index 500 Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Limited-Term Bond Portfolio

$5,627,219	$7,400,508	$15,209,466	$20,172,314	$502,675	$4,908,545	$3,788,785
—	—	—	—	—	—	7,477
1,521	1,180	1,673	3,528	54	64	5,387

—	—	—	9	—	4	—

$5,628,740	$7,401,688	$15,211,139	$20,175,833	$502,729	$4,908,605	$3,801,649

$—	$—	$—	$354,678	$—	$—	$—
54,293	—	—	852,934	—	588,122	5,530
5,574,447	7,401,688	15,211,139	18,968,221	502,729	4,320,483	3,796,119

$5,628,740	$7,401,688	$15,211,139	$20,175,833	$502,729	$4,908,605	$3,801,649

$—	$—	$—	$15.96	$—	$—	$—

$15.59	$11.26	$13.99	$13.84	$—	$13.49	$13.46

$15.87	$13.16	$13.87	$13.04	$11.82	$13.61	$12.94

$5,642,259	$7,324,869	$13,122,185	$19,592,539	$456,320	$5,159,468	$3,837,511

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities (Continued)

As of December 31, 2011

	T. Rowe Price New America Growth Portfolio	T. Rowe Price Personal Strategy Balanced Portfolio	TOPS™ Protected Growth ETF Portfolio— Class 2 Shares

ASSETS:
Investments, at net asset value	$5,887,638	$16,250,547	$5,073,017
Dividends due and accrued	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	506	5,006	—

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—

Total net assets	$5,888,144	$16,255,553	$5,073,017

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Policyowners:
Series I Policies	$—	$—	$—
Series II Policies	—	—	—
Series III Policies	5,888,144	16,255,553	5,073,017

Total net assets	$5,888,144	$16,255,553	$5,073,017

Series I Variable accumulation unit value	$—	$—	$—

Series II Variable accumulation unit value	$15.48	$—	$—

Series III Variable accumulation unit value	$14.42	$14.69	$10.10

Identified Cost of Investment	$5,790,398	$15,019,453	$5,067,632

Not all Investment Divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

UIF Emerging Markets Debt Portfolio— Class I	UIF Emerging Markets Equity Portfolio— Class I	UIF U.S. Real Estate Portfolio— Class I	Van Eck VIP Global Bond Fund— Initial Class	Van Eck VIP Global Hard Assets— Initial Class	Van Eck VIP Multi-Manager Alternatives— Initial Class

$3,155,726	$10,133,310	$7,381,071	$1,255,941	$2,186,578	$45,634
—	—	—	—	—	—
26	3,637	1,233	26	68	—

—	2	1	—	—	—

$3,155,752	$10,136,945	$7,382,303	$1,255,967	$2,186,646	$45,634

$—	$199,891	$—	$—	$—	$—
67,403	70,960	68,733	6,025	—	—
3,088,349	9,866,094	7,313,570	1,249,942	2,186,646	45,634

$3,155,752	$10,136,945	$7,382,303	$1,255,967	$2,186,646	$45,634

$—	$22.91	$—	$—	$—	$—

$17.14	$16.56	$24.35	$12.83	$—	$—

$18.66	$20.60	$20.11	$12.94	$8.06	$11.40

$3,148,233	$10,271,416	$5,953,349	$1,247,096	$2,458,969	$45,459

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations

For the year ended December 31, 2011

	MainStay VP Bond— Initial Class	MainStay VP Cash Management	MainStay VP Common Stock— Initial Class

INVESTMENT INCOME (LOSS):
Dividend income	$1,400,516	$13,293	$1,565,949
Mortality and expense risk charges	(82,017)	(440,492)	(261,526)

Net investment income (loss)	1,318,499	(427,199)	1,304,423

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	1,630,890	56,471,120	10,188,333
Cost of investments sold	(1,589,324)	(56,476,117)	(6,726,507)

Net realized gain (loss) on investments	41,566	(4,997)	3,461,826
Realized gain distribution received	650,392	—	—
Change in unrealized appreciation (depreciation) on investments	517,479	7,611	(3,152,248)

Net gain (loss) on investments	1,209,437	2,614	309,578

Net increase (decrease) in net assets resulting from operations	$2,527,936	$(424,585)	$1,614,001

	MainStay VP International Equity— Initial Class	MainStay VP Large Cap Growth— Initial Class	MainStay VP Mid Cap Core— Initial Class

INVESTMENT INCOME (LOSS):
Dividend income	$1,597,785	$—	$444,684
Mortality and expense risk charges	(157,528)	(246)	(129,139)

Net investment income (loss)	1,440,257	(246)	315,545

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	11,554,020	15,559	1,873,849
Cost of investments sold	(12,361,559)	(10,644)	(1,514,268)

Net realized gain (loss) on investments	(807,539)	4,915	359,581
Realized gain distribution received	—	—	—
Change in unrealized appreciation (depreciation) on investments	(8,995,122)	(4,211)	(2,390,882)

Net gain (loss) on investments	(9,802,661)	704	(2,031,301)

Net increase (decrease) in net assets resulting from operations	$(8,362,404)	$458	$(1,715,756)

Not all Investment Divisions are available under all policies.

(a)	For the period March 2, 2011 (Commencement of Investments) through December 31, 2011.
(b)	For the period December 21, 2011 (Commencement of Investments) through December 31, 2011.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

MainStay VP Convertible— Initial Class	MainStay VP Floating Rate— Initial Class	MainStay VP Government— Initial Class	MainStay VP Growth Equity— Initial Class	MainStay VP High Yield Corporate Bond— Initial Class	MainStay VP ICAP Select Equity— Initial Class	MainStay VP Income Builder— Initial Class

$22,900	$38,308	$74,538	$36,407	$1,426,935	$3,208,093	$274,480
(3,331)	(3,388)	(10,338)	(21,383)	(88,082)	(559,584)	(16,362)

19,569	34,920	64,200	15,024	1,338,853	2,648,509	258,118

482,093	344,727	450,950	4,682,474	16,728,713	10,481,676	645,408
(516,412)	(314,873)	(434,340)	(4,395,966)	(14,413,224)	(10,518,966)	(660,869)

(34,319)	29,854	16,610	286,508	2,315,489	(37,290)	(15,461)
—	—	18,531	—	—	—	—
(74,875)	(50,438)	25,547	(339,076)	(2,331,898)	(6,190,618)	(164,343)

(109,194)	(20,584)	60,688	(52,568)	(16,409)	(6,227,908)	(179,804)

$(89,625)	$14,336	$124,888	$(37,544)	$1,322,444	$(3,579,399)	$78,314

MainStay VP S&P 500 Index— Initial Class	MainStay VP U.S. Small Cap— Initial Class	Alger Small Cap Growth Portfolio— Class I-2 Shares	Alger SMid Cap Growth Portfolio— Class I-2 Shares	AllianceBernstein VPS International Value Portfolio— Class A Shares	AllianceBernstein VPS Small/ Mid Cap Value Portfolio— Class A Shares	American Century® VP Value— Class II

$2,384,203	$68,045	$—	$—	$24,809	$10,718	$50,932
(431,803)	(20,027)	(758)	(981)	(3,276)	(8,341)	(10,407)

1,952,400	48,018	(758)	(981)	21,533	2,377	40,525

19,140,391	2,936,248	630,627	271,287	861,031	874,901	263,219
(18,215,209)	(2,316,294)	(603,155)	(268,429)	(799,426)	(571,875)	(202,828)

925,182	619,954	27,472	2,858	61,605	303,026	60,391
—	—	—	555	—	—	—
(508,916)	(868,887)	(3,320)	(26,504)	(190,032)	(520,323)	(124,885)

416,266	(248,933)	24,152	(23,091)	(128,427)	(217,297)	(64,494)

$2,368,666	$(200,915)	$23,394	$(24,072)	$(106,894)	$(214,920)	$(23,969)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations (Continued)

For the year ended December 31, 2011

	American Funds Asset Allocation Fund— Class 2 Shares	American Funds Global Growth Fund— Class 1 Shares	American Funds Global Small Capitalization Fund— Class 2 Shares

INVESTMENT INCOME (LOSS):
Dividend income	$8,083	$10,593	$12,807
Mortality and expense risk charges	(1,921)	(1,329)	(4,008)

Net investment income (loss)	6,162	9,264	8,799

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	260,110	9,350	398,190
Cost of investments sold	(238,878)	(9,019)	(357,081)

Net realized gain (loss) on investments	21,232	331	41,109
Realized gain distribution received	—	—	—
Change in unrealized appreciation (depreciation) on investments	(27,346)	(39,831)	(261,162)

Net gain (loss) on investments	(6,114)	(39,500)	(220,053)

Net increase (decrease) in net assets resulting from operations	$48	$(30,236)	$(211,254)

	Dreyfus VIF Opportunistic Small Cap— Initial Shares	DWS Dreman Small Mid Cap Value VIP— Class A Shares	DWS Global Small Cap Growth VIP— Class A Shares

INVESTMENT INCOME (LOSS):
Dividend income	$62	$21,540	$1,264
Mortality and expense risk charges	(71)	(9,916)	(162)

Net investment income (loss)	(9)	11,624	1,102

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	754	366,270	9,229
Cost of investments sold	(1,003)	(298,928)	(8,246)

Net realized gain (loss) on investments	(249)	67,342	983
Realized gain distribution received	—	—	—
Change in unrealized appreciation (depreciation) on investments	(2,021)	(201,001)	(14,325)

Net gain (loss) on investments	(2,270)	(133,659)	(13,342)

Net increase (decrease) in net assets resulting from operations	$(2,279)	$(122,035)	$(12,240)

Not all Investment Divisions are available under all policies.

(a)	For the period March 2, 2011 (Commencement of Investments) through December 31, 2011.
(b)	For the period December 21, 2011 (Commencement of Investments) through December 31, 2011.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

American Funds Growth Fund— Class 2 Shares	American Funds Growth-Income Fund— Class 2 Shares	American Funds International Fund— Class 2 Shares	Calvert VP SRI Balanced Portfolio	Davis Value Portfolio	Delaware VIP International Value Equity Series— Standard Class	Dreyfus IP Technology Growth— Initial Shares

$50,613	$9,035	$175,365	$188	$5,352	$18,370	$—
(35,865)	(2,540)	(40,395)	(64)	(3,942)	(6,750)	(8,204)

14,748	6,495	134,970	124	1,410	11,620	(8,204)

3,974,079	34,800	2,505,762	315	898,209	74,047	110,898
(2,837,191)	(24,426)	(1,866,283)	(354)	(774,025)	(72,113)	(77,244)

1,136,888	10,374	639,479	(39)	124,184	1,934	33,654
—	—	—	—	47,450	—	—
(1,602,308)	(31,949)	(2,272,505)	483	(192,598)	(299,373)	(185,169)

(465,420)	(21,575)	(1,633,026)	444	(20,964)	(297,439)	(151,515)

$(450,672)	$(15,080)	$(1,498,056)	$568	$(19,554)	$(285,819)	$(159,719)

DWS Small Cap Index VIP— Class A Shares	Fidelity® VIP Contrafund®— Initial Class	Fidelity® VIP Equity- Income— Initial Class	Fidelity® VIP Freedom 2010 Portfolio— Initial Class	Fidelity® VIP Freedom 2020 Portfolio— Initial Class	Fidelity® VIP Freedom 2030 Portfolio— Initial Class	Fidelity® VIP Freedom 2040 Portfolio— Initial Class

$93,175	$262,392	$107,079	$56,100	$178,360	$99,858	$18,079
(46,270)	(123,221)	(18,253)	(9,671)	(36,857)	(21,837)	(3,713)

46,905	139,171	88,826	46,429	141,503	78,021	14,366

2,133,446	9,353,171	834,812	320,311	2,769,494	411,621	42,233
(1,316,910)	(9,652,634)	(755,037)	(251,724)	(2,423,695)	(442,742)	(43,732)

816,536	(299,463)	79,775	68,587	345,799	(31,121)	(1,499)
—	—	—	12,275	30,885	13,934	1,452
(1,428,884)	(660,041)	(121,602)	(129,595)	(657,543)	(207,065)	(72,048)

(612,348)	(959,504)	(41,827)	(48,733)	(280,859)	(224,252)	(72,095)

$(565,443)	$(820,333)	$46,999	$(2,304)	$(139,356)	$(146,231)	$(57,729)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations (Continued)

For the year ended December 31, 2011

	Fidelity® VIP Growth— Initial Class	Fidelity® VIP Index 500— Initial Class	Fidelity® VIP Investment Grade Bond— Initial Class

INVESTMENT INCOME (LOSS):
Dividend income	$4,647	$1,109,596	$623,401
Mortality and expense risk charges	(4,431)	(217,508)	(47,692)

Net investment income (loss)	216	892,088	575,709

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	451,579	5,278,239	2,496,589
Cost of investments sold	(274,569)	(6,847,630)	(2,359,936)

Net realized gain (loss) on investments	177,010	(1,569,391)	136,653
Realized gain distribution received	3,687	1,036,537	135,863
Change in unrealized appreciation (depreciation) on investments	(163,937)	293,998	(106,874)

Net gain (loss) on investments	16,760	(238,856)	165,642

Net increase (decrease) in net assets resulting from operations	$16,976	$653,232	$741,351

	Invesco V.I. Mid Cap Core Equity Fund— Series I Shares	Invesco Van Kampen V.I. Mid Cap Value Fund— Series I Shares	Janus Aspen Balanced Portfolio— Institutional Shares

INVESTMENT INCOME (LOSS):
Dividend income	$939	$9,370	$242,319
Mortality and expense risk charges	(1,695)	(5,767)	(48,987)

Net investment income (loss)	(756)	3,603	193,332

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	60,399	111,209	12,298,423
Cost of investments sold	(56,919)	(65,497)	(10,344,614)

Net realized gain (loss) on investments	3,480	45,712	1,953,809
Realized gain distribution received	—	—	522,591
Change in unrealized appreciation (depreciation) on investments	(84,678)	(46,622)	(2,140,170)

Net gain (loss) on investments	(81,198)	(910)	336,230

Net increase (decrease) in net assets resulting from operations	$(81,954)	$2,693	$529,562

Not all Investment Divisions are available under all policies.

(a)	For the period March 2, 2011 (Commencement of Investments) through December 31, 2011.
(b)	For the period December 21, 2011 (Commencement of Investments) through December 31, 2011.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Fidelity® VIP Mid Cap— Initial Class	Fidelity® VIP Money Market— Initial Class	Fidelity® VIP Overseas— Initial Class	Fidelity® VIP Value Leaders— Initial Class	Fidelity® VIP Value Strategies— Service Class 2	Invesco V.I. Global Real Estate Fund— Series I Shares	Invesco V.I. International Growth Fund— Series I Shares

$85,077	$20,751	$166,915	$69	$2,220	$89,819	$123,775
(147,846)	(83,506)	(39,513)	(25)	(1,442)	(8,833)	(36,957)

(62,769)	(62,755)	127,402	44	778	80,986	86,818

16,973,379	4,338,192	3,066,243	953	99,008	547,083	1,970,766
(11,860,783)	(4,338,192)	(3,089,191)	(918)	(63,841)	(456,129)	(2,242,124)

5,112,596	—	(22,948)	35	35,167	90,954	(271,358)
56,377	—	17,001	—	—	—	—
(8,867,106)	—	(1,799,327)	(541)	(65,466)	(339,497)	(422,532)

(3,698,133)	—	(1,805,274)	(506)	(30,299)	(248,543)	(693,890)

$(3,760,902)	$(62,755)	$(1,677,872)	$(462)	$(29,521)	$(167,557)	$(607,072)

Janus Aspen Enterprise Portfolio— Institutional Shares	Janus Aspen Forty Portfolio— Institutional Shares	Janus Aspen Worldwide Portfolio— Institutional Shares	Lazard Retirement International Equity Portfolio— Service Shares	Lord Abbett Series Fund— Mid-Cap Value Portfolio	LVIP Baron Growth Opportunities Fund— Service Class	MFS® Global Tactical Allocation— Initial Class(a)

$—	$27,559	$3,339	$67,335	$10,600	$—	$259
(21,441)	(37,570)	(2,891)	(15,615)	(26,819)	(19,018)	(52)

(21,441)	(10,011)	448	51,720	(16,219)	(19,018)	207

4,635,349	6,351,238	972,178	1,129,184	2,295,519	2,138,092	22,052
(3,080,098)	(5,493,170)	(970,591)	(1,001,185)	(1,446,761)	(1,509,036)	(22,952)

1,555,251	858,068	1,587	127,999	848,758	629,056	(900)
—	—	—	—	—	—	109
(1,579,971)	(1,446,722)	(110,027)	(495,293)	(1,043,785)	(483,314)	(139)

(24,720)	(588,654)	(108,440)	(367,294)	(195,027)	145,742	(930)

$(46,161)	$(598,665)	$(107,992)	$(315,574)	$(211,246)	$126,724	$(723)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations (Continued)

For the year ended December 31, 2011

	MFS® Investors Trust Series— Initial Class	MFS® New Discovery Series— Initial Class	MFS® Utilities Series— Initial Class

INVESTMENT INCOME (LOSS):
Dividend income	$610	$—	$70,358
Mortality and expense risk charges	(176)	(45)	(9,500)

Net investment income (loss)	434	(45)	60,858

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	23,997	592	610,895
Cost of investments sold	(19,822)	(520)	(546,008)

Net realized gain (loss) on investments	4,175	72	64,887
Realized gain distribution received	—	1,199	—
Change in unrealized appreciation (depreciation) on investments	(5,370)	(2,250)	6,709

Net gain (loss) on investments	(1,195)	(979)	71,596

Net increase (decrease) in net assets resulting from operations	$(761)	$(1,024)	$132,454

	PIMCO Low Duration— Administrative Class Shares	PIMCO Real Return— Administrative Class Shares	PIMCO Total Return— Administrative Class Shares

INVESTMENT INCOME (LOSS):
Dividend income	$40,741	$246,844	$1,184,305
Mortality and expense risk charges	(26,745)	(47,131)	(197,444)

Net investment income (loss)	13,996	199,713	986,861

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	1,892,412	6,192,008	15,426,815
Cost of investments sold	(1,835,790)	(5,477,776)	(14,410,032)

Net realized gain (loss) on investments	56,622	714,232	1,016,783
Realized gain distribution received	—	352,858	653,219
Change in unrealized appreciation (depreciation) on investments	(78,502)	7,429	(1,276,936)

Net gain (loss) on investments	(21,880)	1,074,519	393,066

Net increase (decrease) in net assets resulting from operations	$(7,884)	$1,274,232	$1,379,927

Not all Investment Divisions are available under all policies.

(a)	For the period March 2, 2011 (Commencement of Investments) through December 31, 2011.
(b)	For the period December 21, 2011 (Commencement of Investments) through December 31, 2011.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

MFS® Value Series— Initial Class	Neuberger Berman AMT Partners Portfolio— Class I Shares	Oppenheimer Capital Appreciation Fund/VA— Non-Service Shares	Oppenheimer Core Bond Fund/VA— Non-Service Shares	PIMCO Global Bond (Unhedged)— Administrative Class Shares	PIMCO High Yield— Administrative Class Shares(b)	PIMCO Long-Term U.S. Government— Administrative Class Shares

$94,431	$—	$317	$70	$40,944	$22,026	$4,303
(27,441)	(1,316)	(389)	(6)	(3,054)	(230)	(724)

66,990	(1,316)	(72)	64	37,890	21,796	3,579

1,110,668	226,773	4,578	61	606,834	213,631	23,591
(1,002,299)	(194,119)	(4,310)	(62)	(545,923)	(214,529)	(25,234)

108,369	32,654	268	(1)	60,911	(898)	(1,643)
25,541	—	—	—	49,983	—	3,901
90,888	(54,304)	(2,024)	27	(54,465)	(19,299)	33,468

224,798	(21,650)	(1,756)	26	56,429	(20,197)	35,726

$291,788	$(22,966)	$(1,828)	$90	$94,319	$1,599	$39,305

Royce Micro-Cap Portfolio— Investment Class	Royce Small-Cap Portfolio— Investment Class	T. Rowe Price Blue Chip Growth Portfolio	T. Rowe Price Equity Income Portfolio	T. Rowe Price Index 500 Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Limited-Term Bond Portfolio

$152,395	$25,959	$—	$395,045	$5,678	$86,302	$98,489
(28,175)	(30,890)	(64,041)	(102,013)	(1,177)	(12,255)	(18,779)

124,220	(4,931)	(64,041)	293,032	4,501	74,047	79,710

2,665,161	6,153,202	3,662,063	10,123,394	28,503	490,340	2,867,823
(1,585,053)	(3,886,147)	(3,400,421)	(7,883,785)	(28,417)	(421,779)	(2,887,848)

1,080,108	2,267,055	261,642	2,239,609	86	68,561	(20,025)
—	—	—	—	—	—	31,235
(1,962,447)	(2,471,385)	(65,180)	(3,204,102)	9,564	(628,811)	(33,804)

(882,339)	(204,330)	196,462	(964,493)	9,650	(560,250)	(22,594)

$(758,119)	$(209,261)	$132,421	$(671,461)	$14,151	$(486,203)	$57,116

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations (Continued)

For the year ended December 31, 2011

	T. Rowe Price New America Growth Portfolio	T. Rowe Price Personal Strategy Balanced Portfolio	TOPS™ Protected Growth ETF Portfolio— Class 2 Shares(b)

INVESTMENT INCOME (LOSS):
Dividend income	$13,052	$335,565	$—
Mortality and expense risk charges	(24,227)	(83,107)	—

Net investment income (loss)	(11,175)	252,458	—

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	721,525	16,246,497	—
Cost of investments sold	(443,747)	(12,463,787)	—

Net realized gain (loss) on investments	277,778	3,782,710	—
Realized gain distribution received	454,195	—	—
Change in unrealized appreciation (depreciation) on investments	(826,805)	(3,818,660)	5,385

Net gain (loss) on investments	(94,832)	(35,950)	5,385

Net increase (decrease) in net assets resulting from operations	$(106,007)	$216,508	$5,385

Not all Investment Divisions are available under all policies.

(a)	For the period March 2, 2011 (Commencement of Investments) through December 31, 2011.
(b)	For the period December 21, 2011 (Commencement of Investments) through December 31, 2011.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

UIF Emerging Markets Debt Portfolio— Class I	UIF Emerging Markets Equity Portfolio— Class I	UIF U.S. Real Estate Portfolio— Class I	Van Eck VIP Global Bond Fund— Initial Class	Van Eck VIP Global Hard Assets— Initial Class	Van Eck VIP Multi-Manager Alternatives— Initial Class

$128,741	$46,883	$71,185	$92,831	$26,430	$1,956
(9,855)	(46,151)	(25,319)	(5,780)	(10,032)	(1,174)

118,886	732	45,866	87,051	16,398	782

2,600,736	4,654,927	4,040,751	91,937	901,969	430,829
(2,501,688)	(4,252,433)	(2,208,931)	(91,545)	(745,619)	(434,290)

99,048	402,494	1,831,820	392	156,350	(3,461)
40,103	—	—	23,667	28,300	1,222
(63,063)	(2,692,476)	(1,412,886)	(24,104)	(691,566)	(8,338)

76,088	(2,289,982)	418,934	(45)	(506,916)	(10,577)

$194,974	$(2,289,250)	$464,800	$87,006	$(490,518)	$(9,795)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

For the years ended December 31, 2011

and December 31, 2010

	MainStay VP Bond— Initial Class		MainStay VP Cash Management
	2011	2010	2011	2010

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$1,318,499	$100,995	$(427,199)	$(438,346)
Net realized gain (loss) on investments	41,566	122,185	(4,997)	(1,362)
Realized gain distribution received	650,392	48,482	—	—
Change in unrealized appreciation (depreciation) on investments	517,479	(18,744)	7,611	(11,546)

Net increase (decrease) in net assets resulting from operations	2,527,936	252,918	(424,585)	(451,254)

Contributions and (withdrawals):
Payments received from policyowners	305,770	488,167	25,880,356	60,685,593
Cost of insurance	(269,168)	(88,518)	(2,122,299)	(2,366,577)
Policyowners’ surrenders	(47,469)	(977,801)	(2,786,131)	(7,022,949)
Net transfers from (to) Fixed Account	890,527	12,960	(22,629,835)	2,208,044
Transfers between Investment Divisions	40,860,886	769,552	(10,954,365)	(43,933,438)
Policyowners’ death benefits	(7,277)	—	(59,820)	(100,781)

Net contributions and (withdrawals)	41,733,269	204,360	(12,672,094)	9,469,892

Increase (decrease) attributable to New York Life Insurance and Annuity Corporation charges retained by the Separate Account	—	—	—	—

Increase (decrease) in net assets	44,261,205	457,278	(13,096,679)	9,018,638
NET ASSETS:
Beginning of year	4,077,972	3,620,694	136,687,439	127,668,801

End of year	$48,339,177	$4,077,972	$123,590,760	$136,687,439

	MainStay VP Growth Equity— Initial Class		MainStay VP High Yield Corporate Bond— Initial Class
	2011	2010	2011	2010

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$15,024	$32,990	$1,338,853	$1,315,197
Net realized gain (loss) on investments	286,508	(18,849)	2,315,489	(390,789)
Realized gain distribution received	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	(339,076)	1,204,141	(2,331,898)	1,648,343

Net increase (decrease) in net assets resulting from operations	(37,544)	1,218,282	1,322,444	2,572,751

Contributions and (withdrawals):
Payments received from policyowners	4,509	126	1,537,848	1,117,736
Cost of insurance	(43,926)	(55,580)	(283,687)	(267,971)
Policyowners’ surrenders	—	—	(486,694)	(1,165,972)
Net transfers from (to) Fixed Account	(1,736,636)	400,708	(907,809)	209,490
Transfers between Investment Divisions	(2,610,430)	4,695,121	(5,072,226)	4,852,639
Policyowners’ death benefits	(116,018)	—	(21,608)	—

Net contributions and (withdrawals)	(4,502,501)	5,040,375	(5,234,176)	4,745,922

Increase (decrease) attributable to New York Life Insurance and Annuity Corporation charges retained by the Separate Account	—	—	—	(2)

Increase (decrease) in net assets	(4,540,045)	6,258,657	(3,911,732)	7,318,671
NET ASSETS:
Beginning of year	11,330,484	5,071,827	24,846,301	17,527,630

End of year	$6,790,439	$11,330,484	$20,934,569	$24,846,301

Not all Investment Divisions are available under all policies.

(a)	For the period February 1, 2010 (Commencement of Investments) through December 31, 2010.
(b)	For the period March 2010 (Commencement of Investments) through December 2010.
(c)	For the period March 2, 2011 (Commencement of Investments) through December 31, 2011.
(d)	For the period December 21, 2011 (Commencement of Investments) through December 31, 2011.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

MainStay VP Common Stock— Initial Class		MainStay VP Convertible— Initial Class		MainStay VP Floating Rate— Initial Class		MainStay VP Government— Initial Class
2011	2010	2011	2010	2011	2010	2011	2010

$1,304,423	$1,384,921	$19,569	$23,370	$34,920	$31,162	$64,200	$57,519
3,461,826	242,814	(34,319)	60,847	29,854	(10,343)	16,610	57,259
—	—	—	—	—	—	18,531	32,357
(3,152,248)	10,401,218	(74,875)	40,394	(50,438)	41,001	25,547	(37,096)

1,614,001	12,028,953	(89,625)	124,611	14,336	61,820	124,888	110,039

83,735	111,072	110,397	71,479	80,224	90,286	225,702	192,001
(678,312)	(657,452)	(11,612)	(7,679)	(21,321)	(35,106)	(60,088)	(58,210)
—	(429,225)	(39,544)	—	(25,192)	(229,438)	(5,650)	(180,429)
(3,874,295)	377,116	12,818	3,780	10,386	(1,636)	(100,285)	6,370
(5,072,192)	1,960,403	(51,340)	(3,266)	57,991	116,600	71,336	21,139
(141,165)	—	—	—	—	(683)	(10,302)	(4,340)

(9,682,229)	1,361,914	20,719	64,314	102,088	(59,977)	120,713	(23,469)

—	(541)	—	(4)	—	—	—	—

(8,068,228)	13,390,326	(68,906)	188,921	116,424	1,843	245,601	86,570

109,448,312	96,057,986	814,835	625,914	751,294	749,451	2,195,269	2,108,699

$101,380,084	$109,448,312	$745,929	$814,835	$867,718	$751,294	$2,440,870	$2,195,269

MainStay VP ICAP Select Equity— Initial Class		MainStay VP Income Builder— Initial Class		MainStay VP International Equity— Initial Class		MainStay VP Large Cap Growth— Initial Class
2011	2010	2011	2010	2011	2010	2011	2010

$2,648,509	$1,260,150	$258,118	$(325)	$1,440,257	$1,584,819	$(246)	$(241)
(37,290)	5,359	(15,461)	111,966	(807,539)	(3,995,293)	4,915	1,107
—	—	—	—	—	—	—	—
(6,190,618)	33,482,060	(164,343)	(94,933)	(8,995,122)	4,782,275	(4,211)	11,171

(3,579,399)	34,747,569	78,314	16,708	(8,362,404)	2,371,801	458	12,037

281,242	283,768	—	—	727,821	757,518	—	—
(1,443,601)	(1,319,506)	(74,401)	(1,868)	(1,303,094)	(1,432,387)	(6,564)	(6,224)
(74,231)	(124,287)	—	—	(51,354)	(120,776)	(8,749)	—
(3,112,312)	(2,218,478)	6,646,100	(486,553)	(2,421,133)	389,564	—	—
(4,352,492)	3,154,197	—	—	(4,597,214)	(1,562,625)	—	—
—	(486)	—	—	(268,732)	(164,040)	—	—

(8,701,394)	(224,792)	6,571,699	(488,421)	(7,913,706)	(2,132,746)	(15,313)	(6,224)

—	(1,867)	—	(3)	—	(165)	—	—

(12,280,793)	34,520,910	6,650,013	(471,716)	(16,276,110)	238,890	(14,855)	5,813

229,136,344	194,615,434	—	471,716	56,683,988	56,445,098	87,376	81,563

$216,855,551	$229,136,344	$6,650,013	$—	$40,407,878	$56,683,988	$72,521	$87,376

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2011

and December 31, 2010

	MainStay VP Mid Cap Core— Initial Class		MainStay VP S&P 500 Index— Initial Class
	2011	2010	2011	2010

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$315,545	$40,114	$1,952,400	$2,056,410
Net realized gain (loss) on investments	359,581	1,455,085	925,182	(1,754,376)
Realized gain distribution received	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	(2,390,882)	8,523,745	(508,916)	18,508,953

Net increase (decrease) in net assets resulting from operations	(1,715,756)	10,018,944	2,368,666	18,810,987

Contributions and (withdrawals):
Payments received from policyowners	184,241	326,169	930,832	803,581
Cost of insurance	(341,016)	(321,205)	(4,629,490)	(4,489,457)
Policyowners’ surrenders	(332,822)	(958,634)	(121,183)	(144,004)
Net transfers from (to) Fixed Account	(30,309)	(5,857)	(4,340,500)	244,412
Transfers between Investment Divisions	2,595,900	(7,465,915)	(6,028,628)	(2,806,915)
Policyowners’ death benefits	—	—	(1,167,628)	(511,298)

Net contributions and (withdrawals)	2,075,994	(8,425,442)	(15,356,597)	(6,903,681)

Increase (decrease) attributable to New York Life Insurance and Annuity Corporation charges retained by the Separate Account	—	(498)	—	(996)

Increase (decrease) in net assets	360,238	1,593,004	(12,987,931)	11,906,310
NET ASSETS:
Beginning of year	48,351,755	46,758,751	148,719,860	136,813,550

End of year	$48,711,993	$48,351,755	$135,731,929	$148,719,860

	AllianceBernstein VPS Small/Mid Cap Value Portfolio— Class A Shares		American Century® VP Value— Class II
	2011	2010	2011	2010

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$2,377	$706	$40,525	$21,018
Net realized gain (loss) on investments	303,026	131,430	60,391	(19,056)
Realized gain distribution received	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	(520,323)	321,884	(124,885)	154,751

Net increase (decrease) in net assets resulting from operations	(214,920)	454,020	(23,969)	156,713

Contributions and (withdrawals):
Payments received from policyowners	131,441	104,193	317,361	115,114
Cost of insurance	(23,246)	(15,676)	(37,038)	(19,669)
Policyowners’ surrenders	(637)	—	(19,101)	—
Net transfers from (to) Fixed Account	267,111	(76,259)	85,989	7,247
Transfers between Investment Divisions	(429,469)	423,837	1,081,033	301,625
Policyowners’ death benefits	—	—	—	(6,444)

Net contributions and (withdrawals)	(54,800)	436,095	1,428,244	397,873

Increase (decrease) attributable to New York Life Insurance and Annuity Corporation charges retained by the Separate Account	—	—	—	(3)

Increase (decrease) in net assets	(269,720)	890,115	1,404,275	554,583
NET ASSETS:
Beginning of year	2,267,307	1,377,192	1,501,933	947,350

End of year	$1,997,587	$2,267,307	$2,906,208	$1,501,933

Not all Investment Divisions are available under all policies.

(a)	For the period February 1, 2010 (Commencement of Investments) through December 31, 2010.
(b)	For the period March 2010 (Commencement of Investments) through December 2010.
(c)	For the period March 2, 2011 (Commencement of Investments) through December 31, 2011.
(d)	For the period December 21, 2011 (Commencement of Investments) through December 31, 2011.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

MainStay VP U.S. Small Cap— Initial Class		Alger Small Cap Growth Portfolio— Class I-2 Shares		Alger SMid Cap Growth Portfolio— Class I-2 Shares		AllianceBernstein VPS International Value Portfolio— Class A Shares
2011	2010	2011	2010	2011	2010	2011	2010

$48,018	$(11,562)	$(758)	$(2,638)	$(981)	$(203)	$21,533	$26,092
619,954	8,144	27,472	(68,830)	2,858	(172)	61,605	331,188
—	—	—	—	555	48	—	—
(868,887)	1,457,777	(3,320)	195,231	(26,504)	11,193	(190,032)	(258,746)

(200,915)	1,454,359	23,394	123,763	(24,072)	10,866	(106,894)	98,534

92,024	38,323	442	—	26,704	14,312	189,841	244,165
(65,138)	(53,371)	(2,006)	(6,291)	(8,901)	(1,456)	(11,523)	(21,147)
—	—	—	(274,461)	(16,415)	—	(72,367)	(184,064)
(605,841)	(2,359)	—	—	285,185	5,351	(15,464)	(4,250)
(1,702,353)	5,945,740	(627,864)	(58,460)	(205,767)	11,520	(462,239)	(538,175)
(1,834)	—	—	—	—	—	—	—

(2,283,142)	5,928,333	(629,428)	(339,212)	80,806	29,727	(371,752)	(503,471)

—	—	—	—	—	—	—	—

(2,484,057)	7,382,692	(606,034)	(215,449)	56,734	40,593	(478,646)	(404,937)

9,369,807	1,987,115	618,572	834,021	67,195	26,602	1,071,996	1,476,933

$6,885,750	$9,369,807	$12,538	$618,572	$123,929	$67,195	$593,350	$1,071,996

American Funds Asset Allocation Fund— Class 2 Shares		American Funds Global Growth Fund— Class 1 Shares		American Funds Global Small Capitalization Fund— Class 2 Shares		American Funds Growth Fund— Class 2 Shares
2011	2010	2011	2010	2011	2010	2011	2010

$6,162	$6,417	$9,264	$2,989	$8,799	$6,905	$14,748	$19,855
21,232	143,976	331	15	41,109	103,822	1,136,888	432,036
—	—	—	—	—	—	—	—
(27,346)	(80,789)	(39,831)	10,667	(261,162)	3,923	(1,602,308)	826,071

48	69,604	(30,236)	13,671	(211,254)	114,650	(450,672)	1,277,962

41,361	51,929	32,332	1,394	156,594	43,284	584,758	387,914
(13,009)	(23,743)	(6,713)	(839)	(13,312)	(7,585)	(80,014)	(89,318)
(158,952)	(484,304)	—	—	(37,051)	(171,672)	(199,963)	(1,965,465)
36,290	(7,254)	50,240	53	73,972	42,106	50,135	(26,578)
71,883	(202,942)	423,059	243,801	155,036	243,863	(1,177,338)	2,107,430
—	—	—	—	—	—	(15,260)	—

(22,427)	(666,314)	498,918	244,409	335,239	149,996	(837,682)	413,983

—	—	—	—	—	—	—	—

(22,379)	(596,710)	468,682	258,080	123,985	264,646	(1,288,354)	1,691,945

432,715	1,029,425	258,153	73	708,913	444,267	8,377,962	6,686,017

$410,336	$432,715	$726,835	$258,153	$832,898	$708,913	$7,089,608	$8,377,962

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2011

and December 31, 2010

	American Funds Growth-Income Fund— Class 2 Shares		American Funds International Fund— Class 2 Shares
	2011	2010	2011	2010

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$6,495	$4,495	$134,970	$151,386
Net realized gain (loss) on investments	10,374	8,566	639,479	136,989
Realized gain distribution received	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	(31,949)	25,758	(2,272,505)	423,553

Net increase (decrease) in net assets resulting from operations	(15,080)	38,819	(1,498,056)	711,928

Contributions and (withdrawals):
Payments received from policyowners	114,199	30,278	989,375	484,451
Cost of insurance	(10,585)	(6,458)	(165,623)	(154,742)
Policyowners’ surrenders	(7,659)	—	(80,896)	(3,426,028)
Net transfers from (to) Fixed Account	11,657	—	666,819	275,450
Transfers between Investment Divisions	26,482	178,526	(887,776)	3,219,571
Policyowners’ death benefits	—	—	—	—

Net contributions and (withdrawals)	134,094	202,346	521,899	398,702

Increase (decrease) attributable to New York Life Insurance and Annuity Corporation charges retained by the Separate Account	—	—	—	—

Increase (decrease) in net assets	119,014	241,165	(976,157)	1,110,630
NET ASSETS:
Beginning of year	449,930	208,765	9,766,056	8,655,426

End of year	$568,944	$449,930	$8,789,899	$9,766,056

	Dreyfus VIF Opportunistic Small Cap— Initial Shares		DWS Dreman Small Mid Cap Value VIP— Class A Shares
	2011	2010	2011	2010

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(9)	$41	$11,624	$14,794
Net realized gain (loss) on investments	(249)	(386)	67,342	116,845
Realized gain distribution received	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	(2,021)	4,244	(201,001)	219,386

Net increase (decrease) in net assets resulting from operations	(2,279)	3,899	(122,035)	351,025

Contributions and (withdrawals):
Payments received from policyowners	1,064	—	281,392	101,932
Cost of insurance	(647)	(613)	(50,530)	(38,104)
Policyowners’ surrenders	—	—	(72,335)	(536,975)
Net transfers from (to) Fixed Account	21	64	47,935	(3,013)
Transfers between Investment Divisions	—	(17)	817,284	1,064,377
Policyowners’ death benefits	—	—	—	(8,997)

Net contributions and (withdrawals)	438	(566)	1,023,746	579,220

Increase (decrease) attributable to New York Life Insurance and Annuity Corporation charges retained by the Separate Account	—	—	—	—

Increase (decrease) in net assets	(1,841)	3,333	901,711	930,245
NET ASSETS:
Beginning of year	16,624	13,291	1,899,459	969,214

End of year	$14,783	$16,624	$2,801,170	$1,899,459

Not all Investment Divisions are available under all policies.

(a)	For the period February 1, 2010 (Commencement of Investments) through December 31, 2010.
(b)	For the period March 2010 (Commencement of Investments) through December 2010.
(c)	For the period March 2, 2011 (Commencement of Investments) through December 31, 2011.
(d)	For the period December 21, 2011 (Commencement of Investments) through December 31, 2011.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Calvert VP SRI Balanced Portfolio		Davis Value Portfolio		Delaware VIP International Value Equity Series— Standard Class		Dreyfus IP Technology Growth— Initial Shares
2011	2010	2011	2010	2011	2010	2011	2010

$124	$131	$1,410	$8,688	$11,620	$27,863	$(8,204)	$(4,987)
(39)	(72)	124,184	123,991	1,934	(1,059)	33,654	6,452
—	—	47,450	—	—	—	—	—
483	1,397	(192,598)	(31,062)	(299,373)	14,697	(185,169)	311,325

568	1,456	(19,554)	101,617	(285,819)	41,501	(159,719)	312,790

1	—	258,164	295,159	68,370	12,820	233,734	150,229
(251)	(239)	(15,947)	(22,512)	(29,808)	(14,457)	(23,424)	(14,877)
—	—	(162,814)	(421,535)	(27,223)	(8,159)	(42,395)	(1,961)
—	—	27,434	(8,429)	4,090	2,566	33,521	3,220
—	—	(654,445)	(136,228)	789,111	897,936	283,604	160,898
—	—	—	—	(3,440)	—	—	—

(250)	(239)	(547,608)	(293,545)	801,100	890,706	485,040	297,509

—	—	—	—	—	—	—	—

318	1,217	(567,162)	(191,928)	515,281	932,207	325,321	610,299

13,945	12,728	1,162,289	1,354,217	935,661	3,454	1,542,779	932,480

$14,263	$13,945	$595,127	$1,162,289	$1,450,942	$935,661	$1,868,100	$1,542,779

DWS Global Small Cap Growth VIP— Class A Shares		DWS Small Cap Index VIP— Class A Shares		Fidelity® VIP Contrafund®— Initial Class		Fidelity® VIP Equity-Income— Initial Class
2011	2010	2011	2010	2011	2010	2011	2010

$1,102	$(2)	$46,905	$30,110	$139,171	$192,972	$88,826	$54,877
983	13	816,536	(115,497)	(299,463)	(1,647,360)	79,775	(458,701)
—	—	—	—	—	10,784	—	—
(14,325)	571	(1,428,884)	3,027,072	(660,041)	5,238,451	(121,602)	1,031,168

(12,240)	582	(565,443)	2,941,685	(820,333)	3,794,847	46,999	627,344

74,474	—	892,755	721,410	3,397,844	2,360,267	461,903	400,147
(6,564)	(32)	(152,311)	(150,247)	(572,368)	(516,757)	(57,383)	(57,196)
—	—	(117,351)	(758,269)	(435,708)	(1,957,288)	(38,338)	(22,328)
41,921	—	240,499	(15,182)	101,181	4,373	8,992	(4,779)
10,432	1,074	1,689,280	(8,006,331)	(3,372,269)	(956,323)	(443,157)	(973,280)
—	—	(23,627)	—	(59,847)	(29,122)	(23,366)	(1,736)

120,263	1,042	2,529,245	(8,208,619)	(941,167)	(1,094,850)	(91,349)	(659,172)

—	—	—	—	—	(10)	—	—

108,023	1,624	1,963,802	(5,266,934)	(1,761,500)	2,699,987	(44,350)	(31,828)

3,658	2,034	9,214,684	14,481,618	26,660,916	23,960,929	4,204,135	4,235,963

$111,681	$3,658	$11,178,486	$9,214,684	$24,899,416	$26,660,916	$4,159,785	$4,204,135

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2011

and December 31, 2010

	Fidelity® VIP Freedom 2010 Portfolio— Initial Class		Fidelity® VIP Freedom 2020 Portfolio— Initial Class
	2011	2010	2011	2010

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$46,429	$32,152	$141,503	$121,017
Net realized gain (loss) on investments	68,587	(45,563)	345,799	(100,466)
Realized gain distribution received	12,275	27,656	30,885	49,961
Change in unrealized appreciation (depreciation) on investments	(129,595)	119,779	(657,543)	752,664

Net increase (decrease) in net assets resulting from operations	(2,304)	134,024	(139,356)	823,176

Contributions and (withdrawals):
Payments received from policyowners	253,056	198,587	1,443,165	559,346
Cost of insurance	(64,116)	(37,478)	(226,471)	(163,419)
Policyowners’ surrenders	(28,160)	(80,252)	(511,463)	(16,429)
Net transfers from (to) Fixed Account	7,464	(2,303)	(1,502)	(32,482)
Transfers between Investment Divisions	624,554	392,361	426,377	821,175
Policyowners’ death benefits	(5,142)	(149)	(21,175)	—

Net contributions and (withdrawals)	787,656	470,766	1,108,931	1,168,191

Increase (decrease) attributable to New York Life Insurance and Annuity Corporation charges retained by the Separate Account	—	—	—	—

Increase (decrease) in net assets	785,352	604,790	969,575	1,991,367
NET ASSETS:
Beginning of year	1,813,549	1,208,759	7,124,604	5,133,237

End of year	$2,598,901	$1,813,549	$8,094,179	$7,124,604

	Fidelity® VIP Investment Grade Bond— Initial Class		Fidelity® VIP Mid Cap— Initial Class
	2011	2010	2011	2010

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$575,709	$311,402	$(62,769)	$(988)
Net realized gain (loss) on investments	136,653	95,050	5,112,596	(942,939)
Realized gain distribution received	135,863	107,224	56,377	84,094
Change in unrealized appreciation (depreciation) on investments	(106,874)	132,651	(8,867,106)	8,008,000

Net increase (decrease) in net assets resulting from operations	741,351	646,327	(3,760,902)	7,148,167

Contributions and (withdrawals):
Payments received from policyowners	1,145,144	1,155,887	2,840,772	2,228,448
Cost of insurance	(212,346)	(204,204)	(536,118)	(437,726)
Policyowners’ surrenders	(410,032)	(215,606)	(113,585)	(819,288)
Net transfers from (to) Fixed Account	(91,074)	29,196	(1,615,158)	81,523
Transfers between Investment Divisions	1,919,590	216,735	(1,508,423)	5,591,489
Policyowners’ death benefits	(36,250)	(5,463)	(127,255)	(19,687)

Net contributions and (withdrawals)	2,315,032	976,545	(1,059,767)	6,624,759

Increase (decrease) attributable to New York Life Insurance and Annuity Corporation charges retained by the Separate Account	—	(6)	—	(9)

Increase (decrease) in net assets	3,056,383	1,622,866	(4,820,669)	13,772,917
NET ASSETS:
Beginning of year	10,910,356	9,287,490	34,515,704	20,742,787

End of year	$13,966,739	$10,910,356	$29,695,035	$34,515,704

Not all Investment Divisions are available under all policies.

(a)	For the period February 1, 2010 (Commencement of Investments) through December 31, 2010.
(b)	For the period March 2010 (Commencement of Investments) through December 2010.
(c)	For the period March 2, 2011 (Commencement of Investments) through December 31, 2011.
(d)	For the period December 21, 2011 (Commencement of Investments) through December 31, 2011.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Fidelity® VIP Freedom 2030 Portfolio— Initial Class		Fidelity® VIP Freedom 2040 Portfolio— Initial Class		Fidelity® VIP Growth— Initial Class		Fidelity® VIP Index 500— Initial Class
2011	2010	2011	2010(a)	2011	2010	2011	2010

$78,021	$63,609	$14,366	$(947)	$216	$(1,509)	$892,088	$618,161
(31,121)	(228,034)	(1,499)	40,492	177,010	(3,463)	(1,569,391)	(2,521,684)
13,934	29,998	1,452	705	3,687	2,561	1,036,537	656,520
(207,065)	741,250	(72,048)	(335)	(163,937)	176,325	293,998	6,471,664

(146,231)	606,823	(57,729)	39,915	16,976	173,914	653,232	5,224,661

633,132	581,990	58,017	14,313	136,050	91,489	3,698,981	3,247,115
(123,986)	(112,431)	(26,083)	(7,107)	(16,649)	(13,549)	(920,010)	(751,604)
(121,745)	(61,501)	(1,187)	—	(25,385)	(35,710)	(1,025,846)	(1,854,509)
5,755	(10,970)	27,662	(3,047)	36,069	(54,031)	634,983	213,828
(33,802)	(670,551)	883,277	(37,546)	101,507	(37,859)	8,493,048	4,076,717
(10,697)	—	(1,660)	—	—	—	(31,679)	—

348,657	(273,463)	940,026	(33,387)	231,592	(49,660)	10,849,477	4,931,547

—	—	—	—	—	(1)	—	(1)

202,426	333,360	882,297	6,528	248,568	124,253	11,502,709	10,156,207

4,422,145	4,088,785	6,528	—	957,939	833,686	43,659,303	33,503,096

$4,624,571	$4,422,145	$888,825	$6,528	$1,206,507	$957,939	$55,162,012	$43,659,303

Fidelity® VIP Money Market— Initial Class		Fidelity® VIP Overseas— Initial Class		Fidelity® VIP Value Leaders— Initial Class		Fidelity® VIP Value Strategies— Service Class 2
2011	2010	2011	2010	2011	2010	2011	2010

$(62,755)	$(27,024)	$127,402	$80,987	$44	$43	$778	$(317)
—	—	(22,948)	(2,232,953)	35	2,243	35,167	(5,883)
—	12,645	17,001	16,270	—	—	—	—
—	—	(1,799,327)	3,012,437	(541)	(2,731)	(65,466)	61,504

(62,755)	(14,379)	(1,677,872)	876,741	(462)	(445)	(29,521)	55,304

1,157,039	1,455,005	1,090,377	827,665	446	2,750	45,025	72,490
(350,024)	(213,694)	(190,678)	(194,052)	(927)	(595)	(10,968)	(10,197)
(984)	(2,049,213)	(136,717)	(252,171)	—	—	(1,974)	(9,042)
2,913,120	10,594,341	468,337	(19,529)	—	—	(1,780)	1,406
2,816,150	(1,351,473)	727,317	(813,750)	—	(18,066)	(56,904)	46,271
(21,696)	—	(14,185)	(1,551)	—	—	—	(10,424)

6,513,605	8,434,966	1,944,451	(453,388)	(481)	(15,911)	(26,601)	90,504

—	—	—	—	—	—	—	—

6,450,850	8,420,587	266,579	423,353	(943)	(16,356)	(56,122)	145,808

17,050,615	8,630,028	9,553,878	9,130,525	5,349	21,705	326,581	180,773

$23,501,465	$17,050,615	$9,820,457	$9,553,878	$4,406	$5,349	$270,459	$326,581

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2011

and December 31, 2010

	Invesco V.I. Global Real Estate Fund— Series I Shares		Invesco V.I. International Growth Fund— Series I Shares
	2011	2010	2011	2010

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$80,986	$91,705	$86,818	$150,477
Net realized gain (loss) on investments	90,954	108,007	(271,358)	(469,063)
Realized gain distribution received	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	(339,497)	185,542	(422,532)	1,253,734

Net increase (decrease) in net assets resulting from operations	(167,557)	385,254	(607,072)	935,148

Contributions and (withdrawals):
Payments received from policyowners	146,567	164,967	816,661	631,413
Cost of insurance	(31,211)	(22,921)	(126,737)	(114,932)
Policyowners’ surrenders	(118,854)	(49,841)	(317,373)	(348,080)
Net transfers from (to) Fixed Account	171,486	77,356	(17,770)	3,785
Transfers between Investment Divisions	(256,210)	677,756	(381,964)	1,545,317
Policyowners’ death benefits	—	—	(24,092)	—

Net contributions and (withdrawals)	(88,222)	847,317	(51,275)	1,717,503

Increase (decrease) attributable to New York Life Insurance and Annuity Corporation charges retained by the Separate Account	—	—	—	—

Increase (decrease) in net assets	(255,779)	1,232,571	(658,347)	2,652,651
NET ASSETS:
Beginning of year	2,358,031	1,125,460	8,318,476	5,665,825

End of year	$2,102,252	$2,358,031	$7,660,129	$8,318,476

	Janus Aspen Forty Portfolio— Institutional Shares		Janus Aspen Worldwide Portfolio— Institutional Shares
	2011	2010	2011	2010

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(10,011)	$(4,035)	$448	$1,494
Net realized gain (loss) on investments	858,068	(588,209)	1,587	111,705
Realized gain distribution received	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	(1,446,722)	1,045,173	(110,027)	18,653

Net increase (decrease) in net assets resulting from operations	(598,665)	452,929	(107,992)	131,852

Contributions and (withdrawals):
Payments received from policyowners	809,884	802,655	28,876	23,700
Cost of insurance	(98,577)	(96,673)	(31,898)	(40,875)
Policyowners’ surrenders	(169,197)	(423,692)	(233,144)	(600,674)
Net transfers from (to) Fixed Account	6,949	11,769	547,213	3,206
Transfers between Investment Divisions	(3,084,040)	2,686,061	(626,854)	(32,355)
Policyowners’ death benefits	(31,046)	(5,573)	—	—

Net contributions and (withdrawals)	(2,566,027)	2,974,547	(315,807)	(646,998)

Increase (decrease) attributable to New York Life Insurance and Annuity Corporation charges retained by the Separate Account	—	—	—	(2)

Increase (decrease) in net assets	(3,164,692)	3,427,476	(423,799)	(515,148)
NET ASSETS:
Beginning of year	10,122,837	6,695,361	751,498	1,266,646

End of year	$6,958,145	$10,122,837	$327,699	$751,498

Not all Investment Divisions are available under all policies.

(a)	For the period February 1, 2010 (Commencement of Investments) through December 31, 2010.
(b)	For the period March 2010 (Commencement of Investments) through December 2010.
(c)	For the period March 2, 2011 (Commencement of Investments) through December 31, 2011.
(d)	For the period December 21, 2011 (Commencement of Investments) through December 31, 2011.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Invesco V.I. Mid Cap Core Equity Fund— Series I Shares		Invesco Van Kampen V.I. Mid Cap Value Fund— Series I Shares		Janus Aspen Balanced Portfolio— Institutional Shares		Janus Aspen Enterprise Portfolio— Institutional Shares
2011	2010(b)	2011	2010	2011	2010	2011	2010

$(756)	$149	$3,603	$1,184	$193,332	$458,683	$(21,441)	$(23,529)
3,480	329	45,712	29,716	1,953,809	(48,865)	1,555,251	(669,188)
—	—	—	—	522,591	—	—	—
(84,678)	6,627	(46,622)	129,620	(2,140,170)	1,074,188	(1,579,971)	2,131,595

(81,954)	7,105	2,693	160,520	529,562	1,484,006	(46,161)	1,438,878

109,262	1,138	127,315	15,045	1,320,573	876,049	464,461	595,376
(9,351)	(535)	(17,784)	(8,227)	(327,870)	(548,735)	(96,511)	(104,324)
—	—	—	—	(10,490,148)	(707,736)	(117,213)	(1,306,664)
27,885	4,008	31,262	603,055	131,811	205,342	(2,456)	(27,020)
3,015,981	87,585	191,322	235,125	(750,322)	1,519,390	(2,708,499)	(977,060)
—	—	—	—	(233,949)	(1,090)	(2,384)	—

3,143,777	92,196	332,115	844,998	(10,349,905)	1,343,220	(2,462,602)	(1,819,692)

—	—	—	—	—	(67)	—	—

3,061,823	99,301	334,808	1,005,518	(9,820,343)	2,827,159	(2,508,763)	(380,814)

99,301	—	1,152,196	146,678	19,341,394	16,514,235	6,722,091	7,102,905

$3,161,124	$99,301	$1,487,004	$1,152,196	$9,521,051	$19,341,394	$4,213,328	$6,722,091

Lazard Retirement International Equity Portfolio— Service Shares		Lord Abbett Series Fund— Mid-Cap Value Portfolio		LVIP Baron Growth Opportunities Fund— Service Class		MFS® Global Tactical Allocation— Initial Class
2011	2010	2011	2010	2011	2010	2011(c)

$51,720	$31,530	$(16,219)	$615	$(19,018)	$(13,750)	$207
127,999	(375,401)	848,758	206,540	629,056	568,563	(900)
—	—	—	—	—	—	109
(495,293)	488,301	(1,043,785)	779,308	(483,314)	286,260	(139)

(315,574)	144,430	(211,246)	986,463	126,724	841,073	(723)

326,080	286,797	714,081	418,258	650,991	337,978	—
(90,174)	(78,443)	(173,397)	(132,591)	(69,560)	(62,271)	(201)
(1,173)	(110,127)	(179,979)	(966,196)	(137,301)	(749,793)	(21,800)
(4,690)	(15,630)	287,333	(16,778)	213,360	69,685	4,883
(629,768)	599,019	(1,307,742)	1,097,085	(98,499)	654,939	22,500
(13,988)	—	(17,316)	(855)	—	—	—

(413,713)	681,616	(677,020)	398,923	558,991	250,538	5,382

—	—	—	—	—	—	—

(729,287)	826,046	(888,266)	1,385,386	685,715	1,091,611	4,659

3,745,029	2,918,983	5,650,786	4,265,400	3,684,545	2,592,934	—

$3,015,742	$3,745,029	$4,762,520	$5,650,786	$4,370,260	$3,684,545	$4,659

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2011

and December 31, 2010

	MFS® Investors Trust Series— Initial Class		MFS® New Discovery Series— Initial Class
	2011	2010	2011	2010

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$434	$753	$(45)	$(37)
Net realized gain (loss) on investments	4,175	271	72	(17)
Realized gain distribution received	—	—	1,199	—
Change in unrealized appreciation (depreciation) on investments	(5,370)	7,542	(2,250)	2,733

Net increase (decrease) in net assets resulting from operations	(761)	8,566	(1,024)	2,679

Contributions and (withdrawals):
Payments received from policyowners	—	—	440	—
Cost of insurance	(1,058)	(1,401)	(547)	(437)
Policyowners’ surrenders	(22,761)	—	—	—
Net transfers from (to) Fixed Account	—	—	—	—
Transfers between Investment Divisions	—	—	—	—
Policyowners’ death benefits	—	—	—	—

Net contributions and (withdrawals)	(23,819)	(1,401)	(107)	(437)

Increase (decrease) attributable to New York Life Insurance and Annuity Corporation charges retained by the Separate Account	—	—	—	—

Increase (decrease) in net assets	(24,580)	7,165	(1,131)	2,242
NET ASSETS:
Beginning of year	87,670	80,505	10,048	7,806

End of year	$63,090	$87,670	$8,917	$10,048

	Oppenheimer Core Bond Fund/VA— Non-Service Shares		PIMCO Global Bond (Unhedged)— Administrative Class Shares
	2011	2010	2011	2010

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$64	$14	$37,890	$14,224
Net realized gain (loss) on investments	(1)	(132)	60,911	404
Realized gain distribution received	—	—	49,983	16,915
Change in unrealized appreciation (depreciation) on investments	27	237	(54,465)	34,485

Net increase (decrease) in net assets resulting from operations	90	119	94,319	66,028

Contributions and (withdrawals):
Payments received from policyowners	—	—	539,277	23,651
Cost of insurance	(55)	(37)	(13,043)	(5,377)
Policyowners’ surrenders	—	—	(24,461)	—
Net transfers from (to) Fixed Account	—	—	811,255	83,439
Transfers between Investment Divisions	—	—	152,622	467,926
Policyowners’ death benefits	—	—	—	—

Net contributions and (withdrawals)	(55)	(37)	1,465,650	569,639

Increase (decrease) attributable to New York Life Insurance and Annuity Corporation charges retained by the Separate Account	—	—	—	—

Increase (decrease) in net assets	35	82	1,559,969	635,667
NET ASSETS:
Beginning of year	1,191	1,109	720,567	84,900

End of year	$1,226	$1,191	$2,280,536	$720,567

Not all Investment Divisions are available under all policies.

(a)	For the period February 1, 2010 (Commencement of Investments) through December 31, 2010.
(b)	For the period March 2010 (Commencement of Investments) through December 2010.
(c)	For the period March 2, 2011 (Commencement of Investments) through December 31, 2011.
(d)	For the period December 21, 2011 (Commencement of Investments) through December 31, 2011.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

MFS® Utilities Series— Initial Class		MFS® Value Series— Initial Class		Neuberger Berman AMT Partners Portfolio—Class I Shares		Oppenheimer Capital Appreciation Fund/VA— Non-Service Shares
2011	2010	2011	2010	2011	2010	2011	2010

$60,858	$44,798	$66,990	$41,447	$(1,316)	$(281)	$(72)	$(197)
64,887	(211,088)	108,369	311,269	32,654	127,753	268	5,364
—	—	25,541	—	—	—	—	—
6,709	422,140	90,888	9,358	(54,304)	(87,696)	(2,024)	(2,484)

132,454	255,850	291,788	362,074	(22,966)	39,776	(1,828)	2,683

234,481	220,598	359,775	64,996	44,984	123,439	10,488	4,772
(64,848)	(59,274)	(83,744)	(51,524)	(3,029)	(8,886)	(4,101)	(1,802)
(41,096)	(473,865)	—	(731,394)	(148,423)	(329,859)	—	—
40,129	(17,046)	100,452	229,003	161	(15,235)	—	9,026
57,702	306,161	4,390,930	2,428,066	42,350	(67,573)	12,054	28,860
—	(2,599)	—	—	—	—	—	—

226,368	(26,025)	4,767,413	1,939,147	(63,957)	(298,114)	18,441	40,856

—	—	—	—	—	—	—	—

358,822	229,825	5,059,201	2,301,221	(86,923)	(258,338)	16,613	43,539

1,981,615	1,751,790	4,499,299	2,198,078	347,941	606,279	81,014	37,475

$2,340,437	$1,981,615	$9,558,500	$4,499,299	$261,018	$347,941	$97,627	$81,014

PIMCO High Yield— Administrative Class Shares		PIMCO Long-Term U.S. Government— Administrative Class Shares		PIMCO Low Duration— Administrative Class Shares		PIMCO Real Return— Administrative Class Shares
2011	2010(b)	2011	2010	2011	2010	2011	2010

$21,796	$114	$3,579	$4,091	$13,996	$26,067	$199,713	$98,053
(898)	(84)	(1,643)	(465)	56,622	24,614	714,232	201,606
—	—	3,901	2,894	—	6,569	352,858	88,634
(19,299)	—	33,468	6,244	(78,502)	48,238	7,429	304,688

1,599	30	39,305	12,764	(7,884)	105,488	1,274,232	692,981

194,365	12,526	35,718	36,659	982,019	415,439	1,177,989	651,261
(2,889)	(77)	(1,723)	(1,682)	(148,416)	(39,966)	(143,441)	(121,944)
(117)	—	(21,599)	—	(301,512)	(780,866)	(105,843)	(1,590,395)
323,884	—	7,334	—	96,573	144,355	483,193	203,849
(2,410)	(12,479)	—	(20,803)	162,086	288,665	(324,977)	(556,907)
—	—	—	—	—	—	(3,663)	—

512,833	(30)	19,730	14,174	790,750	27,627	1,083,258	(1,414,136)

—	—	—	—	—	—	—	—

514,432	—	59,035	26,938	782,866	133,115	2,357,490	(721,155)

—	—	135,128	108,190	2,025,519	1,892,404	10,339,919	11,061,074

$514,432	$—	$194,163	$135,128	$2,808,385	$2,025,519	$12,697,409	$10,339,919

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2011

and December 31, 2010

	PIMCO Total Return— Administrative Class Shares		Royce Micro-Cap Portfolio— Investment Class
	2011	2010	2011	2010

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$986,861	$879,508	$124,220	$105,683
Net realized gain (loss) on investments	1,016,783	1,693,632	1,080,108	85,723
Realized gain distribution received	653,219	1,307,594	—	—
Change in unrealized appreciation (depreciation) on investments	(1,276,936)	(595,184)	(1,962,447)	1,424,178

Net increase (decrease) in net assets resulting from operations	1,379,927	3,285,550	(758,119)	1,615,584

Contributions and (withdrawals):
Payments received from policyowners	3,832,346	3,028,514	700,950	336,878
Cost of insurance	(860,732)	(893,818)	(86,411)	(71,162)
Policyowners’ surrenders	(1,201,856)	(6,100,676)	(206,164)	(275,790)
Net transfers from (to) Fixed Account	759,814	252,057	(720,678)	1,677,523
Transfers between Investment Divisions	(1,603,645)	5,462,745	(872,110)	2,002,946
Policyowners’ death benefits	(38,573)	(37,976)	—	(695)

Net contributions and (withdrawals)	887,354	1,710,846	(1,184,413)	3,669,700

Increase (decrease) attributable to New York Life Insurance and Annuity Corporation charges retained by the Separate Account	—	—	—	—

Increase (decrease) in net assets	2,267,281	4,996,396	(1,942,532)	5,285,284
NET ASSETS:
Beginning of year	44,121,943	39,125,547	7,571,272	2,285,988

End of year	$46,389,224	$44,121,943	$5,628,740	$7,571,272

	T. Rowe Price International Stock Portfolio		T. Rowe Price Limited-Term Bond Portfolio
	2011	2010	2011	2010

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$74,047	$15,059	$79,710	$86,425
Net realized gain (loss) on investments	68,561	(268,244)	(20,025)	58,621
Realized gain distribution received	—	8,081	31,235	—
Change in unrealized appreciation (depreciation) on investments	(628,811)	582,201	(33,804)	(47,278)

Net increase (decrease) in net assets resulting from operations	(486,203)	337,097	57,116	97,768

Contributions and (withdrawals):
Payments received from policyowners	562,645	404,833	842,600	636,236
Cost of insurance	(82,505)	(74,251)	(75,355)	(78,154)
Policyowners’ surrenders	(131,085)	(115,349)	(146,493)	(289,148)
Net transfers from (to) Fixed Account	100,403	22,388	26,847	(3,722)
Transfers between Investment Divisions	2,032,818	238,113	(491,673)	782,735
Policyowners’ death benefits	—	—	(922)	—

Net contributions and (withdrawals)	2,482,276	475,734	155,004	1,047,947

Increase (decrease) attributable to New York Life Insurance and Annuity Corporation charges retained by the Separate Account	—	(2)	—	—

Increase (decrease) in net assets	1,996,073	812,829	212,120	1,145,715
NET ASSETS:
Beginning of year	2,912,532	2,099,703	3,589,529	2,443,814

End of year	$4,908,605	$2,912,532	$3,801,649	$3,589,529

Not all Investment Divisions are available under all policies.

(a)	For the period February 1, 2010 (Commencement of Investments) through December 31, 2010.
(b)	For the period March 2010 (Commencement of Investments) through December 2010.
(c)	For the period March 2, 2011 (Commencement of Investments) through December 31, 2011.
(d)	For the period December 21, 2011 (Commencement of Investments) through December 31, 2011.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Royce Small-Cap Portfolio— Investment Class		T. Rowe Price Blue Chip Growth Portfolio		T. Rowe Price Equity Income Portfolio		T. Rowe Price Index 500 Portfolio
2011	2010	2011	2010	2011	2010	2011	2010

$(4,931)	$(17,871)	$(64,041)	$(46,159)	$293,032	$317,482	$4,501	$4,367
2,267,055	(19,025)	261,642	(290,200)	2,239,609	(2,247,533)	86	(58,352)
—	—	—	—	—	—	—	—
(2,471,385)	1,403,319	(65,180)	2,008,952	(3,204,102)	4,988,680	9,564	92,232

(209,261)	1,366,423	132,421	1,672,593	(671,461)	3,058,629	14,151	38,247

1,007,433	609,391	1,611,760	1,139,280	2,310,558	1,804,480	72,018	37,279
(143,011)	(129,895)	(393,629)	(296,513)	(466,553)	(467,625)	(11,173)	(18,197)
(285,424)	(1,309,736)	(24,136)	(8,411)	(942,598)	(2,472,324)	(19,762)	(212,552)
(1,265,946)	278,747	1,020,007	(104,434)	432,042	(145,056)	20,012	(3,608)
(329,151)	660,651	583,569	1,255,396	(3,245,169)	2,765,549	213,178	(19,057)
(6,844)	(4,067)	(36,181)	—	(38,662)	—	—	(1,126)

(1,022,943)	105,091	2,761,390	1,985,318	(1,950,382)	1,485,024	274,273	(217,261)

—	—	—	—	—	(17)	—	—

(1,232,204)	1,471,514	2,893,811	3,657,911	(2,621,843)	4,543,636	288,424	(179,014)

8,633,892	7,162,378	12,317,328	8,659,417	22,797,676	18,254,040	214,305	393,319

$7,401,688	$8,633,892	$15,211,139	$12,317,328	$20,175,833	$22,797,676	$502,729	$214,305

T. Rowe Price New America Growth Portfolio		T. Rowe Price Personal Strategy Balanced Portfolio		TOPS™ Protected Growth ETF Portfolio— Class 2 Shares	UIF Emerging Markets Debt Portfolio— Class I
2011	2010	2011	2010	2011(d)	2011	2010

$(11,175)	$(7,481)	$252,458	$500,802	$—	$118,886	$99,157
277,778	(74,857)	3,782,710	(704,677)	—	99,048	168,677
454,195	95,742	—	—	—	40,103	—
(826,805)	747,397	(3,818,660)	3,600,754	5,385	(63,063)	(21,246)

(106,007)	760,801	216,508	3,396,879	5,385	194,974	246,588

692,273	437,179	1,276,081	1,297,264	2,673,532	904,318	469,767
(105,832)	(77,986)	(362,640)	(390,348)	—	(36,867)	(32,782)
(40,089)	(77,743)	(106,173)	(947,043)	—	(185,070)	(2,237)
202,501	289,214	(4,901,488)	(53,327)	—	849,993	(6,067)
477,068	1,082,131	(9,097,698)	841,159	2,394,100	(637,422)	(313,959)
—	(323)	(56,009)	(26,003)	—	(7,399)	—

1,225,921	1,652,472	(13,247,927)	721,702	5,067,632	887,553	114,722

—	—	—	—	—	—	(1)

1,119,914	2,413,273	(13,031,419)	4,118,581	5,073,017	1,082,527	361,309

4,768,230	2,354,957	29,286,972	25,168,391	—	2,073,225	1,711,916

$5,888,144	$4,768,230	$16,255,553	$29,286,972	$5,073,017	$3,155,752	$2,073,225

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2011

and December 31, 2010

	UIF Emerging Markets Equity Portfolio—Class I		UIF U.S. Real Estate Portfolio— Class I
	2011	2010	2011	2010

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$732	$24,744	$45,866	$144,311
Net realized gain (loss) on investments	402,494	(1,025,973)	1,831,820	(342,943)
Realized gain distribution received	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	(2,692,476)	2,884,758	(1,412,886)	2,586,900

Net increase (decrease) in net assets resulting from operations	(2,289,250)	1,883,529	464,800	2,388,268

Contributions and (withdrawals):
Payments received from policyowners	1,275,823	754,783	596,641	378,891
Cost of insurance	(152,439)	(143,211)	(75,858)	(84,837)
Policyowners’ surrenders	(271,631)	(196,039)	(149,563)	(561,069)
Net transfers from (to) Fixed Account	62,312	315,555	(1,397,041)	(963)
Transfers between Investment Divisions	(1,425,651)	1,564,184	(1,222,743)	(1,510,539)
Policyowners’ death benefits	(40,939)	—	(1,450)	—

Net contributions and (withdrawals)	(552,525)	2,295,272	(2,250,014)	(1,778,517)

Increase (decrease) attributable to New York Life Insurance and Annuity Corporation charges retained by the Separate Account	—	(1)	—	(1)

Increase (decrease) in net assets	(2,841,775)	4,178,800	(1,785,214)	609,750
NET ASSETS:
Beginning of year	12,978,720	8,799,920	9,167,517	8,557,767

End of year	$10,136,945	$12,978,720	$7,382,303	$9,167,517

Not	all Investment Divisions are available under all policies.

(a)	For the period February 1, 2010 (Commencement of Investments) through December 31, 2010.
(b)	For the period March 2010 (Commencement of Investments) through December 2010.
(c)	For the period March 2, 2011 (Commencement of Investments) through December 31, 2011.
(d)	For the period December 21, 2011 (Commencement of Investments) through December 31, 2011.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Van Eck VIP Global Bond Fund— Initial Class		Van Eck VIP Global Hard Assets— Initial Class		Van Eck VIP Multi-Manager Alternatives— Initial Class
2011	2010	2011	2010	2011	2010

$87,051	$(2,051)	$16,398	$(1,250)	$782	$(880)
392	5,513	156,350	19,494	(3,461)	(1,950)
23,667	—	28,300	—	1,222	—
(24,104)	29,114	(691,566)	406,103	(8,338)	11,595

87,006	32,576	(490,518)	424,347	(9,795)	8,765

84,370	11,647	223,487	67,991	36,910	32,793
(34,572)	(21,682)	(38,716)	(21,671)	(1,802)	(1,431)
(57,045)	(44,919)	(117,002)	—	—	—
1,541	61,686	218,986	80,816	(434,613)	—
149,219	946,266	333,713	1,353,206	229,622	(2,414)
—	—	—	—	—	—

143,513	952,998	620,468	1,480,342	(169,883)	28,948

—	—	—	—	—	—

230,519	985,574	129,950	1,904,689	(179,678)	37,713

1,025,448	39,874	2,056,696	152,007	225,312	187,599

$1,255,967	$1,025,448	$2,186,646	$2,056,696	$45,634	$225,312

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

NOTE 1—Organization and Accounting Policies:

N

YLIAC Corporate Sponsored Variable Universal Life Separate Account-I (“CSVUL Separate Account-I”) was established on May 24, 1996, under Delaware law by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company. Investments into CSVUL Separate Account-I commenced on March 27, 1998. CSVUL Separate Account-I funds NYLIAC Corporate Sponsored Variable Universal Life Insurance policies (“CSVUL”)(“Series 1 policies”), NYLIAC CorpExec Variable Universal Life Insurance II policies (“CEVUL2”)(“Series 2 policies”), NYLIAC CorpExec Variable Universal Life Insurance III policies (“CEVUL3”)(“Series 3 policies”), NYLIAC CorpExec Variable Universal Life Insurance IV policies (“CEVUL4”)(“Series 3 policies”), NYLIAC CorpExec Variable Universal Life Insurance V policies (“CEVUL5”)(“Series 3 policies”), NYLIAC CorpExec Variable Universal Life Insurance VI policies (“CEVUL6”)(“Series 3 policies”), and NYLIAC CorpExec Accumulator Variable Universal Life Insurance policies (“CEAVUL”)(“Series 3 policies”). The policies are designed for Group or Sponsored arrangements who seek lifetime insurance protection and flexibility with respect to premium payments and death benefits. The policies are distributed by NYLIFE Distributors LLC and sold by registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors LLC. NYLIFE Distributors LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC (“NYLIM Holdings”), which is a wholly-owned subsidiary of New York Life Insurance Company. CSVUL Separate Account-I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

The assets of CSVUL Separate Account-I, which are in the accumulation phase, are invested in the shares of the MainStay VP Funds Trust, The Alger Portfolios, AllianceBernstein Variable Products Series Fund, Inc., American Century Variable Portfolios, Inc., American Funds Insurance Series®, Calvert Variable Series, Inc., Davis Variable Account Fund, Inc., Delaware VIP® Trust, Dreyfus Investment Portfolios, Dreyfus Variable Investment Fund, DWS Investments VIT Funds, DWS Variable Series I, DWS Variable Series II, Fidelity® Variable Insurance Products Funds, Fidelity® Variable Insurance Products Freedom Funds, Invesco Variable Insurance Funds, Janus Aspen Series, Lazard Retirement Series, Inc., Lincoln Variable Insurance Products Trust, Lord Abbett Series Fund, Inc., MFS® Variable Insurance Trust, MFS® Variable Insurance Trust II, Neuberger Berman Advisers Management Trust, Northern Lights Variable Trust, Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust, Royce Capital Fund, T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., T. Rowe Price International Series, Inc., The Universal Institutional Funds, Inc., and Van Eck VIP Trust (collectively “Funds”). These assets are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account represents the general account assets of NYLIAC and is not included in this report. NYLIAC’s Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

New York Life Investment Management LLC (“New York Life Investments”), provides investment advisory services to the MainStay VP Funds Trust for a fee. New York Life Investments retains several sub-advisors, including MacKay Shields LLC (“MacKay Shields”), Madison Square Investors LLC (“Madison Square Investors”), Epoch Investment Partners, Inc. (“Epoch”), Institutional Capital LLC (“ICAP”) and Winslow Capital Management Inc. (“Winslow Capital”), to provide investment advisory services to certain portfolios of the MainStay VP Funds Trust.

New York Life Investments, MacKay Shields, Madison Square Investors and ICAP are all indirect, wholly-owned subsidiaries of New York Life Insurance Company. Epoch is an independent investment advisory firm. Winslow Capital is a wholly-owned subsidiary of Nuveen Investments, Inc.

The following Investment Divisions, with their respective fund portfolios, are available in this Separate Account:

MainStay VP Bond—Initial Class

MainStay VP Cash Management

MainStay VP Common Stock—Initial Class

MainStay VP Convertible—Initial Class

MainStay VP Floating Rate—Initial Class

MainStay VP Government—Initial Class

MainStay VP Growth Equity—Initial Class

MainStay VP High Yield Corporate Bond—Initial Class

MainStay VP ICAP Select Equity—Initial Class

MainStay VP Income Builder—Initial Class

MainStay VP International Equity—Initial Class

MainStay VP Large Cap Growth—Initial Class

MainStay VP Mid Cap Core—Initial Class

MainStay VP S&P 500 Index—Initial Class

MainStay VP U.S. Small Cap—Initial Class

Alger Small Cap Growth Portfolio—Class I-2 Shares

Alger SMid Cap Growth Portfolio—Class I-2 Shares

AllianceBernstein VPS International Value Portfolio—Class A Shares

AllianceBernstein VPS Small/Mid Cap Value Portfolio—Class A Shares

American Century® VP Value—Class II

American Funds Asset Allocation Fund—Class 2 Shares

American Funds Global Growth Fund—Class 1 Shares

American Funds Global Small Capitalization Fund—Class 2 Shares

American Funds Growth Fund—Class 2 Shares

American Funds Growth-Income Fund—Class 2 Shares

NYLIAC CSVUL Separate Account-I

American Funds International Fund—Class 2 Shares

Calvert VP SRI Balanced Portfolio

Davis Value Portfolio

Delaware VIP International Value Equity Series—Standard Class

Dreyfus IP Technology Growth—Initial Shares

Dreyfus VIF Opportunistic Small Cap—Initial Shares

DWS Dreman Small Mid Cap Value VIP—Class A Shares

DWS Global Small Cap Growth VIP—Class A Shares1

DWS Small Cap Index VIP—Class A Shares

Fidelity® VIP Contrafund®—Initial Class

Fidelity® VIP Equity-Income—Initial Class

Fidelity® VIP Freedom 2010 Portfolio—Initial Class

Fidelity® VIP Freedom 2020 Portfolio—Initial Class

Fidelity® VIP Freedom 2030 Portfolio—Initial Class

Fidelity® VIP Freedom 2040 Portfolio—Initial Class

Fidelity® VIP Growth—Initial Class

Fidelity® VIP Index 500—Initial Class

Fidelity® VIP Investment Grade Bond—Initial Class

Fidelity® VIP Mid Cap—Initial Class

Fidelity® VIP Money Market—Initial Class

Fidelity® VIP Overseas—Initial Class

Fidelity® VIP Value Leaders—Initial Class

Fidelity® VIP Value Strategies—Service Class 2

Invesco V.I. Global Real Estate Fund—Series I Shares

Invesco V.I. International Growth Fund—Series I Shares

Invesco V.I. Mid Cap Core Equity Fund—Series I Shares

Invesco Van Kampen V.I. Mid Cap Value Fund—Series I Shares

Janus Aspen Balanced Portfolio—Institutional Shares

Janus Aspen Enterprise Portfolio—Institutional Shares

Janus Aspen Forty Portfolio—Institutional Shares

Janus Aspen Worldwide Portfolio—Institutional Shares

Lazard Retirement International Equity Portfolio—Service Shares

Lord Abbett Series Fund—Mid-Cap Value Portfolio

LVIP Baron Growth Opportunities Fund—Service Class

MFS® Global Tactical Allocation—Initial Class

MFS® International Value Portfolio—Initial Class

MFS® Investors Trust Series—Initial Class

MFS® New Discovery Series—Initial Class

MFS® Utilities Series—Initial Class

MFS® Value Series—Initial Class

Neuberger Berman AMT Partners Portfolio—Class I Shares

Oppenheimer Capital Appreciation Fund/VA—Non-Service Shares

Oppenheimer Core Bond Fund/VA—Non-Service Shares

PIMCO Global Bond (Unhedged)—Administrative Class Shares

PIMCO High Yield—Administrative Class Shares

PIMCO Long-Term U.S. Government—Administrative Class Shares

PIMCO Low Duration—Administrative Class Shares

PIMCO Real Return—Administrative Class Shares

PIMCO Total Return—Administrative Class Shares

Royce Micro-Cap Portfolio—Investment Class

Royce Small-Cap Portfolio—Investment Class

T. Rowe Price Blue Chip Growth Portfolio

T. Rowe Price Equity Income Portfolio

T. Rowe Price Index 500 Portfolio

T. Rowe Price International Stock Portfolio

T. Rowe Price Limited-Term Bond Portfolio

T. Rowe Price New America Growth Portfolio

T. Rowe Price Personal Strategy Balanced Portfolio

TOPS™ Aggressive Growth ETF Portfolio—Class 2 Shares

TOPS™ Balanced ETF Portfolio—Class 2 Shares

TOPS™ Capital Preservation ETF Portfolio—Class 2 Shares

TOPS™ Growth ETF Portfolio—Class 2 Shares

TOPS™ Moderate Growth ETF Portfolio—Class 2 Shares

TOPS™ Protected Balanced ETF Portfolio—Class 2 Shares

TOPS™ Protected Growth ETF Portfolio—Class 2 Shares

TOPS™ Protected Moderate Growth ETF Portfolio—Class 2 Shares

UIF Emerging Markets Debt Portfolio—Class I

UIF Emerging Markets Equity Portfolio—Class I

UIF U.S. Real Estate Portfolio—Class I

Van Eck VIP Global Bond Fund—Initial Class

Van Eck VIP Global Hard Assets—Initial Class

Van Eck VIP Multi-Manager Alternatives—Initial Class

[1]	Formerly DWS Global Opportunities VIP—Class A Shares

Not all Investment Divisions are available under all policies.

No new investments may be added to the MainStay VP Large Cap Growth, Alger Small Cap Growth Portfolio—Class I-2 Shares, Calvert VP SRI Balanced Portfolio, Dreyfus VIF Opportunistic Small Cap Portfolio—Initial Shares, MFS® Investors Trust Series—Initial Class, MFS® New Discovery Series—Initial Class, and Oppenheimer Core Bond Fund/VA—Non-Service Shares.

All investments into the MainStay VP Series funds by CSVUL Separate Account-I will be made into the Initial Class of shares unless otherwise indicated. Each Investment Division of CSVUL Separate Account-I will invest exclusively in the corresponding eligible portfolio.

At the close of the financial reporting period, there have been no investments in the following investment divisions: MFS® International Value Portfolio—Initial Class, TOPSTM Aggressive Growth ETF Portfolio—Class 2 Shares, TOPSTM Balanced ETF Portfolio—Class 2 Shares, TOPSTM Capital Preservation ETF Portfolio—Class 2 Shares, TOPSTM Growth ETF Portfolio—Class 2 Shares, TOPSTM Moderate Growth ETF Portfolio—Class 2 Shares, TOPSTM Protected Balanced ETF Portfolio—Class 2 Shares and TOPSTM Protected Moderate Growth ETF Portfolio—Class 2 Shares.

Initial premium payments received for CEVUL6 and CEAVUL policies that were issued as non-replacement policies are allocated to NYLIAC’s General Account until 10 days (30 days in California for policyowners age 60 and greater) after the policy issue date. Initial premium payments received for CEVUL6 and CEAVUL policies that were issued as a replacement

Notes to Financial Statements (Continued)

NOTE 1—Organization and Accounting Policies (Continued):

to an existing policy are allocated to NYLIAC’s General Account until 20 to 60 days after the policy delivery date based on the state that the policy was issued in.

No Federal income tax is payable on investment income or capital gains of CSVUL Separate Account-I under current Federal income tax law.

Security Valuation—The investments are valued at the net asset value of shares of the respective Fund portfolios.

Security Transactions—Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

Distributions Received—Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

The authoritative guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance also establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

The levels of the fair value hierarchy are based on the inputs to the valuation as follows:

Level 1—Fair Value is based on unadjusted quoted prices for identical assets or liabilities in an active market. Active markets are defined as a market in which many transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2—Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data for substantially the full term of the asset.

Level 3—Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity’s own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

The investment in the Fund Portfolios listed above are at net asset values (“NAV’s”), which is considered fair value per authoritative GAAP guidance on fair value measurements. The NAV’s are calculated daily without restrictions using quoted market prices of the underlying investments and are considered actively traded within Level 1.

The amounts shown as net receivable from (payable to) NYLIAC on the Statement of Assets and Liabilities reflect transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the policyowners’ instructions on the first business day subsequent to the close of the period presented.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NYLIAC CSVUL Separate Account-I

On May 1, 2012, as a result of a restructuring of our investment divisions, some funds that were previously offered will no longer be available as investment options to our policyholders and those funds will be closed to our policyholders (“Closed Funds”). The assets in those funds will be transferred into new MainStay VP Portfolios (“Replacement Funds”). New York Life Investment Management LLC is the Manager of the Replacement Funds. For most of the portfolios, the advisor of the Closed Fund is the sub-advisor for the corresponding Replacement Fund and will continue to provide day-to-day portfolio management services for our policyholders. The following is a listing of the Closed Funds (Column A) and the Replacement Funds (Column B).

Column A—Closed Funds	Column B—Replacement Funds
Van Eck VIP Global Hard Assets Fund—Initial Class	MainStay VP Van Eck Global Hard Assets Portfolio—Initial Class
Janus Aspen Balanced Portfolio—Institutional Shares	MainStay VP Janus Balanced Portfolio—Initial Class
MFS® Utilities Series—Initial Class	MainStay VP MFS Utilities Portfolio—Initial Class
T. Rowe Price Equity Income Portfolio—I	MainStay VP T. Rowe Price Equity Income Portfolio—Initial Class
Universal Institution Funds, Inc. (“UIF”) Emerging Markets Equity Portfolio—Class I	MainStay VP DFA /DuPont Capital Emerging Markets Equity Portfolio—Initial Class
Alger Small Cap Growth Portfolio—Class I-2 Shares	MainStay VP Eagle Small Cap Growth Portfolio—Initial Class
Royce Small-Cap Portfolio—Investment Class	MainStay VP Eagle Small Cap Growth Portfolio—Initial Class
Calvert VP SRI Balanced Portfolio	MainStay VP Janus Balanced Portfolio—Initial Class

Not all of the Closed Funds were offered in each policy impacted by the restructure. If the Closed Fund was not previously offered, then the corresponding Replacement Fund will not be offered. In January, policyholders were sent letters along with supplements to their product prospectuses and fund prospectuses which describe the restructuring options available under their specific policies and detailed information regarding the Replacement Funds.

On May 1, 2012, any policyholder allocations that remain in the Closed Funds will be redeemed. Those redemptions will be used to purchase Accumulation Units in the corresponding Replacement Funds. After May 1, 2012, the Closed Funds will no longer be available as investment options under the policies. For the 30 days following May 1st, policyholders may transfer all or a portion of their account value out of the Replacement Fund to another fund available through their policy without any charge or limitation.

Notes to Financial Statements (Continued)

NOTE 2—Investments (in 000’s):

At December 31, 2011, the investments of CSVUL Separate Account-I are as follows:

	MainStay VP Bond— Initial Class	MainStay VP Cash Management	MainStay VP Common Stock— Initial Class	MainStay VP Convertible— Initial Class

Number of shares	3,230	123,580	6,330	67
Identified cost	$47,801	$123,580	$109,941	$732

	MainStay VP Large Cap Growth— Initial Class	MainStay VP Mid Cap Core— Initial Class	MainStay VP S&P 500 Index— Initial Class	MainStay VP U.S. Small Cap— Initial Class

Number of shares	5	4,275	5,339	768
Identified cost	$53	$47,718	$136,624	$6,208

Investment activity for the year ended December 31, 2011, was as follows:

	MainStay VP Bond— Initial Class	MainStay VP Cash Management	MainStay VP Common Stock— Initial Class	MainStay VP Convertible— Initial Class

Purchases	$45,333	$43,372	$1,811	$522
Proceeds from sales	1,631	56,471	10,188	482

	MainStay VP Large Cap Growth— Initial Class	MainStay VP Mid Cap Core— Initial Class	MainStay VP S&P 500 Index— Initial Class	MainStay VP U.S. Small Cap— Initial Class

Purchases	$—	$4,265	$5,736	$701
Proceeds from sales	16	1,874	19,140	2,936

Not all Investment Divisions are available under all policies.

NYLIAC CSVUL Separate Account-I

MainStay VP Floating Rate— Initial Class	MainStay VP Government— Initial Class	MainStay VP Growth Equity— Initial Class	MainStay VP High Yield Corporate Bond— Initial Class	MainStay VP ICAP Select Equity— Initial Class	MainStay VP Income Builder— Initial Class	MainStay VP International Equity— Initial Class

95	208	281	2,199	17,841	469	3,908
$869	$2,441	$6,008	$21,166	$224,378	$6,814	$50,179

Alger Small Cap Growth Portfolio— Class I-2 Shares	Alger SMid Cap Growth Portfolio— Class I-2 Shares	AllianceBernstein VPS International Value Portfolio— Class A Shares	AllianceBernstein VPS Small/Mid Cap Value Portfolio— Class A Shares	American Century® VP Value— Class II	American Funds Asset Allocation Fund— Class 2 Shares	American Funds Global Growth Fund— Class 1 Shares

—	14	52	129	501	26	37
$12	$134	$716	$1,941	$2,966	$401	$756

MainStay VP Floating Rate— Initial Class	MainStay VP Government— Initial Class	MainStay VP Growth Equity— Initial Class	MainStay VP High Yield Corporate Bond— Initial Class	MainStay VP ICAP Select Equity— Initial Class	MainStay VP Income Builder— Initial Class	MainStay VP International Equity— Initial Class

$481	$654	$195	$12,831	$4,431	$7,475	$5,080
345	451	4,682	16,729	10,482	645	11,554

Alger Small Cap Growth Portfolio— Class I-2 Shares	Alger SMid Cap Growth Portfolio— Class I-2 Shares	AllianceBernstein VPS International Value Portfolio— Class A Shares	AllianceBernstein VPS Small/Mid Cap Value Portfolio— Class A Shares	American Century® VP Value— Class II	American Funds Asset Allocation Fund— Class 2 Shares	American Funds Global Growth Fund— Class 1 Shares

$—	$352	$511	$822	$1,732	$244	$518
631	271	861	875	263	260	9

Notes to Financial Statements (Continued)

NOTE 2—Investments (in 000’s) (Continued):

	American Funds Global Small Capitalization Fund— Class 2 Shares	American Funds Growth Fund— Class 2 Shares	American Funds Growth-Income Fund— Class 2 Shares	American Funds International Fund— Class 2 Shares

Number of shares	49	137	17	579
Identified cost	$975	$6,957	$528	$9,713

	DWS Small Cap Index VIP— Class A Shares	Fidelity® VIP Contrafund®— Initial Class	Fidelity® VIP Equity-Income— Initial Class	Fidelity® VIP Freedom 2010 Portfolio— Initial Class

Number of shares	950	1,082	223	252
Identified cost	$10,033	$22,070	$3,342	$2,587

	American Funds Global Small Capitalization Fund— Class 2 Shares	American Funds Growth Fund— Class 2 Shares	American Funds Growth-Income Fund— Class 2 Shares	American Funds International Fund— Class 2 Shares

Purchases	$742	$3,151	$175	$3,158
Proceeds from sales	398	3,974	35	2,506

	DWS Small Cap Index VIP— Class A Shares	Fidelity® VIP Contrafund®— Initial Class	Fidelity® VIP Equity-Income— Initial Class	Fidelity® VIP Freedom 2010 Portfolio— Initial Class

Purchases	$4,708	$8,553	$833	$1,167
Proceeds from sales	2,133	9,353	835	320

Not all Investment Divisions are available under all policies.

NYLIAC CSVUL Separate Account-I

Calvert VP SRI Balanced Portfolio	Davis Value Portfolio	Delaware VIP International Value Equity Series— Standard Class	Dreyfus IP Technology Growth— Initial Shares	Dreyfus VIF Opportunistic Small Cap— Initial Shares	DWS Dreman Small Mid Cap Value VIP— Class A Shares	DWS Global Small Cap Growth VIP— Class A Shares

8	57	162	156	1	247	9
$16	$652	$1,736	$1,636	$20	$2,714	$125

Fidelity® VIP Freedom 2020 Portfolio— Initial Class	Fidelity® VIP Freedom 2030 Portfolio— Initial Class	Fidelity® VIP Freedom 2040 Portfolio— Initial Class	Fidelity® VIP Growth— Initial Class	Fidelity® VIP Index 500— Initial Class	Fidelity® VIP Investment Grade Bond— Initial Class	Fidelity® VIP Mid Cap— Initial Class

793	476	67	33	426	1,077	1,021
$7,937	$3,932	$960	$1,135	$53,350	$13,759	$30,377

Calvert VP SRI Balanced Portfolio	Davis Value Portfolio	Delaware VIP International Value Equity Series— Standard Class	Dreyfus IP Technology Growth— Initial Shares	Dreyfus VIF Opportunistic Small Cap— Initial Shares	DWS Dreman Small Mid Cap Value VIP— Class A Shares	DWS Global Small Cap Growth VIP— Class A Shares

$—	$399	$887	$587	$1	$1,401	$131
—	898	74	111	1	366	9

Fidelity® VIP Freedom 2020 Portfolio— Initial Class	Fidelity® VIP Freedom 2030 Portfolio— Initial Class	Fidelity® VIP Freedom 2040 Portfolio— Initial Class	Fidelity® VIP Growth— Initial Class	Fidelity® VIP Index 500— Initial Class	Fidelity® VIP Investment Grade Bond— Initial Class	Fidelity® VIP Mid Cap— Initial Class

$4,050	$853	$997	$692	$18,070	$5,542	$15,904
2,769	412	42	452	5,278	2,497	16,973

Notes to Financial Statements (Continued)

NOTE 2—Investments (in 000’s) (Continued):

	Fidelity® VIP Money Market— Initial Class	Fidelity® VIP Overseas— Initial Class	Fidelity® VIP Value Leaders— Initial Class	Fidelity® VIP Value Strategies— Service Class 2

Number of shares	23,454	720	—	31
Identified cost	$23,454	$10,661	$5	$263

	Janus Aspen Worldwide Portfolio— Institutional Shares	Lazard Retirement International Equity Portfolio— Service Shares	Lord Abbett Series Fund— Mid-Cap Value Portfolio	LVIP Baron Growth Opportunities Fund—Service Class

Number of shares	13	323	300	139
Identified cost	$371	$3,210	$4,490	$4,032

	Fidelity® VIP Money Market— Initial Class	Fidelity® VIP Overseas— Initial Class	Fidelity® VIP Value Leaders— Initial Class	Fidelity® VIP Value Strategies— Service Class 2

Purchases	$10,745	$5,157	$1	$73
Proceeds from sales	4,338	3,066	1	99

	Janus Aspen Worldwide Portfolio— Institutional Shares	Lazard Retirement International Equity Portfolio— Service Shares	Lord Abbett Series Fund— Mid-Cap Value Portfolio	LVIP Baron Growth Opportunities Fund—Service Class

Purchases	$657	$767	$1,603	$2,679
Proceeds from sales	972	1,129	2,296	2,138

Not all Investment Divisions are available under all policies.

NYLIAC CSVUL Separate Account-I

Invesco V.I. Global Real Estate Fund— Series I Shares	Invesco V.I. International Growth Fund— Series I Shares	Invesco V.I. Mid Cap Core Equity Fund— Series I Shares	Invesco Van Kampen V.I. Mid Cap Value Fund— Series I Shares	Janus Aspen Balanced Portfolio— Institutional Shares	Janus Aspen Enterprise Portfolio— Institutional Shares	Janus Aspen Forty Portfolio— Institutional Shares

173	290	273	116	357	110	209
$2,129	$7,215	$3,239	$1,356	$9,519	$3,911	$7,304

MFS® Global Tactical Allocation— Initial Class	MFS® Investors Trust Series— Initial Class	MFS® New Discovery Series— Initial Class	MFS® Utilities Series— Initial Class	MFS® Value Series— Initial Class	Neuberger Berman AMT Partners Portfolio— Class I Shares	Oppenheimer Capital Appreciation Fund/VA— Non-Service Shares

—	3	1	90	754	26	2
$5	$60	$9	$2,059	$9,113	$278	$95

Invesco V.I. Global Real Estate Fund— Series I Shares	Invesco V.I. International Growth Fund— Series I Shares	Invesco V.I. Mid Cap Core Equity Fund— Series I Shares	Invesco Van Kampen V.I. Mid Cap Value Fund— Series I Shares	Janus Aspen Balanced Portfolio— Institutional Shares	Janus Aspen Enterprise Portfolio— Institutional Shares	Janus Aspen Forty Portfolio— Institutional Shares

$539	$2,006	$3,203	$447	$2,664	$2,151	$3,779
547	1,971	60	111	12,298	4,635	6,351

MFS® Global Tactical Allocation— Initial Class	MFS® Investors Trust Series— Initial Class	MFS® New Discovery Series— Initial Class	MFS® Utilities Series— Initial Class	MFS® Value Series— Initial Class	Neuberger Berman AMT Partners Portfolio— Class I Shares	Oppenheimer Capital Appreciation Fund/VA— Non-Service Shares

$28	$1	$2	$897	$5,970	$160	$23
22	24	1	611	1,111	227	5

Notes to Financial Statements (Continued)

NOTE 2—Investments (in 000’s) (Continued):

	Oppenheimer Core Bond Fund/VA— Non-Service Shares	PIMCO Global Bond (Unhedged)— Administrative Class Shares	PIMCO High Yield— Administrative Class Shares	PIMCO Long-Term U.S. Government— Administrative Class Shares

Number of shares	—	165	68	14
Identified cost	$1	$2,297	$531	$163

	T. Rowe Price Index 500 Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Limited-Term Bond Portfolio	T. Rowe Price New America Growth Portfolio

Number of shares	53	413	762	291
Identified cost	$456	$5,159	$3,838	$5,790

	Oppenheimer Core Bond Fund/VA— Non-Service Shares	PIMCO Global Bond (Unhedged)— Administrative Class Shares	PIMCO High Yield— Administrative Class Shares	PIMCO Long-Term U.S. Government— Administrative Class Shares

Purchases	$—	$2,157	$745	$51
Proceeds from sales	—	607	214	24

	T. Rowe Price Index 500 Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Limited-Term Bond Portfolio	T. Rowe Price New America Growth Portfolio

Purchases	$307	$3,050	$3,129	$2,392
Proceeds from sales	29	490	2,868	722

Not all Investment Divisions are available under all policies.

NYLIAC CSVUL Separate Account-I

PIMCO Low Duration— Administrative Class Shares	PIMCO Real Return— Administrative Class Shares	PIMCO Total Return— Administrative Class Shares	Royce Micro-Cap Portfolio— Investment Class	Royce Small-Cap Portfolio— Investment Class	T. Rowe Price Blue Chip Growth Portfolio	T. Rowe Price Equity Income Portfolio

270	910	4,199	541	735	1,335	1,039
$2,818	$12,167	$46,908	$5,642	$7,325	$13,122	$19,593

T. Rowe Price Personal Strategy Balanced Portfolio	TOPS™ Protected Growth ETF Portfolio— Class 2 Shares	UIF Emerging Markets Debt Portfolio— Class I	UIF Emerging Markets Equity Portfolio— Class I	UIF U.S. Real Estate Portfolio— Class I	Van Eck VIP Global Bond Fund— Initial Class	Van Eck VIP Global Hard Assets— Initial Class

913	539	380	809	544	107	71
$15,019	$5,068	$3,148	$10,271	$5,953	$1,247	$2,459

PIMCO Low Duration— Administrative Class Shares	PIMCO Real Return— Administrative Class Shares	PIMCO Total Return— Administrative Class Shares	Royce Micro-Cap Portfolio— Investment Class	Royce Small-Cap Portfolio— Investment Class	T. Rowe Price Blue Chip Growth Portfolio	T. Rowe Price Equity Income Portfolio

$2,695	$7,836	$17,953	$1,605	$5,124	$6,359	$8,463
1,892	6,192	15,427	2,665	6,153	3,662	10,123

T. Rowe Price Personal Strategy Balanced Portfolio	TOPS™ Protected Growth ETF Portfolio— Class 2 Shares	UIF Emerging Markets Debt Portfolio— Class I	UIF Emerging Markets Equity Portfolio— Class I	UIF U.S. Real Estate Portfolio— Class I	Van Eck VIP Global Bond Fund— Initial Class	Van Eck VIP Global Hard Assets— Initial Class

$3,246	$5,068	$3,647	$4,102	$1,835	$346	$1,567
16,246	—	2,601	4,655	4,041	92	902

Notes to Financial Statements (Continued)

NOTE 2—Investments (in 000’s) (Continued):

Van Eck VIP Multi-Manager Alternatives— Initial Class

Number of shares	5
Identified cost	$45

Van Eck VIP Multi-Manager Alternatives— Initial Class

Purchases	$263
Proceeds from sales	431

Not all Investment Divisions are available under all policies.

NYLIAC CSVUL Separate Account-I

(This page intentionally left blank)

Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions:

N

YLIAC deducts certain charges from all premiums received for CSVUL, CEVUL2, CEVUL3, CEVUL4, CEVUL5, CEVUL6 and CEAVUL policies. On CSVUL policies, a sales expense charge of 2.25% is deducted to compensate NYLIAC for expenses associated with selling the policies. This charge may increase in the future, but will never exceed 4.5%. A state premium tax charge of 2% is deducted. This charge may increase consistent with changes in the applicable tax law. A federal tax charge of 1.25% is also deducted, this charge may also increase consistent with changes in the applicable tax law.

On CEVUL2 policies, we deduct 2% from each premium paid for state tax charges, 1.25% from any premium paid for federal tax charges and a sales expense charge to partially cover sales expenses as follows: (1) During the first Policy Year, we currently deduct a sales expense charge of 13.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we currently deduct a sales expense charge of 1.25% from any additional premiums paid in that Policy Year. (2) During Policy Years two through seven, we currently expect to deduct a sales expense charge of 9.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we currently expect to deduct a sales expense charge of 0.75% from any additional premiums paid in that Policy Year. (3) During Policy Years eight through ten, we currently expect to deduct a sales expense charge of 2.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we currently expect to deduct a sales expense charge of 0.25% from any additional premiums paid in that Policy Year. (4) Beginning in the eleventh Policy Year, we currently expect to deduct a sales expense charge of 1.75% from any premiums paid up to the Target Premium for a given Policy Year. Once the Target Premium for that Policy Year has been reached, we currently expect to deduct a sales expense charge of 0.25% from any additional premiums paid in that Policy Year. The Target Premium, as shown in the policy, is determined from the Face Amount of the policy. Any change to the policy which results in a change to the Face Amount, will change the Target Premium.

On CEVUL3 and CEVUL4 policies, we deduct 2.00% from each premium paid for state tax charges, 1.25% from any premium paid for federal tax charges up to the Target Premium and 1.75% and 1.25%, respectively, for premiums in excess of the Target Premium and a sales expense charge to partially cover sales expenses as follows: (1) During the first Policy Year, we currently deduct a sales expense charge of 10.75% from any premium paid up to the Target Premium. (2) During Policy Years two through five, we currently expect to deduct a sales expense of 5.75% from any premiums paid up to the Target Premium. During Policy Years six and seven, we currently expect to deduct a sales expense charge of 4.75% from any premiums paid up to the Target Premium. During Policy Years after year seven, we currently expect to deduct a sales expense charge of 1.75% from any premiums paid up to the Target Premium. We currently do not charge a sales expense charge on premiums in excess of the Target Premium in any year. The Target Premium, as shown in the policy, is determined from the Face Amount of the policy. Any change to the policy which results in a change to the Face Amount, will change the Target Premium.

On CEVUL5 policies, we deduct 2.00% and 1.25% from each premium paid up to the Target Premium in years one through seven and 1.50% and 1.00% in years eight and beyond for state tax charges and federal tax charges, respectively. We deduct 1.75% and 1.25% from each premium paid in excess of the Target Premium in years one through seven and 1.50% and 1.00% in years eight and beyond for state tax charges and federal tax charges, respectively. Also deducted is a sales expense charge to partially cover sales expenses as follows: (1) During the first Policy Year, we currently deduct a sales expense charge of 14.00% from any premium paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we currently deduct a sales expense charge of 1.00% plus state and federal charges from any additional premiums paid in this Policy Year. (2) During Policy Years two through five, we currently expect to deduct a sales expense charge of 10.00% from any premium paid up to the Target Premium. Once the Target Premium for a Policy Year has been reached, we currently do not expect to deduct a sales expense charge. (3) During Policy Years six and seven, we currently expect to deduct a sales expense charge of 1.75% from any premium paid up to the Target Premium. Once the Target Premium for a Policy Year has been reached, we currently do not expect to deduct a sales expense charge. (4) During Policy Years eight and beyond, we currently do not expect to deduct a sales expense charge from any premium paid. The Target Premium, as shown in the policy, is determined from the Face Amount of the policy. Any change to the policy which results in a change to the Face Amount, will change the Target Premium.

On CEVUL6 policies, we deduct 2.00% and 1.25% from each premium paid up to the Target Premium in years one through seven and 1.50% and 1.00% in years eight and beyond for state tax charges and federal tax charges, respectively. We deduct 1.75% and 1.25% from each premium paid in excess of the Target Premium in years one through seven and 1.50% and 1.00% in years eight and beyond for state tax charges and federal tax charges, respectively. Also deducted is a sales expense charge to partially cover sales expenses as follows: (1) During the first Policy Year, we currently deduct a sales expense charge of 14.00% from any premium paid up to the Target Premium. Once the Target Premium for that Policy Year

NYLIAC CSVUL Separate Account-I

has been reached, we currently deduct a sales expense charge of 2.00% plus state and federal charges from any additional premiums paid in this Policy Year. (2) During Policy Years two through five, we currently expect to deduct a sales expense charge of 10.00% from any premium paid up to the Target Premium. Once the Target Premium for a Policy Year has been reached, we currently expect to deduct a sales expense charge of 2.00% plus state and federal charges from any additional premiums paid in this Policy Year. (3) During Policy Years six and seven, we currently expect to deduct a sales expense charge of 1.75% from any premium paid up to the Target Premium. Once the Target Premium for a Policy Year has been reached, we currently expect to deduct a sales expense charge of 2.00% plus state and federal charges from any additional premiums paid in this Policy Year. (4) During Policy Years eight and beyond, we currently do not expect to deduct a sales expense charge from any premium paid. The Target Premium, as shown in the policy, is determined from the Face Amount of the policy. Any change to the policy which results in a change to the Face Amount, will change the Target Premium.

On CEAVUL policies, we deduct 2.00% and 1.25% from each premium paid in years one through seven and 1.50% and 1.00% in years eight and beyond for state tax charges and federal tax charges, respectively. Also deducted is a sales expense charge to partially cover sales expenses as follows: (1) During the first Policy Year, we currently deduct a sales expense charge of 16.25% from any premium paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we currently deduct a sales expense charge of 0.75% plus state and federal charges from any additional premiums paid in this Policy Year. (2) During Policy years two through four, we currently expect to deduct a sales expense charge of 9.75% from any premium paid up to the Target Premium. Once the Target Premium for a Policy Year has been reached, we currently deduct a sales expense charge of 4.00% plus state and federal charges from any additional premiums paid in that Policy Year. (3) During Policy Years five through seven, we currently expect to deduct a sales expense charge of 1.75% from any premium paid up to the Target Premium. Once the Target Premium for a Policy Year has been reached, we currently deduct a sales expense charge of 1.75% plus state and federal charges from any additional premiums paid in that Policy Year. (4) During Policy Years eight and beyond, we currently do not expect to deduct a sales expense charge from any premium paid. If the Supplementary Term Rider is added, the current sales expense charge for all premium payments charge is equal to (i) the current charge without the Supplementary Term Rider, multiplied by (ii) the Base Face Amount divided by the Target Face Amount. The Target Premium, as shown in the policy, is determined from the Face Amount of the policy. Any change to the policy which results in a change to the Face Amount, will change the Target Premium.

On CSVUL, CEVUL2, CEVUL3, CEVUL4, CEVUL5, CEVUL6 and CEAVUL policies, NYLIAC deducts a monthly contract charge as follows; $7.50 for CSVUL; $5.00 for CEVUL2; $0.00 in the first Policy Year for CEVUL3, CEVUL4, CEVUL5, CEVUL6 and CEAVUL; $5.00 in Policy Years two and beyond for CEVUL3, CEVUL4, CEVUL5 and CEVUL6 and $10.00 in Policy Years two and beyond for CEAVUL. This charge is used to compensate NYLIAC for costs incurred in providing administrative services including: premium collection, record-keeping, and claims processing. A monthly cost of insurance charge is also deducted based on rates set forth in each policy. Charges for optional benefits added by rider are also deducted monthly. These charges are recorded as cost of insurance in the accompanying statement of changes in net assets.

On CSVUL policies, NYLIAC also assesses a surrender charge on complete surrenders or requested changes in base face amount for the first nine years of the policy. This charge is based on the policy year in which the surrender or decrease in base face amount is made and will be deducted proportionately by investment division from the policy’s cash value. This charge ranges from a maximum of 32.5% of the surrender charge premium in policy years 1–5 and declines each year thereafter to a minimum of 6.5% in year nine. Surrender charges are paid to NYLIAC. This charge is included with surrenders on the accompanying statement of changes in net assets.

On CSVUL, CEVUL2, CEVUL3, CEVUL4, CEVUL5, CEVUL6 and CEAVUL policies, CSVUL Separate Account-I is charged for mortality and expense risks assumed by NYLIAC. For CSVUL policies, these charges are made daily at an annual rate of .70% of the daily variable accumulation value of each Investment Division for policy years one through ten. For policy years eleven and later, it is expected that these charges will be reduced to an annual rate of .30% of the daily variable accumulation value of each Investment Division. For CEVUL2 policies, in all years, it is expected that the charge will be an annual rate of .25% of the average daily variable accumulation value of each Investment Division’s assets. NYLIAC may increase these charges in the future up to a maximum annual rate of .90%. For CEVUL3 and CEVUL4, NYLIAC deducts a mortality and expense risk charge from the cash value. The mortality and expense risk charge is a percentage of the amount of cash value in the Separate Account. In policy year one, the mortality and expense charge deducted is .25%. In Policy Years two through twenty-five, the mortality and expense charge deducted is .45%. In Policy Years twenty-six and subsequent, the mortality and expense charge deducted is reduced to .25%. For CEVUL5, NYLIAC deducts a mortality and expense risk charge from the cash value. The mortality and expense risk charge is a percentage of the amount of cash value in the Separate Account. In policy years one through ten, the mortality and expense risk charge deducted is ..50%. In Policy Years eleven and beyond, the mortality and expense risk charge deducted is reduced to 0.25%.

Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions (Continued):

For CEVUL6, NYLIAC deducts a mortality and expense risk charge from the cash value. The mortality and expense risk charge is a percentage of the amount of cash value in the Separate Account. In Policy Year one, the mortality and expense charge deducted is .25%. In Policy Years two through ten, the mortality and expense charge deducted is .45%. In Policy Years ten and thereafter, the mortality and expense charge deducted is reduced to .25%. For CEAVUL policies, NYLIAC deducts a mortality and expense risk charge from the cash value. The mortality and expense risk charge is a percentage of the amount of cash value in the Separate Account. In Policy Years one through ten, the current mortality and expense deductions are made monthly at an annual rate of 0.45% for the first $25,000 of the Separate Account value, 0.37% of the Separate Account value between $25,000 and $200,000, and 0.20% of the Separate Account value greater than $200,000. The current mortality and expense risk charge is reduced in year eleven and beyond to 0.40% of the first $25,000 of the Separate Account value, 0.32% of the Separate Account value between $25,000 and $200,000, and 0.15% of the Separate Account Value over $200,000. These charges were in effect for each of the five periods presented in the Financial Highlights section. These charges are disclosed in the accompanying statement of operations.

NOTE 4—Distribution of Net Income:

C

SVUL Separate Account-I does not expect to declare dividends to Policyowners from accumulated net investment income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits or transfers) in excess of the net premium payments.

NYLIAC CSVUL Separate Account-I

(This page intentionally left blank)

Notes to Financial Statements (Continued)

NOTE 5—Unit Transactions (in 000’s):

Transactions in accumulation units for the years ended December 31, 2011 and December 31, 2010 were as follows:

	MainStay VP Bond— Initial Class		MainStay VP Cash Management		MainStay VP Common Stock— Initial Class
	2011	2010	2011	2010	2011	2010

Series I Policies
Units issued	42	—	1,619	3,579	10	55
Units redeemed	—	—	(5,061)	(1,463)	(78)	(33)

Net increase (decrease)	42	—	(3,442)	2,116	(68)	22

Series II Policies
Units issued	—	—	344	343	—	—
Units redeemed	—	—	(385)	(453)	(38)	(43)

Net increase (decrease)	—	—	(41)	(110)	(38)	(43)

Series III Policies
Units issued	2,967	170	35,121	67,389	10	263
Units redeemed	(115)	(158)	(42,435)	(61,910)	(645)	(112)

Net increase (decrease)	2,852	12	(7,314)	5,479	(635)	151

	MainStay VP High Yield Corporate Bond— Initial Class		MainStay VP ICAP Select Equity— Initial Class		MainStay VP Income Builder— Initial Class
	2011	2010	2011	2010	2011	2010

Series I Policies
Units issued	—	—	1	42	613	—
Units redeemed	—	(2)	(40)	(220)	(54)	(47)

Net increase (decrease)	—	(2)	(39)	(178)	559	(47)

Series II Policies
Units issued	—	—	—	—	—	—
Units redeemed	—	(5)	(84)	(84)	—	—

Net increase (decrease)	—	(5)	(84)	(84)	—	—

Series III Policies
Units issued	699	670	86	353	—	—
Units redeemed	(1,025)	(336)	(572)	(87)	—	—

Net increase (decrease)	(326)	334	(486)	266	—	—

Not all Investment Divisions are available under all policies.

(a)	For Series III policies, represents the period February 1, 2010 (Commencement of Investments) through December 31, 2010.
(b)	For Series III policies, represents the period March 2010 (Commencement of Investments) through December 2010.
(c)	For Series III policies, represents the period March 2, 2011 (Commencement of Investments) through December 31, 2011.
(d)	For Series III policies, represents the period December 21, 2011 (Commencement of Investments) through December 31, 2011.

NYLIAC CSVUL Separate Account-I

MainStay VP Convertible— Initial Class		MainStay VP Floating Rate— Initial Class		MainStay VP Government— Initial Class		MainStay VP Growth Equity— Initial Class
2011	2010	2011	2010	2011	2010	2011	2010

—	—	—	—	—	—	7	41
—	—	—	—	—	—	(22)	(3)

—	—	—	—	—	—	(15)	38

1	2	—	—	—	—	—	—
—	—	—	—	—	—	—	—

1	2	—	—	—	—	—	—

29	18	36	20	40	55	7	435
(32)	(14)	(28)	(25)	(32)	(57)	(358)	(7)

(3)	4	8	(5)	8	(2)	(351)	428

MainStay VP International Equity— Initial Class		MainStay VP Large Cap Growth— Initial Class		MainStay VP Mid Cap Core— Initial Class		MainStay VP S&P 500 Index— Initial Class
2011	2010	2011	2010	2011	2010	2011	2010

4	32	—	—	—	—	8	78
(124)	(88)	(2)	(1)	—	—	(525)	(473)

(120)	(56)	(2)	(1)	—	—	(517)	(395)

1	1	—	—	—	—	2	2
(2)	(1)	—	—	(14)	(13)	—	—

(1)	—	—	—	(14)	(13)	2	2

218	410	—	—	229	77	254	343
(609)	(498)	—	—	(89)	(638)	(926)	(566)

(391)	(88)	—	—	140	(561)	(672)	(223)

Notes to Financial Statements (Continued)

NOTE 5—Unit Transactions (in 000’s) (Continued):

	MainStay VP U.S. Small Cap— Initial Class		Alger Small Cap Growth Portfolio— Class I-2 Shares		Alger SMid Cap Growth Portfolio— Class I-2 Shares
	2011	2010	2011	2010	2011	2010

Series I Policies
Units issued	—	—	—	—	—	—
Units redeemed	—	—	—	—	—	—

Net increase (decrease)	—	—	—	—	—	—

Series II Policies
Units issued	—	—	—	—	—	—
Units redeemed	—	—	—	—	—	—

Net increase (decrease)	—	—	—	—	—	—

Series III Policies
Units issued	50	533	—	—	35	4
Units redeemed	(225)	(7)	(35)	(26)	(29)	—

Net increase (decrease)	(175)	526	(35)	(26)	6	4

	American Funds Global Growth Fund— Class 1 Shares		American Funds Global Small Capitalization Fund— Class 2 Shares		American Funds Growth Fund— Class 2 Shares
	2011	2010	2011	2010	2011	2010

Series I Policies
Units issued	—	—	—	—	—	—
Units redeemed	—	—	—	—	—	—

Net increase (decrease)	—	—	—	—	—	—

Series II Policies
Units issued	—	—	—	—	—	—
Units redeemed	—	—	(3)	(3)	—	—

Net increase (decrease)	—	—	(3)	(3)	—	—

Series III Policies
Units issued	49	23	67	44	301	320
Units redeemed	(1)	—	(37)	(28)	(395)	(277)

Net increase (decrease)	48	23	30	16	(94)	43

Not all Investment Divisions are available under all policies.

(a)	For Series III policies, represents the period February 1, 2010 (Commencement of Investments) through December 31, 2010.
(b)	For Series III policies, represents the period March 2010 (Commencement of Investments) through December 2010.
(c)	For Series III policies, represents the period March 2, 2011 (Commencement of Investments) through December 31, 2011.
(d)	For Series III policies, represents the period December 21, 2011 (Commencement of Investments) through December 31, 2011.

NYLIAC CSVUL Separate Account-I

AllianceBernstein VPS International Value Portfolio— Class A Shares		AllianceBernstein VPS Small/Mid Cap Value Portfolio— Class A Shares		American Century® VP Value— Class II		American Funds Asset Allocation Fund— Class 2 Shares
2011	2010	2011	2010	2011	2010	2011	2010

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

—	—	—	—	4	5	—	—
—	—	—	—	—	—	—	—

—	—	—	—	4	5	—	—

85	114	67	76	137	42	22	29
(141)	(191)	(74)	(34)	(22)	(10)	(25)	(98)

(56)	(77)	(7)	42	115	32	(3)	(69)

American Funds Growth-Income Fund— Class 2 Shares		American Funds International Fund— Class 2 Shares		Calvert VP SRI Balanced Portfolio		Davis Value Portfolio
2011	2010	2011	2010	2011	2010	2011	2010

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

19	27	285	503	—	—	33	80
(4)	(3)	(243)	(457)	—	—	(85)	(115)

15	24	42	46	—	—	(52)	(35)

Notes to Financial Statements (Continued)

NOTE 5—Unit Transactions (in 000’s) (Continued):

	Delaware VIP International Value Equity Series— Standard Class		Dreyfus IP Technology Growth— Initial Shares		Dreyfus VIF Opportunistic Small Cap— Initial Shares
	2011	2010	2011	2010	2011	2010

Series I Policies
Units issued	—	—	—	—	—	—
Units redeemed	—	—	—	—	—	—

Net increase (decrease)	—	—	—	—	—	—

Series II Policies
Units issued	—	—	—	—	—	—
Units redeemed	—	—	—	—	—	—

Net increase (decrease)	—	—	—	—	—	—

Series III Policies
Units issued	116	133	42	25	—	—
Units redeemed	(10)	(3)	(8)	(2)	—	—

Net increase (decrease)	106	130	34	23	—	—

	Fidelity® VIP Equity-Income— Initial Class		Fidelity® VIP Freedom 2010 Portfolio— Initial Class		Fidelity® VIP Freedom 2020 Portfolio— Initial Class
	2011	2010	2011	2010	2011	2010

Series I Policies
Units issued	—	—	—	—	—	—
Units redeemed	—	—	—	—	—	—

Net increase (decrease)	—	—	—	—	—	—

Series II Policies
Units issued	—	—	—	—	—	—
Units redeemed	—	(1)	—	—	—	(2)

Net increase (decrease)	—	(1)	—	—	—	(2)

Series III Policies
Units issued	61	70	88	84	308	168
Units redeemed	(68)	(125)	(25)	(48)	(222)	(65)

Net increase (decrease)	(7)	(55)	63	36	86	103

Not all Investment Divisions are available under all policies.

(a)	For Series III policies, represents the period February 1, 2010 (Commencement of Investments) through December 31, 2010.
(b)	For Series III policies, represents the period March 2010 (Commencement of Investments) through December 2010.
(c)	For Series III policies, represents the period March 2, 2011 (Commencement of Investments) through December 31, 2011.
(d)	For Series III policies, represents the period December 21, 2011 (Commencement of Investments) through December 31, 2011.

NYLIAC CSVUL Separate Account-I

DWS Dreman Small Mid Cap Value VIP— Class A Shares		DWS Global Small Cap Growth VIP— Class A Shares		DWS Small Cap Index VIP— Class A Shares		Fidelity® VIP Contrafund®— Initial Class
2011	2010	2011	2010	2011	2010	2011	2010

—	—	—	—	—	—	—	—
—	—	—	—	—	—	(1)	(1)

—	—	—	—	—	—	(1)	(1)

—	—	—	—	—	—	4	4
—	—	—	—	—	—	(2)	(5)

—	—	—	—	—	—	2	(1)

148	155	14	—	328	151	529	361
(38)	(84)	(1)	—	(154)	(790)	(600)	(450)

110	71	13	—	174	(639)	(71)	(89)

Fidelity® VIP Freedom 2030 Portfolio— Initial Class		Fidelity® VIP Freedom 2040 Portfolio— Initial Class		Fidelity® VIP Growth— Initial Class		Fidelity® VIP Index 500— Initial Class
2011	2010	2011	2010(a)	2011	2010	2011	2010

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—
—	—	—	—	—	(5)	(2)	(1)

—	—	—	—	—	(5)	(2)	(1)

63	74	80	72	57	26	1,243	1,243
(35)	(102)	(4)	(71)	(36)	(28)	(414)	(838)

28	(28)	76	1	21	(2)	829	405

Notes to Financial Statements (Continued)

NOTE 5—Unit Transactions (in 000’s) (Continued):

	Fidelity® VIP Investment Grade Bond— Initial Class		Fidelity® VIP Mid Cap— Initial Class		Fidelity® VIP Money Market— Initial Class
	2011	2010	2011	2010	2011	2010

Series I Policies
Units issued	—	—	—	—	—	—
Units redeemed	—	—	—	—	—	—

Net increase (decrease)	—	—	—	—	—	—

Series II Policies
Units issued	4	5	3	2	—	—
Units redeemed	(10)	(1)	(1)	(1)	—	—

Net increase (decrease)	(6)	4	2	1	—	—

Series III Policies
Units issued	323	234	827	750	1,067	1,941
Units redeemed	(163)	(175)	(895)	(353)	(432)	(1,105)

Net increase (decrease)	160	59	(68)	397	635	836

	Invesco V.I. International Growth Fund— Series I Shares		Invesco V.I. Mid Cap Core Equity Fund— Series I Shares		Invesco Van Kampen V.I. Mid Cap Value Fund— Series I Shares
	2011	2010	2011	2010(b)	2011	2010

Series I Policies
Units issued	—	—	—	—	—	—
Units redeemed	—	—	—	—	—	—

Net increase (decrease)	—	—	—	—	—	—

Series II Policies
Units issued	—	—	—	—	—	—
Units redeemed	—	—	—	—	—	—

Net increase (decrease)	—	—	—	—	—	—

Series III Policies
Units issued	157	293	308	10	21	51
Units redeemed	(166)	(136)	(6)	(1)	(5)	(4)

Net increase (decrease)	(9)	157	302	9	16	47

Not all Investment Divisions are available under all policies.

(a)	For Series III policies, represents the period February 1, 2010 (Commencement of Investments) through December 31, 2010.
(b)	For Series III policies, represents the period March 2010 (Commencement of Investments) through December 2010.
(c)	For Series III policies, represents the period March 2, 2011 (Commencement of Investments) through December 31, 2011.
(d)	For Series III policies, represents the period December 21, 2011 (Commencement of Investments) through December 31, 2011.

NYLIAC CSVUL Separate Account-I

Fidelity® VIP Overseas— Initial Class		Fidelity® VIP Value Leaders— Initial Class		Fidelity® VIP Value Strategies— Service Class 2		Invesco V.I. Global Real Estate Fund— Series I Shares
2011	2010	2011	2010	2011	2010	2011	2010

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

—	5	—	—	—	—	—	1
(7)	(1)	—	—	—	—	—	(7)

(7)	4	—	—	—	—	—	(6)

395	271	—	—	5	11	45	183
(223)	(330)	—	(2)	(7)	(4)	(56)	(74)

172	(59)	—	(2)	(2)	7	(11)	109

Janus Aspen Balanced Portfolio— Institutional Shares		Janus Aspen Enterprise Portfolio— Institutional Shares		Janus Aspen Forty Portfolio— Institutional Shares		Janus Aspen Worldwide Portfolio— Institutional Shares
2011	2010	2011	2010	2011	2010	2011	2010

—	—	—	—	—	—	1	1
(436)	(14)	—	—	—	—	(1)	(4)

(436)	(14)	—	—	—	—	—	(3)

4	5	—	—	—	—	—	—
(8)	(11)	—	—	—	—	—	—

(4)	(6)	—	—	—	—	—	—

110	211	118	105	282	460	54	32
(97)	(93)	(255)	(229)	(481)	(238)	(86)	(90)

13	118	(137)	(124)	(199)	222	(32)	(58)

Notes to Financial Statements (Continued)

NOTE 5—Unit Transactions (in 000’s) (Continued):

	Lazard Retirement International Equity Portfolio— Service Shares		Lord Abbett Series Fund— Mid-Cap Value Portfolio		LVIP Baron Growth Opportunities Fund— Service Class
	2011	2010	2011	2010	2011	2010

Series I Policies
Units issued	—	—	—	—	—	—
Units redeemed	—	—	—	—	—	—

Net increase (decrease)	—	—	—	—	—	—

Series II Policies
Units issued	—	1	—	—	—	3
Units redeemed	—	(8)	—	—	(5)	(1)

Net increase (decrease)	—	(7)	—	—	(5)	2

Series III Policies
Units issued	58	157	120	176	203	188
Units redeemed	(99)	(99)	(170)	(154)	(158)	(157)

Net increase (decrease)	(41)	58	(50)	22	45	31

	MFS® Value Series— Initial Class		Neuberger Berman AMT Partners Portfolio— Class I Shares		Oppenheimer Capital Appreciation Fund/VA— Non-Service Shares
	2011	2010	2011	2010	2011	2010

Series I Policies
Units issued	—	—	—	—	—	—
Units redeemed	—	—	—	—	—	—

Net increase (decrease)	—	—	—	—	—	—

Series II Policies
Units issued	—	—	—	—	—	—
Units redeemed	—	—	—	—	—	—

Net increase (decrease)	—	—	—	—	—	—

Series III Policies
Units issued	467	246	18	24	2	8
Units redeemed	(85)	(93)	(24)	(63)	—	(4)

Net increase (decrease)	382	153	(6)	(39)	2	4

Not all Investment Divisions are available under all policies.

(a)	For Series III policies, represents the period February 1, 2010 (Commencement of Investments) through December 31, 2010.
(b)	For Series III policies, represents the period March 2010 (Commencement of Investments) through December 2010.
(c)	For Series III policies, represents the period March 2, 2011 (Commencement of Investments) through December 31, 2011.
(d)	For Series III policies, represents the period December 21, 2011 (Commencement of Investments) through December 31, 2011.

NYLIAC CSVUL Separate Account-I

MFS® Global Tactical Allocation— Initial Class	MFS® Investors Trust Series— Initial Class		MFS® New Discovery Series— Initial Class		MFS® Utilities Series— Initial Class
2011(c)	2011	2010	2011	2010	2011	2010

—	—	—	—	—	—	—
—	—	—	—	—	—	—

—	—	—	—	—	—	—

—	—	—	—	—	—	—
—	(1)	(1)	—	—	—	(4)

—	(1)	(1)	—	—	—	(4)

2	—	—	—	—	42	36
(2)	—	—	—	—	(31)	(33)

—	—	—	—	—	11	3

Oppenheimer Core Bond Fund/VA— Non-Service Shares		PIMCO Global Bond (Unhedged)— Administrative Class Shares		PIMCO High Yield— Administrative Class Shares		PIMCO Long-Term U.S. Government— Administrative Class Shares
2011	2010	2011	2010	2011	2010(b)	2011	2010

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

—	—	156	50	64	1	3	5
—	—	(45)	(1)	(19)	(1)	(2)	(4)

—	—	111	49	45	—	1	1

Notes to Financial Statements (Continued)

NOTE 5—Unit Transactions (in 000’s) (Continued):

	PIMCO Low Duration— Administrative Class Shares		PIMCO Real Return— Administrative Class Shares		PIMCO Total Return— Administrative Class Shares
	2011	2010	2011	2010	2011	2010

Series I Policies
Units issued	—	—	—	—	—	—
Units redeemed	—	—	—	—	—	—

Net increase (decrease)	—	—	—	—	—	—

Series II Policies
Units issued	—	—	—	—	—	—
Units redeemed	—	—	(2)	(2)	(5)	(3)

Net increase (decrease)	—	—	(2)	(2)	(5)	(3)

Series III Policies
Units issued	195	83	503	286	1,020	1,429
Units redeemed	(139)	(80)	(426)	(401)	(973)	(1,309)

Net increase (decrease)	56	3	77	(115)	47	120

	T. Rowe Price Index 500 Portfolio		T. Rowe Price International Stock Portfolio		T. Rowe Price Limited-Term Bond Portfolio
	2011	2010	2011	2010	2011	2010

Series I Policies
Units issued	—	—	—	—	—	—
Units redeemed	—	—	—	—	—	—

Net increase (decrease)	—	—	—	—	—	—

Series II Policies
Units issued	—	—	4	4	—	1
Units redeemed	—	—	—	—	(4)	(1)

Net increase (decrease)	—	—	4	4	(4)	—

Series III Policies
Units issued	27	4	202	67	234	281
Units redeemed	(2)	(25)	(32)	(38)	(219)	(197)

Net increase (decrease)	25	(21)	170	29	15	84

Not all Investment Divisions are available under all policies.

(a)	For Series III policies, represents the period February 1, 2010 (Commencement of Investments) through December 31, 2010.
(b)	For Series III policies, represents the period March 2010 (Commencement of Investments) through December 2010.
(c)	For Series III policies, represents the period March 2, 2011 (Commencement of Investments) through December 31, 2011.
(d)	For Series III policies, represents the period December 21, 2011 (Commencement of Investments) through December 31, 2011.

NYLIAC CSVUL Separate Account-I

Royce Micro-Cap Portfolio— Investment Class		Royce Small-Cap Portfolio— Investment Class		T. Rowe Price Blue Chip Growth Portfolio		T. Rowe Price Equity Income Portfolio
2011	2010	2011	2010	2011	2010	2011	2010

—	—	—	—	—	—	3	4
—	—	—	—	—	—	(3)	(9)

—	—	—	—	—	—	—	(5)

—	—	—	—	—	—	2	4
—	—	—	—	—	—	(9)	(7)

—	—	—	—	—	—	(7)	(3)

83	305	379	234	455	319	597	847
(148)	(50)	(451)	(234)	(260)	(155)	(778)	(699)

(65)	255	(72)	—	195	164	(181)	148

T. Rowe Price New America Growth Portfolio		T. Rowe Price Personal Strategy Balanced Portfolio		Tops™ Protected Growth ETF Portfolio— Class 2 Shares	UIF Emerging Markets Debt Portfolio— Class I
2011	2010	2011	2010	2011(d)	2011	2010

—	—	—	—	—	—	—
—	—	—	—	—	—	—

—	—	—	—	—	—	—

—	—	—	—	—	—	—
—	—	—	—	—	(1)	(1)

—	—	—	—	—	(1)	(1)

130	214	196	500	502	193	89
(49)	(80)	(1,077)	(454)	—	(141)	(77)

81	134	(881)	46	502	52	12

Notes to Financial Statements (Continued)

NOTE 5—Unit Transactions (in 000’s) (Continued):

	UIF Emerging Markets Equity Portfolio— Class I		UIF U.S. Real Estate Portfolio— Class I		Van Eck VIP Global Bond Fund— Initial Class
	2011	2010	2011	2010	2011	2010

Series I Policies
Units issued	—	31	—	—	—	—
Units redeemed	(6)	(16)	—	—	—	—

Net increase (decrease)	(6)	15	—	—	—	—

Series II Policies
Units issued	—	—	—	1	—	3
Units redeemed	(1)	(1)	(2)	(2)	(4)	(1)

Net increase (decrease)	(1)	(1)	(2)	(1)	(4)	2

Series III Policies
Units issued	172	150	90	174	19	86
Units redeemed	(187)	(67)	(203)	(276)	(4)	(5)

Net increase (decrease)	(15)	83	(113)	(102)	15	81

Not all Investment Divisions are available under all policies.

(a)	For Series III policies, represents the period February 1, 2010 (Commencement of Investments) through December 31, 2010.
(b)	For Series III policies, represents the period March 2010 (Commencement of Investments) through December 2010.
(c)	For Series III policies, represents the period March 2, 2011 (Commencement of Investments) through December 31, 2011.
(d)	For Series III policies, represents the period December 21, 2011 (Commencement of Investments) through December 31, 2011.

NYLIAC CSVUL Separate Account-I

Van Eck VIP Global Hard Assets— Initial Class		Van Eck VIP Multi-Manager Alternatives— Initial Class
2011	2010	2011	2010

—	—	—	—
—	—	—	—

—	—	—	—

—	—	—	—
—	—	—	—

—	—	—	—

156	210	23	4
(98)	(17)	(38)	(2)

58	193	(15)	2

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Net Assets and Units Outstanding in 000’s):

T

he following table presents financial highlights for each Investment Division as of December 31, 2011, 2010, 2009, 2008 and 2007:

	MainStay VP Bond— Initial Class
	2011		2010	2009	2008		2007

Series I Policies (a)
Net Assets	$885		$16	$15	$14		$19
Units Outstanding	43		1	1	1		1
Variable Accumulation Unit Value	$20.51		$19.18	$17.84	$16.60		$16.06
Total Return	6.9%		7.5%	7.5%	3.4%		5.8%
Investment Income Ratio	5.6%		3.1%	4.8%	3.9%		2.1%
Series II Policies (b)
Net Assets	$—		$—	$—	$—		$—
Units Outstanding	—		—	—	—		—
Variable Accumulation Unit Value	$—		$—	$—	$—		$—
Total Return	—		—	—	—		—
Investment Income Ratio	—		—	—	—		—
Series III Policies (c)
Net Assets	$47,455		$4,062	$3,606	$2,572		$1,689
Units Outstanding	3,140		288	276	212		144
Variable Accumulation Unit Value	$15.11		$14.09	$13.07	$12.13		$11.69
Total Return	7.2%		7.8%	7.8%	3.7%		6.5%
Investment Income Ratio	3.9%		3.3%	5.4%	4.9%		3.8%

	MainStay VP Convertible— Initial Class
	2011		2010	2009	2008		2007

Series I Policies (a)
Net Assets	$—		$—	$—	$—		$1
Units Outstanding	—		—	—	—		—
Variable Accumulation Unit Value	$13.73		$14.46	$13.06	$13.06		$14.05
Total Return	(5.0%	)	10.7%	0.0%	(7.0%	)	14.1%
Investment Income Ratio	2.4%		2.9%	2.2%	1.3%		2.4%
Series II Policies (b)
Net Assets	$504		$507	$412	$268		$379
Units Outstanding	28		27	25	24		22
Variable Accumulation Unit Value	$18.11		$19.06	$16.22	$11.13		$17.01
Total Return	(5.0%	)	17.6%	45.7%	(34.6%	)	14.6%
Investment Income Ratio	2.4%		2.9%	2.2%	2.4%		2.4%
Series III Policies (c)
Net Assets	$242		$307	$214	$235		$242
Units Outstanding	16		19	15	25		17
Variable Accumulation Unit Value	$15.47		$16.24	$13.78	$9.43		$14.38
Total Return	(4.7%	)	17.9%	46.1%	(34.4%	)	14.9%
Investment Income Ratio	2.4%		3.7%	1.9%	2.5%		2.8%

Not all Investment Divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a)	Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b)	Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c)	Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

NYLIAC CSVUL Separate Account-I

MainStay VP Cash Management										MainStay VP Common Stock— Initial Class
2011		2010		2009		2008		2007		2011	2010	2009	2008		2007

$7,598		$12,158		$9,396		$23,233		$16,231		$1,123	$1,990	$1,519	$724		$596
5,781		9,223		7,107		17,525		12,468		85	153	131	76		40
$1.31		$1.32		$1.32		$1.33		$1.30		$13.21	$13.04	$11.62	$9.52		$15.02
(0.3%	)	(0.3%	)	(0.2%	)	1.8%		4.1%		1.3%	12.3%	22.0%	(36.6%	)	4.4%
0.0%		0.0%		0.1%		2.1%		4.7%		1.3%	1.7%	2.2%	1.3%		1.2%

$737		$785		$915		$681		$620		$92,454	$91,831	$82,332	$67,870		$108,001
638		679		789		586		544		5,976	6,014	6,057	6,096		6,155
$1.15		$1.16		$1.16		$1.16		$1.14		$15.47	$15.27	$13.59	$11.13		$17.55
(0.2%	)	(0.2%	)	(0.2%	)	1.9%		4.6%		1.3%	12.3%	22.1%	(36.5%	)	4.9%
0.0%		0.0%		—		2.1%		4.7%		1.5%	1.6%	2.1%	1.5%		1.3%

$115,256		$123,744		$117,358		$172,479		$118,086		$7,803	$15,628	$12,207	$416		$878
99,143		106,457		100,978		148,926		103,882		613	1,248	1,097	46		61
$1.16		$1.16		$1.16		$1.16		$1.14		$12.72	$12.53	$11.12	$9.09		$14.29
—		0.0%		0.0%		2.2%		4.8%		1.6%	12.6%	22.4%	(36.4%	)	5.1%
0.0%		0.0%		0.1%		2.1%		4.6%		1.3%	1.8%	2.5%	1.9%		1.3%

Mainstay VP Floating Rate— Initial Class										MainStay VP Government— Initial Class
2011		2010		2009		2008		2007		2011	2010	2009	2008		2007

$—		$—		$—		$—		$—		$—	$—	$5	$7		$32
—		—		—		—		—		—	—	—	—		2
$—		$—		$—		$—		$—		$19.15	$18.13	$17.26	$17.03		$15.57
—		—		—		—		—		5.7%	5.0%	1.3%	9.4%		5.9%
—		—		—		—		—		3.0%	3.2%	3.4%	1.8%		4.9%

$—		$—		$—		$—		$79		$—	$—	$—	$—		$—
—		—		—		—		8		—	—	—	—		—
$10.59		$10.39		$9.97		$9.97		$9.98		$12.22	$11.56	$11.14	$11.14		$11.14
2.0%		4.2%		—		(0.1%	)	(0.2%	)	5.7%	3.8%	—	—		—
—		—		—		5.8%		26.2%		—	—	—	—		—

$868		$751		$749		$380		$420		$2,441	$2,195	$2,103	$1,993		$1,326
70		62		67		45		39		166	158	160	154		112
$12.34		$12.07		$11.16		$8.36		$10.82		$14.69	$13.86	$13.16	$12.95		$11.79
2.2%		8.1%		33.6%		(22.8%	)	2.6%		6.0%	5.4%	1.6%	9.8%		6.7%
4.2%		4.0%		3.6%		5.2%		6.4%		3.2%	3.0%	3.7%	3.5%		5.9%

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Net Assets and Units Outstanding in 000’s) (Continued):

	MainStay VP Growth Equity— Initial Class
	2011		2010	2009	2008		2007

Series I Policies (a)
Net Assets	$254		$435	$—	$1,072		$273
Units Outstanding	23		38	—	120		24
Variable Accumulation Unit Value	$11.19		$11.38	$10.41	$8.95		$11.24
Total Return	(1.7%	)	9.3%	16.3%	(20.4%	)	11.6%
Investment Income Ratio	0.4%		0.6%	—	—		—
Series II Policies (b)
Net Assets	$—		$—	$—	$—		$—
Units Outstanding	—		—	—	—		—
Variable Accumulation Unit Value	$11.90		$12.10	$11.21	$11.21		$11.21
Total Return	(1.6%	)	7.9%	—	—		—
Investment Income Ratio	—		—	—	—		—
Series III Policies (c)
Net Assets	$6,537		$10,896	$5,072	$6,410		$19,469
Units Outstanding	545		896	468	794		1,474
Variable Accumulation Unit Value	$11.99		$12.16	$10.84	$8.07		$13.21
Total Return	(1.4%	)	12.2%	34.2%	(38.9%	)	12.4%
Investment Income Ratio	0.4%		0.6%	0.6%	0.5%		0.2%

	MainStay VP Income Builder— Initial Class
	2011		2010	2009	2008		2007

Series I Policies (a)
Net Assets	$6,650		$—	$472	$5,508		$12,280
Units Outstanding	559		—	47	677		1,099
Variable Accumulation Unit Value	$11.91		$11.47	$10.02	$8.14		$11.17
Total Return	3.8%		14.4%	23.1%	(27.2%	)	6.8%
Investment Income Ratio	4.7%		—	0.9%	4.0%		3.1%
Series II Policies (b)
Net Assets	$—		$—	$—	$—		$—
Units Outstanding	—		—	—	—		—
Variable Accumulation Unit Value	$—		$—	$—	$—		$—
Total Return	—		—	—	—		—
Investment Income Ratio	—		—	—	—		—
Series III Policies (c)
Net Assets	$—		$—	$—	$—		$—
Units Outstanding	—		—	—	—		—
Variable Accumulation Unit Value	$—		$—	$—	$—		$—
Total Return	—		—	—	—		—
Investment Income Ratio	—		—	—	—		—

Not all Investment Divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a)	Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b)	Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c)	Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

NYLIAC CSVUL Separate Account-I

MainStay VP High Yield Corporate Bond— Initial Class							MainStay VP ICAP Select Equity— Initial Class
2011		2010	2009	2008		2007	2011		2010	2009	2008		2007

$36		$35	$78	$92		$164	$832		$1,403	$3,356	$1,536		$177
2		2	4	7		9	59		98	276	163		12
$24.10		$22.75	$20.25	$14.22		$18.80	$14.05		$14.30	$12.14	$9.41		$15.13
5.9%		12.3%	42.4%	(24.4%	)	1.6%	(1.7%	)	17.8%	29.0%	(37.8%	)	6.1%
6.2%		5.3%	7.0%	9.0%		6.4%	1.3%		0.7%	1.6%	1.0%		0.4%

$79		$76	$169	$97		$250	$205,087		$209,925	$179,293	$99,274		$—
4		4	9	7		14	13,292		13,376	13,460	9,620		—
$22.17		$20.92	$18.61	$13.06		$17.26	$15.43		$15.69	$13.32	$10.32		$—
6.0%		12.4%	42.5%	(24.3%	)	2.1%	(1.7%	)	17.8%	29.1%	(36.7%	)	—
6.3%		6.0%	7.9%	7.1%		6.0%	1.5%		0.9%	1.8%	0.8%		—

$20,819		$24,735	$17,280	$10,566		$14,732	$10,937		$17,808	$11,966	$14,524		$24
1,241		1,567	1,233	1,079		1,140	804		1,290	1,024	1,609		2
$16.77		$15.78	$14.01	$9.81		$12.92	$13.60		$13.80	$11.68	$9.03		$14.47
6.3%		12.7%	42.8%	(24.1%	)	2.3%	(1.4%	)	18.1%	29.4%	(37.6%	)	6.9%
6.0%		6.1%	8.0%	7.7%		7.8%	1.4%		0.9%	1.8%	0.7%		0.4%

MainStay VP International Equity— Initial Class							MainStay VP Large Cap Growth— Initial Class
2011		2010	2009	2008		2007	2011		2010	2009	2008		2007

$27,023		$34,441	$33,899	$29,906		$43,580	$70		$85	$79	$62		$111
1,790		1,910	1,966	2,066		2,228	9		11	12	13		14
$15.10		$18.03	$17.24	$14.49		$19.56	$7.55		$7.59	$6.55	$4.69		$7.70
(16.3%	)	4.6%	19.0%	(25.9%	)	4.2%	(0.6%	)	15.8%	39.6%	(39.0%	)	20.5%
3.2%		3.3%	7.2%	1.5%		0.6%	—		—	—	0.1%		—

$527		$649	$620	$841		$1,463	$—		$—	$—	$—		$—
31		32	32	52		67	—		—	—	—		—
$17.00		$20.30	$19.40	$16.30		$21.98	$12.00		$—	$—	$—		$—
(16.3%	)	4.6%	19.1%	(25.9%	)	4.7%	(0.5%	)	—	—	—		(0.2%	)
3.2%		3.3%	6.0%	1.4%		0.7%	—		—	—	—		—

$12,858		$21,594	$21,926	$20,138		$29,202	$2		$2	$2	$20		$33
956		1,347	1,435	1,574		1,696	—		—	—	2		2
$13.46		$16.03	$15.28	$12.80		$17.22	$13.23		$13.26	$11.42	$8.15		$13.32
(16.0%	)	4.9%	19.4%	(25.7%	)	4.9%	(0.3%	)	16.2%	40.0%	(38.8%	)	21.3%
3.2%		3.3%	6.9%	1.6%		0.7%	—		—	—	0.1%		0.0%

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Net Assets and Units Outstanding in 000’s) (Continued):

	MainStay VP Mid Cap Core— Initial Class
	2011		2010	2009	2008		2007

Series I Policies (a)
Net Assets	$—		$—	$—	$—		$—
Units Outstanding	—		—	—	—		—
Variable Accumulation Unit Value	$—		$—	$—	$—		$—
Total Return	—		—	—	—		—
Investment Income Ratio	—		—	—	—		—
Series II Policies (b)
Net Assets	$44,082		$45,841	$37,402	$27,568		$48,265
Units Outstanding	2,105		2,119	2,132	2,146		2,165
Variable Accumulation Unit Value	$20.94		$21.64	$17.54	$12.84		$22.29
Total Return	(3.2%	)	23.3%	36.6%	(42.4%	)	4.8%
Investment Income Ratio	0.9%		0.4%	0.6%	0.3%		0.4%
Series III Policies (c)
Net Assets	$4,630		$2,511	$9,357	$13,165		$23,854
Units Outstanding	296		156	717	1,381		1,446
Variable Accumulation Unit Value	$15.66		$16.14	$13.05	$9.53		$16.50
Total Return	(3.0%	)	23.6%	36.9%	(42.2%	)	5.0%
Investment Income Ratio	0.9%		0.2%	0.1%	0.5%		0.4%

	Alger Small Cap Growth Portfolio— Class I-2 Shares
	2011		2010	2009	2008		2007

Series I Policies (a)
Net Assets	$—		$—	$—	$—		$28
Units Outstanding	—		—	—	—		2
Variable Accumulation Unit Value	$13.85		$—	$—	$—		$14.89
Total Return	(3.5%	)	—	—	(13.8%	)	16.4%
Investment Income Ratio	—		—	—	—		—
Series II Policies (b)
Net Assets	$—		$—	$—	$—		$—
Units Outstanding	—		—	—	—		—
Variable Accumulation Unit Value	$15.51		$—	$—	$—		$—
Total Return	(3.4%	)	—	—	—		—
Investment Income Ratio	—		—	—	—		—
Series III Policies (c)
Net Assets	$13		$619	$834	$804		$2,255
Units Outstanding	1		36	62	86		129
Variable Accumulation Unit Value	$16.43		$16.97	$13.54	$9.31		$17.43
Total Return	(3.2%	)	25.3%	45.5%	(46.6%	)	17.2%
Investment Income Ratio	—		—	—	—		—

Not all Investment Divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a)	Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b)	Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c)	Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

NYLIAC CSVUL Separate Account-I

MainStay VP S&P 500 Index— Initial Class						MainStay VP U.S. Small Cap— Initial Class
2011	2010	2009	2008		2007	2011		2010	2009

$119,946	$124,781	$113,527	$94,616		$157,310	$—		$—	$—
9,182	9,699	10,094	10,602		11,052	—		—	—
$13.06	$12.87	$11.25	$8.93		$14.23	$—		$—	$—
1.5%	14.4%	25.9%	(37.2%	)	4.5%	—		—	—
1.7%	1.8%	2.9%	2.4%		1.7%	—		—	—

$440	$411	$339	$404		$608	$—		$—	$—
33	31	29	44		42	—		—	—
$13.37	$13.16	$11.50	$9.13		$14.53	$—		$—	$—
1.6%	14.4%	25.9%	(37.2%	)	5.0%	—		—	—
1.7%	1.8%	2.4%	2.5%		1.7%	—		—	—

$15,346	$23,527	$22,948	$22,919		$23,852	$6,886		$9,370	$1,987
1,198	1,870	2,093	2,639		1,730	541		716	190
$12.81	$12.58	$10.97	$8.69		$13.79	$12.73		$13.09	$10.47
1.8%	14.7%	26.3%	(37.0%	)	5.2%	(2.7%	)	25.0%	4.7%
1.6%	1.9%	2.7%	3.7%		1.7%	0.9%		0.1%	—

Alger SMid Cap Growth Portfolio— Class I-2 Shares						AllianceBernstein VPS International Value Portfolio— Class A Shares
2011		2010	2009	2008		2011		2010	2009	2008		2007

$—		$—	$—	$—		$—		$—	$—	$—		$—
—		—	—	—		—		—	—	—		—
$—		$—	$—	$—		$—		$—	$—	$—		$—
—		—	—	—		—		—	—	—		—
—		—	—	—		—		—	—	—		—

$—		$—	$—	$—		$—		$—	$—	$—		$—
—		—	—	—		—		—	—	—		—
$—		$—	$—	$—		$—		$—	$—	$—		$—
—		—	—	—		—		—	—	—		—
—		—	—	—		—		—	—	—		—

$124		$67	$27	$6		$593		$1,072	$1,477	$804		$664
13		7	3	1		120		176	253	185		72
$9.32		$9.69	$7.84	$5.37		$4.93		$6.11	$5.84	$4.34		$9.26
(3.9%	)	23.7%	45.9%	(46.3%	)	(19.3%	)	4.6%	34.7%	(53.2%	)	(7.4%	)
—		—	—	—		3.6%		2.8%	1.6%	0.8%		—

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Net Assets and Units Outstanding in 000’s) (Continued):

	AllianceBernstein VPS Small/Mid Cap Value Portfolio— Class A Shares
	2011		2010	2009	2008		2007

Series I Policies (a)
Net Assets	$—		$—	$—	$—		$—
Units Outstanding	—		—	—	—		—
Variable Accumulation Unit Value	$—		$—	$—	$—		$—
Total Return	—		—	—	—		—
Investment Income Ratio	—		—	—	—		—
Series II Policies (b)
Net Assets	$—		$—	$—	$—		$—
Units Outstanding	—		—	—	—		—
Variable Accumulation Unit Value	$—		$—	$—	$—		$—
Total Return	—		—	—	—		—
Investment Income Ratio	—		—	—	—		—
Series III Policies (c)
Net Assets	$1,998		$2,267	$1,377	$114		$—
Units Outstanding	178		185	143	17		—
Variable Accumulation Unit Value	$11.21		$12.24	$9.64	$6.75		$—
Total Return	(8.4%	)	26.9%	42.9%	(32.5%	)	—
Investment Income Ratio	0.5%		0.4%	0.2%	0.5%		—

	American Funds Global Growth Fund— Class 1 Shares
	2011		2010	2009

Series I Policies (a)
Net Assets	$—		$—	$—
Units Outstanding	—		—	—
Variable Accumulation Unit Value	$—		$—	$—
Total Return	—		—	—
Investment Income Ratio	—		—	—
Series II Policies (b)
Net Assets	$—		$—	$—
Units Outstanding	—		—	—
Variable Accumulation Unit Value	$—		$—	$—
Total Return	—		—	—
Investment Income Ratio	—		—	—
Series III Policies (c)
Net Assets	$727		$258	$—
Units Outstanding	71		23	—
Variable Accumulation Unit Value	$10.23		$11.20	$9.99
Total Return	(8.7%	)	12.0%	(0.1%	)
Investment Income Ratio	3.1%		7.1%	—

Not all Investment Divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a)	Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b)	Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c)	Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

NYLIAC CSVUL Separate Account-I

American Century® VP Value— Class II								American Funds Asset Allocation Fund— Class 2 Shares
2011		2010	2009	2008		2007		2011		2010	2009		2008		2007

$—		$—	$—	$—		$—		$—		$—	$—		$—		$—
—		—	—	—		—		—		—	—		—		—
$—		$—	$—	$—		$—		$—		$—	$—		$—		$—
—		—	—	—		—		—		—	—		—		—
—		—	—	—		—		—		—	—		—		—

$611		$550	$435	$317		$380		$—		$—	$—		$—		$—
48		44	39	34		30		—		—	—		—		—
$12.63		$12.56	$11.14	$9.33		$12.77		$—		$—	$—		$—		$—
0.6%		12.8%	19.4%	(27.0%	)	(5.5%	)	—		—	—		—		—
1.9%		2.1%	5.3%	2.2%		1.4%		—		—	—		—		—

$2,295		$952	$512	$224		$882		$410		$433	$1,029		$128		$178
197		82	50	26		75		38		41	110		17		17
$11.67		$11.57	$10.24	$8.55		$11.68		$10.67		$10.53	$9.36		$7.55		$10.71
0.9%		13.0%	19.7%	(26.8%	)	(5.3%	)	1.3%		12.5%	24.0%		(29.5%	)	7.1%
2.0%		2.2%	4.6%	2.4%		1.4%		1.7%		1.2%	3.3%		3.4%		2.3%

American Funds Global Small Capitalization Fund— Class 2 Shares								American Funds Growth Fund— Class 2 Shares
2011		2010	2009	2008		2007		2011		2010	2009		2008		2007

$—		$—	$—	$—		$—		$—		$—	$—		$—		$—
—		—	—	—		—		—		—	—		—		—
$—		$—	$—	$—		$—		$—		$—	$—		$—		$—
—		—	—	—		—		—		—	—		—		—
—		—	—	—		—		—		—	—		—		—

$3		$28	$38	$46		$—		$—		$—	$—		$95		$—
—		3	6	9		—		—		—	—		17		—
$6.57		$8.14	$6.67	$4.88		$—		$5.23		$5.47	$4.97		$5.68		$—
(19.3%	)	22.1%	36.5%	(51.2%	)	—		(4.5%	)	10.1%	(12.5%	)	(43.2%	)	—
0.3%		1.6%	0.3%	—		—		—		—	—		1.3%		—

$830		$681	$407	$120		$471		$7,090		$8,378	$6,686		$1,083		$1,334
90		60	44	21		38		714		808	765		173		119
$9.20		$11.37	$9.29	$5.76		$12.39		$9.93		$10.37	$8.74		$6.27		$11.19
(19.1%	)	22.4%	61.3%	(53.5%	)	23.9%		(4.3%	)	18.7%	39.4%		(44.0%	)	12.3%
1.4%		1.8%	0.4%	—		2.9%		0.6%		0.7%	0.9%		1.1%		1.4%

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Net Assets and Units Outstanding in 000’s) (Continued):

	American Funds Growth-Income Fund— Class 2 Shares
	2011		2010	2009	2008		2007

Series I Policies (a)
Net Assets	$—		$—	$—	$—		$—
Units Outstanding	—		—	—	—		—
Variable Accumulation Unit Value	$—		$—	$—	$—		$—
Total Return	—		—	—	—		—
Investment Income Ratio	—		—	—	—		—
Series II Policies (b)
Net Assets	$—		$—	$—	$—		$—
Units Outstanding	—		—	—	—		—
Variable Accumulation Unit Value	$—		$—	$—	$—		$—
Total Return	—		—	—	—		—
Investment Income Ratio	—		—	—	—		—
Series III Policies (c)
Net Assets	$569		$450	$209	$48		$33
Units Outstanding	65		50	26	8		3
Variable Accumulation Unit Value	$8.78		$8.94	$8.02	$6.11		$9.84
Total Return	(1.8%	)	11.4%	31.2%	(37.8%	)	(1.6%	)
Investment Income Ratio	1.7%		2.2%	1.8%	2.4%		2.8%

	Davis Value Portfolio
	2011		2010	2009	2008		2007

Series I Policies (a)
Net Assets	$—		$—	$—	$—		$—
Units Outstanding	—		—	—	—		—
Variable Accumulation Unit Value	$—		$—	$—	$—		$—
Total Return	—		—	—	—		—
Investment Income Ratio	—		—	—	—		—
Series II Policies (b)
Net Assets	$—		$—	$—	$—		$151
Units Outstanding	—		—	—	—		14
Variable Accumulation Unit Value	$10.85		$11.35	$10.73	$10.73		$10.97
Total Return	(4.4%	)	5.8%	0.0%	(2.2%	)	(3.0%	)
Investment Income Ratio	—		—	—	—		3.1%
Series III Policies (c)
Net Assets	$595		$1,162	$1,354	$1,070		$1,783
Units Outstanding	59		111	146	151		150
Variable Accumulation Unit Value	$10.03		$10.47	$9.28	$7.08		$11.86
Total Return	(4.2%	)	12.8%	31.2%	(40.3%	)	4.6%
Investment Income Ratio	0.6%		1.1%	0.9%	0.9%		1.4%

Not all Investment Divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a)	Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b)	Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c)	Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

NYLIAC CSVUL Separate Account-I

American Funds International Fund— Class 2 Shares							Calvert VP SRI Balanced Portfolio
2011		2010	2009	2008		2007	2011		2010	2009	2008		2007

$—		$—	$—	$—		$—	$—		$—	$—	$—		$—
—		—	—	—		—	—		—	—	—		—
$—		$—	$—	$—		$—	$13.90		$—	$—	$—		$—
—		—	—	—		—	4.3%		—	—	—		—
—		—	—	—		—	—		—	—	—		—

$—		$—	$—	$—		$—	$—		$—	$—	$—		$—
—		—	—	—		—	—		—	—	—		—
$10.68		$12.44	$11.64	$11.64		$11.64	$—		$—	$—	$—		$—
(14.2%	)	6.9%	—	—		—	—		—	—	—		—
—		—	—	—		0.3%	—		—	—	—		—

$8,790		$9,766	$8,655	$4,075		$1,647	$14		$14	$13	$10		$16
967		925	879	592		138	1		1	1	1		1
$9.09		$10.56	$9.85	$6.88		$11.89	$12.83		$12.27	$10.95	$8.74		$12.72
(14.0%	)	7.2%	43.1%	(42.1%	)	18.9%	4.6%		12.1%	25.3%	(31.3%	)	2.8%
1.8%		2.2%	1.7%	2.6%		2.2%	1.3%		1.5%	2.2%	2.6%		2.3%

Delaware VIP International Value Equity Series— Standard Class							Dreyfus IP Technology Growth— Initial Shares
2011		2010	2009	2008		2007	2011		2010	2009	2008		2007

$—		$—	$—	$—		$—	$—		$—	$—	$—		$—
—		—	—	—		—	—		—	—	—		—
$—		$—	$—	$—		$—	$—		$—	$—	$—		$—
—		—	—	—		—	—		—	—	—		—
—		—	—	—		—	—		—	—	—		—

$—		$—	$—	$—		$—	$—		$—	$—	$—		$—
—		—	—	—		—	—		—	—	—		—
$—		$—	$—	$—		$—	$11.51		$12.51	$9.86	$9.86		$9.86
—		—	—	—		—	(8.0%	)	26.9%	—	—		—
—		—	—	—		—	—		—	—	—		—

$1,451		$936	$3	$—		$403	$1,868		$1,543	$932	$531		$671
237		131	1	—		38	140		106	83	75		56
$6.13		$7.17	$6.46	$6.10		$10.59	$13.39		$14.52	$11.17	$7.09		$12.05
(14.4%	)	10.9%	6.0%	(42.4%	)	5.9%	(7.8%	)	29.9%	57.7%	(41.2%	)	14.7%
1.3%		4.8%	4.5%	2.4%		2.0%	—		—	0.4%	—		—

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Net Assets and Units Outstanding in 000’s) (Continued):

	Dreyfus VIF Opportunistic Small Cap— Initial Shares
	2011		2010	2009	2008		2007

Series I Policies (a)
Net Assets	$—		$—	$—	$—		$—
Units Outstanding	—		—	—	—		—
Variable Accumulation Unit Value	$—		$—	$—	$—		$—
Total Return	—		—	—	—		—
Investment Income Ratio	—		—	—	—		—
Series II Policies (b)
Net Assets	$—		$—	$—	$—		$—
Units Outstanding	—		—	—	—		—
Variable Accumulation Unit Value	$10.78		$12.54	$10.90	$10.90		$10.90
Total Return	(14.1%	)	15.0%	—	—		—
Investment Income Ratio	—		—	—	—		—
Series III Policies (c)
Net Assets	$15		$17	$13	$11		$19
Units Outstanding	2		2	2	2		2
Variable Accumulation Unit Value	$8.93		$10.36	$7.90	$6.27		$10.05
Total Return	(13.8%	)	31.1%	26.0%	(37.6%	)	(11.1%	)
Investment Income Ratio	0.4%		0.7%	1.6%	0.9%		0.7%

	DWS Small Cap Index VIP— Class A Shares
	2011		2010	2009	2008		2007

Series I Policies (a)
Net Assets	$—		$—	$—	$—		$—
Units Outstanding	—		—	—	—		—
Variable Accumulation Unit Value	$—		$—	$—	$—		$—
Total Return	—		—	—	—		—
Investment Income Ratio	—		—	—	—		—
Series II Policies (b)
Net Assets	$—		$—	$—	$75		$113
Units Outstanding	—		—	—	8		8
Variable Accumulation Unit Value	$10.36		$10.86	$9.66	$9.55		$14.53
Total Return	(4.7%	)	12.5%	1.1%	(34.3%	)	(2.1%	)
Investment Income Ratio	—		—	6.4%	1.6%		0.8%
Series III Policies (c)
Net Assets	$11,178		$9,215	$14,482	$9,454		$14,260
Units Outstanding	822		648	1,287	1,065		1,057
Variable Accumulation Unit Value	$13.59		$14.22	$11.25	$8.89		$13.49
Total Return	(4.4%	)	26.4%	26.6%	(34.1%	)	(1.9%	)
Investment Income Ratio	0.9%		0.7%	1.7%	1.6%		0.9%

Not all Investment Divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a)	Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b)	Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c)	Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

NYLIAC CSVUL Separate Account-I

DWS Dreman Small Mid Cap Value VIP— Class A Shares								DWS Global Small Cap Growth VIP— Class A Shares
2011		2010	2009	2008		2007		2011		2010	2009	2008		2007

$—		$—	$—	$—		$—		$—		$—	$—	$—		$—
—		—	—	—		—		—		—	—	—		—
$—		$—	$—	$—		$—		$—		$—	$—	$—		$—
—		—	—	—		—		—		—	—	—		—
—		—	—	—		—		—		—	—	—		—

$—		$—	$—	$—		$—		$—		$—	$—	$—		$—
—		—	—	—		—		—		—	—	—		—
$—		$—	$—	$—		$—		$—		$—	$—	$—		$—
—		—	—	—		—		—		—	—	—		—
—		—	—	—		—		—		—	—	—		—

$2,801		$1,899	$969	$861		$1,220		$112		$4	$2	$11		$—
302		192	121	139		131		13		—	—	2		—
$9.28		$9.88	$8.03	$6.19		$9.29		$8.85		$9.83	$7.76	$5.24		$—
(6.1%	)	23.1%	29.7%	(33.4%	)	(7.1%	)	(9.9%	)	26.6%	48.2%	(47.6%	)	—
0.9%		1.3%	2.4%	1.7%		—		1.4%		0.4%	2.5%	—		—

Fidelity® VIP Contrafund®— Initial Class								Fidelity® VIP Equity-Income— Initial Class
2011		2010	2009	2008		2007		2011		2010	2009	2008		2007

$126		$156	$153	$121		$306		$1		$1	$3	$3		$59
6		7	8	9		13		—		—	—	—		4
$20.44		$21.03	$18.00	$13.30		$23.22		$13.60		$13.51	$11.77	$9.07		$15.87
(2.8%	)	16.9%	35.3%	(42.7%	)	16.8%		0.7%		14.8%	29.8%	(42.8%	)	0.8%
1.0%		1.2%	1.4%	0.9%		1.0%		2.4%		0.6%	2.2%	0.8%		1.8%

$1,144		$1,152	$1,003	$1,011		$1,790		$3		$3	$13	$6		$11
63		61	62	85		86		—		—	1	1		1
$18.29		$18.81	$16.09	$11.88		$20.73		$14.79		$14.69	$12.79	$9.85		$17.21
(2.8%	)	16.9%	35.4%	(42.7%	)	17.3%		0.7%		14.9%	29.9%	(42.8%	)	1.4%
1.1%		1.3%	1.4%	1.0%		1.1%		2.5%		0.7%	—	—		—

$23,629		$25,353	$22,805	$16,770		$19,399		$4,156		$4,201	$4,221	$4,568		$9,198
1,558		1,629	1,718	1,716		1,140		342		349	404	570		658
$15.17		$15.56	$13.28	$9.78		$17.02		$12.14		$12.02	$10.44	$8.02		$13.98
(2.5%	)	17.2%	35.7%	(42.5%	)	17.6%		1.0%		15.1%	30.2%	(42.7%	)	1.5%
0.9%		1.3%	1.4%	1.2%		1.1%		2.6%		1.9%	2.0%	2.5%		2.0%

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Net Assets and Units Outstanding in 000’s) (Continued):

	Fidelity® VIP Freedom 2010 Portfolio— Initial Class
	2011		2010	2009	2008		2007

Series I Policies (a)
Net Assets	$—		$—	$—	$—		$—
Units Outstanding	—		—	—	—		—
Variable Accumulation Unit Value	$—		$—	$—	$—		$—
Total Return	—		—	—	—		—
Investment Income Ratio	—		—	—	—		—
Series II Policies (b)
Net Assets	$—		$—	$—	$—		$31
Units Outstanding	—		—	—	—		3
Variable Accumulation Unit Value	$10.91		$10.96	$10.20	$10.20		$10.25
Total Return	(0.4%	)	7.4%	—	(0.4%	)	2.5%
Investment Income Ratio	—		—	—	—		14.8%
Series III Policies (c)
Net Assets	$2,599		$1,814	$1,209	$1,049		$340
Units Outstanding	207		144	108	117		28
Variable Accumulation Unit Value	$12.56		$12.59	$11.14	$8.97		$11.96
Total Return	(0.2%	)	13.0%	24.3%	(25.1%	)	8.7%
Investment Income Ratio	2.6%		3.4%	4.2%	4.5%		2.3%

	Fidelity® VIP Freedom 2040 Portfolio— Initial Class			Fidelity® VIP Growth— Initial Class
	2011		2010	2011	2010	2009	2008		2007

Series I Policies (a)
Net Assets	$—		$—	$—	$—	$—	$—		$—
Units Outstanding	—		—	—	—	—	—		—
Variable Accumulation Unit Value	$—		$—	$—	$—	$—	$—		$—
Total Return	—		—	—	—	—	—		—
Investment Income Ratio	—		—	—	—	—	—		—
Series II Policies (b)
Net Assets	$—		$—	$14	$15	$59	$46		$244
Units Outstanding	—		—	1	1	6	6		16
Variable Accumulation Unit Value	$—		$—	$12.34	$12.35	$9.97	$7.79		$14.79
Total Return	—		—	—	23.9%	28.0%	(47.3%	)	26.6%
Investment Income Ratio	—		—	0.4%	0.1%	0.5%	0.5%		0.8%
Series III Policies (c)
Net Assets	$889		$7	$1,193	$943	$775	$1,720		$3,823
Units Outstanding	77		1	99	78	80	230		268
Variable Accumulation Unit Value	$11.47		$11.95	$12.00	$11.98	$9.65	$7.52		$14.23
Total Return	(4.0%	)	19.5%	0.2%	24.2%	28.3%	(47.2%	)	27.0%
Investment Income Ratio	2.1%		0.1%	0.5%	0.3%	0.4%	0.8%		0.8%

Not all Investment Divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a)	Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b)	Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c)	Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

NYLIAC CSVUL Separate Account-I

Fidelity® VIP Freedom 2020 Portfolio— Initial Class							Fidelity® VIP Freedom 2030 Portfolio— Initial Class
2011		2010	2009	2008		2007	2011		2010	2009	2008		2007

$—		$—	$—	$—		$—	$—		$—	$—	$—		$—
—		—	—	—		—	—		—	—	—		—
$—		$—	$—	$—		$—	$—		$—	$—	$—		$—
—		—	—	—		—	—		—	—	—		—
—		—	—	—		—	—		—	—	—		—

$5		$5	$22	$11		$18	$—		$—	$—	$—		$—
—		—	2	2		2	—		—	—	—		—
$10.70		$10.84	$9.49	$7.38		$10.98	$—		$—	$—	$—		$—
(1.3%	)	14.2%	28.7%	(32.8%	)	9.8%	—		—	—	—		—
2.2%		0.5%	3.5%	3.2%		2.5%	—		—	—	—		—

$8,090		$7,120	$5,111	$3,127		$931	$4,625		$4,422	$4,089	$1,872		$644
666		580	477	376		75	408		380	408	246		52
$12.15		$12.27	$10.72	$8.31		$12.33	$11.34		$11.64	$10.03	$7.61		$12.29
(1.0%	)	14.5%	29.0%	(32.6%	)	10.2%	(2.6%	)	16.1%	31.7%	(38.0%	)	11.4%
2.1%		2.4%	4.1%	4.7%		3.8%	2.1%		2.0%	2.7%	4.2%		1.8%

Fidelity® VIP Index 500— Initial Class							Fidelity® VIP Investment Grade Bond— Initial Class
2011		2010	2009	2008		2007	2011		2010	2009	2008		2007

$—		$—	$—	$—		$—	$—		$—	$—	$—		$—
—		—	—	—		—	—		—	—	—		—
$—		$—	$—	$—		$—	$—		$—	$—	$—		$—
—		—	—	—		—	—		—	—	—		—
—		—	—	—		—	—		—	—	—		—

$120		$162	$143	$247		$336	$1,456		$1,458	$1,301	$1,904		$2,001
8		10	11	23		20	87		93	89	151		153
$15.68		$15.40	$13.42	$10.63		$16.91	$16.81		$15.70	$14.60	$12.65		$13.11
1.8%		14.7%	26.3%	(37.2%	)	5.2%	7.1%		7.5%	15.4%	(3.5%	)	4.1%
1.8%		2.0%	2.2%	2.6%		3.1%	5.1%		3.7%	10.3%	4.2%		4.1%

$55,042		$43,498	$33,360	$24,421		$32,904	$12,511		$9,453	$7,987	$5,070		$4,516
4,276		3,447	3,042	2,817		2,392	838		678	619	456		392
$12.88		$12.62	$10.97	$8.67		$13.75	$14.92		$13.90	$12.90	$11.14		$11.52
2.0%		15.0%	26.6%	(37.0%	)	5.4%	7.3%		7.8%	15.7%	(3.2%	)	4.3%
2.3%		2.1%	2.7%	2.3%		3.5%	5.6%		3.7%	8.3%	3.9%		3.7%

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Net Assets and Units Outstanding in 000’s) (Continued):

	Fidelity® VIP Mid Cap— Initial Class
	2011		2010	2009	2008		2007

Series I Policies (a)
Net Assets	$—		$—	$—	$—		$—
Units Outstanding	—		—	—	—		—
Variable Accumulation Unit Value	$—		$—	$—	$—		$—
Total Return	—		—	—	—		—
Investment Income Ratio	—		—	—	—		—
Series II Policies (b)
Net Assets	$834		$891	$669	$468		$1,152
Units Outstanding	38		36	35	34		51
Variable Accumulation Unit Value	$22.03		$24.70	$19.22	$13.76		$22.77
Total Return	(10.8%	)	28.5%	39.7%	(39.6%	)	15.3%
Investment Income Ratio	0.3%		0.4%	0.7%	0.5%		0.9%
Series III Policies (c)
Net Assets	$28,861		$33,624	$20,074	$13,908		$22,201
Units Outstanding	1,653		1,721	1,324	1,284		1,242
Variable Accumulation Unit Value	$17.46		$19.54	$15.16	$10.82		$17.87
Total Return	(10.6%	)	28.8%	40.1%	(39.4%	)	15.6%
Investment Income Ratio	0.3%		0.4%	0.7%	0.5%		0.9%

	Fidelity® VIP Value Leaders— Initial Class
	2011		2010	2009	2008		2007

Series I Policies (a)
Net Assets	$—		$—	$—	$—		$—
Units Outstanding	—		—	—	—		—
Variable Accumulation Unit Value	$—		$—	$—	$—		$—
Total Return	—		—	—	—		—
Investment Income Ratio	—		—	—	—		—
Series II Policies (b)
Net Assets	$—		$—	$—	$—		$—
Units Outstanding	—		—	—	—		—
Variable Accumulation Unit Value	$—		$—	$—	$—		$—
Total Return	—		—	—	—		—
Investment Income Ratio	—		—	—	—		—
Series III Policies (c)
Net Assets	$4		$5	$22	$—		$—
Units Outstanding	—		—	2	—		—
Variable Accumulation Unit Value	$12.90		$14.02	$12.75	$9.96		$—
Total Return	(8.0%	)	10.0%	27.9%	(0.4%	)	—
Investment Income Ratio	1.3%		1.4%	2.9%	2.4%		—

Not all Investment Divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a)	Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b)	Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c)	Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

NYLIAC CSVUL Separate Account-I

Fidelity® VIP Money Market— Initial Class			Fidelity® VIP Overseas— Initial Class
2011	2010	2009	2011		2010	2009	2008		2007

$—	$—	$—	$—		$—	$—	$—		$—
—	—	—	—		—	—	—		—
$—	$—	$—	$—		$—	$—	$—		$—
—	—	—	—		—	—	—		—
—	—	—	—		—	—	—		—

$—	$—	$—	$8		$84	$35	$147		$156
—	—	—	1		8	4	17		10
$—	$—	$—	$9.10		$11.02	$9.76	$8.74		$15.59
—	—	—	(17.4%	)	12.8%	11.7%	(43.9%	)	(1.5%	)
—	—	—	0.3%		2.1%	1.9%	3.6%		7.7%

$23,501	$17,051	$8,630	$9,813		$9,470	$9,096	$7,991		$13,500
2,333	1,698	862	854		682	741	824		783
$10.05	$10.04	$10.02	$11.49		$13.87	$12.26	$9.69		$17.25
0.1%	0.2%	0.2%	(17.2%	)	13.1%	26.5%	(43.8%	)	17.3%
0.1%	0.2%	0.3%	1.8%		1.4%	2.2%	2.6%		3.0%

Fidelity® VIP Value Strategies— Service Class 2							Invesco V.I. Global Real Estate Fund— Series I Shares
2011		2010	2009	2008		2007	2011		2010	2009	2008		2007

$—		$—	$—	$—		$—	$—		$—	$—	$—		$—
—		—	—	—		—	—		—	—	—		—
$—		$—	$—	$—		$—	$—		$—	$—	$—		$—
—		—	—	—		—	—		—	—	—		—
—		—	—	—		—	—		—	—	—		—

$—		$—	$—	$—		$—	$65		$70	$105	$67		$16
—		—	—	—		—	8		8	14	12		2
$—		$—	$—	$—		$—	$8.25		$8.85	$7.55	$5.75		$10.42
—		—	—	—		—	(6.7%	)	17.2%	31.2%	(44.8%	)	(5.8%	)
—		—	—	—		—	3.9%		4.1%	—	12.8%		1.0%

$270		$327	$181	$187		$432	$2,038		$2,288	$1,020	$655		$1,197
21		23	16	26		29	218		229	120	101		102
$13.10		$14.40	$11.40	$7.25		$14.89	$9.36		$10.01	$8.52	$6.48		$11.70
(9.0%	)	26.3%	57.2%	(51.3%	)	5.4%	(6.5%	)	17.5%	31.5%	(44.6%	)	(5.5%	)
0.8%		0.4%	0.4%	0.5%		0.7%	3.8%		5.0%	—	7.1%		2.3%

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Net Assets and Units Outstanding in 000’s) (Continued):

	Invesco V.I. International Growth Fund— Series I Shares							Invesco V.I. Mid Cap Core Equity Fund— Series I Shares
	2011		2010	2009	2008		2007	2011		2010

Series I Policies (a)
Net Assets	$—		$—	$—	$—		$—	$—		$—
Units Outstanding	—		—	—	—		—	—		—
Variable Accumulation Unit Value	$—		$—	$—	$—		$—	$—		$—
Total Return	—		—	—	—		—	—		—
Investment Income Ratio	—		—	—	—		—	—		—
Series II Policies (b)
Net Assets	$—		$—	$—	$—		$—	$—		$—
Units Outstanding	—		—	—	—		—	—		—
Variable Accumulation Unit Value	$—		$—	$—	$—		$—	$—		$—
Total Return	—		—	—	—		—	—		—
Investment Income Ratio	—		—	—	—		—	—		—
Series III Policies (c)
Net Assets	$7,660		$8,318	$5,666	$3,366		$4,552	$3,161		$99
Units Outstanding	668		677	520	418		337	311		9
Variable Accumulation Unit Value	$11.46		$12.29	$10.89	$8.05		$13.50	$10.18		$10.87
Total Return	(6.7%	)	12.9%	35.2%	(40.4%	)	14.7%	(6.4%	)	8.7%
Investment Income Ratio	1.5%		2.6%	1.7%	0.6%		—	0.1%		0.8%

	Janus Aspen Enterprise Portfolio— Institutional Shares
	2011		2010	2009	2008		2007

Series I Policies (a)
Net Assets	$—		$—	$—	$—		$—
Units Outstanding	—		—	—	—		—
Variable Accumulation Unit Value	$—		$—	$—	$—		$—
Total Return	—		—	—	—		—
Investment Income Ratio	—		—	—	—		—
Series II Policies (b)
Net Assets	$—		$—	$—	$—		$—
Units Outstanding	—		—	—	—		—
Variable Accumulation Unit Value	$—		$—	$—	$—		$—
Total Return	—		—	—	—		—
Investment Income Ratio	—		—	—	—		—
Series III Policies (c)
Net Assets	$4,213		$6,722	$7,103	$5,755		$7,998
Units Outstanding	239		376	500	586		458
Variable Accumulation Unit Value	$17.64		$17.89	$14.22	$9.82		$17.44
Total Return	(1.4%	)	25.8%	44.8%	(43.7%	)	22.0%
Investment Income Ratio	—		0.1%	—	0.3%		0.2%

Not all Investment Divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a)	Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b)	Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c)	Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

NYLIAC CSVUL Separate Account-I

Invesco Van Kampen V.I. Mid Cap Value Fund— Series I Shares			Janus Aspen Balanced Portfolio— Institutional Shares
2011	2010	2009	2011	2010	2009	2008		2007

$—	$—	$—	$135	$10,229	$9,772	$8,303		$10,243
—	—	—	6	442	456	486		503
$—	$—	$—	$23.46	$23.15	$21.42	$17.07		$20.35
—	—	—	1.3%	8.1%	25.5%	(16.1%	)	9.8%
—	—	—	0.1%	2.9%	3.0%	2.7%		2.6%

$—	$—	$—	$1,715	$1,773	$1,728	$1,796		$1,994
—	—	—	99	103	109	142		133
$—	$—	$—	$17.38	$17.15	$15.86	$12.63		$15.04
—	—	—	1.4%	8.1%	25.6%	(16.0%	)	10.3%
—	—	—	2.5%	2.8%	2.8%	2.8%		2.6%

$1,487	$1,152	$147	$7,671	$7,339	$5,014	$4,622		$4,650
72	56	9	468	455	337	391		331
$20.67	$20.48	$16.75	$16.38	$16.11	$14.87	$11.81		$14.03
0.9%	22.2%	67.5%	1.6%	8.4%	25.9%	(15.8%	)	10.5%
0.7%	0.5%	1.4%	2.5%	2.9%	2.7%	2.8%		2.7%

Janus Aspen Forty Portfolio— Institutional Shares							Janus Aspen Worldwide Portfolio— Institutional Shares
2011		2010	2009	2008		2007	2011		2010	2009	2008		2007

$—		$—	$—	$—		$—	$140		$165	$172	$158		$296
—		—	—	—		—	13		13	16	20		20
$—		$—	$—	$—		$—	$10.94		$12.72	$11.02	$8.02		$14.55
—		—	—	—		—	(14.0%	)	15.5%	37.3%	(44.8%	)	8.9%
—		—	—	—		—	0.6%		0.6%	1.4%	1.2%		0.8%

$—		$—	$—	$—		$—	$—		$—	$—	$—		$—
—		—	—	—		—	—		—	—	—		—
$—		$—	$—	$—		$—	$9.77		$11.35	$10.53	$10.53		$10.53
—		—	—	—		—	(14.0%	)	7.8%	—	—		—
—		—	—	—		—	—		—	—	—		—

$6,958		$10,123	$6,695	$5,270		$7,521	$188		$586	$1,095	$370		$749
557		756	534	615		490	18		50	108	50		56
$12.48		$13.38	$12.53	$8.56		$15.33	$10.17		$11.79	$10.18	$7.39		$13.36
(6.7%	)	6.7%	46.3%	(44.1%	)	37.0%	(13.7%	)	15.8%	37.7%	(44.7%	)	9.6%
0.3%		0.4%	0.0%	0.1%		0.4%	0.3%		0.6%	1.8%	1.2%		0.8%

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Net Assets and Units Outstanding in 000’s) (Continued):

	Lazard Retirement International Equity Portfolio— Service Shares
	2011		2010	2009	2008		2007

Series I Policies (a)
Net Assets	$—		$—	$—	$—		$—
Units Outstanding	—		—	—	—		—
Variable Accumulation Unit Value	$—		$—	$—	$—		$—
Total Return	—		—	—	—		—
Investment Income Ratio	—		—	—	—		—
Series II Policies (b)
Net Assets	$112		$122	$178	$130		$—
Units Outstanding	12		12	19	17		—
Variable Accumulation Unit Value	$9.24		$9.99	$9.38	$7.75		$10.55
Total Return	(7.5%	)	6.5%	21.2%	(26.6%	)	5.5%
Investment Income Ratio	2.0%		1.1%	2.8%	3.2%		2.1%
Series III Policies (c)
Net Assets	$2,903		$3,623	$2,740	$1,599		$3,086
Units Outstanding	260		301	243	172		209
Variable Accumulation Unit Value	$11.17		$12.05	$11.29	$9.30		$14.76
Total Return	(7.3%	)	6.7%	21.5%	(37.0%	)	10.8%
Investment Income Ratio	1.8%		1.5%	3.1%	1.0%		2.7%

	MFS® Global Tactical Allocation— Initial Class	MFS® Investors Trust Series— Initial Class
	2011	2011		2010	2009	2008		2007

Series I Policies (a)
Net Assets	$—	$—		$—	$—	$—		$—
Units Outstanding	—	—		—	—	—		—
Variable Accumulation Unit Value	$—	$—		$—	$—	$—		$—
Total Return	—	—		—	—	—		—
Investment Income Ratio	—	—		—	—	—		—
Series II Policies (b)
Net Assets	$—	$63		$88	$81	$137		$210
Units Outstanding	—	4		5	6	12		12
Variable Accumulation Unit Value	$—	$15.62		$16.00	$14.44	$11.41		$17.09
Total Return	—	(2.4%	)	10.8%	26.6%	(33.2%	)	10.0%
Investment Income Ratio	—	0.9%		1.2%	2.6%	0.8%		0.8%
Series III Policies (c)
Net Assets	$5	$—		$—	$—	$—		$—
Units Outstanding	—	—		—	—	—		—
Variable Accumulation Unit Value	$10.63	$—		$—	$—	$—		$—
Total Return	6.3%	—		—	—	—		—
Investment Income Ratio	2.1%	—		—	—	—		—

Not all Investment Divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a)	Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b)	Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c)	Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

NYLIAC CSVUL Separate Account-I

Lord Abbett Series Fund— Mid-Cap Value Portfolio							LVIP Baron Growth Opportunities Fund— Service Class
2011		2010	2009	2008		2007	2011	2010	2009	2008		2007

$—		$—	$—	$—		$—	$—	$—	$—	$—		$—
—		—	—	—		—	—	—	—	—		—
$—		$—	$—	$—		$—	$—	$—	$—	$—		$—
—		—	—	—		—	—	—	—	—		—
—		—	—	—		—	—	—	—	—		—

$26		$38	$31	$123		$188	$7	$60	$34	$96		$144
2		2	2	11		10	1	6	4	15		13
$16.56		$17.30	$13.83	$10.95		$18.10	$10.05	$9.68	$7.68	$6.60		$10.86
(4.3%	)	25.1%	26.3%	(39.5%	)	0.3%	3.8%	26.1%	16.4%	(39.3%	)	3.1%
0.2%		0.4%	0.2%	1.4%		0.5%	—	—	—	—		—

$4,736		$5,613	$4,235	$4,685		$13,379	$4,363	$3,625	$2,559	$1,885		$2,685
362		412	390	548		945	329	284	253	258		224
$13.08		$13.63	$10.87	$8.58		$14.15	$13.27	$12.76	$10.09	$7.30		$11.99
(4.0%	)	25.4%	26.6%	(39.4%	)	0.6%	4.0%	26.4%	38.3%	(39.1%	)	3.4%
0.2%		0.5%	0.5%	1.1%		0.5%	—	—	—	—		—

MFS® New Discovery Series— Initial Class							MFS® Utilities Series— Initial Class
2011		2010	2009	2008		2007	2011	2010	2009	2008		2007

$—		$—	$—	$—		$—	$—	$—	$—	$—		$—
—		—	—	—		—	—	—	—	—		—
$—		$—	$—	$—		$—	$—	$—	$—	$—		$—
—		—	—	—		—	—	—	—	—		—
—		—	—	—		—	—	—	—	—		—

$—		$—	$—	$—		$—	$75	$71	$119	$73		$28
—		—	—	—		—	4	4	8	7		2
$—		$—	$—	$—		$—	$17.43	$16.36	$14.41	$10.85		$17.45
—		—	—	—		—	6.5%	13.5%	32.9%	(37.8%	)	27.9%
—		—	—	—		—	3.3%	3.7%	4.7%	0.6%		1.3%

$9		$10	$8	$5		$9	$2,265	$1,910	$1,632	$973		$1,258
1		1	1	1		1	116	105	102	81		65
$14.71		$16.39	$12.02	$7.37		$12.14	$19.46	$18.22	$16.01	$12.02		$19.28
(10.3%	)	36.3%	63.2%	(39.3%	)	2.5%	6.8%	13.8%	33.2%	(37.7%	)	27.9%
—		—	—	—		—	3.2%	2.9%	4.4%	1.5%		0.8%

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Net Assets and Units Outstanding in 000’s) (Continued):

	MFS® Value Series— Initial Class
	2011		2010	2009

Series I Policies (a)
Net Assets	$—		$—	$—
Units Outstanding	—		—	—
Variable Accumulation Unit Value	$—		$—	$—
Total Return	—		—	—
Investment Income Ratio	—		—	—
Series II Policies (b)
Net Assets	$—		$—	$—
Units Outstanding	—		—	—
Variable Accumulation Unit Value	$—		$—	$—
Total Return	—		—	—
Investment Income Ratio	—		—	—
Series III Policies (c)
Net Assets	$9,559		$4,499	$2,198
Units Outstanding	719		337	184
Variable Accumulation Unit Value	$13.29		$13.33	$11.95
Total Return	(0.3%	)	11.5%	19.5%
Investment Income Ratio	1.3%		1.5%	1.2%

Oppenheimer Core Bond Fund/VA— Non-Service Shares
	2011	2010	2009	2008		2007

Series I Policies (a)
Net Assets	$—	$—	$—	$—		$—
Units Outstanding	—	—	—	—		—
Variable Accumulation Unit Value	$—	$—	$—	$—		$—
Total Return	—	—	—	—		—
Investment Income Ratio	—	—	—	—		—
Series II Policies (b)
Net Assets	$—	$—	$—	$—		$—
Units Outstanding	—	—	—	—		—
Variable Accumulation Unit Value	$—	$—	$—	$—		$—
Total Return	—	—	—	—		—
Investment Income Ratio	—	—	—	—		—
Series III Policies (c)
Net Assets	$1	$1	$1	$1		$—
Units Outstanding	—	—	—	—		—
Variable Accumulation Unit Value	$9.88	$9.13	$8.12	$7.44		$—
Total Return	8.3%	12.4%	9.0%	(25.6%	)	—
Investment Income Ratio	5.8%	1.6%	—	—		—

Not all Investment Divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a)	Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b)	Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c)	Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

NYLIAC CSVUL Separate Account-I

Neuberger Berman AMT Partners Portfolio— Class I Shares							Oppenheimer Capital Appreciation Fund/VA— Non-Service Shares
2011		2010	2009	2008		2007	2011		2010	2009	2008		2007

$—		$—	$—	$—		$—	$—		$—	$—	$—		$—
—		—	—	—		—	—		—	—	—		—
$—		$—	$—	$—		$—	$—		$—	$—	$—		$—
—		—	—	—		—	—		—	—	—		—
—		—	—	—		—	—		—	—	—		—

$—		$—	$—	$—		$—	$—		$—	$—	$—		$—
—		—	—	—		—	—		—	—	—		—
$—		$—	$—	$—		$—	$—		$—	$—	$—		$—
—		—	—	—		—	—		—	—	—		—
—		—	—	—		—	—		—	—	—		—

$261		$348	$606	$288		$—	$98		$81	$37	$1		$—
32		38	77	57		—	10		8	4	—		—
$8.11		$9.15	$7.91	$5.07		$—	$9.54		$9.65	$8.82	$6.10		$—
(11.4%	)	15.7%	56.1%	(49.3%	)	—	(1.1%	)	9.4%	44.5%	(39.0%	)	—
—		0.5%	2.8%	1.0%		—	0.3%		0.0%	0.2%	—		—

PIMCO Global Bond (Unhedged)— Administrative Class Shares			PIMCO High Yield— Administrative Class Shares		PIMCO Long-Term U.S. Government— Administrative Class Shares
2011	2010	2009	2011	2010	2011	2010	2009		2008	2007

$—	$—	$—	$—	$—	$—	$—	$—		$—	$—
—	—	—	—	—	—	—	—		—	—
$—	$—	$—	$—	$—	$—	$—	$—		$—	$—
—	—	—	—	—	—	—	—		—	—
—	—	—	—	—	—	—	—		—	—

$—	$—	$—	$—	$—	$—	$—	$—		$—	$—
—	—	—	—	—	—	—	—		—	—
$—	$—	$—	$—	$—	$—	$—	$—		$—	$—
—	—	—	—	—	—	—	—		—	—
—	—	—	—	—	—	—	—		—	—

$2,281	$721	$85	$514	$—	$194	$135	$108		$100	$43
168	57	8	45	—	10	9	8		7	4
$13.59	$12.63	$11.31	$11.31	$10.94	$19.07	$14.91	$13.35		$13.97	$11.91
7.6%	11.7%	13.1%	3.4%	9.4%	27.9%	11.7%	(4.4%	)	17.3%	11.9%
2.4%	2.6%	2.6%	6.7%	5.7%	2.7%	3.6%	3.7%		3.8%	—

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Net Assets and Units Outstanding in 000’s) (Continued):

	PIMCO Low Duration— Administrative Class Shares
	2011		2010	2009	2008		2007

Series I Policies (a)
Net Assets	$—		$—	$—	$—		$—
Units Outstanding	—		—	—	—		—
Variable Accumulation Unit Value	$—		$—	$—	$—		$—
Total Return	—		—	—	—		—
Investment Income Ratio	—		—	—	—		—
Series II Policies (b)
Net Assets	$—		$—	$—	$—		$—
Units Outstanding	—		—	—	—		—
Variable Accumulation Unit Value	$10.50		$10.41	$10.12	$10.12		$10.12
Total Return	0.9%		2.9%	—	—		—
Investment Income Ratio	—		—	—	—		—
Series III Policies (c)
Net Assets	$2,808		$2,025	$1,892	$1,318		$415
Units Outstanding	207		151	148	117		37
Variable Accumulation Unit Value	$13.60		$13.45	$12.77	$11.27		$11.31
Total Return	1.1%		5.3%	13.3%	(0.4%	)	7.4%
Investment Income Ratio	1.7%		1.6%	3.5%	4.0%		4.8%

	Royce Micro-Cap Portfolio— Investment Class
	2011		2010	2009	2008		2007

Series I Policies (a)
Net Assets	$—		$—	$—	$—		$—
Units Outstanding	—		—	—	—		—
Variable Accumulation Unit Value	$—		$—	$—	$—		$—
Total Return	—		—	—	—		—
Investment Income Ratio	—		—	—	—		—
Series II Policies (b)
Net Assets	$54		$62	$48	$31		$338
Units Outstanding	4		4	4	4		22
Variable Accumulation Unit Value	$15.59		$17.78	$13.71	$8.70		$15.37
Total Return	(12.3%	)	29.6%	57.6%	(43.4%	)	3.7%
Investment Income Ratio	2.4%		2.0%	—	0.9%		1.3%
Series III Policies (c)
Net Assets	$5,574		$7,509	$2,238	$1,567		$3,369
Units Outstanding	351		416	161	178		218
Variable Accumulation Unit Value	$15.87		$18.05	$13.89	$8.79		$15.49
Total Return	(12.1%	)	30.0%	58.0%	(43.3%	)	4.0%
Investment Income Ratio	2.4%		2.4%	—	2.8%		1.7%

Not all Investment Divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a)	Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b)	Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c)	Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

NYLIAC CSVUL Separate Account-I

PIMCO Real Return— Administrative Class Shares						PIMCO Total Return— Administrative Class Shares
2011	2010	2009	2008		2007	2011	2010	2009	2008	2007

$—	$—	$—	$—		$—	$—	$—	$—	$—	$—
—	—	—	—		—	—	—	—	—	—
$—	$—	$—	$—		$—	$—	$—	$—	$—	$—
—	—	—	—		—	—	—	—	—	—
—	—	—	—		—	—	—	—	—	—

$3	$25	$55	$2		$103	$8	$74	$110	$—	$—
—	2	4	—		9	1	6	9	—	—
$15.05	$13.51	$12.53	$10.61		$11.50	$13.41	$12.98	$12.03	$10.65	$10.65
11.4%	7.8%	18.1%	(7.8%	)	10.4%	3.4%	7.8%	13.0%	—	0.9%
2.7%	1.5%	3.7%	3.8%		4.7%	2.6%	2.4%	5.2%	—	4.7%

$12,694	$10,315	$11,006	$5,606		$4,776	$46,381	$44,048	$39,016	$29,834	$24,413
826	749	864	520		412	2,894	2,847	2,727	2,377	2,039
$15.32	$13.72	$12.69	$10.72		$11.59	$16.03	$15.48	$14.31	$12.55	$11.97
11.7%	8.1%	18.4%	(7.5%	)	10.7%	3.6%	8.1%	14.1%	4.8%	8.8%
2.1%	1.4%	3.0%	3.5%		4.6%	2.6%	2.4%	5.2%	4.4%	4.7%

Royce Small-Cap Portfolio— Investment Class								T. Rowe Price Blue Chip Growth Portfolio
2011		2010	2009	2008		2007		2011	2010	2009	2008		2007

$—		$—	$—	$—		$—		$—	$—	$—	$—		$—
—		—	—	—		—		—	—	—	—		—
$—		$—	$—	$—		$—		$—	$—	$—	$—		$—
—		—	—	—		—		—	—	—	—		—
—		—	—	—		—		—	—	—	—		—

$—		$—	$—	$—		$—		$—	$—	$—	$—		$—
—		—	—	—		—		—	—	—	—		—
$11.26		$11.67	$10.50	$10.50		$10.50		$13.99	$13.81	$12.64	$12.64		$12.64
(3.5%	)	11.1%	—	—		—		1.3%	9.3%	—	—		2.7%
—		—	—	—		—		—	—	—	—		—

$7,402		$8,634	$7,162	$5,087		$3,797		$15,211	$12,317	$8,659	$6,092		$8,877
562		634	634	609		331		1,097	902	738	738		618
$13.16		$13.61	$11.29	$8.35		$11.47		$13.87	$13.66	$11.74	$8.25		$14.36
(3.3%	)	20.5%	35.2%	(27.2%	)	(2.1%	)	1.5%	16.4%	42.2%	(42.5%	)	12.7%
0.3%		0.1%	—	1.0%		0.1%		—	—	—	0.1%		0.5%

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Net Assets and Units Outstanding in 000’s) (Continued):

	T. Rowe Price Equity Income Portfolio
	2011		2010	2009	2008		2007

Series I Policies (a)
Net Assets	$355		$348	$385	$405		$658
Units Outstanding	22		22	27	36		37
Variable Accumulation Unit Value	$15.96		$16.13	$14.06	$11.23		$17.64
Total Return	(1.0%	)	14.7%	25.2%	(36.3%	)	2.5%
Investment Income Ratio	1.7%		1.9%	2.0%	2.3%		1.7%
Series II Policies (b)
Net Assets	$853		$964	$881	$1,078		$2,152
Units Outstanding	62		69	72	111		141
Variable Accumulation Unit Value	$13.84		$13.98	$12.18	$9.72		$15.26
Total Return	(1.0%	)	14.7%	25.3%	(36.3%	)	3.0%
Investment Income Ratio	1.7%		1.9%	2.0%	2.3%		1.8%
Series III Policies (c)
Net Assets	$18,968		$21,486	$16,988	$14,562		$20,879
Units Outstanding	1,454		1,635	1,487	1,604		1,467
Variable Accumulation Unit Value	$13.04		$13.14	$11.42	$9.09		$14.23
Total Return	(0.7%	)	15.0%	25.6%	(36.1%	)	3.3%
Investment Income Ratio	1.7%		2.0%	2.0%	2.4%		1.8%

	T. Rowe Price Limited-Term Bond Portfolio
	2011		2010	2009	2008		2007

Series I Policies (a)
Net Assets	$—		$—	$—	$—		$—
Units Outstanding	—		—	—	—		—
Variable Accumulation Unit Value	$—		$—	$—	$—		$—
Total Return	—		—	—	—		—
Investment Income Ratio	—		—	—	—		—
Series II Policies (b)
Net Assets	$6		$49	$52	$124		$121
Units Outstanding	—		4	4	10		10
Variable Accumulation Unit Value	$13.46		$13.28	$12.92	$11.96		$11.80
Total Return	1.3%		2.8%	8.0%	1.3%		5.2%
Investment Income Ratio	2.5%		2.8%	3.5%	4.0%		4.3%
Series III Policies (c)
Net Assets	$3,796		$3,540	$2,392	$1,862		$1,604
Units Outstanding	293		278	194	163		143
Variable Accumulation Unit Value	$12.94		$12.74	$12.35	$11.41		$11.23
Total Return	1.6%		3.1%	8.3%	1.6%		5.5%
Investment Income Ratio	2.4%		2.8%	3.4%	4.0%		4.2%

Not all Investment Divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a)	Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b)	Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c)	Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

NYLIAC CSVUL Separate Account-I

T. Rowe Price Index 500 Portfolio							T. Rowe Price International Stock Portfolio
2011		2010	2009	2008		2007	2011		2010	2009	2008		2007

$—		$—	$—	$—		$—	$—		$—	$—	$—		$—
—		—	—	—		—	—		—	—	—		—
$—		$—	$—	$—		$—	$—		$—	$—	$—		$—
—		—	—	—		—	—		—	—	—		—
—		—	—	—		—	—		—	—	—		—

$—		$—	$—	$—		$—	$588		$615	$489	$284		$477
—		—	—	—		—	44		40	36	32		27
$—		$—	$—	$—		$—	$13.49		$15.51	$13.59	$8.94		$17.47
—		—	—	—		—	(13.1%	)	14.2%	52.0%	(48.8%	)	12.8%
—		—	—	—		—	1.7%		1.0%	3.1%	2.4%		1.6%

$503		$214	$393	$373		$442	$4,320		$2,297	$1,610	$736		$1,672
43		18	39	46		34	317		147	118	82		96
$11.82		$11.60	$10.13	$8.03		$12.82	$13.61		$15.61	$13.64	$8.95		$17.45
1.8%		14.6%	26.1%	(37.4%	)	5.1%	(12.8%	)	14.5%	52.4%	(48.7%	)	13.0%
1.8%		1.7%	1.9%	2.1%		1.7%	2.8%		1.1%	2.8%	2.0%		1.7%

T. Rowe Price New America Growth Portfolio							T. Rowe Price Personal Strategy Balanced Portfolio
2011		2010	2009	2008		2007	2011		2010	2009	2008		2007

$—		$—	$—	$—		$—	$—		$—	$—	$—		$—
—		—	—	—		—	—		—	—	—		—
$—		$—	$—	$—		$—	$—		$—	$—	$—		$—
—		—	—	—		—	—		—	—	—		—
—		—	—	—		—	—		—	—	—		—

$—		$—	$—	$—		$247	$—		$—	$—	$—		$—
—		—	—	—		18	—		—	—	—		—
$15.48		$15.69	$14.07	$14.07		$13.85	$—		$—	$—	$—		$—
(1.3%	)	11.5%	—	1.6%		13.3%	—		—	—	—		—
—		—	—	—		—	—		—	—	—		—

$5,888		$4,768	$2,355	$1,886		$2,665	$16,256		$29,287	$25,168	$16,427		$13,558
408		327	193	232		202	1,106		1,987	1,941	1,675		969
$14.42		$14.58	$12.18	$8.13		$13.17	$14.69		$14.74	$12.96	$9.81		$13.99
(1.1%	)	19.7%	49.8%	(38.2%	)	13.8%	(0.3%	)	13.7%	32.1%	(29.9%	)	7.6%
0.2%		0.2%	—	—		—	1.8%		2.3%	2.1%	2.6%		2.1%

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Net Assets and Units Outstanding in 000’s) (Continued):

	TOPS™ Protected Growth ETF Portfolio— Class 2 Shares	UIF Emerging Markets Debt Portfolio— Class I
	2011	2011	2010	2009	2008		2007

Series I Policies (a)
Net Assets	$—	$—	$—	$—	$—		$—
Units Outstanding	—	—	—	—	—		—
Variable Accumulation Unit Value	$—	$—	$—	$—	$—		$—
Total Return	—	—	—	—	—		—
Investment Income Ratio	—	—	—	—	—		—
Series II Policies (b)
Net Assets	$—	$67	$85	$86	$91		$132
Units Outstanding	—	4	5	6	8		10
Variable Accumulation Unit Value	$—	$17.14	$16.05	$14.66	$11.29		$13.31
Total Return	—	6.8%	9.5%	29.9%	(15.2%	)	6.3%
Investment Income Ratio	—	3.1%	4.1%	7.8%	7.0%		7.3%
Series III Policies (c)
Net Assets	$5,073	$3,088	$1,988	$1,626	$907		$600
Units Outstanding	502	166	114	102	74		42
Variable Accumulation Unit Value	$10.10	$18.66	$17.43	$15.88	$12.20		$14.35
Total Return	1.0%	7.0%	9.7%	30.2%	(15.0%	)	6.5%
Investment Income Ratio	—	4.4%	4.6%	6.7%	7.7%		7.3%

	Van Eck VIP Global Bond Fund— Initial Class
	2011	2010	2009	2008	2007

Series I Policies (a)
Net Assets	$—	$—	$—	$—	$—
Units Outstanding	—	—	—	—	—
Variable Accumulation Unit Value	$—	$—	$—	$—	$—
Total Return	—	—	—	—	—
Investment Income Ratio	—	—	—	—	—
Series II Policies (b)
Net Assets	$6	$50	$27	$—	$—
Units Outstanding	—	4	2	—	—
Variable Accumulation Unit Value	$12.83	$11.90	$11.23	$—	$—
Total Return	7.9%	5.9%	12.3%	—	—
Investment Income Ratio	15.7%	2.5%	—	—	—
Series III Policies (c)
Net Assets	$1,250	$976	$13	$4	$—
Units Outstanding	97	82	1	—	—
Variable Accumulation Unit Value	$12.94	$11.97	$11.27	$10.63	$10.26
Total Return	8.1%	6.2%	6.0%	3.6%	—
Investment Income Ratio	7.4%	0.1%	2.3%	1.5%	—

Not all Investment Divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a)	Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b)	Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c)	Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

NYLIAC CSVUL Separate Account-I

UIF Emerging Markets Equity Portfolio— Class I							UIF U.S. Real Estate Portfolio— Class I
2011		2010	2009	2008		2007	2011		2010	2009	2008		2007

$200		$428	$—	$—		$80	$—		$—	$—	$—		$—
9		15	—	—		2	—		—	—	—		—
$22.91		$28.10	$23.68	$13.98		$32.35	$—		$—	$—	$—		$—
(18.5%	)	18.7%	69.3%	(56.8%	)	39.5%	—		—	—	—		—
0.4%		0.8%	—	—		0.5%	—		—	—	—		—

$71		$111	$110	$139		$572	$69		$111	$104	$283		$466
4		5	6	14		25	3		5	6	20		21
$16.56		$20.30	$17.10	$10.09		$23.32	$24.35		$23.04	$17.78	$13.88		$22.41
(18.4%	)	18.7%	69.4%	(56.7%	)	40.1%	5.7%		29.6%	28.0%	(38.0%	)	(17.3%	)
0.4%		0.7%	—	—		0.1%	0.7%		2.4%	2.2%	3.3%		0.9%

$9,866		$12,440	$8,690	$3,985		$7,958	$7,314		$9,056	$8,454	$7,663		$11,399
479		494	411	320		278	364		477	579	675		622
$20.60		$25.19	$21.16	$12.46		$28.72	$20.11		$18.98	$14.61	$11.38		$18.32
(18.2%	)	19.0%	69.8%	(56.6%	)	40.5%	5.9%		30.0%	28.4%	(37.9%	)	(17.1%	)
0.4%		0.6%	—	—		0.4%	0.8%		2.0%	3.1%	3.7%		1.2%

Van Eck VIP Global Hard Assets— Initial Class							Van Eck VIP Multi-Manager Alternatives— Initial Class
2011		2010	2009	2008		2007	2011		2010	2009	2008		2007

$—		$—	$—	$—		$—	$—		$—	$—	$—		$—
—		—	—	—		—	—		—	—	—		—
$—		$—	$—	$—		$—	$—		$—	$—	$—		$—
—		—	—	—		—	—		—	—	—		—
—		—	—	—		—	—		—	—	—		—

$—		$—	$—	$—		$—	$—		$—	$—	$—		$—
—		—	—	—		—	—		—	—	—		—
$—		$—	$—	$—		$—	$—		$—	$—	$—		$—
—		—	—	—		—	—		—	—	—		—
—		—	—	—		—	—		—	—	—		—

$2,187		$2,057	$152	$16		$—	$46		$225	$188	$296		$306
271		213	20	3		—	4		19	17	31		27
$8.06		$9.64	$7.46	$4.74		$—	$11.40		$11.66	$11.11	$9.76		$11.23
(16.5%	)	29.2%	57.5%	(52.6%	)	—	(2.3%	)	5.0%	13.9%	(13.1%	)	4.1%
1.0%		0.2%	0.1%	—		—	0.8%		—	0.4%	0.1%		0.6%

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of New York Life Insurance and Annuity Corporation

and the Corporate Sponsored Variable Universal Life Separate Account-I Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the investment divisions listed in Note 1 of the New York Life Insurance and Annuity Corporation Corporate Sponsored Variable Universal Life Separate Account-I as of December 31, 2011, the results of each of their operations, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as “financial statements”) are the responsibility of New York Life Insurance and Annuity Corporation management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments by correspondence with the custodian at December 31, 2011, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 17, 2012

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED FINANCIAL STATEMENTS

(GAAP Basis)

December 31, 2011 and 2010

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED BALANCE SHEET

	December 31,
	2011	2010
	(In millions)
ASSETS
Fixed maturities, at fair value
Available-for-sale (includes securities pledged as collateral that can be sold or repledged of $452 in 2011 and 2010)	$69,692	$64,295
Trading securities	147	96
Equity securities, at fair value
Available-for-sale	177	23
Trading securities	2	3
Mortgage loans, net of allowances	7,152	5,805
Policy loans	848	822
Securities purchased under agreements to resell	90	146
Investments in affiliates	1,637	1,047
Other investments	1,230	1,159

Total investments	80,975	73,396
Cash and cash equivalents	520	761
Deferred policy acquisition costs	2,873	3,429
Interest in annuity contracts	5,720	5,454
Amounts recoverable from reinsurer
Affiliated	7,345	7,095
Unaffiliated	278	255
Other assets	1,233	1,121
Separate account assets	18,955	18,759

Total assets	$117,899	$110,270

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Policyholders’ account balances	$63,049	$60,656
Future policy benefits	9,352	6,937
Policy claims	282	231
Obligations under structured settlement agreements	5,720	5,454
Amounts payable to reinsurer
Affiliated	6,389	6,148
Unaffiliated	41	37
Other liabilities	3,182	2,688
Separate account liabilities	18,955	18,759

Total liabilities	106,970	100,910

Stockholder’s Equity
Capital stock — par value $10,000 (20,000 shares authorized, 2,500 issued and outstanding)	25	25
Additional paid in capital	3,928	3,628
Accumulated other comprehensive income	1,904	1,000
Retained earnings	5,072	4,707

Total stockholder’s equity	10,929	9,360

Total liabilities and stockholder’s equity	$117,899	$110,270

The accompanying notes are an integral part of the consolidated financial statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENT OF INCOME

	Year Ended December 31,
	2011	2010	2009
	(In millions)
Revenues
Premiums	$2,427	$1,892	$1,797
Fees-universal life and annuity policies	838	731	635
Net investment income	3,597	3,567	3,265
Net investment (losses) gains
Total other-than-temporary impairments on fixed maturity securities	(122)	(172)	(397)
Total other-than-temporary impairments on fixed maturity securities recognized in accumulated other comprehensive income	14	57	241
All other net investment gains	93	124	71

Total net investment (losses) gains	(15)	9	(85)
Net revenue from reinsurance	82	218	145
Other income	55	47	41

Total revenues	6,984	6,464	5,798

Expenses
Interest credited to policyholders’ account balances	2,415	2,217	2,068
Increase in liabilities for future policy benefits	1,953	1,467	1,480
Policyholder benefits	867	674	502
Operating expenses	1,274	1,247	954

Total expenses	6,509	5,605	5,004

Income before income taxes	475	859	794
Income tax expense	110	208	260

Net income	$365	$651	$534

The accompanying notes are an integral part of the consolidated financial statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENT OF STOCKHOLDER’S EQUITY

Years Ended December 31, 2011, 2010 and 2009

(In millions)

			Accumulated Other Comprehensive Income (Loss)
	Capital Stock	Additional Paid In Capital	Net Unrealized Investment Gains (Losses)	Net Unrealized Gains (Losses) on Other-Than Temporarily Impaired Fixed Maturity Investments	Retained Earnings	Total Stockholder’s Equity
Balance at December 31, 2008	$25	$2,628	$(2,137)	$—	$3,474	$3,990
Cumulative effect of change in accounting principle, net of related offsets and income tax			(40)	(8)	48	—

Balance at January 1, 2009, as adjusted	$25	$2,628	$(2,177)	$(8)	$3,522	$3,990
Comprehensive income:
Net income					534	534
Other comprehensive income
Unrealized investment gains (losses), net of related offsets, reclassification adjustments and income taxes			2,360	(64)		2,296

Total comprehensive income						2,830
Capital Contribution		1,000				1,000

Balance at December 31, 2009	$25	$3,628	$183	$(72)	$4,056	$7,820
Comprehensive income:
Net income					651	651
Other comprehensive income
Unrealized investment gains, net of related offsets, reclassification adjustments and income taxes			875	14		889

Total comprehensive income						1,540

Balance at December 31, 2010	$25	$3,628	$1,058	$(58)	$4,707	$9,360
Comprehensive income:
Net income					365	365
Other comprehensive income
Unrealized investment gains, net of related offsets, reclassification adjustments and income taxes			901	3		904

Total comprehensive income						1,269
Capital Contribution		300				300

Balance at December 31, 2011	$25	$3,928	$1,959	$(55)	$5,072	$10,929

The accompanying notes are an integral part of the consolidated financial statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENT OF CASH FLOWS

	Year Ended December 31,
	2011	2010	2009
	(In millions)
Cash Flows from Operating Activities:
Net income	$365	$651	$534
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Depreciation and amortization	11	(8)	(26)
Net capitalization of deferred policy acquisition costs	(23)	(83)	(403)
Universal life and annuity fees	(623)	(570)	(529)
Interest credited to policyholders’ account balances	2,415	2,217	2,068
Net investment losses (gains)	15	(9)	85
Equity in earnings of limited partnerships	6	(22)	(25)
Deferred income taxes	(138)	72	53
Net revenue from intercompany reinsurance	(1)	(1)	(35)
Net change in unearned revenue liability	25	36	42
Changes in:
Other assets and other liabilities	200	(225)	34
Reinsurance (payables) recoverables	(1)	(52)	12
Policy claims	51	(6)	44
Future policy benefits	1,955	1,476	1,482

Net cash provided by operating activities	4,257	3,476	3,336

Cash Flows from Investing Activities:
Proceeds from:
Sale of available-for-sale fixed maturities	16,284	22,448	19,475
Maturity of available-for-sale fixed maturities	2,504	1,573	1,176
Sale of equity securities	120	40	1,526
Repayment of mortgage loans	657	996	625
Sale of other investments	3,083	3,615	460
Sale of trading securities	35	22	16
Cost of:
Available-for-sale fixed maturities acquired	(21,514)	(29,262)	(31,579)
Equity securities acquired	(282)	(11)	(369)
Mortgage loans acquired	(2,010)	(1,055)	(803)
Acquisition of other investments	(3,873)	(3,854)	(966)
Acquisition of trading securities	(86)	(73)	—
Securities purchased under agreements to resell	56	26	13
Cash collateral (paid) received on derivatives	(10)	—	13
Policy loans (net)	(27)	(18)	(57)

Net cash used in investing activities	(5,063)	(5,553)	(10,470)

Cash Flows from Financing Activities:
Policyholders’ account balances:
Deposits	6,187	7,756	10,396
Withdrawals	(4,817)	(4,467)	(4,415)
Net transfers to the separate accounts	(806)	(567)	(29)
Decrease in loaned securities	—	—	(736)
Securities sold under agreements to repurchase (net)	(68)	(353)	499
Net (paydowns) proceeds from debt	(11)	(52)	65
Change in book and bank overdrafts	(12)	17	(22)
Cash collateral (paid) received on derivatives	(30)	14	79
Capital contribution from parent	123	—	877

Net cash provided by financing activities	566	2,348	6,714

Effect of exchange rate changes on cash and cash equivalents	(1)	3	—

Net (decrease) increase in cash and cash equivalents	(241)	274	(420)
Cash and cash equivalents, beginning of year	761	487	907

Cash and cash equivalents, end of year	$520	$761	$487

The accompanying notes are an integral part of the consolidated financial statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(GAAP BASIS)

DECEMBER 31, 2011, 2010 AND 2009

NOTE 1 — NATURE OF OPERATIONS

New York Life Insurance and Annuity Corporation (the “Company”), domiciled in the State of Delaware, is a direct, wholly owned subsidiary of New York Life Insurance Company (“New York Life”). The Company’s primary business operations are its Insurance and Investment Groups. The Company offers a wide variety of interest sensitive and variable life insurance and annuity products to a large cross section of the insurance market. The Company markets its products in all 50 of the United States, and the District of Columbia, primarily through New York Life’s agency force with certain products also marketed through independent brokers and brokerage general agents.

Basis of Presentation

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and reflect the consolidation with majority owned and controlled limited liability companies, as well as a variable interest entity in which the Company is considered the primary beneficiary. All intercompany transactions have been reconciled in consolidation.

Certain amounts in prior years have been reclassified to conform to the current year presentation. These reclassifications had no effect on net income or stockholder’s equity as previously reported.

The Delaware State Insurance Department (“the Department”) recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Delaware State Insurance Law. Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP (refer to Note 17 — Statutory Financial Information for further discussion).

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs (“DAC”) and related amortization; valuation of investments including derivatives and recognition of other-than-temporary impairments (“OTTI”); future policy benefits including guarantees; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Investments

Fixed maturity investments classified as available-for-sale or trading are reported at fair value. For a discussion on valuation methods for fixed maturity securities reported at fair value, refer to Note 15 — Fair Value Measurements. The amortized cost of fixed maturity securities is adjusted for amortization of premium and accretion of discounts. Interest income, as well as the related amortization of premium and accretion of discount, is included in net investment income in the accompanying Consolidated Statement of Income.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Unrealized gains and losses on available-for-sale securities are reported in net unrealized investment gains (losses) in accumulated other comprehensive income (“AOCI”), net of deferred taxes and related adjustments, in the accompanying Consolidated Balance Sheet. Unrealized gains and losses from fixed maturity investments classified as trading are reflected in net investment gains (losses) in the accompanying Consolidated Statement of Income.

Included within fixed maturity investments are mortgage-backed and asset-backed securities. Amortization of the premium or accretion of discount from the purchase of these securities considers the estimated timing and amount of cash flows of the underlying loans, including prepayment assumptions based on data obtained from external sources or internal estimates. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above at date of acquisition), projected future cash flows are updated monthly, and the amortized cost and effective yield of the securities are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For mortgage-backed and asset-backed securities that are not of high credit quality (those rated below AA at date of acquisition), certain floating rate securities and securities with the potential for a loss of a portion of the original investment due to contractual prepayments (i.e. interest only securities), the effective yield is adjusted prospectively for any changes in estimated cash flows.

The cost basis of fixed maturity securities are adjusted for impairments in value deemed to be other-than-temporary, and a realized loss is recognized in net investment gains (losses) in the accompanying Consolidated Statement of Income. The new cost basis is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an OTTI, impaired fixed maturity securities are accounted for as if purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods based on prospective changes in cash flow estimates, to reflect adjustments to the effective yield.

Factors considered in evaluating whether a decline in value is other-than-temporary include: (i) whether the decline is substantial; (ii) the duration of time that the fair value has been less than cost; and (iii) the financial condition and near-term prospects of the issuer. Mortgage-backed and asset-backed securities rated below AA at acquisition, when the fair value is below amortized cost and there are negative changes in estimated future cash flows are deemed other-than-temporary impaired securities.

With respect to fixed maturities in an unrealized loss position, an OTTI is recognized in earnings when it is anticipated that the amortized cost will not be recovered. The entire difference between the fixed maturity security’s cost and its fair value is recognized in earnings only when either the Company (i) has the intent to sell the fixed maturity security or (ii) more likely than not will be required to sell the fixed maturity security before its anticipated recovery. If this condition does not exist, an OTTI would be recognized in earnings (“credit loss”) for the difference between the amortized cost basis of the fixed maturity and the present value of projected future cash flows expected to be collected. The difference between the fair value and the present value of projected future cash flows expected to be collected represents the portion of OTTI related to other-than credit factors (“non-credit loss”) and is recognized in other comprehensive income or loss (“OCI”). The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the fixed maturity prior to impairment.

The determination of cash flow estimates in the net present value is subjective and methodologies will vary, depending on the type of security. The Company considers all information relevant to the collectability of the security, including past events, current conditions and reasonably supportable assumptions and forecasts in developing the estimate of cash flows expected to be collected. This information generally includes, but may not be limited to, the remaining payment terms of the security, estimated prepayment speeds, defaults and recoveries upon liquidation of the underlying collateral securing the notes, the financial condition of the issuer(s), credit

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

enhancements and other third-party guarantees. In addition, other information, such as industry analyst reports and forecasts, sector credit ratings, the financial condition of the bond insurer for insured fixed income securities and other market data relevant to the collectability may also be considered, as well as the expected timing of the receipt of insured payments, if any. The estimated fair value of the collateral may be used to estimate recovery value if the Company determines that the security is dependent on the liquidation of the collateral for recovery.

For the non-agency residential mortgage-backed security (“RMBS”) portfolio, the Company updates cash flow projections quarterly. The projections are determined for each security based upon the evaluation of prepayment, delinquency and default rates for the pool of mortgages collateralizing each security, and the projected impact on the course of future prepayments, defaults and loss in the pool of mortgages, but do not include market prices. As a result, forecasts may change from period to period and additional impairments may be recognized over time as a result of deterioration in the fundamentals of a particular security or group of securities and/or a continuation of heightened mortgage defaults for a period longer than the assumptions used in the previous forecasts. Both qualitative and quantitative factors are used in creating the Company’s non-agency RMBS cash flow models. As such, any estimate of impairments is subject to the inherent limitation on the Company’s ability to predict the aggregate course of future events. It should, therefore, be expected that actual losses may vary from any estimate and the Company may recognize additional OTTI.

Equity securities are carried at fair value. For a discussion on valuation methods for equity securities refer to Note 15 — Fair Value Measurements. Unrealized gains and losses on equity securities classified as available-for-sale are reflected in net unrealized investment gains or losses in AOCI, net of deferred taxes and related adjustments, in the accompanying Consolidated Balance Sheet. Unrealized gains and losses from investments in equity securities classified as trading are reflected in net investment gains or losses in the accompanying Consolidated Statement of Income.

Factors considered in evaluating whether a decline in value of an available-for-sale equity security is other than temporary include: i) whether the decline is substantial; ii) the duration that the fair value has been less than cost; and iii) the financial condition and near-term prospects of the issuer. For equity securities, the Company also considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost. When it is determined that a decline in value is other-than-temporary, the cost basis of the equity security is reduced to its fair value, with the associated realized loss reported in net investment gains or losses in the accompanying Consolidated Statement of Income. The new cost basis is not adjusted for subsequent increases in estimated fair value.

Mortgage loans on real estate are carried at unpaid principal balances, net of discounts/premiums and valuation allowances, and are secured. Specific valuation allowances are established for the excess carrying value of the mortgage loan over the estimated fair value of the collateral, when it is probable that based on current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Fair value of the collateral is updated triennially unless a more current appraisal is warranted. The Company also has a general valuation allowance for probable incurred but not specifically identified losses. The general valuation allowance is determined by applying a factor against the commercial and residential mortgage loan portfolios, excluding loans for which a specific allowance has already been recorded, to estimate potential losses in each portfolio. The general allowance factor for the commercial mortgage loan portfolio is based on the Company’s historical loss experience as well as industry data regarding commercial loan delinquency rates. The Company analyzes industry data regarding specific credit risk based on geographic locations and property types as well as probability of default, timing of default and loss severity for each loan in a given portfolio. The general allowance factor for the residential mortgage loan portfolio takes into account loan-to-value ratios (“LTV”) of the portfolio, as well as expected defaults and loss severity of loans deemed to be delinquent.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

For commercial and residential mortgage loans, the Company accrues interest income on loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. The Company places loans on non-accrual status and ceases to recognize interest income when management determines that collection of interest and repayment of principal is not probable. Any accrued, but uncollected, interest is reversed out of interest income once a loan is put on non-accrual status. Interest payments received on loans where interest payments have been deemed uncollectible are recognized on a cash basis and recorded as interest income.

Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring (“TDR”). The Company assesses loan modifications on a case-by-case basis to evaluate whether a TDR has occurred. A specific valuation allowance is established for mortgage loans restructured in a TDR for the excess carrying value of the mortgage loan over the estimated fair value of the collateral.

Policy loans are stated at the aggregate balance due. A valuation allowance is established for policy loan balances, including capitalized interest that exceeds the related policy’s cash surrender value.

Investment in Affiliates consists of the Company’s investment in the New York Life Short Term Fund (“STIF”) and The Madison Capital Funding LLC (“MCF”) Loan Agreement. For further discussion refer to Note 4 — Investments.

Other investments consist primarily of direct investments in limited partnerships and limited liability companies, derivatives (see discussion on Derivative Financial Instruments below), short-term investments, real estate and senior secured commercial loans. Investments in limited partnerships and limited liability companies are accounted for using the equity method of accounting. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are carried at fair value. Investments in real estate, which the Company has the intent to hold for the production of income, are carried at depreciated cost, net of write-downs for other-than-temporary declines in fair value. Properties held-for-sale are carried at the lower of depreciated cost or fair value, less estimated selling costs and are not further depreciated once classified as such.

In many cases, limited partnerships and limited liability companies that the Company invests in qualify as investment companies and apply specialized accounting practices, which result in unrealized gains and losses being recorded in the accompanying Consolidated Statement of Income. The Company retains this specialized accounting practice in consolidation. For consolidated limited partnerships, the underlying investments, which may consist of various classes of assets, are aggregated and stated at fair value in other investments in the accompanying Consolidated Balance Sheet. For limited partnerships accounted for under the equity method, the unrealized gains and losses from the underlying investments are reported in net investment income in the accompanying Consolidated Statement of Income.

Senior secured commercial loans that management has the intent and ability to hold until maturity or payoff are reported at their outstanding unpaid principal balances reduced by any charge-off or loss reserve and net of any deferred fees on originated loans, or unamortized premiums or discounts on purchased loans. The Company assesses its loans on a monthly basis for collectability in light of historical experience, the nature and volume of the loan portfolio, adverse situations that may affect the borrower’s ability to repay and prevailing economic conditions. Specific loans are considered for impairment when it is probable that the Company will be unable to collect the scheduled payments of principal and interest when due according to the contractual terms of the loan agreement. Factors considered by management in determining impairment include payment status and the financial condition of the borrower. Impaired loan measurement may be based on the present value of expected future cash flows discounted at the loan’s measurement effective interest rate, at the loan’s observable market

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

price or the fair value of the collateral if the loan is collateral dependent. A loss reserve is established for the calculated impairment. A general valuation allowance for probable incurred but not specifically identified losses is determined for the remainder of the portfolio. These loans are assigned internal risk ratings and the Company utilizes a specific reserve percentage for each category of risk rating. The loss reserve rate is multiplied by outstanding debt in each related risk category to determine the general reserve on these loans.

Net investment gains or losses on sales are generally computed using the specific identification method.

Cash equivalents include investments that have remaining maturities of three months or less at date of purchase and are carried at fair value.

Derivative Financial Instruments

Derivative financial instruments are accounted for at fair value. The treatment of changes in the fair value of derivatives depends on the characteristics of the transaction, including whether it has been designated and qualifies as part of a hedging relationship. Derivatives that do not qualify for hedge accounting are carried at fair value with changes in value included in net investment gains (losses) in the accompanying Consolidated Statement of Income.

To qualify as a hedge, the hedge relationship is designated and formally documented at inception by detailing the particular risk management objective and strategy for the hedge. This includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed and measured. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value, or cash flows, for the risk being hedged. The hedging relationship is considered highly effective if the changes in fair value or discounted cash flows of the hedging instrument are within 80% and 125% of the inverse changes in the fair value or discounted cash flows of the hedged item. The Company formally assesses effectiveness of its hedging relationships both at the hedge inception and on a quarterly basis in accordance with its risk management policy.

The Company discontinues hedge accounting prospectively if: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expired or is sold, terminated or exercised; (iii) the derivative is de-designated as a hedge instrument; (iv) it is probable that the forecasted transaction will not occur, or (v) management determines that designation of the derivative as a hedge instrument is no longer appropriate. The Company continually assesses the credit standing of the derivative counterparty and if the counterparty is deemed to be no longer creditworthy, the hedge will no longer be effective. As a result, the Company will prospectively discontinue hedge accounting.

The Company receives collateral on derivative transactions, which is included in other liabilities in the accompanying Consolidated Balance Sheet, to mitigate its risk of loss (refer to Note 12 — Derivative Financial Instruments and Risk Management.

Fair Value Hedges

The Company designates and accounts for the following as fair value hedges when they have met the requirements of authoritative guidance related to derivatives and hedging: (i) interest rate swaps to convert fixed rate investments to floating rate investments and (ii) equity swaps to hedge the market price risk for common stock investments.

For fair value hedges, the Company generally uses a qualitative assessment to assess hedge effectiveness, which matches the critical terms of the derivative with the underlying hedged item. For fair value hedges of equity investments, the Company uses regression analysis, which measures the correlation to the equity exposure being hedged. For fair value hedges, in which derivatives hedge the fair value of assets, changes in the fair value of derivatives are reflected in net investment gains and losses, together with changes in the fair value of the related hedged item. The Company’s fair value hedges primarily hedge fixed maturity securities.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Cash Flow Hedges

The Company designates and accounts for the following as cash flow hedges, when they have met the requirements of the authoritative guidance related to derivatives and hedging: (i) interest rate swaps to convert floating rate investments to fixed rate investments; (ii) interest rate swaps to convert floating rate liabilities into fixed rate liabilities and (iii) interest rate swaps to hedge the interest rate risk associated with forecasted transactions.

For cash flow hedges in which derivatives hedge the variability of cash flows related to variable rate available-for-sale securities and available-for-sale securities that are exposed to foreign exchange risk, the accounting treatment depends on the effectiveness of the hedge. To the extent the derivatives are effective in offsetting the variability of the hedged cash flows; changes in the derivatives’ fair value will not be included in current earnings but are reported in OCI. These changes in fair value will be included in net investment gains (losses) or net investment income of future periods when earnings are also affected by the variability of the hedged cash flows. For hedges of assets or liabilities that are subject to transaction gains and losses under the authoritative guidance related to foreign currency, the change in fair value relative to the change in spot rates during the reporting period is reclassified and reported with the transaction gain or loss of the asset or liability being hedged. To the extent these derivatives are not effective, changes in their fair values are immediately included in earnings in net investment gains (losses).

The assessment of hedge effectiveness for cash flow hedges of interest rate risk excludes amounts relating to risks other than exposure to the benchmark interest rate. The Company uses either the short-cut method, if appropriate, or regression analysis to assess hedge effectiveness to changes in the benchmark interest rate. The change in variable cash flows method is used to measure hedge ineffectiveness when appropriate.

For cash flow hedges of forecasted transactions, hedge accounting is discontinued when it is probable that a forecasted transaction will not occur. In these cases, the derivative will continue to be carried on the balance sheet at its fair value, and gains and losses that were in AOCI will be recognized immediately in net investment gains (losses). When the hedged forecasted transaction is no longer probable, but is reasonably possible, the accumulated gain or loss remains in OCI and will be recognized when the transaction affects net income; however, prospective hedge accounting for the transaction is terminated. In all other cash flow hedge situations in which hedge accounting is discontinued, the gains and losses that were accumulated in OCI will be recognized immediately in net investment gains (losses) and the derivative will be carried at its fair value on the balance sheet, with changes in its fair value recognized in current period net investment gains (losses).

Embedded Derivatives

The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the balance sheet at fair value and changes in their fair value are recorded currently in earnings. In certain instances, the Company may elect to carry the entire contract on the balance sheet at fair value.

For further information on the Company’s derivative instruments and related hedged items and their effect on the Company’s financial position, financial performance and cash flows refer to Note 12 — Derivative Financial Instruments and Risk Management.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Variable Interest Entities (“VIEs”)

In the normal course of its investment activities, the Company enters into relationships with various special purpose entities (“SPEs”) and other entities that are deemed to be VIEs. A VIE is an entity that either (i) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control activities of the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (ii) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. If the Company determines that it is the VIE’s primary beneficiary, it is required to consolidate the VIE.

The Company is the primary beneficiary of a VIE if the Company has (i) the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and (ii) the obligation to absorb losses of or the right to receive benefits from the entity that could be potentially significant to the VIE. If both conditions are present, the Company is required to consolidate the VIE.

This authoritative guidance is deferred indefinitely for certain entities that have the attributes of investment companies, with the exception of securitizations, asset-backed financings, collateralized structure and former qualifying SPEs. In addition, entities are not eligible for the deferral if any obligation to fund losses or guarantee performance exists. In accordance with the deferral provisions, the Company is the primary beneficiary and is required to consolidate the VIE if it stands to absorb a majority of the VIE’s expected losses or to receive a majority of the VIE’s expected residual returns, or both.

Loaned Securities and Repurchase Agreements

The Company enters into securities lending agreements whereby certain investment securities are loaned to third-parties for the purpose of enhancing income on certain securities held. Securities loaned are treated as financing arrangements, and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company requires initial collateral, usually in the form of cash, equal to 102% of the fair value of domestic securities loaned. If foreign securities are loaned and the denomination of the collateral is other than the denomination of the currency of the loaned securities, then the initial required collateral is 105% of the face value. The Company monitors the fair value of securities loaned with additional collateral obtained as necessary.

The Company enters into agreements to purchase and resell securities, and agreements to sell and repurchase securities for the purpose of enhancing income on the securities portfolio. Securities purchased under agreements to resell are treated as investing activities and are carried at fair value, including accrued interest. It is the Company’s policy to generally take possession, or control, of the securities purchased under these agreements to resell. However, for tri-party repurchase agreements, the Company’s designated custodian takes possession of the underlying collateral securities. Securities purchased under agreement to resell are reflected separately in the accompanying Consolidated Balance Sheet.

Under agreements to sell and repurchase securities, the Company obtains the use of funds from a broker for generally one month. Assets to be repurchased are the same, or substantially the same, as the assets transferred. Securities sold under agreements to repurchase are treated as financing arrangements. Collateral received is invested in short-term investments with an offsetting collateral liability. The liability is included in other liabilities in the accompanying Consolidated Balance Sheet.

The fair value of the securities to be repurchased or resold is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Deferred Policy Acquisition Costs

The costs of acquiring new and maintaining renewal business and certain costs of issuing policies that vary with and are primarily related to the production of new and renewal business have been deferred and recorded as an asset in the accompanying Consolidated Balance Sheet. These costs consist primarily of commissions, certain expenses of underwriting and issuing contracts and certain agency expenses.

For universal life and deferred annuity contracts, such costs are amortized in proportion to estimated gross profits over the estimated effective life of those contracts. Changes in assumptions for all policies and contracts are reflected as retroactive adjustments in the current year’s amortization. For these contracts the carrying amount of DAC is adjusted at each balance sheet date as if the unrealized investment gains or losses had been realized and included in the gross margins or gross profits used to determine current period amortization. The increase or decrease in DAC, due to unrealized investment gains or losses, is recorded in OCI.

For single premium immediate annuities with life contingencies, all acquisition costs are charged to expense immediately because generally all premiums are received at the inception of the contract.

The Company assesses internal replacements to determine whether such modifications significantly change the contract terms. When the modification substantially changes the contract, DAC is written-off immediately through income and only new deferrable expenses associated with the replacements are deferred. DAC written-off at the date of lapse cannot be restored when a policy subsequently reinstates. If the contract modifications do not substantially change the contract, DAC amortization on the original policy will continue and any acquisition costs associated with the related modification are expensed.

Sales Inducements

For some deferred annuity products, the Company offers policyholders a bonus equal to a specified percentage of the policyholder’s initial deposit and additional credits to the policyholder’s account value related to minimum accumulation benefits, which are considered sales inducements in certain instances. The Company also offers enhanced crediting rates on certain dollar cost averaging programs related to its deferred annuity products. The Company defers these aforementioned sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. Deferred sales inducements are reported in other assets in the accompanying Consolidated Balance Sheet.

Intangible Assets

The Company holds an intangible asset with a finite life is amortized over its useful life. Intangible assets with a finite useful life are tested for impairment when facts and circumstances indicate that its carrying amount may not be recoverable, and an impairment loss is recognized when the carrying amount of an asset exceeds the estimated undiscounted cash flows attributable to the asset. The amount of the impairment loss to be recorded is calculated by the excess of the asset’s carrying value over its fair value.

Fair value is generally determined using discounted cash flow analysis using assumptions that a market participant would use.

All intangible assets are reported in other assets in the accompanying Consolidated Balance Sheet.

Policyholders’ Account Balances

The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

account balance. This liability also includes amounts that have been assessed to compensate the insurer for services to be performed over future periods, and the fair value of embedded derivatives in the above contracts (refer to Note 6 — Policyholders’ Liabilities).

Future Policy Benefits

The Company’s liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality, less the present value of future net premiums. For non-participating traditional life insurance and annuity products, expected mortality and lapse or surrender are generally based on the Company’s historical experience or standard industry tables including a provision for the risk of adverse deviation. Interest rate assumptions are based on factors such as market conditions and expected investment returns. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. If experience is less favorable than assumed and future losses are projected under loss recognition testing, then additional liabilities may be required, resulting in a charge to increase in liabilities for future policy benefits in the accompanying Consolidated Income Statement. The Company does not establish loss reserves until a loss has occurred.

The Company’s liability for future policy benefits also includes liabilities for guarantee benefits related to certain non-traditional long-duration life and annuity contracts, which are discussed more fully in Note 6 —  Policyholders’ Liabilities.

Policy Claims

The Company’s liability for policy claims includes a liability for unpaid claims and claim adjustment expenses. Unpaid claims and claim adjustment expenses include estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date.

Debt

Debt is generally carried at unpaid principal balance and is included in other liabilities in the accompanying Consolidated Balance Sheet. Refer to Note 15 – Fair Value Measurements for discussion on the fair value of debt.

Separate Account Assets and Liabilities

The Company has separate accounts, some of which are registered with the Securities and Exchange Commission (“SEC”) and others that are not registered with the SEC. The Company reports separately, as separate account assets and separate account liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company’s general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The separate accounts have varying investment objectives, are segregated from the Company’s general account and are maintained for the benefit of separate account policyholders. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. All separate account assets are stated at fair value. The separate account liabilities represent the policyholders’ interest in the account, and include accumulated net investment income and realized and unrealized gains and losses on the assets.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Contingencies

Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Regarding litigation, management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual.

Other Assets and Other Liabilities

Other assets primarily consist of investment income due and accrued, receivables from affiliates and sales inducements. Other liabilities consist primarily of net deferred tax liabilities, collateral received on securities loaned and payables to affiliates.

Recognition of Insurance Income and Related Expenses

Premiums from annuity policies with life contingencies and from whole and term life policies are recognized as income when due. The associated benefits and expenses are matched with income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by providing for liabilities for future policy benefits (as discussed in Note 6 — Policyholders’ Liabilities) and the deferral and subsequent amortization of policy acquisition costs.

Amounts received under deferred annuity and universal life type contracts are reported as deposits to policyholders’ account balances (as discussed in Note 6 — Policyholders’ Liabilities). Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges, and are included as fee income in the accompanying Consolidated Statement of Income. In addition to fees, the Company earns investment income from the investment of policyholders’ deposits in the Company’s general account portfolio. Amounts previously assessed to compensate the Company for services to be performed over future periods are deferred and recognized into income over the period benefited, using the same assumptions and factors used to amortize DAC. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders’ account balances.

Premiums for contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided are recorded as income when due. Any excess profit is deferred and recognized as income in a constant relationship to insurance in-force and, for annuities, in relation to the amount of expected future benefit payments.

Premiums, universal life fee income, benefits and expenses are stated net of reinsurance ceded. Estimated reinsurance ceding allowances are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Net revenue from reinsurance primarily represents the experience rated refund, amortization of the deferred gain and the reserve adjustment associated with the reinsurance business ceded to New York Life, as discussed in Note 10 — Reinsurance. This net revenue adjustment excludes ceded universal life fees and ceded policyholder benefits, which are included on these respective lines in the accompanying Consolidated Statement of Income.

Federal Income Taxes

Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets and liabilities are recognized for expected future tax consequences of temporary differences between GAAP and taxable income. Temporary differences are identified

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

and measured using a balance sheet approach whereby GAAP and tax balance sheets are compared to each other. Deferred income taxes are generally recognized based on enacted tax rates and a valuation allowance is recorded if it is more likely than not that any portion of the deferred tax asset will not be realized.

The authoritative guidance on income taxes requires an evaluation of the recoverability of deferred tax assets and establishment of a valuation allowance, if necessary, to reduce the deferred tax asset to an amount that is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance many factors are considered, including: (i) the nature of deferred tax assets and liabilities; (ii) whether they are ordinary or capital; (iii) in which tax jurisdictions they were generated and the timing of their reversal; (iv) taxable income in prior carry-back years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (v) the length of time that carryovers can be utilized in the various tax jurisdictions; (vi) any unique tax rules that would impact the utilization of the deferred tax assets; and (vii) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused.

The Company is a member of a group that files a consolidated federal income tax return with New York Life. The consolidated income tax liability is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that the Company is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis, but may, where applicable, recognize the tax benefits of net operating losses or capital losses utilizable in the consolidated group. Intercompany tax balances are generally settled quarterly on an estimated basis with a final settlement within thirty days of the filing of the consolidated return.

In accordance with the authoritative guidance related to income taxes, the Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. The amount of tax benefit recognized for an uncertain tax position is the largest amount of benefit that is greater than fifty percent likely of being realized upon settlement. Unrecognized tax benefits are included within other liabilities and are charged to earnings in the period that such determination is made. The Company classifies interest and penalties related to tax uncertainties as income tax expense in the accompanying Consolidated Statement of Income.

Fair Value Measurements

For fair values of various assets and liabilities refer to Note 15 — Fair Value Measurements.

Business Risks and Uncertainties

In periods of extreme volatility and disruptions in the securities and credit markets and under certain interest rate scenarios, the Company could be subject to disintermediation risk and/or reduction in net interest spread or profit margins.

The Company’s investment portfolio consists principally of fixed income securities as well as mortgage loans, policy loans, limited partnerships, limited liability corporations, preferred and common stocks and equity real estate. The fair value of the Company’s investments varies depending on economic and market conditions and the interest rate environment. Furthermore, with respect to investments in mortgage loans, mortgage-backed securities and other securities subject to prepayment and/or call risk, significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on these investments, as well as their related values. In addition, the amortization of market premium and accretion of

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience on the underlying mortgage loans. Actual prepayment timing will differ from original estimates and may result in material adjustments to asset values and amortization or accretion recorded in future periods.

Certain of these investments lack liquidity, such as privately placed fixed income securities, equity real estate and other limited partnership interests. The Company also holds certain investments in asset classes that are liquid but have been experiencing significant market fluctuations, such as mortgage-backed and other asset-backed securities. If the Company were to require significant amounts of cash on short notice in excess of cash on hand and its portfolio of liquid investments, the Company could have difficulty selling these investments in a timely manner, be forced to sell them for less than they otherwise would have been able to realize, or both.

In periods of high or increasing interest rates, life insurance policy loans and surrenders and withdrawals may increase as policyholders seek investments with higher perceived returns. This could result in cash outflows requiring the Company to sell invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates, which could cause the Company to suffer realized investment losses. In addition, when interest rates rise, the Company may face competitive pressure to increase crediting rates on certain insurance and annuity contracts, and such changes may occur more quickly than corresponding changes to the rates earned on the Company’s general account investments.

During periods of low or declining interest rates, the Company is contractually obligated to credit a fixed minimum rate of interest on almost all of its life insurance and annuity policies. Should yields on new investments decline to levels below these guaranteed minimum rates for a long enough period, the Company may be required to credit interest to policyholders at a higher rate than the rate of return the Company earns on its portfolio of investments supporting those products, thus generating losses.

Although management of the Company employs a number of asset/liability management strategies to minimize the effects of interest rate volatility, no guarantee can be given that it will be successful in managing the effects of such volatility.

Issuers or borrowers whose securities or loans the Company holds, customers, trading counterparties, counterparties under swaps and other derivative contracts, reinsurers, clearing agents, exchanges, clearing houses and other financial intermediaries and guarantors may default on their obligations to us due to bankruptcy, insolvency, lack of liquidity, adverse economic conditions, operational failure, fraud or other reasons. In addition, the underlying collateral supporting the Company’s structured securities, including mortgage-backed securities, may deteriorate or default causing these structured securities to incur losses.

Weak equity market performance may adversely affect sales of variable products, cause potential purchasers of the Company’s products to refrain from new or additional investments, and may cause current customers to surrender or redeem their current products and investments.

Revenues of the Company’s variable products are, to a large extent, based on fees related to the value of assets under management (except for its Elite Annuity product, where future revenue is based on adjusted premium payments). Consequently, poor equity market performance reduces fee revenues. The level of assets under management could also be negatively affected by withdrawals or redemptions.

The Company issues certain variable products with various types of guaranteed minimum benefit features. The Company establishes reserves for the expected payments resulting from these features. The Company bears the risk that payments may be higher than expected as a result of significant, sustained downturns in the stock market. The Company also bears the risk that additional reserves may be required if partial surrender activity increases significantly for some annuity products during the period when account values are less than guaranteed amounts.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The Risk-Based Capital, or RBC, ratio is the primary measure by which regulators evaluate the capital adequacy of the Company. RBC is determined by statutory rules that consider risks related to the type and quality of invested assets, insurance-related risks associated with the Company’s products, interest rate risk and general business risks. Disruptions in the capital markets could increase equity and credit losses and reduce the Company’s statutory surplus and RBC ratio. To the extent the Company’s statutory capital resources are deemed to be insufficient to maintain a particular rating by one or more rating agencies, the Company may seek to improve its capital position, including through operational changes and potentially seeking capital from New York Life.

The Company faces significant competition.

The Company faces strong competition in its Insurance and Investment Group businesses. The Company’s ability to compete is based on a number of factors, including product features, investment performance, service, price, distribution capabilities, scale, commission structure, name recognition and financial strength ratings.

New York Life’s career agency force is the primary means by which it distributes life insurance products. In order to continue increasing life insurance sales, the Company must retain and attract additional productive career agents.

Rating agencies assign the Company financial strength/claims paying ability ratings, based on their evaluations of the Company’s ability to meet its financial obligations. These ratings indicate a rating agency’s view of an insurance company’s ability to meet its obligations to its insured. In certain of the Company’s markets, ratings are important competitive factors of insurance companies. Rating organizations continue to review the financial performance and condition of insurers, including the Company. A significant downgrade in the Company’s ratings could materially and adversely affect its competitive position in the life insurance market and increase its cost of funds.

Regulatory developments in the markets in which the Company operates could affect the Company’s business.

Although the federal government does not directly regulate the business of insurance, federal legislation and administrative policies in several areas, including pension regulation, financial services regulation, derivatives and federal taxation, can significantly and adversely affect the insurance industry and the Company. There are a number of current or potential regulatory measures that may affect the insurance industry. The Company is unable to predict whether any changes will be made, whether any administrative or legislative proposals will be adopted in the future, or the effect, if any, such proposals would have on the Company.

The attractiveness to the Company’s customers of many of its products is due, in part, to favorable tax treatment. Current federal income tax laws generally permit the tax-deferred accumulation of earnings on the premiums paid by the holders of annuities and life insurance products. Taxes, if any, are payable generally on income attributable to a distribution under the contract for the year in which the distribution is made. Death benefits under life insurance contracts are received free of federal income tax. Changes to the favorable tax treatment may reduce the attractiveness of the Company’s products to its customers.

NOTE 3 — RECENT ACCOUNTING PRONOUNCEMENTS

In December 2011, the FASB enhanced the disclosure requirements about financial instruments and derivative instruments that are either offset in accordance with existing guidance for right of setoff or subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the financial statement. The guidance is effective for annual reporting periods beginning on or after January 1, 2013. An entity should provide the disclosures required by those amendments retrospectively for all comparative

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

periods presented. The Company’s adoption of this guidance is expected to have an impact on the Company’s financial statement disclosures, but no impact on the Company’s consolidated financial position or results of operations.

In June 2011, the FASB issued updated guidance regarding the presentation of comprehensive income. The updated guidance eliminates the option to present components of OCI as part of the consolidated statement of equity. Under the updated guidance, an entity has the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The updated guidance does not change the items that are reported in OCI or when an item of OCI must be reclassified to net income. Additionally, an entity is required to present on the face of the financial statements reclassification adjustments for items that are reclassified from AOCI to net income in the statement(s) where the components of net income and the components of OCI are presented. This new guidance is effective for the first interim or annual reporting period beginning after December 15, 2011 and should be applied retrospectively. The Company will adopt this guidance effective January 1, 2012. The Company expects this guidance to have an impact on its financial statement presentation but no impact on the Company’s consolidated financial position or results of operations.

In December 2011, the FASB deferred the effective date for amendments to the presentation of reclassifications of items out of AOCI. The deferral is effective January 1, 2012 and as a result the Company will not be required to comply with the new reclassification presentation requirements.

In May 2011, the FASB issued updated guidance on the fair value measurements and related disclosure requirements. The updated guidance clarifies existing guidance related to the application of fair value measurement methods and requires expanded disclosures. This new guidance is effective for the first interim or annual reporting period beginning after December 15, 2011 and should be applied prospectively. The Company will adopt this guidance effective January 1, 2012. The Company expects this guidance to have an impact on its financial statement disclosures but limited, if any, impact on the Company’s consolidated financial position or results of operations.

In April 2011, the FASB issued updated guidance clarifying which restructurings constitute TDRs. This guidance is intended to assist creditors in their evaluation of whether conditions exist that constitute a TDR. This new guidance is effective for the first interim or annual reporting period beginning on or after June 15, 2011 and should be applied retrospectively to the beginning of the annual reporting period of adoption. The Company’s retroactive adoption of this guidance effective January 1, 2011 did not have a material effect on the Company’s consolidated financial position or results of operations.

In April 2011, the FASB issued updated guidance regarding the assessment of effective control for repurchase agreements. This new guidance is effective for the first annual reporting period beginning on or after December 15, 2011 and should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. The Company does not expect the adoption of this guidance to have a material effect on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

In October 2010, the FASB issued guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the new guidance acquisition costs are to include only those costs that are directly related to the acquisition or renewal of insurance contracts by applying a model similar to the accounting for loan origination costs. An entity may defer incremental direct costs of contract acquisition that are incurred in transactions with independent third-parties or employees as well as the portion of employee compensation costs related to underwriting, policy issuance and processing, medical inspection and contract selling for successfully negotiated contracts. Additionally, an entity

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

may capitalize as a deferred acquisition cost only those advertising costs meeting the capitalization criteria for direct-response advertising. This change is effective for fiscal years beginning after December 15, 2011 and interim periods within those years. Early adoption as of the beginning of a fiscal year is permitted. The guidance is to be applied prospectively upon the date of adoption, with retrospective application permitted, but not required. The Company will adopt the provisions of this guidance retrospectively effective January 1, 2012. Retrospective adoption of this guidance will result in the restatement of all years presented with a decrease in retained earnings of approximately $480 million, net of taxes, at January 1, 2010 and an increase in other comprehensive income of approximately $15 million, net of taxes, at January 1, 2010.

In July 2010, the FASB issued updated guidance that requires enhanced disclosures related to the allowance for credit losses and the credit quality of a company’s financing receivable portfolio. The disclosures were effective for interim and annual reporting periods ending on or after December 15, 2011 for private companies. The Company elected to early adopt this guidance and provided the disclosures required by this guidance in Note 4 — Investments. The disclosures about activity that occurs during a reporting period are effective for interim and annual reporting periods beginning after December 15, 2010. In January 2011, the FASB deferred the disclosures required by this guidance related to TDRs. The deferred disclosures, which were retrospectively adopted effective January 1, 2011, did not have a material effect on the Company’s financial statement disclosures.

In April 2010, the FASB issued guidance clarifying that an insurance entity should not consider any separate account interests in an investment held for the benefit of policyholders to be the insurer’s interests, and should not combine those interests with its general account interest in the same investment when assessing the investment for consolidation, unless the separate account interests are held for a related party policyholder, whereby consolidation of such interests must be considered under applicable variable interest guidance. This guidance is effective for interim and annual reporting periods beginning after December 15, 2010 and retrospectively for all prior periods upon the date of adoption, with early adoption permitted. The Company’s adoption of this guidance, effective January 1, 2011, did not have a material effect on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

In March 2010, the FASB issued updated guidance that amends and clarifies the accounting for credit derivatives embedded in interests in securitized financial assets. This new guidance eliminates the scope exception for embedded credit derivatives (except for those that are created solely by subordination) and provides new guidance on how the evaluation of embedded credit derivatives is to be performed. This new guidance is effective for the first interim reporting period beginning after June 15, 2010. The Company’s adoption of this guidance effective January 1, 2010 did not have a material effect on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

In January 2010, the FASB issued updated guidance that requires new fair value disclosures about significant transfers between Level 1 and 2 measurement categories and separate presentation of purchases, sales, issuances, and settlements within the rollforward of Level 3 activity. Also, this updated fair value guidance clarifies the disclosure requirements about the level of disaggregation of asset classes and valuation techniques and inputs. This guidance is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances and settlements in the rollforward of Level 3 activity, which are effective for interim and annual reporting periods beginning after December 15, 2010. The required disclosures are provided in Note 15 — Fair Value Measurements.

In June 2009, the FASB issued authoritative guidance which changes the analysis required to determine whether or not an entity is a VIE. In addition, the guidance changes the determination of the primary beneficiary of a VIE from a quantitative to a qualitative model. Under the new qualitative model, the primary beneficiary must have both the ability to direct the activities of the VIE and the obligation to absorb either losses or gains that could be significant to the VIE. This guidance also changes when reassessment is needed, as well as requires

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

enhanced disclosures, including the effects of a company’s involvement with a VIE on its financial statements. This guidance is effective for interim and annual reporting periods beginning after November 15, 2009.

In February 2010, the FASB issued updated guidance relative to VIEs which defers, except for disclosure requirements, the impact of this guidance for entities that (i) possess the attributes of an investment company, (ii) do not require the reporting entity to fund losses, and (iii) are not financing vehicles or entities that were formerly classified as qualified special purpose entities (“QSPE”). The Company’s adoption of this guidance effective January 1, 2010 did not result in any transition adjustment.

In June 2009, the FASB issued authoritative guidance which changes the accounting for transfers of financial assets, and is effective for transfers of financial assets occurring in interim and annual reporting periods beginning after November 15, 2009. It removes the concept of a QSPE from the guidance for transfers of financial assets and removes the exception from applying the guidance for consolidation of VIEs to QSPEs. It changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interests. The guidance also defines “participating interest” to establish specific conditions for reporting a transfer of a portion of a financial asset as a sale. The Company’s adoption of this guidance effective January 1, 2010 did not have a material effect on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

In August 2009, the FASB issued authoritative guidance for the fair value measurement of liabilities. This guidance includes valuation techniques which may be used for measuring fair value when a quoted price in an active market for the identical liability is not available, which includes one or more of the following valuation techniques (i) quoted prices for identical liability when traded as an asset; (ii) quoted prices for similar liabilities or similar liabilities when traded as an asset, or (iii) another valuation technique that is consistent with the fair value principles within GAAP, such as the income or market approach. It also clarifies the adjustments to market inputs that are appropriate for debt obligations that are restricted from being transferred to another obligor. This guidance is effective for the first reporting period beginning after issuance. The Company’s adoption of this guidance effective December 31, 2009 did not have an impact on the Company’s consolidated financial position or results of operations.

In June 2009, the FASB issued authoritative guidance for, and on July 1, 2009 launched, the FASB’s Accounting Standards Codification as the source of authoritative GAAP to be applied by non-governmental entities. The Codification is not intended to change GAAP but is a new structure which takes accounting pronouncements and organizes them by accounting topic. This guidance is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Company’s adoption of this guidance effective for the interim reporting period ending September 30, 2009 impacts the way the Company references GAAP accounting standards in the financial statements but has no impact on the consolidated financial statements.

In May 2009, the FASB issued authoritative guidance for subsequent events, which addresses the accounting for and disclosure of subsequent events not addressed in other applicable GAAP, including disclosure of the date through which subsequent events have been evaluated. The Company’s adoption of this guidance, effective with the annual reporting period ended December 31, 2009, did not have a material effect on the Company’s consolidated financial position or results of operations. The required disclosure of the date through which subsequent events have been evaluated is provided in Note 18 — Subsequent Events.

In April 2009, the FASB revised the authoritative guidance for the recognition and presentation of OTTI. This guidance amends previously used methodology for determining whether an OTTI exists for fixed maturity securities, changes the presentation of OTTI for fixed maturity securities and requires additional disclosures for OTTI on fixed maturity and equity securities in interim and annual financial statements. It requires that an OTTI be recognized in earnings for a fixed maturity security in an unrealized loss position when it is anticipated that

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

the amortized cost will not be recovered. In such situations, the OTTI recognized in earnings is the entire difference between the fixed maturity security’s amortized cost and its fair value only when either: (i) the Company has the intent to sell the fixed maturity security; or (ii) it is more likely than not that the Company will be required to sell the fixed maturity security before recovery of the decline in fair value below amortized cost. If neither of these two conditions exists, the difference between the amortized cost basis of the fixed maturity security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings (“credit loss”). If the fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than credit factors (“non-credit loss”) is recorded as other comprehensive income (loss). When an unrealized loss on a fixed maturity security is considered temporary, the Company continues to record the unrealized loss in other comprehensive income (loss) and not in earnings. There was no change for equity securities which, when an OTTI has occurred, continue to be impaired for the entire difference between the equity security’s cost or amortized cost and its fair value with a corresponding charge to earnings.

Prior to the adoption of the OTTI guidance, the Company recognized in earnings an OTTI for a fixed maturity security in an unrealized loss position unless it could assert that it had both the intent and ability to hold the fixed maturity security for a period of time sufficient to allow for a recovery of fair value to the security’s amortized cost basis. Also, prior to the adoption of this guidance the entire difference between the fixed maturity security’s amortized cost basis and its fair value was recognized in earnings if it was determined to have an OTTI.

This guidance is effective for interim and annual reporting periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009. The Company early adopted this guidance effective January 1, 2009 which resulted in an increase of $48 million, net of related DAC, policyholder liability and tax adjustments, to retained earnings with a corresponding decrease to AOCI to reclassify the non-credit loss portion of previously recognized OTTI losses on fixed maturity securities held at January 1, 2009.

NOTE 4 — INVESTMENTS

Fixed Maturity Securities

The amortized cost and estimated fair value of fixed maturity securities as of December 31, 2011 and 2010, by contractual maturity, is presented below (in millions). Expected maturities may differ from contractual maturities because borrowers may have the right to call or repay obligations with or without call or prepayment penalties.

	2011		2010
Available-for-sale	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Due in one year or less	$2,524	$2,564	$2,542	$2,591
Due after one year through five years	15,009	15,880	14,643	15,456
Due after five years through ten years	14,019	15,218	12,120	12,896
Due after ten years	6,032	7,057	5,501	5,806
Mortgage-backed and asset-backed securities:
U.S. agency mortgage-backed and asset-backed securities	15,625	17,173	15,035	15,565
Non-agency mortgage-backed securities	7,647	7,630	8,242	8,134
Non-agency asset-backed securities	4,136	4,167	3,832	3,841
Redeemable preferred securities	3	3	6	6

Total available-for-sale	$64,995	$69,692	$61,921	$64,295

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

At December 31, 2011 and 2010, the distribution of gross unrealized gains and losses on investments in fixed maturity securities were as follows (in millions):

	2011
Available-for-sale	Amortized Cost	Unrealized Gains	Unrealized Losses			Estimated Fair Value	OTTI in AOCI[1]
U.S. Treasury	$1,715	$120	$		*	$1,835	$—
U.S. government corporations and agencies	1,212	160			*	1,372	—
U.S. agency mortgage-backed and asset-backed securities	15,625	1,549		1		17,173	—
Foreign governments	818	92		3		907	—
U.S. corporate	25,547	2,338		76		27,809	—
Foreign corporate	8,292	559		55		8,796	—
Non-agency residential mortgage-backed securities	2,963	31		330		2,664	(140)
Non-agency commercial mortgage-backed securities	4,684	309		27		4,966	—
Non-agency asset-backed securities[2]	4,136	73		42		4,167	(8)
Redeemable preferred securities	3	—		—		3	—

Total available-for-sale	$64,995	$5,231		$534		$69,692	$(148)

*	Amounts less than $1 million

[1]

Represents the amount of OTTI losses in AOCI, which were not included in earnings pursuant to authoritative guidance. Amount excludes $9 million of net unrealized gains on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date for the year ended December 31, 2011.

[2]	Includes auto loans, credit cards, education loans and other asset types.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2010
Available-for-sale	Amortized Cost	Unrealized Gains	Unrealized Losses	Estimated Fair Value	OTTI in AOCI[1]
U.S. Treasury	$1,285	$18	$15	$1,288	$—
U.S. government corporations and agencies	1,052	34	8	1,078	—
U.S. agency mortgage-backed and asset-backed securities	15,035	617	87	15,565
Foreign governments	750	80	1	829	—
U.S. corporate	24,839	1,566	123	26,282	—
Foreign corporate	6,880	437	45	7,272	—
Non-agency residential mortgage-backed securities	3,364	31	413	2,982	(146)
Non-agency commercial mortgage-backed securities	4,878	300	26	5,152	—
Non-agency asset-backed securities[2]	3,832	73	64	3,841	(12)
Redeemable preferred securities	6	—	—	6	—

Total available-for-sale	$61,921	$3,156	$782	$64,295	$(158)

[1]

Represents the amount of OTTI losses in AOCI, which were not included in earnings pursuant to authoritative guidance. Amount excludes $7 million of net unrealized gains on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date for the year ended December 31, 2010.

[2]	Includes auto loans, credit cards, education loans and other asset types.

At December 31, 2011 and 2010, the Company had outstanding contractual obligations to acquire additional private placement securities amounting to $209 million and $280 million, respectively.

The Company accrues interest income on fixed maturity securities to the extent it is deemed collectible and the security continues to perform under its original contractual terms. In the event collectability of interest is uncertain, accrual of interest income will cease and income will be recorded when and if received.

Investments in fixed maturity securities that have been non-income producing for the last twelve months totaled $8 million and $1 million at December 31, 2011 and 2010, respectively. These investments have been deemed other-than-temporarily impaired.

Equity Securities

At December 31, 2011 and 2010, the distribution of gross unrealized gains and losses on available-for-sale equity securities were as follows (in millions):

	Cost	Unrealized Gains	Unrealized Losses	Estimated Fair Value
2011	$171	$16	$10	$177
2010	$13	$11	$1	$23

Mortgage Loans

The Company’s mortgage loan investments are diversified by property type, location and borrower and are collateralized by the related property.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

At December 31, 2011 and 2010, contractual commitments to extend credit under mortgage loan agreements amounted to $164 million and $125 million, respectively, at fixed and floating interest rates ranging from 3.75% to 6.14% in 2011, and from 2.08% to 6.22% in 2010. These commitments are diversified by property type and geographic region.

At December 31, 2011 and 2010, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

	2011		2010
	Carrying Value	% of Total	Carrying Value	% of Total
Property Type:
Office buildings	$2,398	33.5%	$1,853	31.9%
Apartment buildings	1,687	23.6%	938	16.2%
Retail facilities	1,509	21.1%	1,217	21.0%
Industrial	1,144	16.0%	1,185	20.4%
Residential	372	5.2%	563	9.7%
Other	42	0.6%	49	0.8%

Total	$7,152	100.0%	$5,805	100.0%

Geographic Region:
South Atlantic	$2,022	28.3%	$1,516	26.1%
Central	1,662	23.2%	1,499	25.8%
Middle Atlantic	1,570	22.0%	1,154	19.9%
Pacific	1,567	21.9%	1,381	23.8%
New England	331	4.6%	255	4.4%

Total	$7,152	100.0%	$5,805	100.0%

The Company monitors the aging of its mortgage loans receivable on a monthly basis to determine delinquencies. An analysis of the aging of the principal balances, excluding the allowance for credit losses, that are past due is presented below. It includes a breakdown of the mortgage loans that are ninety days past due and either are (1) still accruing interest or (2) on non-accrual status (in millions):

	2011
	30-59 Days	60-89 Days	90 Days and Over	Total Past Due	Current	Total Mortgage Loans	Recorded Mortgage Loans > 90 Days Accruing	Non-Accrual Mortgage Loans > 90 Days
Property Type:
Office buildings	$—	$—	$—	$—	$2,410	$2,410	$—	$—
Apartment buildings	—	—	—	—	1,696	1,696	—	—
Retail facilities	—	—	—	—	1,516	1,516	—	—
Industrial	—	—	—	—	1,152	1,152	—	—
Residential	—	—	9	9	370	379	—	9
Other	—	—	—	—	43	43	—	—

Total	$—	$—	$9	$9	$7,187	$7,196	$—	$9

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2010
	30-59 Days	60-89 Days	90 Days and Over	Total Past Due	Current	Total Mortgage Loans	Recorded Mortgage Loans > 90 Days Accruing	Non-Accrual Mortgage Loans > 90 Days
Property Type:
Office buildings	$—	$—	$—	$—	$1,865	$1,865	$—	$—
Apartment buildings	—	—	—	—	947	947	—	—
Retail facilities	—	—	—	—	1,225	1,225	—	—
Industrial	—	—	—	—	1,193	1,193	—	—
Residential	—	—	9	9	562	571	—	9
Other	—	—	—	—	50	50	—	—

Total	$—	$—	$9	$9	$5,842	$5,851	$—	$9

As discussed in Note 2 — Significant Accounting Policies, the Company establishes a specific reserve when it is probable that the Company will be unable to collect all amounts due under the contractual terms of the loan agreements and a general reserve for probable incurred but not specifically identified losses. The activity in the mortgage loan specific and general reserves for the years ended December 31, 2011 and 2010 are summarized below (in millions):

	2011			2010
Allowance for credit losses:	Residential	Commercial	Total	Residential	Commercial	Total
Beginning balance	$8	$38	$46	$10	$44	$54
Provision for credit losses	—	1	1	(1)	8	7
Direct write-downs	(1)	(2)	(3)	(1)	(14)	(15)

Ending balance	$7	$37	$44	$8	$38	$46

Individually evaluated for impairment (specific)	$3	$6	$9	$3	$4	$7
Collectively evaluated for impairment (general)	$4	$31	$35	$5	$34	$39
Ending balance (recorded investment, net of allowance for credit losses):
Individually evaluated for impairment (specific)	$6	$27	$33	$8	$31	$39
Collectively evaluated for impairment (general)	$366	$6,753	$7,119	$555	$5,211	$5,766

For the year ended December 31, 2009, the provision for credit losses was $43 million and direct write-downs were $2 million.

The Company closely monitors mortgage loans with the potential for impairment by considering a number of factors. For commercial mortgage loans, these factors include, but are not limited to, LTV, asset performance such as debt service coverage ratio, lease rollovers, income/expense hurdles, major tenant or borrower issues, the economic climate and catastrophic events. For residential mortgage loans, loans that are sixty or more days delinquent are monitored for potential impairment.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

As mentioned above, the Company uses LTV as one of the key mortgage loan indicators to assess credit quality and to assist in identifying problem loans. As of December 31, 2011 and 2010, LTVs on the Company’s mortgage loans, net of allowance for credit losses, are as follows (in millions):

	2011
	Office Buildings	Apartment Buildings	Retail Facilities	Industrial	Residential	Other	Total
above 95%	$4	$18	$—	$12	$2	$—	$36
91% to 95%	—	24	—	49	2	—	75
81% to 90%	198	61	71	239	7	21	597
71% to 80%	314	415	262	201	30	—	1,222
below 70%	1,882	1,169	1,176	643	331	21	5,222

Total	$2,398	$1,687	$1,509	$1,144	$372	$42	$7,152

	2010
	Office Buildings	Apartment Buildings	Retail Facilities	Industrial	Residential	Other	Total
above 95%	$25	$34	$—	$11	$4	$—	$74
91% to 95%	49	78	21	18	2	—	168
81% to 90%	274	109	89	352	7	28	859
71% to 80%	198	252	154	129	41	—	774
below 70%	1,307	465	953	675	509	21	3,930

Total	$1,853	$938	$1,217	$1,185	$563	$49	$5,805

Additional information on impaired mortgage loans is provided below (in millions):

	2011
	Recorded Investment	Unpaid Principal Balance	Related Allowance	Average Recorded Investment	Interest Income Recognized
With related allowance:
Office buildings	$4	$5	$1	$5	$		*
Apartment building	11	12	1	13		1
Residential	6	9	3	6			*
Industrial	12	16	4	13		1

Total	$33	$42	$9	$37		$2

Commercial	$27	$33	$6	$31		$2

Residential	$6	$9	$3	$6	$		*

*	Amounts less than $1 million

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2010
	Recorded Investment	Unpaid Principal Balance	Related Allowance	Average Recorded Investment	Interest Income Recognized
With related allowance:
Office buildings	$6	$7	$1	$36	$		*
Apartment building	15	17	2	15		1
Residential	8	11	3	8			*
Industrial	10	11	1	11		1

Total	$39	$46	$7	$70		$2

Commercial	$31	$35	$4	$62		$2

Residential	$8	$11	$3	$8	$		*

*	Amounts less than $1 million

At December 31, 2011 and 2010, the Company did not have any impaired loans without a related allowance.

The Company did not have any loan modifications in 2011 and 2010.

Investments in Affiliates

	2011	2010
New York Life Short Term Fund	$712	$509
Madison Capital Funding LLC Loan Agreement	925	533
Other	—	5

Total investments in affiliates	$1,637	$1,047

The STIF was formed by New York Life to improve short-term returns through greater flexibility to choose attractive maturities and enhanced portfolio diversification. The STIF is a pooled fund managed by New York Life Investment Management LLC (“NYL Investments”), an indirect wholly owned subsidiary of New York Life, where all participants are subsidiaries of New York Life.

The MCF Loan Agreement represents a revolving loan agreement the Company entered into with MCF. Refer to Note 14 — Related Party Transactions for further discussion.

Other is related to promissory notes from MCF. Refer to Note 14 — Related Party Transactions for further discussion.

Other Investments

The components of other investments as of December 31, 2011 and 2010 were as follows (in millions):

	2011	2010
Limited partnerships/Limited liability companies	$563	$526
Derivatives	182	210
Senior secured commercial loans	318	273
Short-term investments	91	79
Other invested assets	76	71

Total other investments	$1,230	$1,159

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Senior secured commercial loans are typically collateralized by all assets of the borrower. The Company’s senior secured commercial loans, before loss reserve, amounted to $331 million and $291 million at December 31, 2011 and 2010, respectively. The Company establishes a loss reserve for specifically impaired loans and assigns internal risk ratings for the remainder of the portfolio on which it assesses a general loss reserve (refer to Note 2 — Significant Accounting Policies for further details). The loss reserve was $13 million and $18 million for the years ended December 31, 2011 and 2010, respectively.

Unfunded commitments on limited partnerships, limited liability companies and senior secured commercial loans amounted to $185 million and $225 million at December 31, 2011 and 2010, respectively.

Included in other invested assets is land and real estate held for sale of approximately $15 million and $13 million as of December 31, 2011 and 2010, respectively. There was no accumulated depreciation on real estate for the years ended December 31, 2011 or 2010. There was no depreciation expense for the year ended December 31, 2011. Depreciation expense was less than $1 million for the year ended December 31, 2010, and was recorded as a component of net investment income in the accompanying Consolidated Statement of Income. There was no depreciation expense for the year ended December 31, 2009.

VIEs

Consolidated VIE

At December 31, 2011 and 2010, the Company included assets of $45 million in the accompanying Consolidated Balance Sheet, as a result of consolidating a VIE for which it was determined to be the primary beneficiary. The Company performed a qualitative analysis to determine if the Company has (i) the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and (ii) the obligation to absorb losses of or the right to receive benefits from the entity that could be potentially significant to the VIE. In reviewing the deal documents including trust agreements, limited partnership agreements and purchase agreements, the Company determined that they are the primary beneficiary of one structured investment.

This VIE consists of a trust established for purchasing receivables from the U.S. Department of Energy related to Energy Savings Performance Contracts and issuing certificates representing the right to those receivables. The following table reflects the carrying amount and balance sheet classification of the assets and liabilities of the consolidated VIE as of December 31, 2011 and 2010 (in millions). The Company has a 98.66% interest in this VIE; however, the creditors do not have recourse to the Company in excess of the assets contained within the VIE.

	2011	2010
Cash	$4	$4
Other investments*	41	41

Total assets	$45	$45

Other liabilities	5	5

Total liabilities	$5	$5

*	Included in Limited partnerships/Limited liability companies

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Unconsolidated VIEs

In the normal course of its activities, the Company will invest in structured investments including VIEs for which it is not the sponsor. These structured investments typically invest in fixed income investments and are managed by third-parties and include asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities. The Company’s maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment. The Company has not provided financial or other support, other than its direct investment, to these structures. The Company has determined that it is not the primary beneficiary of these structures due to the fact that it does not have the power to direct the activities that significantly impact the VIEs economic performance. The Company classifies these investments on its accompanying Consolidated Balance Sheet as fixed maturity securities, available-for-sale and trading and its maximum exposure to loss associated with these investments was $29,117 million and $27,635 million as of December 31, 2011 and 2010, respectively.

In the normal course of its activities, the Company will invest in joint ventures, limited partnerships and limited liability companies. These investments include hedge funds, private equity funds and real estate related funds and may or may not be VIEs. The Company’s maximum exposure to loss on these investments, both VIEs and non-VIEs, is limited to the amount of its investment. The Company has determined that it is not the primary beneficiary of these structures due to the fact that it does not have the power to direct the activities that significantly impact the entities economic performance. The Company classifies these investments on its accompanying Consolidated Balance Sheet as “other investments” and its maximum exposure to loss associated with these entities was $563 million and $526 million as of December 31, 2011 and 2010, respectively.

These investments are subject to ongoing review for impairment and for events that may cause management to reconsider whether or not it is the primary beneficiary. The Company has no additional economic interest in these structures in the form of derivatives, related guarantees, credit enhancement or similar instruments and obligations. Creditors have no recourse against the Company in the event of default. The Company has unfunded commitments in joint ventures, limited partnerships and limited liability companies which are previously disclosed in Note 4 — Investments.

Restricted Assets and Special Deposits

Assets of $4 million and $5 million at December 31, 2011 and 2010, respectively, were on deposit with governmental authorities or trustees as required by certain state insurance laws and are included in available-for-sale fixed maturity securities in the accompanying Consolidated Balance Sheet.

Refer to Note 13 — Commitments and Contingencies for additional discussions on assets pledged as collateral.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

NOTE 5 — INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

The components of net investment income for the years ended December 31, 2011, 2010 and 2009 were as follows (in millions):

	2011	2010	2009
Fixed maturity securities	$3,184	$3,171	$2,869
Equity securities	8	1	18
Mortgage loans	368	352	338
Policy loans	59	56	54
Other investments	65	65	45

Gross investment income	3,684	3,645	3,324
Investment expenses	(87)	(78)	(59)

Net investment income	$3,597	$3,567	$3,265

For the years ended December 31, 2011, 2010 and 2009, net investment (losses) gains were as follows (in millions):

	2011	2010	2009
Fixed maturity securities
Total OTTI losses	$(122)	$(172)	$(397)
Portion of OTTI losses recognized in OCI	14	57	241

Net OTTI losses on fixed maturity securities recognized in earnings	(108)	(115)	(156)
All other gains	249	221	33

Fixed maturity securities, net	141	106	(123)
Equity securities	(6)	5	98
Mortgage loans	(2)	(13)	(52)
Derivative instruments	(143)	(109)	6
Other	(5)	20	(14)

Net investment (losses)/gains	$(15)	$9	$(85)

The net loss on trading securities (both fixed maturity and equity securities) amounted to $2 million for the year ended December 31, 2011. The net gain on trading securities (both fixed maturity and equity securities) amounted to $5 million and $6 million for the years ended December 31, 2010 and 2009, respectively.

Realized gains on sales of available-for-sale fixed maturity securities were $270 million for each of the years ended December 31, 2011 and 2010, and $218 million for the year ended December 31, 2009. Realized losses for the years ended December 31, 2011, 2010, and 2009 were $19 million, $53 million and $191 million, respectively. Realized gains on sales of available-for-sale equity securities were $7 million, $5 million and $173 million for the years ended December 31, 2011, 2010 and 2009, respectively, and realized losses were $11 million, less than $1 million and $71 million, respectively.

Losses from OTTI on equity securities (included in net investment gains (losses) on equity securities above) were $2 million, less than $1 million and $4 million for the years ended December 31, 2011, 2010 and 2009, respectively.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following tables present the Company’s gross unrealized losses and fair values for fixed maturity and equity securities, aggregated by investment category and length of time the individual securities have been in a continuous unrealized loss position, at December 31, 2011 and 2010 (in millions):

	2011
	Less Than 12 Months				Greater Than 12 Months			Total
	Fair Value	Unrealized Losses			Fair Value	Unrealized Losses		Fair Value	Unrealized Losses
Fixed maturity securities
U.S. Treasury	$1	$		*	$—	$—		$1	$		*
U.S. government corporations and agencies	23			*	5		*	28			*
U.S. agency mortgage-backed and asset-backed securities	111		—		1	1		112		1
Foreign governments	19		2		3	1		22		3
U.S. corporate	1,824		51		236	25		2,060		76
Foreign corporate	816		39		145	16		961		55
Non-agency residential mortgage-backed securities	534		17		1,434	313		1,968		330
Non-agency commercial mortgage-backed securities	217		11		85	16		302		27
Non-agency asset-backed securities	1,333		11		200	31		1,533		42

Total fixed maturity securities	4,878		131		2,109	403		6,987		534

Equity securities
Common stock	86		10		—	—		86		10

Total	$4,964		$141		$2,109	$403		$7,073		$544

*	Unrealized loss is less than $1 million.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2010
	Less Than 12 Months		Greater Than 12 Months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Fixed maturity securities
U.S. Treasury	$288	$15	$—	$—	$288	$15
U.S. government corporations and agencies	275	7	2	1	277	8
U.S. agency mortgage-backed and asset-backed securities	2,519	87	1	—	2,520	87
Foreign governments	24	1	1	—	25	1
U.S. corporate	2,561	87	508	36	3,069	123
Foreign corporate	820	35	120	10	940	45
Non-agency residential mortgage-backed securities	506	17	1,689	396	2,195	413
Non-agency commercial mortgage-backed securities	87	2	222	24	309	26
Non-agency asset-backed securities	650	6	227	58	877	64

Total fixed maturity securities	7,730	257	2,770	525	10,500	782

Equity securities
Common stock	2	1	*	*	2	1

Total	$7,732	$258	$2,770	$525	$10,502	$783

*	Unrealized loss is less than $1 million.

At December 31, 2011, the unrealized loss amount consisted of approximately 1,656 different fixed maturity securities and 70 equity securities.

At December 31, 2011, unrealized losses on investment grade fixed maturity securities were $160 million or 30% of the Company’s total fixed maturity securities’ unrealized losses. Investment grade is defined as a security having a credit rating from the National Association of Insurance Commissioners (“NAIC”) of 1 or 2; a rating of Aaa, Aa, A or Baa from Moody’s or a rating of AAA, AA, A or BBB from Standard & Poor’s (“S&P”); or a comparable internal rating if an externally provided rating is not available. Unrealized losses on fixed maturity securities with a rating below investment grade represent $374 million or 70% of the Company’s total fixed maturity securities unrealized losses at December 31, 2011.

The amount of gross unrealized losses for fixed maturity securities where the fair value had declined by 20% or more of amortized cost totaled $260 million. The amount of time that each of these securities has continuously been 20% or more below the amortized cost consist of $88 million for 6 months or less, $36 million for greater than 6 months through 12 months and $136 million for greater than 12 months. In accordance with the Company’s impairment policy, the Company performed quantitative and qualitative analysis to determine if the decline was temporary. For those securities where the decline was considered temporary, the Company did not take an impairment when it did not have the intent to sell the security or it was more likely than not that it would not be required to sell the security before its anticipated recovery.

Corporate Bonds.    U.S. corporate securities with a fair value below 80% of the security’s amortized cost totaled $19 million or 25% of the total unrealized losses on U.S. corporate securities. Foreign corporate securities with a fair value below 80% of the security’s amortized cost totaled $7 million or 13% of the total unrealized loss

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

on foreign corporate securities. While the losses were spread across all industry sectors, the largest sectors with unrealized losses on securities with a fair value below 80% of the security’s amortized cost include Banks ($9 million), Utilities ($9 million), and Finance ($4 million). These securities are evaluated in accordance with the Company’s impairment policy. Because the securities continue to meet their contractual payments and the Company did not have the intent to sell the security nor was it more likely than not that it would be required to sell the security before its anticipated recovery, the Company did not consider these investments to be other than temporarily impaired.

Non-Agency Mortgage-Backed Securities.    Residential mortgage-backed securities that were priced below 80% of the security’s amortized cost represented $206 million or 62% of total unrealized losses on residential mortgage–backed securities. Commercial mortgage-backed securities that were priced below 80% of the security’s amortized cost represented $8 million or 30% of total unrealized losses on commercial mortgage-backed securities. The Company measures its mortgage-backed portfolio for impairments based on the security’s credit rating and whether the security has an unrealized loss. The Company also evaluates mortgage-backed securities for other- than-temporary impairments in accordance with its impairment policy using cash flow modeling techniques coupled with an evaluation of facts and circumstances. The Company did not have the intent to sell its investments nor was it more likely than not that it would be required to sell the investments before its anticipated recovery in value; therefore, the Company did not consider these investments to be other-than-temporarily impaired.

Non-Agency Asset-Backed Securities.    Similar to mortgage-backed securities, the Company measures its asset-backed portfolio for impairments based on the security’s credit rating and whether the security has an unrealized loss. The Company also evaluates asset-backed securities for other-than-temporary impairments based on facts and circumstances and in accordance with the Company’s impairment policy. Asset-backed securities that were priced below 80% of the security’s amortized cost represented $20 million or 48% of the total unrealized losses for asset-backed securities. The Company did not have the intent to sell its investments nor was it more likely than not that it would be required to sell the investments before recovery, therefore the Company did not consider these investments to be other than temporarily impaired.

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains (losses) on available-for-sale investments are included in the Consolidated Balance Sheet as a component of AOCI. Changes in these amounts include reclassification adjustments for prior period net unrealized gains (losses) that have been recognized as realized gains (losses) during the current year and are included in net investment gains (losses) in the accompanying Consolidated Statement of Income.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The components of net unrealized investment gains (losses) reported in AOCI at December 31, 2011, 2010 and 2009 are as follows (in millions):

	2011	2010	2009
Fixed maturity securities, available-for-sale-all other	$4,836	$2,525	$488
Fixed maturity securities on which an OTTI loss has been recognized	(139)	(151)	(179)

Total fixed maturity securities	4,697	2,374	309
Equity securities, available-for-sale	6	10	11
Derivatives designated as cash flow hedges	(3)	(12)	(10)
Other investments	3	1	(2)

Subtotal	4,703	2,373	308
Amounts recognized for:
Policyholders’ account balances and future policy benefits	(336)	14	4
Other assets (sales inducements)	(28)	(17)	(5)
Deferred policy acquisition costs	(1,411)	(832)	(137)
Deferred taxes	(1,024)	(538)	(59)

Net unrealized gains on investments	$1,904	$1,000	$111

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The net unrealized gains (losses) for the years ended December 31, 2011, 2010 and 2009, are presented separately for amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows (in millions):

Net Unrealized Investment Gains and Losses on Fixed Maturity Securities on Which an OTTI Loss has been Recognized

	Net Unrealized Gains (Losses) On Investments	Deferred Policy Acquisition Costs	Sales Inducements	Policyholders’ Account Balances and Future Policy Benefits	Deferred Income Tax Asset (Liability)	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
Balance, December 31, 2008	$—	$—	$—	$—	$—	$—
Cumulative impact of the adoption of new authoritative guidance on January 1, 2009	(17)	4	—	—	5	(8)
Net investment gains (losses) on investments arising during the period	(238)	—	—	—	83	(155)
Reclassification adjustment for (gains) losses included in net income	253	—	—	—	(88)	165
Reclassification adjustment for OTTI losses excluded from net income[1]	(177)	—	—	—	62	(115)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and sales inducements	—	63	2	—	(23)	42
Impact of net unrealized investment (gains) losses on future policy benefits	—	—	—	(2)	1	(1)

Balance, December 31, 2009	$(179)	$67	$2	$(2)	$40	$(72)

Net investment gains (losses) on investments arising during the period	86	—	—	—	(30)	56
Reclassification adjustment for (gains) losses included in net income	18	—	—	—	(6)	12
Reclassification adjustment for OTTI losses excluded from net income[1]	(76)	—	—	—	27	(49)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and sales inducements	—	(4)	(1)	—	1	(4)
Impact of net unrealized investment (gains) losses on future policy benefits	—	—	—	(1)	*	(1)

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	Net Unrealized Gains (Losses) On Investments	Deferred Policy Acquisition Costs	Sales Inducements		Policyholders’ Account Balances and Future Policy Benefits	Deferred Income Tax Asset (Liability)	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
Balance, December 31, 2010	$(151)	$63	$1		$(3)	$32	$(58)

Net investment gains (losses) on investments arising during the period	(3)	—	—		—	1	(2)
Reclassification adjustment for (gains) losses included in net income	47	—	—		—	(16)	31
Reclassification adjustment for OTTI losses excluded from net income[1]	(32)	—	—		—	11	(21)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and sales inducements	—	(7)		*	—	2	(5)
Impact of net unrealized investment (gains) losses on future policy benefits	—	—	—		—	—	—

Balance, December 31, 2011	$(139)	$56	$1		$(3)	$30	$(55)

*	Amounts less than $1 million

[1]	Represents “transfers in” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

All Other Net Unrealized Investment Gains and Losses in AOCI

	Net Unrealized Gains (Losses) On Investments[1]	Deferred Policy Acquisition Costs	Sales Inducements	Policyholders’ Account Balances and Future Policy Benefits	Deferred Income Tax Asset (Liability)	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
Balance, December 31, 2008	$(4,158)	$871	$55	$(56)	$1,151	$(2,137)
Cumulative impact of the adoption of new authoritative guidance on January 1, 2009	(78)	17	1	(1)	21	(40)
Net investment gains (losses) on investments arising during the period	5,257	—	—	—	(1,840)	3,417
Reclassification adjustment for (gains) losses included in net income	(711)	—	—	—	249	(462)
Reclassification adjustment for OTTI losses excluded from net income[2]	177	—	—	—	(62)	115
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and sales inducements	—	(1,092)	(63)	—	404	(751)
Impact of net unrealized investment (gains) losses on future policy benefits	—			63	(22)	41

Balance, December 31, 2009	$487	$(204)	$(7)	$6	$(99)	$183

Net investment gains (losses) on investments arising during the period	2,080	—	—	—	(728)	1,352
Reclassification adjustment for (gains) losses included in net income	(119)	—	—	—	42	(77)
Reclassification adjustment for OTTI losses excluded from net income[2]	76	—	—	—	(27)	49
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and sales inducements	—	(691)	(11)	—	246	(456)
Impact of net unrealized investment (gains) losses on future policy benefits	—	—	—	11	(4)	7

Balance, December 31, 2010	$2,524	$(895)	$(18)	$17	$(570)	$1,058

Net investment gains (losses) on investments arising during the period	2,465	—	—	—	(863)	1,602
Reclassification adjustment for (gains) losses included in net income	(179)	—	—	—	63	(116)
Reclassification adjustment for OTTI losses excluded from net income[2]	32	—	—	—	(11)	21
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and sales inducements	—	(572)	(11)	—	204	(379)
Impact of net unrealized investment (gains) losses on future policy benefits	—	—	—	(350)	123	(227)

Balance, December 31, 2011	$4,842	$(1,467)	$(29)	$(333)	$(1,054)	$1,959

[1]	Includes cash flow hedges. Refer to Note 12 – Derivative Financial Instruments and Risk Management for information on cash flow hedges.

[2]	Represents “transfers out” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following rollforward provides a breakdown of the cumulative credit loss component of OTTI losses recognized in earnings of fixed maturity securities still held for which a portion of the loss was recognized in AOCI (in millions):

	2011	2010
Balance at beginning of year	$201	$130
Additions
Credit loss impairments recognized in the current period on securities previously not impaired	26	50
Additional credit loss impairments recognized in the current period on securities previously impaired	51	29
Reductions
Credit loss impairments previously recognized on securities which matured, were paid down, prepaid or sold during the period	70	8

Balance at end of year	$208	$201

NOTE 6 — POLICYHOLDERS’ LIABILITIES

Policyholders’ Account Balances

Policyholders’ account balances at December 31, 2011 and 2010 were as follows (in millions):

	2011	2010
Deferred annuities	$38,473	$37,677
Universal life contracts	22,937	21,642
Annuities certain	513	424
Supplementary contracts without life contingencies	379	357
Unearned revenue liability	277	334
Guaranteed minimum accumulation benefit	470	222

Total policyholders’ account balances	$63,049	$60,656

Policyholders’ account balances on the above contracts are equal to cumulative deposits plus interest credited less withdrawals and less mortality and expense charges, where applicable.

Unearned revenue liability represents amounts that have been assessed to compensate the insurer for services to be performed over future periods.

The Guaranteed Minimum Accumulation Benefit (“GMAB”) is the fair value of embedded derivatives on deferred annuity contracts.

At December 31, 2011 and 2010, of the total policyholders’ account balances of $63,049 million and $60,656 million, respectively, the total amounts that have surrender privileges were $62,159 million and $59,814 million, respectively. The amounts redeemable in cash by policyholders at December 31, 2011 and 2010 were $59,636 million and $57,498 million, respectively.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following table highlights the interest rate assumptions generally utilized in calculating policyholders’ account balances, as well as certain withdrawal characteristics associated with these accounts at December 31, 2011:

Product	Interest Rate	Withdrawal/Surrender Charges
Deferred annuities	1.00% to 10.00%	Surrender charges 0% to 10% for up to 10 years.
Annuities certain	0.10% to 5.00%	No surrender or withdrawal charges.
Universal life contracts	2.50% to 8.00%	Various up to 19 years.
Supplementary contracts without life contingencies	1.50% to 3.50%	No surrender or withdrawal charges.

Less than 1% of policyholders’ account balances have interest crediting rates of 6% and greater.

Future Policy Benefits

Future policy benefits at December 31, 2011 and 2010 were as follows (in millions):

	2011	2010
Life insurance:
Taiwan business — 100% coinsured	$929	$902
Other life	165	129

Total life insurance	1,094	1,031
Individual and group payout annuities	8,203	5,867
Other contract liabilities	55	39

Total future policy benefits	$9,352	$6,937

Other than the 100% coinsured business, there were no amounts related to policies that have surrender privileges or amounts redeemable in cash by policyholders.

The following table highlights the key assumptions generally utilized in the calculation of future policy benefit reserves at December 31, 2011:

Product	Mortality	Interest Rate	Estimation Method
Life insurance: Taiwan business — 100% coinsured	Based upon best estimates at time of policy issuance with provision for adverse deviations (“PAD”).	3.80% to 7.50%	Net level premium reserve taking into account death benefits, lapses and maintenance expenses with PAD.
Individual and group payout annuities	Based upon best estimates at time of policy issuance with PAD.	3.75% to 8.75%	Present value of expected future payments at a rate expected at issue with PAD.

Less than 6% of future policy benefits are based on an interest rate of 6% and greater.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Guaranteed Minimum Benefits

At December 31, 2011 and 2010, the Company had variable contracts with guarantees. (Note that the Company’s variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive). For guarantees of amounts in the event of death, the net amount at risk is defined as the current Guaranteed Minimum Death Benefit (“GMDB”) in excess of the current account balance at the balance sheet date. For guarantees of accumulation balances, the net amount at risk is defined as GMAB minus the current account balance at the balance sheet date.

Variable Annuity Contracts — GMDB and GMAB

The Company issues certain variable annuity contracts with GMDB and GMAB features that guarantee either:

a) Return of deposits:    the benefit is the greater of current account value or premiums paid (adjusted for withdrawals).

b) Ratchet:    the benefit is the greatest of the current account value, premiums paid (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals).

The following table provides the account value, net amount at risk and average attained age of contract holders at December 31, 2011 and 2010 for GMDB and GMAB ($ in millions):

	2011
	Return of Net Deposits		Ratchet
	In the Event of Death (GMDB)	Accumulation at Specified Date (GMAB)	In the Event of Death (GMDB)
Account value	$7,195	$3,559	$10,920
Net amount at risk	$117	$147	$736
Average attained age of contract holders	58	57	62

	2010
	Return of Net Deposits		Ratchet
	In the Event of Death (GMDB)	Accumulation at Specified Date (GMAB)	In the Event of Death (GMDB)
Account value	$5,737	$3,103	$12,165
Net amount at risk	$67	$62	$519
Average attained age of contract holders	57	56	61

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following summarizes the liabilities for guarantees on variable contracts reflected in the general account in future policy benefits for GMDB and policyholders’ account balances for GMAB in the accompanying Consolidated Balance Sheet (in millions):

	GMDB	GMAB	Totals
Balance at January 1, 2009	$65	$316	$381
Incurred guarantee benefits	1	(81)	(80)
Paid guarantee benefits	(22)	—	(22)

Balance at December 31, 2009	44	235	279
Incurred guarantee benefits	5	(12)	(7)
Paid guarantee benefits	(11)	(1)	(12)

Balance at December 31, 2010	38	222	260
Incurred guarantee benefits	17	248	265
Paid guarantee benefits	(7)	—	(7)

Balance at December 31, 2011	$48	$470	$518

For GMABs, incurred guaranteed minimum benefits incorporate all changes in fair value other than amounts resulting from paid guarantee benefits. GMABs are considered to be embedded derivatives and are recognized at fair value through interest credited to policyholders’ account balances in the accompanying Consolidated Statement of Income (refer to Note 15 — Fair Value Measurements).

The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments in accordance with applicable guidance. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to increase in liabilities for future policy benefits in the accompanying Consolidated Statement of Income, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the GMDB liability at December 31, 2011 and 2010:

•	Data used was 1,000 stochastically generated investment performance scenarios.

•	Mean investment performance assumption ranged from 5.12% to 7.08% for 2011 and 5.42% to 6.73% for 2010.

•	Volatility assumption ranged from 13.14% to 14.67% for 2011 and was 13.47% to 15.45% for 2010.

•	Mortality was assumed to be 91.00% of the A2000 table for 2011 and 2010.

•	Lapse rates vary by contract type and duration and range from 0.50% to 30.00%, with an average of 6.04% for 2011, and 0.50% to 30.00%, with an average of 6.30% for 2010.

•	Discount rates ranged from 6.53% to 7.31% for 2011 and 6.69% to 7.25% for 2010.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following table presents the aggregate fair value of assets at December 31, 2011 and 2010, by major investment fund options (including the general and separate account fund options), held by variable annuity products that are subject to GMDB and GMAB benefits and guarantees. Since variable contracts with GMDB guarantees may also offer GMAB guarantees in each contract, the GMDB and GMAB amounts listed are not mutually exclusive (in millions):

	2011		2010
	GMDB	GMAB	GMDB	GMAB
Separate account:
Equity	$7,935	$1,832	$8,523	$1,826
Fixed income	3,987	854	3,412	635
Balanced	2,610	625	2,427	463
General account	3,583	248	3,540	179

Total	$18,115	$3,559	$17,902	$3,103

Additional Liability for Individual Life Products

Certain individual life products require additional liabilities for contracts with excess insurance benefit features. These excess insurance benefit features are generally those that result in profits in early years and losses in subsequent years. For the Company’s individual life contracts, this requirement primarily affects universal life policies with cost of insurance charges that are significantly less than the expected mortality costs in the intermediate and later policy durations.

Generally, the Company has separately defined an excess insurance benefit feature to exist when expected mortality exceeds all assessments. This insurance benefit feature is in addition to the base mortality feature, which the Company defines as expected mortality not in excess of assessments.

The following table summarizes the liability for excess insurance benefit features reflected in the general account in future policy benefits at December 31, 2011, 2010 and 2009 (in millions):

	2011	2010	2009
Beginning balance	$68	$45	$41
Net liability increase	33	23	4

Ending balance	$101	$68	$45

NOTE 7 — SEPARATE ACCOUNTS

Separate Accounts Registered with the SEC

The Company maintains separate accounts, which are registered with the SEC, for its variable deferred annuity and variable life products with assets of $17,666 million and $17,653 million at December 31, 2011 and 2010, respectively. The assets of the registered separate accounts represent investments in shares of the MainStay VP Series Fund, Inc. managed by NYL Investments and other non-proprietary funds.

Separate Accounts Not Registered with the SEC

The Company also maintains separate accounts, which are not registered with the SEC, with assets of $1,289 million and $1,106 million at December 31, 2011 and 2010, respectively. The assets in these separate accounts are comprised of MainStay VP Series Fund, Inc. managed by NYL Investments, other non- proprietary funds and limited partnerships.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Refer to Note 6 — Policyholders’ Liabilities, for information regarding separate accounts with contractual guarantees for GMDB and GMAB.

NOTE 8 — DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCEMENTS

The following is an analysis of DAC for the years ended December 31, 2011, 2010 and 2009 (in millions):

	2011	2010	2009
Balance at beginning of year	$3,429	$4,041	$4,667
Current year additions	543	640	715
Amortized during year	(520)	(557)	(312)

Balance at end of year before related adjustments	3,452	4,124	5,070
Adjustment for changes in unrealized net investment gains	(579)	(695)	(1,029)

Balance at end of year	$2,873	$3,429	$4,041

Sales Inducements

The following is an analysis of deferred sales inducements included in other assets in the accompanying Consolidated Balance Sheet for the years ended December 31, 2011, 2010 and 2009 (in millions):

	2011	2010	2009
Balance at beginning of year	$354	$313	$331
Current year additions	134	103	64
Amortized during year	(20)	(50)	(21)

Balance at end of year before related adjustments	468	366	374
Adjustment for changes in unrealized net investment gains	(11)	(12)	(61)

Balance at end of year	$457	$354	$313

NOTE 9 — INCOME TAXES

A summary of the components of the net total income tax expense for the years ended December 31, 2011, 2010 and 2009, included in the accompanying Consolidated Statement of Income are as follows (in millions):

	2011	2010	2009
Current:
Federal	$243	$133	$206
State and local	4	3	1
Foreign	1	—	—

	248	136	207
Deferred:
Federal	(138)	72	53

Total income tax expense	$110	$208	$260

Pursuant to the tax allocation agreement discussed in Note 2 — Significant Accounting Policies, as of December 31, 2011 and 2010, the Company recorded a net income tax (payable) receivable (to) from New York

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Life of $(113) million and $34 million, respectively, included in other liabilities and other assets in the accompanying Consolidated Balance Sheet.

The Company’s actual income tax expense for the years ended December 31, 2011, 2010 and 2009, differs from the expected amount computed by applying the U.S. statutory federal income tax rate of 35% for the following reasons:

	2011	2010	2009
Statutory federal income tax rate	35.0%	35.0%	35.0%
Tax exempt income	(3.9)%	(3.5)%	(1.1)%
Uncertain tax position	(1.1)%	(5.6)%	0.2%
Investment credits	(7.2)%	(1.7)%	(0.8)%
Other	0.4%	0.0%	(0.5)%

Effective tax rate	23.2%	24.2%	32.8%

Deferred income taxes are generally recognized, based on enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes. The Company’s management has concluded that the deferred tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

The components of the net deferred tax liability reported in other liabilities in the accompanying Consolidated Balance Sheet as of December 31, 2011 and 2010, are as follows (in millions):

	2011	2010
Deferred tax assets:
Future policyholder benefits	$831	$623
Employee and agents benefits	63	61
Other	14	11

Gross deferred tax assets	908	695

Deferred tax liabilities:
DAC	759	928
Investments	1,517	787
Other	1	1

Gross deferred tax liabilities	2,277	1,716

Net deferred tax liability	$1,369	$1,021

The Company has no net operating or capital loss carryforwards.

The Company’s federal income tax returns are routinely examined by the Internal Revenue Service (“IRS”) and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 2007 and anticipates the audit for tax years 2008 through 2010 to begin in 2012. There were no material effects on the Company’s results of operations as a result of these audits. The Company believes that its recorded income tax liabilities are adequate for all open years.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

A reconciliation of the beginning and ending amount of unrecognized tax benefits at December 31, 2011, 2010 and 2009, are as follows (in millions):

	2011	2010	2009
Beginning of period balance	$69	$117	$117
Reductions for tax positions of prior years	(2)	—	(9)
Additions for tax positions of current year	4	1	9
Settlements with tax authorities	—	(49)	—

End of period balance	$71	$69	$117

As of December 31, 2011, the Company had unrecognized tax benefits that, if recognized, would impact the effective tax rate by $2 million. The Company’s total amount of unrecognized tax benefits that, if recognized, would impact the effective tax rate as of December 31, 2010 and 2009, are less than $1 million and $44 million, respectively. Total interest expense associated with the liability for unrecognized tax benefits for the years ended December 31, 2011, 2010 and 2009, aggregated $2 million, $3 million and $6 million, respectively, and are included in income tax expense in the accompanying Consolidated Statement of Income. At December 31, 2011, 2010 and 2009, the Company had $7 million, $14 million and $31 million, respectively, of accrued interest associated with the liability for unrecognized tax benefits, which are reported in the accompanying Consolidated Balance Sheet (included in other liabilities). The $7 million decrease from December 31, 2010 in accrued interest associated with the liability for unrecognized tax benefits is the result of an increase of $2 million of interest expense and a $9 million decrease resulting from IRS settlements. The $17 million decrease from December 31, 2009 in accrued interest associated with the liability for unrecognized tax benefits is the result of an increase of $3 million of interest expense and a $20 million decrease resulting from IRS settlements. The Company does not anticipate any significant changes to its total unrecognized tax benefits within the next twelve months.

NOTE 10 — REINSURANCE

The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk and to be able to issue life insurance policies in excess of its retention limits. As of December 31, 2011, the Company reinsures the mortality risk on new life insurance policies on a quota-share yearly renewable term basis for almost all products. The Company had typically retained 10% of each risk until 2005 when it began retaining larger shares on many products. The quota-share retained now ranges from 10% to 95% and most products are fully retained if the policy size is less than $1 million. Most of the reinsured business is on an automatic basis. Cases in excess of the Company’s retention and certain substandard cases are reinsured facultatively. The Company does not have any individual life reinsurance agreements that do not transfer risk or contain risk-limiting features.

The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable in order to minimize its exposure to losses from reinsurer insolvencies. When necessary, an allowance is recorded for reinsurance the Company cannot collect. Three reinsurance companies account for approximately 79% and 78% of the reinsurance ceded to non-affiliates at December 31, 2011 and 2010, respectively.

In December 2004, the Company reinsured 90% of a block of in-force life insurance business, consisting of Universal Life, Variable Universal Life (“VUL”), Target Life and Asset Preserver, with New York Life. The agreement used a combination of coinsurance with funds withheld for the fixed portion maintained in the general account and modified coinsurance (“MODCO”) for the VUL policies in the Separate Accounts. Under both the MODCO and Funds Withheld treaties, the Company will retain the assets held in relation to the policyholders’

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

account balances and separate account liabilities. An experience refund will be paid to the Company at the end of each quarterly accounting period for 100% of the profits in excess of $5 million per year. Under authoritative guidance related to derivatives and hedging, the Funds Withheld and the MODCO treaties, along with the experience rating refund represents an embedded derivative, which is required to be carried at fair value. The fair value of this embedded derivative approximated $15 million and $48 million at December 31, 2011 and 2010, respectively, and is included in amounts recoverable from reinsurer in the accompanying Consolidated Balance Sheet. The change in fair value of this embedded derivative was ($33) million, $43 million and ($4) million for the years ended December 31, 2011, 2010 and 2009, respectively, and is included in net revenue from reinsurance in the accompanying Consolidated Statement of Income.

In connection with the above described reinsurance agreement with New York Life, the Company recorded a deferred gain of $244 million, which includes the $25 million purchase price and $219 million of GAAP reserves recoverable from the reinsurer in excess of the funds withheld liability. For the years ended December 31, 2011 and 2010, $1 million of the deferred gain was amortized and is included in net revenue from reinsurance in the accompanying Consolidated Statement of Income. For the year ended December 31, 2009, $32 million of the deferred gain was amortized and is included in net revenue from reinsurance in the accompanying Consolidated Statement of Income. The effect of this affiliated reinsurance agreement for the years ended December 31, 2011, 2010 and 2009 was as follows (in millions):

	2011	2010	2009
Fees-universal life policies ceded	$254	$293	$283
Net revenue from reinsurance	$81	$216	$143
Policyholders’ benefits ceded	$136	$116	$132
Amounts recoverable from reinsurer	$6,400	$6,193	$5,909
Amounts payable to reinsurer	$6,387	$6,146	$5,905
Other liabilities (deferred gain, net of amortization)	$17	$18	$19

Effective July 1, 2002, the Company transferred the Taiwan branch’s insurance book of business to an affiliated company, New York Life Insurance Taiwan Corporation (“NYLT”), an indirect wholly owned subsidiary of New York Life. The Company is jointly liable with NYLT for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet matured obligations. NYLT is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the branch’s net assets was accounted for as a long-duration coinsurance transaction. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established. Additionally, premiums and benefits associated with any business sold prior to July 1, 2002 are reflected in the Company’s accompanying Consolidated Statement of Income.

Accordingly, the Company recorded the following with respect to this transaction (in millions):

	2011	2010	2009
Amounts recoverable from reinsurer	$929	$902	$775
Premiums ceded	$68	$68	$68
Benefits ceded	$37	$42	$32

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The Company obtains coverage of mortality risk in excess of its retention limits from New York Life on a yearly renewable term basis. The premiums for this coverage were $14 million, $13 million and $12 million for the years ended December 31, 2011, 2010 and 2009, respectively.

The effects of all reinsurance for the years ended December 31, 2011, 2010 and 2009 were as follows (in millions):

	2011	2010	2009
Premiums:
Direct	$2,494	$1,961	$1,865
Assumed	3	2	2
Ceded	(70)	(71)	(70)

Net premiums	$2,427	$1,892	$1,797

Fees-universal life and annuity policies ceded	$572	$572	$542
Net revenue from reinsurance	$82	$218	$145
Policyholders’ benefits ceded	$367	$410	$384
Increase in ceded liabilities for future policyholder benefits	$16	$16	$15
Amounts recoverable from reinsurer:
Affiliated	$7,345	$7,095	$6,684
Unaffiliated	$278	$255	$243
Amounts payable to reinsurer:
Affiliated	$6,389	$6,148	$5,906
Unaffiliated	$41	$37	$35
Other liabilities (deferred gain, net of amortization)	$17	$18	$19

NOTE 11 — DEBT

Debt consisted of the following at December 31, 2011 and 2010 (in millions):

	2011	2010
Recourse debt
Payable to Capital Corporation	$—	$10
Promissory note — Aeolus	4	5

Total recourse debt	4	15

Non-recourse debt
Other	5	5

Total non-recourse debt	5	5

Total debt	$9	$20

Recourse Debt

At December 31, 2011 the Company did not have an outstanding debt balance with New York Life Capital Corporation (“Capital Corporation”), an indirect wholly owned subsidiary of New York Life. At December 31, 2010, the Company had an outstanding debt balance of $10 million, with Capital Corporation. Refer to Note 14 — Related Party Transactions.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The Company issued a promissory note on November 1, 2006, in the amount of $8 million at a fixed interest rate of 5.5% per annum in connection with the purchase of a membership interest in Aeolus Wind Power II LLC. The note calls for the Company to make quarterly payments of principal and interest with the first installment paid on January 31, 2007 and the final installment due on July 31, 2016. The note may not be prepaid in whole or in part and there are no collateral requirements. The carrying amount of the note was $4 million and $5 million at December 31, 2011 and 2010, respectively.

Non-Recourse Debt

At December 31, 2011 and 2010, the Company was required to consolidate one structured investment in which the Company is considered the primary beneficiary with an outstanding debt balance of $5 million in both years. Refer to Note 4 — Investments.

NOTE 12 — DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

The Company uses derivative financial instruments to manage interest rate, currency, market and credit risk. These derivative financial instruments include foreign exchange forward contracts; interest rate and equity options; interest rate, inflation, and credit default and currency swaps. The Company also uses written covered call options in order to generate income. The Company does not engage in derivative financial instrument transactions for speculative purposes. Refer to Note 2 — Significant Accounting Policies for a detailed discussion of the types of derivatives the Company enters into, the Company’s objectives and strategies for using derivative instruments and how they are accounted for.

The Company deals with highly rated counterparties and does not expect the counterparties to fail to meet their obligations under the contracts. The Company has controls in place to monitor credit exposures by limiting transactions with specific counterparties within specified dollar limits and assessing the creditworthiness of counterparties. The Company uses netting arrangements incorporated in master agreements with counterparties and adjusts transaction levels, when appropriate, to minimize risk. The Company’s policy is to not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreements with the associated collateral.

To further minimize risk, credit support annexes (“CSA”) typically are negotiated as part of swap documentation entered into by the Company with counterparties. The CSA defines the terms under which collateral is transferred in order to mitigate credit risk arising from “in the money” derivative positions. The CSA requires that a derivative counterparty post collateral to secure that portion of its anticipated derivative obligation, taking into account netting arrangements, in excess of a specified threshold. Collateral received is typically invested in short-term investments. Those agreements also include credit contingent provisions whereby the threshold typically declines on a sliding scale with a decline in the counterparties’ rating. In addition, certain of the Company’s contracts contain provisions that require the Company to maintain a specific investment grade credit rating and if the Company’s credit rating were to fall below that specified rating, the counterparty to the derivative instrument could request immediate payout or full collateralization. The Company has less than $1 million in derivative instruments with credit-risk-related contingent features that are in a net liability position with the counterparty as of December 31, 2011.

The Company is exposed to credit-related losses in the event that a counterparty fails to perform its obligations under its contractual terms. For contracts with counterparties where no netting provisions are specified in the master agreements, in the event of default, credit exposure is defined as the fair value of contracts in a gain position at the reporting date, net of any collateral held under a CSA with that counterparty. Credit exposure to counterparties where a netting arrangement is in place, in the event of default, is defined as the net fair value, if positive, of all outstanding contracts with each specific counterparty, net of any collateral held under a CSA with that counterparty. As of December 31, 2011 and 2010, the Company held collateral for derivatives of $137 million and $167 million, respectively. Credit risk exposure in a net gain position, net of offsets and collateral, was $25 million and $28 million at December 31, 2011 and 2010, respectively.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Notional or contractual amounts of derivative financial instruments provide a measure of involvement in these types of transactions and do not represent the amounts exchanged between the parties engaged in the transaction. The amounts exchanged are determined by reference to the notional amounts and other terms of the derivative financial instruments, which relate to interest rates, exchange rates or other financial indices.

The following table presents the notional amount, number of contracts and gross fair value of derivative instruments that are qualifying and designated as hedging instruments, by type of hedge designation, and those that are not designated as hedging instruments (excluding embedded derivatives) at December 31, 2011 and 2010 (in millions, except for number of contracts). Refer to Note 15 — Fair Value Measurements for a discussion of valuation methods for derivative instruments.

		2011				2010
	Primary Risk Exposure	Volume		Fair Value [1]		Volume		Fair Value [1]
		Notional	Number of Contracts	Asset	Liability	Notional	Number of Contracts	Asset	Liability
Derivatives designated as hedging:
Cash flow hedges:
Interest rate swaps	Interest	$37	2	$12	$—	$37	2	$8	$—
Currency swaps	Currency	203	14	1	15	203	13	*	19

Total derivatives designated as hedging instruments		240	16	13	15	240	15	8	19

Derivatives not designated as hedging:
Interest rate swaps	Interest	816	53	16	14	249	37	13	9
Interest rate options	Interest	17,819	58	17	—	17,760	56	58	—
Swaptions	Interest	17,050	48	44	—	6,781	31	62	—
Corridor options	Interest	14,300	140	4	—	18,650	166	27	—
Currency swaps	Currency	134	5	4	2	72	3	1	3
Currency forwards	Currency	10	3	*	*	34	12	1	*
Equity options	Market	412	61	84	*	275	25	40	—
Futures	Interest	3	20	—	*	—	—	—	—
Credit default swaps:
Buy protection	Credit	12	3	*	—	12	3	—	*
Sell protection	Credit	1	1	—	*	1	1	—	*
Average call rate spread	Interest	—	—	—	—	17	2	—	1

Total derivatives not designated as hedging instruments		50,557	392	169	16	43,851	336	202	13

Accrued investment income		—	—	—	—	—	—	*	—

Total derivatives		$50,797	408	$182	$31	$44,091	351	$210	$32

*	Amounts are less than $1 million.

[1]

The estimated fair value of all derivatives in an asset position is reported within other investments, and the estimated fair value of all derivatives in a liability position is reported within other liabilities in the accompanying Consolidated Balance Sheet.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Fair Value Hedges

The Company recognizes gains and losses on both the derivative instrument and the related hedged item of fair value hedges within net investment gains or losses in the accompanying Consolidated Statement of Income. The Company did not have any open fair value hedge contracts during 2011, 2010 or 2009.

For fair value hedges, all components of each derivative’s gain or loss were included in the assessment of hedge ineffectiveness. There were no instances during 2011, 2010 and 2009 in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge due to hedge ineffectiveness.

Cash Flow Hedges

The following table presents the effects of derivatives in cash flow hedging relationships in the accompanying Consolidated Statement of Income and the Consolidated Statement of Stockholder’s Equity for the years ended December 31, 2011, 2010 and 2009 (in millions):

	Amount of Gain (Loss) Recognized in OCI on Derivative (Effective Portion)[1]	Amount of Gain (Loss) Reclassified from AOCI into Net Income (Effective Portion)
		Net Investment Gains (Losses)	Net Investment Income (Losses)
For the year ended 12/31/2011:
Interest rate contracts	$4	$—	$1
Currency contracts	4	—	(2)

Total	$8	$—	$(1)

For the year ended 12/31/2010:
Interest rate contracts	$10	$8	$1
Currency contracts	(12)	(7)	(2)

Total	$(2)	$1	$(1)

For the year ended 12/31/2009:
Interest rate contracts	$(20)	$4	$(1)
Currency contracts	(32)	—	(12)

Total	$(52)	$4	$(13)

[1]

The amount of gain (loss) recognized in OCI is reported as a change in net unrealized investment gains (losses), a component of AOCI, in the accompanying Consolidated Statement of Stockholder’s Equity.

In 2011 and 2010, there were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted under the authoritative guidance on derivatives and hedging. In 2009, the Company discontinued cash flow hedge accounting on an interest rate swap that was hedging the forecasted interest payments on an underlying interest only strip for which a $4 million impairment loss was taken on the underlying bond. The

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Company believed that it was no longer probable that all of the remaining forecasted cash flows would still occur due to credit concerns. Hedge accounting was discontinued and an offsetting gain of $4 million was reclassified from AOCI into net investment losses in the accompanying Consolidated Statement of Income for the year ended December 31, 2009. There were no deferred gains or losses remaining in OCI after the reclassification. The swap will be carried at fair value with changes recognized in net investment losses.

There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments.

Presented below is a rollforward of the components of AOCI, before taxes, related to cash flow hedges (in millions):

	2011	2010	2009
Balance, beginning of year	$(12)	$(10)	$33
Gains/(losses) gains deferred in OCI on the effective portion of cash flow hedges	8	(2)	(52)
Losses (gains) reclassified to net income	1	—	9

Balance, end of year	$(3)	$(12)	$(10)

For cash flow hedges, the estimated amount of existing losses that are reported in AOCI at December 31, 2011 related to periodic interest payments on assets and liabilities being hedged that is expected to be reclassified into earnings within the next 12 months is less than $1 million.

Derivatives Not Qualifying or Designated as Hedging Instruments

The Company has derivative instruments that are not designated or do not qualify for hedge accounting treatment. The following table provides the income statement classification and amount of gains and losses on derivative instruments not designated as hedging instruments for the years ended December 31, 2011, 2010 and 2009 (in millions):

	Amount of Gain (Loss) Recognized in Income on Derivative[1]
	2011	2010	2009
Interest rate swaps	$(1)	$(6)	$13
Swaptions	(101)	11	—
Interest rate caps	(45)	(55)	1
Currency swaps	6	(2)	—
Corridor options	(24)	(47)	56
Currency forwards	(1)	2	(1)
Equity options	23	(6)	(53)
Futures	*	(32)	(16)
Bond forwards	—	25	—
Credit default swaps
Buy protection	*	*	(1)
Sell protection	*	*	*

Total	$(143)	$(110)	$(1)

*	Recognized loss is less than $1 million.

[1]	The amount of (loss) gain is reported within net investment gains (losses) in the Consolidated Statement of Income.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The Company enters into credit default swaps (“CDS”) both to buy loss protection from, and sell loss protection to a counterparty in the event of default of a reference obligation or a reference pool of assets. The Company also sells CDS protection on a basket of U.S. securities and indexes in order to swap the credit risk from certain foreign denominated fixed maturity securities. The duration of these contracts is two years. At December 31, 2011, 2010 and 2009, the Company had four open contracts, for CDS at a notional amount of $13 million, with a net liability of less than $1 million in 2011 and 2010, and $1 million in 2009. Realized gains of less than $1 million, which includes realized gains of less than $1 million related to credit protection sold, were recorded for the years ended December 31, 2011 and 2010. For the year ended December 31, 2009, realized losses of $1 million, which includes realized gains of less than $1 million related to credit protection sold, were recorded. These amounts are reflected in net investment gains (losses) in the accompanying Consolidated Statement of Income.

The maximum amount the Company would be required to pay under swaps in which credit protection was sold, assuming all referenced obligations default at a total loss without recoveries, would be $1 million for December 31, 2011, 2010 and 2009. The market value of swaps for credit protection sold was a liability of less than $1 million for December 31, 2011, 2010 and 2009. The Company posted collateral in the amount of less than $1 million, $1 million and $2 million for December 31, 2011, 2010 and 2009 respectively, on open positions for credit protection sold.

Embedded Derivatives

The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. As of December 31, 2011 and 2010, there were no embedded derivatives that could not be separated from their host contracts.

The following table presents the fair value amounts of the Company’s embedded derivatives at December 31, 2011 and 2010 (in millions):

		Fair Value
	Balance Sheet Location	2011	2010
Embedded derivatives in asset host contracts:
Other[1]	Amounts recoverable from reinsurers	$15	$48
Embedded derivatives in liability host contracts:
GMAB[1]	Policyholders’ account balances	$470	$222

[1]	For further information on these embedded derivatives refer to Note 15 — Fair Value Measurements.

The following table presents the changes in fair value related to embedded derivatives for the years ended December 31, 2011, 2010 and 2009 (in millions):

	2011	2010	2009
Net revenue from reinsurance	$(33)	$43	$(4)
Interest credited to policyholders’ account balances	$248	$(25)	$(90)

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

NOTE 13 — COMMITMENTS AND CONTINGENCIES

Litigation

The Company is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. The Company is also from time to time involved in various governmental, administrative and investigative proceedings and inquiries.

Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, the Company believes that, after provisions made in the consolidated financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company’s financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company’s operating results for a given year.

Regulatory Inquiries

By letter dated May 20, 2011, the California Department of Insurance notified the Company that it is conducting a special examination of the Company’s practices regarding payment of benefits under life insurance policies and annuities, termination of annuity payments, payments to holders of retained asset accounts, use of the Social Security Administration “Death Master Index” and other matters. This examination relates to matters also being examined by state departments of revenue (or equivalent state agencies) in a number of states under their respective unclaimed property laws. Subsequent similar notices were received from the Department and the New York and Massachusetts State Attorney General’s Offices. In connection with these audits and examinations, the Company has made a number of payments to beneficiaries and identified additional policies that are in the process of settlement or are being investigated for potential settlement. As a result of these ongoing inquiries, the Company recorded a charge to net income of $9 million, net of reserves, reinsurance recoverable and taxes, for the year ended December 31, 2011.

Assessments

Most of the jurisdictions in which the Company is licensed to transact business require life insurers to participate in guaranty associations, which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets.

The Company received notification of the insolvency of various life insurers. It is expected that these insolvencies will result in remaining guaranty fund assessments against the Company of approximately $49 million and $39 million which have been accrued in other liabilities in the accompanying Consolidated Balance Sheet for the years ended December 31, 2011 and 2010, respectively. The Company expects to recover $27 million and $28 million at December 31, 2011 and 2010, respectively, of premium offsets reflected in other assets on the accompanying Consolidated Balance Sheet.

In 2011, New York Life committed to contribute $20 million, of which $10 million was allocated to the Company, to a voluntary fund that will be established to provide benefits to certain Executive Life Insurance Company of New York (“ELNY”) payees who otherwise would have had their contractual benefits reduced as a result of ELNY’s liquidation.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Guarantees

The Company, in the ordinary course of its business, has numerous agreements with respect to its related parties and other third-parties. In connection with such agreements there may be related commitments or contingent liabilities, which may take the form of guarantees. The Company believes the ultimate liability that could result from any such guarantees would not have a material adverse effect on the Company’s financial position.

Loaned Securities and Repurchase Agreements

The Company participates in a securities lending program for the purpose of enhancing income on certain securities held. At December 31, 2011 and 2010, $452 million of the Company’s fixed maturity securities were on loan to others. Such assets reflect the extent of the Company’s involvement in securities lending, not the Company’s risk of loss. At December 31, 2011 and 2010, the Company recorded cash collateral received under these agreements $461 million, and established a corresponding liability for the same amount, which is included in other liabilities in the accompanying Consolidated Balance Sheet. The Company did not hold collateral in the form of securities at December 31, 2011 and 2010.

The Company enters into agreements to purchase and resell securities, and agreements to sell and repurchase securities for the purpose of enhancing income on the securities portfolio. At December 31, 2011 and 2010, the Company had agreements to purchase and resell securities, which are reflected in the accompanying Consolidated Balance Sheet, totaling $90 million and $146 million at an average coupon rate of 0.06% and 0.19%, respectively. At December 31, 2011 and 2010, the Company had agreements to sell and repurchase securities, which are reflected in the accompanying Consolidated Balance Sheet, totaling $114 million and $182 million at an average coupon rate of 4.22% and 3.94%, respectively.

Liens

Several commercial banks have customary security interests in certain assets of the Company to secure potential overdrafts and other liabilities of the Company that may arise under custody, securities lending and other banking agreements with such banks.

NOTE 14 — RELATED PARTY TRANSACTIONS

The Company has significant transactions with New York Life and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

New York Life provides the Company with services and facilities for the sale of insurance and other activities related to the business of insurance. New York Life charges the Company for the identified costs associated with these services and facilities under the terms of an administrative service agreement between New York Life and the Company. Such costs, amounting to $731 million, $723 million and $684 million for the years ended December 31, 2011, 2010 and 2009, respectively, are reflected in operating expenses and net investment income in the accompanying Consolidated Statement of Income.

In 2011, the Company received a $300 million capital contribution consisting of $123 million of cash and $177 million in the form of release of intercompany payables, from New York Life.

In 2009, the Company received a $1 billion capital contribution in the form of cash of $877 million and fixed maturity securities having a fair value of $123 million, from New York Life.

During 2009, the Company sold equity securities in the amount of $266 million to New York Life. The Company also purchased, primarily, fixed maturity and equity securities in the amount of $1,123 million from New York Life.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The Company’s interests in commercial mortgage loans are held in the form of participations in mortgages originated or acquired by New York Life. Under the participation agreement for each such mortgage, it is agreed between the Company and New York Life that the Company’s proportionate interest (as evidenced by a participation certificate) in the underlying mortgage, including without limitation, the principal balance thereof, all interest which accrues thereon, and all proceeds generated there from, will be parri passu with New York Life’s and pro rata based upon the respective amounts funded by New York Life and the Company in connection with the applicable mortgage origination or acquisition. Consistent with the participation arrangement, all mortgage documents name New York Life (and not both New York Life and the Company) as the lender but are held for the benefit of both the Company and New York Life pursuant to the applicable participation agreement. New York Life retains general decision making authority with respect to each mortgage loan, although certain decisions require the Company’s approval.

The Company is a party to an affiliated group air transportation service agreement entered into with NYLIFE LLC, a direct wholly owned subsidiary of New York Life, in November 2004. Under the terms of the agreement the Company, in conjunction with certain specified affiliates, leases an aircraft from NYLIFE LLC. The aircraft is to be used by members of senior management and directors for business travel under certain circumstances. Personal use of the aircraft by employees and directors is not permitted. Costs associated with the lease are determined on a fully allocated basis and allotted to the parties based on usage. For the year ended December 31, 2011, the Company’s share of expenses associated with the lease of the aircraft was $2 million. For the years ended December 31, 2010 and 2009, the Company’s share of expenses associated with the lease of the aircraft $1 million. The agreement expired in November 2009, with automatic one-year renewals, unless terminated earlier. The agreement was renewed for five years, until November 2014.

The Company has entered into investment advisory and administrative services agreements with NYL Investments whereby NYL Investments provides investment advisory services to the Company. At December 31, 2011, 2010 and 2009, the total cost for these services amounted to $76 million, $69 million and $53 million, respectively, which are included in the costs of services billed by New York Life to the Company, as noted above.

In addition, NYL Investments has an Investment Advisory Agreement with the Mainstay VP Funds Trust (the “Fund”), a registered investment company whose shares are sold to various separate accounts of the Company. NYL Investments, the administrator of the Fund, and the Company have entered into agreements regarding administrative services to be provided by the Company. Under the terms of the agreement, NYL Investments pays the Company administrative fees for providing services to the Fund. The Company recorded fee income from NYL Investments for the years ended December 31, 2011, 2010 and 2009 of $17 million, $16 million, and $13 million, respectively.

At December 31, 2011 and 2010, the Company had a net liability of $186 million and $241 million, respectively, for the above-described services, which are included in other assets and other liabilities in the accompanying Consolidated Balance Sheet. The terms of the settlement generally require that these amounts be settled in cash within ninety days. The terms of the investment advisory agreements require payment ten days from receipt of bill.

To satisfy its obligations under certain structured settlement agreements with unaffiliated insurance companies, beneficiaries and other non-affiliated entities, the Company owns certain single premium annuities issued by New York Life. The carrying value of the annuity contracts is based upon the actuarially determined value of the obligations under the structured settlement contracts, which generally have some life contingent benefits. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations range from 4.23% to 7.81%. At December 31, 2011 and 2010, the carrying value of the interest in annuity contracts and the obligations under structured settlement agreements in the accompanying Consolidated Balance Sheet amounted to $5,720 million and $5,454 million, respectively.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The Company has directed New York Life to make the payments under the annuity contracts directly to the payees under the structured settlement agreements.

In addition, the Company has issued certain annuity contracts to New York Life in order that New York Life may satisfy its third-party obligations under certain structured settlement agreements. The interest rate used in establishing such obligations was 5.86% for 2011. The Company has been directed by New York Life to make the payments under the annuity contracts directly to the beneficiaries under these structured settlement agreements. At December 31, 2011 and 2010, the amount of outstanding reserves on these contracts included in future policy benefits was $170 million and $173 million, respectively.

The Company has a variable product distribution agreement with NYLIFE Distributors, an indirect wholly owned subsidiary of New York Life, granting NYLIFE Distributors the exclusive right to distribute, and be the principal underwriter of the Company’s variable product policies. NYLIFE Distributors has an agreement with NYLIFE Securities, another indirect wholly owned subsidiary of New York Life, under which registered representatives of NYLIFE Securities solicit sales of these policies. In connection with this agreement, the Company incurred commission expense to NYLIFE Securities’ registered representatives of $98 million, $85 million and $65 million, for the years ended December 31, 2011, 2010 and 2009, respectively.

In addition, the Company entered into a service fee agreement with NYLIFE Securities effective July 1, 2008, as amended on July 1, 2009, whereby NYLIFE Securities charges the Company a fee for management and supervisory services rendered in connection with variable life and variable annuity sales and in-force business. For the years ended December 31, 2011, 2010 and 2009, the Company incurred an expense of $33 million, $29 million and $28 million, respectively, under this agreement. At December 31, 2011 and 2010, the Company recorded no payables to NYLIFE Securities under this agreement.

The Company has a credit agreement with New York Life, dated April 1, 1999, wherein New York Life can borrow funds from the Company. The maximum amount available to New York Life is $490 million. No outstanding balance was due to the Company at December 31, 2011 and 2010.

The Company also has a credit agreement with New York Life, dated September 30, 1993, under which the Company can borrow up to $490 million. During 2011, 2010 and 2009, the credit facility was not used, no interest was paid and no outstanding balance was due.

On December 23, 2004, the Company entered into a credit agreement with Capital Corporation under which the Company can borrow up to $490 million. At December 31, 2011 the Company had no outstanding balance due. At December 31, 2010 there was $10 million outstanding to Capital Corporation. Interest expense for 2011, 2010 and 2009 was less than $1 million.

During August 2003, the Company transferred without recourse several private placement debt securities to MCF. MCF is an indirect wholly owned subsidiary of New York Life. MCF paid for the purchase price of the securities transferred by delivering to the Company promissory notes with terms identical to the securities transferred. The private placement debt securities matured, and the outstanding balance payable to the Company totaling $5 million was paid to the Company on June 6, 2011. At December 31 2010, the Company recorded a receivable from MCF, included in investments in affiliates in the accompanying Consolidated Balance Sheet, of $5 million. The Company received interest payments from MCF of less than $1 million for each of the years ended December 31, 2011, 2010 and 2009.

The Company has purchased from MCF participations in collateralized loans to third-parties underwritten by MCF. Under the participation agreements, the Company assumes the performance risk on these loans with no recourse against MCF. In 2011 and 2010 the Company did not purchase any new loans only additional debt with existing loans. At December 31, 2011, the Company held loans with a total commitment amount of $181 million of which $151 million had been funded and $30 million remained unfunded. At December 31, 2010, the

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Company held loans with a total commitment amount of $308 million of which $250 million had been funded and $58 million remained unfunded. These loans are reported in other investments in the accompanying Consolidated Balance Sheet.

On April 30, 2010, the Company entered into a revolving loan agreement with MCF (as amended from time to time, the “MCF Loan Agreement”). The MCF Loan Agreement establishes the terms under which the Company may provide funding to MCF for commitments to fund senior debt, subordinated debt and equity investments, each having different terms and conditions, in each case entered into on or after January 1, 2010. The principal amount provided to MCF cannot exceed 2.5% of the Company’s statutory cash and invested assets as of the most recent quarterly statement. All outstanding advances made to MCF under the MCF Loan Agreement, together with unpaid interest or accrued return thereon will be due in full on July 1, 2015. At December 31, 2011 and 2010, the outstanding balance of loans to MCF under the MCF Loan Agreement was $925 million and $533 million, respectively. These loans are reported in investments in affiliates in the accompanying Consolidated Balance Sheet. During 2011 and 2010, the Company received interest payments from MCF totaling $40 million and $8 million, respectively, which are included in net investment income in the accompanying Consolidated Statement of Income.

The Company has an arrangement with New York Life whereby a policyholder may convert a New York Life term policy or term rider to a Universal Life policy issued by the Company, without any additional underwriting. As compensation for this arrangement, the Company recorded other income of $17 million, $18 million and $17 million for the years ended December 31, 2011, 2010 and 2009, respectively.

The Company has an arrangement with New York Life whereby a policyholder may convert an individual life insurance policy and rider issued by the Company to a permanent cash value life insurance policy issued by New York Life without any additional underwriting. As compensation for this arrangement, the Company paid New York Life $1 million for the years ended December 31, 2011, 2010 and 2009.

The Company has an arrangement with NYLIFE Insurance Company of Arizona (“NYLAZ”), a wholly owned subsidiary of New York Life, whereby a policyholder may convert a NYLAZ term policy to a permanent cash value life insurance policy issued by the Company without any additional underwriting. As compensation for this arrangement, the Company recorded other income of $6 million, $7 million, and $6 million from NYLAZ for the years ended December 31, 2011, 2010 and 2009, respectively.

The Company has issued various Corporate Owned Life Insurance policies to New York Life for the purpose of informally funding certain benefits for New York Life employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. As of December 31, 2011 and 2010, the Company recorded liabilities of approximately $2,802 million and $2,823 million, respectively, which are included in policyholders’ account balances and separate account liabilities in the accompanying Consolidated Balance Sheet.

The Company has also issued various Corporate Owned Life Insurance policies to separate Voluntary Employees’ Beneficiary Association (VEBA) trusts formed for the benefit of New York Life’s retired employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. As of December 31, 2011 and 2010, policyholders’ account balances and separate account liabilities related to these policies aggregated $278 million and $285 million, respectively.

The Company has an agreement with NYLINK Insurance Agency Incorporated (“NYLINK”), an indirect wholly owned subsidiary of New York Life, granting NYLINK the right to solicit applications for the Company’s products through NYLINK’s subagents. For the year ended December 31, 2011 the Company recorded commission and fee expense to NYLINK agents of $2 million. For the years ended December 31, 2010 and 2009, the Company recorded commission and fee expense to NYLINK agents of $4 million.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Effective December 31, 2004, the Company entered into a reinsurance agreement with New York Life (refer to Note 10 —  Reinsurance for more details).

Effective July 1, 2002, the Company transferred its Taiwan branch insurance book of business to NYLT, which is accounted for as a long-duration coinsurance transaction (refer to Note 10 — Reinsurance for more details).

NOTE 15 — FAIR VALUE MEASUREMENTS

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

The levels of the fair value hierarchy are based on the inputs to the valuation as follows:

Level 1	Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market. Active markets are defined as a market in which many transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active, or other model driven inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities and other market observable inputs. Valuations are generally obtained from third-party pricing services for identical or comparable assets or liabilities or through the use of valuation methodologies using observable market inputs. This category also includes the fair value of separate accounts that invest in LP’s that use net asset value (“NAV”), if the investment can be redeemed with the investee at NAV at the measurement date or in the near-term (generally within 90 days).
Level 3	Instruments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s own assumptions in pricing the asset or liability. Pricing may also be based upon broker quotes that do not represent an offer to transact. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Non-binding broker quotes, which are utilized when pricing service information is not available, are reviewed for reasonableness based on the Company’s understanding of the market and are generally considered Level 3. To the extent the internally developed valuations use significant unobservable inputs; they are classified as Level 3.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following tables represent the balances of assets and liabilities measured at fair value on a recurring basis as of December 31, 2011 and 2010 (in millions):

	2011
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed maturities — available-for-sale:
U.S. Treasury	$—	$1,835	$—	$1,835
U.S. government corporations and agencies	—	1,366	6	1,372
U.S. agency mortgage-backed and asset-backed securities	—	17,089	84	17,173
Foreign governments	—	897	10	907
U.S. corporate	—	27,599	210	27,809
Foreign corporate	—	8,668	128	8,796
Non-agency residential mortgage-backed securities	—	2,475	189	2,664
Non-agency commercial mortgage-backed securities	—	4,966	—	4,966
Non-agency asset-backed securities	—	3,659	508	4,167
Redeemable preferred securities	—	3	—	3

Total fixed maturities — available-for-sale	—	68,557	1,135	69,692

Fixed maturities — trading
Non-agency residential mortgage-backed securities	—	32	—	32
Non-agency commercial mortgage-backed securities	—	6	—	6
Non-agency asset-backed securities	—	92	17	109

Total fixed maturities — trading	—	130	17	147

Equity securities — available-for-sale
Common stock	160	—	2	162
Non-redeemable preferred stock	—	2	3	5
Mutual Funds	10	—	—	10

Total equity securities — available-for-sale	170	2	5	177

Equity securities — trading Common stock	—	—	2	2

Total equity securities — trading	—	—	2	2

Derivative assets	—	182	—	182
Securities purchased under agreements to resell	—	90	—	90
Other invested assets	—	18	—	18
Cash equivalents	6	464	—	470
Short-term investments	—	91	—	91
Amounts recoverable from reinsurers	—	—	15	15
Separate account assets[1]	18,544	261	150	18,955

Total assets accounted for at fair value on a recurring basis	$18,720	$69,795	$1,324	$89,839

Policyholders’ account balances [2]	—	—	470	470
Derivative liabilities	—	31	—	31

Total liabilities accounted for at fair value on a recurring basis	$—	$31	$470	$501

[1]

Separate account liabilities are not included above, as they are reported at contract value in the accompanying Consolidated Balance Sheet in accordance with the Company’s policy (refer to Note 2 — Significant Accounting Policies).

[2]	Policyholders’ account balances represent embedded derivatives bifurcated from host contracts.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2010
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed maturities — available-for-sale:
U.S. Treasury	$—	$1,288	$—	$1,288
U.S. government corporations and agencies	—	1,072	6	1,078
U.S. agency mortgage-backed and asset-backed securities		14,910	655	15,565
Foreign governments	—	818	11	829
U.S. corporate	—	26,138	144	26,282
Foreign corporate	—	7,190	82	7,272
Non-agency residential mortgage-backed securities	—	2,630	352	2,982
Non-agency commercial mortgage-backed securities	—	5,149	3	5,152
Non-agency asset-backed securities	—	3,184	657	3,841
Redeemable preferred securities	—	6	—	6

Total fixed maturities — available-for-sale	—	62,385	1,910	64,295

Fixed maturities — trading
Foreign governments	—	1	—	1
Non-agency asset-backed securities	—	76	19	95

Total fixed maturities — trading	—	77	19	96

Equity securities — available-for-sale
Common stock	15	—	3	18
Non-redeemable preferred stock	—	2	3	5

Total equity securities — available-for-sale	15	2	6	23

Equity securities — trading Common stock	—	—	3	3

Total equity securities — trading	—	—	3	3

Derivative assets	—	210	—	210
Securities purchased under agreements to resell	—	146	—	146
Cash equivalents	9	730	—	739
Short-term investments	—	79	—	79
Amounts recoverable from reinsurers	—	—	48	48
Separate account assets[1]	18,336	309	114	18,759

Total assets accounted for at fair value on a recurring basis	$18,360	$63,938	$2,100	$84,398

Policyholders’ account balances [2]	—	—	222	222
Derivative liabilities	—	32	—	32

Total liabilities accounted for at fair value on a recurring basis	$—	$32	$222	$254

[1]

Separate account liabilities are not included above, as they are reported at contract value in the accompanying Consolidated Balance Sheet in accordance with the Company’s policy (refer to Note 2 — Significant Accounting Policies).

[2]	Policyholders’ account balances represent embedded derivatives bifurcated from host contracts.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Transfers between levels

Transfers between levels may occur due to changes in valuation sources, or changes in the availability of market observable inputs, which generally are caused by changes in market conditions such as liquidity, trading volume or bid-ask spreads. The Company’s policy is to assume the transfer occurs at the beginning of the period.

Transfers between Levels 1 and 2
Periodically the Company has transfers between Level 1 and Level 2 for assets and liabilities.

Transfers between Levels 1 and 2 were not significant during the twelve months ended December 31, 2011, 2010 and 2009.

Transfers into and out of Level 3

The Company’s basis for transferring assets and liabilities into and/or out of Level 3 is based on the changes in the observability of data.

Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

During the years ended December 31, 2011 and 2010, the Company transferred $181 million and $270 million, respectively, of securities into Level 3 consisting of fixed maturity available-for-sale securities in 2011 and fixed maturity available-for-sale securities and separate account assets in 2010. The transfers into Level 3 related to fixed maturity available-for-sale securities were primarily due to unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when previously, information from third-party pricing services (that could be validated) was utilized. For the separate account assets, transfers into Level 3 are related to limited partnership investments that are restricted with respect to transfers or withdrawals.

Transfers out of Level 3 of $965 million and $630 million during the years ended December 31, 2011 and 2010, respectively, were primarily due to significant increases in market activity, or one or more significant input(s) becoming observable for fixed maturity available-for-sale securities in 2011 and fixed maturity available-for-sale and trading securities in 2010.

Net transfers into (out of) Level 3 for fixed maturity available-for-sale securities totaled ($909) million during the year ended December 31, 2009. For the year ended December 31, 2009, transfers out of Level 3 were primarily the result of observable inputs utilized within valuation methodologies and observable information from third-party pricing services or internal models in place of previous broker quotes. Partially offsetting these transfers out of Level 3 were transfers into Level 3 due to the use of unobservable inputs in valuation methodologies as well as the utilization of broker quotes for certain assets.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The tables below present a reconciliation of all Level 3 assets and liabilities for the years ended December 31, 2011, 2010 and 2009 (in millions):

	2011
	U.S. Government Corporations and Agencies	U.S. Agency Mortgage- Backed and Asset- Backed Securities	Foreign Governments	U.S. corporate	Foreign Corporate	Non-Agency Residential Mortgage- Backed Securities
Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$6	$655	$11	$144	$82	$352
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment (losses) gains	—	—	—	(8)	(5)	—
Net investment income (losses)[1]	—	—	—	—	—	(1)
Net revenue from reinsurance	—	—	—	—	—	—
Interest credited to policyholders’ account balances	—	—	—	—	—	—
Other comprehensive income	—	4	—	(10)	(5)	4
Purchases	—	82	—	74	4	—
Sales	—	(22)	—	(6)	(26)	—
Issuances	—	—	—	—	—	—
Settlements	—	(1)	(1)	(21)	(4)	(166)
Transfers into Level 3[2]	—	—	—	60	83	—
Transfers (out of) Level 3[2]	—	(634)	—	(23)	(1)	—

Fair value, end of year	$6	$84	$10	$210	$128	$189

	Non-Agency Commercial Mortgage- Backed Securities	Non-Agency Asset-Backed Securities	Total Fixed Maturities- Available- for-Sale	Non- Agency Asset- Backed Securities	Total Fixed Maturities- Trading	Common Stock- Available- for-Sale
Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$3	$657	$1,910	$19	$19	$3
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment (losses) gains	—	1	(12)	(2)	(2)	—
Net investment income (losses)[1]	—	2	1	—	—	—
Net revenue from reinsurance	—	—	—	—	—	—
Interest credited to policyholders’ account balances	—	—	—	—	—	—
Other comprehensive income	—	18	11	—	—	(1)
Purchases	—	254	414	—	—	—
Sales	—	(13)	(67)	—	—	—
Issuances	—	—	—	—	—	—
Settlements	—	(145)	(338)	—	—	—
Transfers into Level 3[2]	—	38	181	—	—	—
Transfers (out of) Level 3[2]	(3)	(304)	(965)	—	—	—

Fair value, end of year	$—	$508	$1,135	$17	$17	$2

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2011
	Non- Redeemable Preferred Stock	Common Stock- Trading	Total Equity Securities	Amounts Recoverable from Reinsurers	Separate Account Assets	Total Assets
Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$3	$3	$9	$48	$114	$2,100
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment (losses) gains	—	(1)	(1)	—	—	(15)
Net investment income (losses)[1]	—	—	—	—	—	1
Net revenue from reinsurance	—	—	—	(33)	—	(33)
Interest credited to policyholders’ account balances	—	—	—	—	—	—
Other comprehensive income	—	—	(1)	—	—	10
Purchases	—	—	—	—	39	453
Sales	—	—	—	—	(3)	(70)
Issuances	—	—	—	—	—	—
Settlements	—	—	—	—	—	(338)
Transfers into Level 3[2]	—	—	—	—	—	181
Transfers (out of) Level 3[2]	—	—	—	—	—	(965)

Fair value, end of year	$3	$2	$7	$15	$150	$1,324

	2011
	Policyholders’ Account Balances	Total Liabilities
Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$222	$222
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment (losses) gains	—	—
Net investment income (losses)[1]	—	—
Net revenue from reinsurance	—	—
Interest credited to policyholders’ account balances	238	238
Other comprehensive income	—	—
Purchases, sales, issuances and settlements	10	10
Transfers into Level 3[2]	—	—
Transfers (out of) Level 3[2]	—	—

Fair value, end of year	$470	$470

[1]	Net investment income (loss) includes amortization of discount and premium on fixed maturity securities.

[2]	Transfers into or out of Level 3 are reported at the value as of beginning of the year.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2010
	U.S. Government Corporations and Agencies	U.S. Agency Mortgage- Backed and Asset- Backed Securities	Foreign Governments	U.S. Corporate	Foreign Corporate	Non-Agency Residential Mortgage- Backed Securities
Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$8	$240	$25	$142	$328	$535
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment (losses) gains	—	—	—	(2)	(13)	(1)
Net investment income (losses)[1]	—	22	—	—	—	(2)
Net revenue from reinsurance	—	—	—	—	—	—
Interest credited to policyholders’ account balances	—	—	—	—	—	—
Other comprehensive income	1	19	—	5	(2)	3
Purchases, sales, issuances and settlements	(3)	406	11	25	(75)	(166)
Transfers into Level 3[2]	—	139	—	25	69	—
Transfers (out of) Level 3[2]	—	(171)	(25)	(51)	(225)	(17)

Fair value, end of year	$6	$655	$11	$144	$82	$352

	Non-Agency Commercial Mortgage- Backed Securities	Non-Agency Asset- Backed Securities	Total Fixed Maturities- Available- for-Sale	Non-Agency Commercial Mortgage- Backed Securities	Non- Agency Asset- Backed Securities	Total Fixed- Maturities Trading
Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$26	$510	$1,814	$1	$21	$22
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment (losses) gains	—	(5)	(21)	—	—	—
Net investment income (losses)[1]	—	2	22	—	—	—
Net revenue from reinsurance	—	—	—	—	—	—
Interest credited to policyholders’ account balances	—	—	—	—	—	—
Other comprehensive income	4	31	61	—	—	—
Purchases, sales, issuances and settlements	(23)	251	426	(1)	—	(1)
Transfers into Level 3[2]	1	2	236	—	—	—
Transfers (out of) Level 3[2]	(5)	(134)	(628)	—	(2)	(2)

Fair value, end of year	$3	$657	$1,910	$—	$19	$19

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2010
	Common Stock- Available- for-Sale	Non- Redeemable Preferred Stock	Common Stock- Trading	Total Equity Securities	Derivative Assets, Net	Amounts Recoverable from Reinsurers
Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$4	$—	$—	$4	$1	$5
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment (losses) gains	—	—	2	2	—	—
Net investment income (losses)[1]	—	—	—	—	—	—
Net revenue from reinsurance	—	—	—	—	—	43
Interest credited to policyholders’ account balances	—	—	—	—	—	—
Other comprehensive income	(2)	3	1	2	(1)	—
Purchases, sales, issuances and settlements	1	—	—	1	—	—
Transfers into Level 3[2]	—	—	—	—	—	—
Transfers (out of) Level 3[2]	—	—	—	—	—	—

Fair value, end of year	$3	$3	$3	$9	$—	$48

	Separate Account Assets	Total Assets	Policyholders’ Account Balances	Total Liabilities
Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$49	$1,895	$235	$235
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment (losses) gains	—	(19)	—	—
Net investment income (losses)[1]	—	22	—	—
Net revenue from reinsurance	—	43	—	—
Interest credited to policyholders’ account balances	—	—	(25)	(25)
Other comprehensive income	4	66	—	—
Purchases, sales, issuances and settlements	27	453	12	12
Transfers into Level 3[2]	34	270	—	—
Transfers (out of) Level 3[2]	—	(630)	—	—

Fair value, end of year	$114	$2,100	$222	$222

[1]	Net investment income (loss) includes amortization of discount and premium on fixed maturity securities.

[2]	Transfers into or out of Level 3 are reported at the value as of beginning of the year.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2009
	U.S. Government Corporations and Agencies	U.S. Agency Mortgage- Backed and Asset- Backed Securities	Foreign Governments	U.S. Corporate	Foreign Corporate	Non- Agency Residential Mortgage- backed Securities
Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$3	$54	$9	$300	$328	$560
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment (losses) gains	—	—	—	(11)	(12)	1
Net investment income (losses)[1]	—	—	—	—	—	—
Net revenue from reinsurance	—	—	—	—	—	—
Interest credited to policyholders’ account balances	—	—	—	—	—	—
Other comprehensive income	(1)	(6)	—	40	47	7
Purchases, sales, issuances and settlements	9	242	25	(39)	118	336
Transfers into (out of) Level 3[2]	(3)	(50)	(9)	(148)	(153)	(369)

Fair value, end of year	$8	$240	$25	$142	$328	$535

	Non- Agency Commercial Mortgage- Backed Securities	Non- Agency Asset- Backed Securities	Total Fixed Maturities- Available- for-Sale	Fixed Maturity- Trading Securities	Common Stock	Derivative Assets, Net
Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$13	$503	$1,770	$36	$1	$4
Total gains (losses)(realized/unrealized):
Included in earnings
Net investment (losses) gains	1	2	(19)	(3)	—	—
Net investment income (losses)[1]	—	1	1	3	—	—
Net revenue from reinsurance	—	—	—	—	—	—
Interest credited to policyholders’ account balances	—	—	—	—	—	—
Other comprehensive income	—	(6)	81	—	2	(3)
Purchases, sales, issuances and settlements	3	188	882	(7)	2	—
Transfers into (out of) Level 3[2]	9	(178)	(901)	(7)	(1)	—

Fair value, end of year	$26	$510	$1,814	$22	$4	$1

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	Amounts Recoverable from Reinsurer	Separate Account Assets	Total Assets	Policyholders’ Account Balances	Total Liabilities
Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$9	$151	$1,971	$316	$316
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment (losses) gains	—	(2)	(24)	—	—
Net investment income (losses)[1]	—	—	4	—	—
Net revenue from reinsurance	(4)	—	(4)	—	—
Interest credited to policyholders’ account balances	—	—	—	(90)	(90)
Other comprehensive income	—	—	80	—	—
Purchases, sales, issuances and settlements	—	(100)	777	9	9
Transfers into (out of) Level 3[2]	—	—	(909)	—	—

Fair value, end of year	$5	$49	$1,895	$235	$235

[1]	Net investment income (loss) includes amortization of discount and premium on fixed maturity securities.

[2]	Transfers into or out of Level 3 are reported at the value as of beginning of the year.

The tables below include the unrealized gains or losses for the years ended December 31, 2011, 2010 and 2009 by category for Level 3 assets and liabilities still held at December 31, 2011 and 2010 (in millions):

	2011
	U.S. Agency Mortgage- Backed and Asset- Backed Securities	U.s. Corporate	Foreign Corporate	Non- Agency Residential Mortgage- Backed Securities	Non- Agency Asset- backed Securities
Unrealized gains (losses) relating to Level 3 assets still held
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment gains (losses)	$—	$(7)	$—	$—	$(2)
Net investment income (losses)	—	—	—	(1)	2
Net revenue from reinsurance	—	—	—	—	—
Interest credited to policyholders’ account balances	—	—	—	—	—
Other comprehensive gains/(losses)	1	(11)	(4)	4	11

Total change in unrealized gains (losses)	$1	$(18)	$(4)	$3	$11

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	Total Fixed Maturities- Available- for-Sale	Non-Agency Asset- Backed Securities	Total Fixed Maturities- Trading	Amounts Recoverable from Reinsurers	Total Assets
Unrealized gains (losses) relating to Level 3 assets still held
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment gains (losses)	$(9)	$(1)	$(1)	$—	$(10)
Net investment income (losses)	1	—	—	—	1
Net revenue from reinsurance	—	—	—	(33)	(33)
Interest credited to policyholders’ account balances	—	—	—	—	—
Other comprehensive gains/(losses)	1	—	—	—	1

Total change in unrealized gains (losses)	$(7)	$(1)	$(1)	$(33)	$(41)

	2010
	U.S. Government Corporations and Agencies	U.S. Agency Mortgage- Backed & Asset- Backed Securities	U.S. Corporate	Foreign Corporate	Non-Agency Residential Mortgage- Backed Securities	Non-Agency Commercial Mortgage- Backed Securities
Unrealized gains (losses) relating to Level 3 assets still held
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment gains (losses)	$—	$—	$—	$(20)	$(1)	$—
Net investment income (losses)	—	21	—	—	(1)	—
Net revenue from reinsurance	—	—	—	—	—	—
Interest credited to policyholders’ account balances	—	—	—	—	—	—
Other comprehensive gains/(losses)	1	19	4	5	3	(1)

Total change in unrealized gains (losses)	$1	$40	$4	$(15)	$1	$(1)

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	Non-Agency Asset- Backed Securities	Total Fixed Maturity- Available- for-Sale	Common Stock- Trading	Non- Redeemable Preferred Stock	Total Equity Securities	Amounts Recoverable from Reinsurers
Unrealized gains (losses) relating to Level 3 assets still held
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment gains (losses)	$(6)	$(27)	$2	$—	$2	$—
Net investment income (losses)	1	21	—	—	—	—
Net revenue from reinsurance	—	—	—	—	—	43
Interest credited to policyholders’ account balances	—	—	—	—	—	—
Other comprehensive gains/(losses)	24	55	—	3	3	—

Total change in unrealized gains (losses)	$19	$49	$2	$3	$5	$43

	2010
	Separate Account Assets[1]	Total Assets	Policyholders’ Account Balances	Total Liabilities
Unrealized gains (losses) relating to Level 3 assets still held
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment gains (losses)	$—	$(25)	$—	$—
Net investment income (losses)	—	21	—	—
Net revenue from reinsurance	—	43	—	—
Interest credited to policyholders’ account balances	—	—	(16)	(16)
Other comprehensive gains/(losses)	4	62	—	—

Total change in unrealized gains (losses)	$4	$101	$(16)	$(16)

[1]

The net investment gains (losses) included for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. Separate account liabilities are not included above, as they are reported at contract value in the accompanying Consolidated Balance Sheet in accordance with the Company’s policy (refer to Note 2 — Significant Accounting Policies).

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2009
	U.S. Government Corporations and Agencies	U.S. Agency Mortgage and Asset- Backed Securities	U.S. Corporate	Foreign Corporate	Non- Agency Residential Mortgage- Backed Securities	Asset- Backed Securities
Unrealized gains (losses) relating to Level 3 assets still held
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment gains (losses)	$—	$—	$—	$—	$—	$—
Net investment income (losses)	—	—	—	—	—	1
Net revenue from reinsurance	—	—	—	—	—	—
Interest credited to policyholders’ account balances	—	—	—	—	—	—
Other comprehensive gains/(losses)	(1)	(6)	19	47	7	(18)

Total change in unrealized gains (losses)	$(1)	$(6)	$19	$47	$7	$(17)

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	Total Fixed Maturity- Available- for-Sale Securities	Fixed Maturity- Trading Securities	Common Stock	Derivative Assets	Amounts Recoverable from Reinsurers	Separate Account Assets[1]
Unrealized gains (losses) relating to Level 3 assets still held
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment gains (losses)	$—	$(4)	$—	$—	$—	$41
Net investment income (losses)	1	6	—	—	—	—
Net revenue from reinsurance	—	—	—	—	(4)	—
Interest credited to policyholders’ account balances	—	—	—	—	—	—
Other comprehensive gains/(losses)	48	—	2	(3)	—	—

Total change in unrealized gains (losses)	$49	$2	$2	$(3)	$(4)	$41

	Total Assets	Policyholders’ Account Balances	Total Liabilities
Unrealized gains (losses) relating to Level 3 assets still held
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment gains (losses)	$37	$—	$—
Net investment income (losses)	7	—	—
Net revenue from reinsurance	(4)	—	—
Interest credited to policyholders’ account balances	—	(79)	(79)
Other comprehensive gains/(losses)	47	—	—

Total change in unrealized gains (losses)	$87	$(79)	$(79)

[1]

The net investment gains (losses) included for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. Separate account liabilities are not included above, as they are reported at contract value in the accompanying Consolidated Balance Sheet in accordance with the Company’s policy (refer to Note 2 — Significant Accounting Policies).

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Determination of Fair Values

The Company has an established and well-documented process for determining fair value. Security pricing is applied using a hierarchy approach whereby publicly available prices are first sought from third-party pricing services, the remaining un-priced securities are submitted to independent brokers for prices and lastly securities are priced using an internal pricing model. The Company performs various analyses to ascertain that the prices represent fair value. Examples of procedures performed include, but are not limited to, back testing recent trades, monitoring trading volumes, and performing variance analysis of monthly price changes using different thresholds based on asset type. The Company also performs an annual review of all third-party pricing services. During this review, the Company obtains an understanding of the process and sources used by the pricing service, the frequency of updating prices, and the controls that the pricing service uses to ensure that their prices reflect market assumptions. The Company also selects a sample of securities and obtains a more detailed understanding from each pricing vendor regarding how they derived the price assigned to each security. Where inputs or prices do not reflect market participant assumptions, the Company will challenge these prices and apply different methodologies that will enhance the use of observable inputs and data.

For Level 1 investments, valuations are generally based on observable inputs that reflect quoted prices for identical assets in active markets.

The fair value for Level 2 and Level 3 valuations are generally based on a combination of the market and income approach. The market approach generally utilizes market transaction data for the same or similar instruments, while the income approach involves determining fair values from discounted cash flow methodologies.

The following represents a summary of significant valuation techniques for assets and liabilities used to determine fair value, as well as the general classification of such instruments pursuant to the valuation hierarchy.

Level 1 measurements

Equity securities and cash equivalents

These securities are comprised of certain exchange traded U.S. and foreign common stock and mutual funds, including money market funds. Valuation of these securities is based on unadjusted quoted prices in active markets that are readily and regularly available.

Separate account assets

These assets are comprised of actively traded open-ended mutual funds with a daily NAV and equity securities. The NAV can be observed by redemption and subscription transactions between third-parties, or may be obtained from fund managers. Equity securities are generally traded on an exchange.

Level 2 measurements

Fixed maturity available-for-sale and trading securities

The fair value of fixed maturity securities is obtained from third-party pricing services and internal pricing models. Vendors generally use a discounted cash flow model or a market approach. Typical inputs used by these pricing sources include, but are not limited to: benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds, which the Company has determined are observable prices.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

If the price received from third-party pricing services does not appear to reflect market activity, the Company may challenge the price. Where the vendor updates the price to be consistent with the market observations, the security remains a Level 2.

Private placement securities are primarily priced by internally developed discounted cash flow models. These models use observable inputs with a discount rate based off spreads of comparable public bond issues, adjusted for liquidity, rating and maturity. The Company assigns a credit rating for the private placement based upon internal analysis. The liquidity premium is based upon observable transactions, while the maturity and rating adjustments are based upon data obtained from Bloomberg.

While the Company generally considers the public bond spreads, which are based on vendor prices, to be observable inputs, an evaluation is made of the similarities of private placements with the public bonds to determine whether the spreads utilized would be considered observable inputs for the private placement being valued. Examples of procedures performed include, but are not limited to, initial and on-going review of third-party pricing services’ methodologies, review of pricing statistics and trends, back testing recent trades and monitoring of trading volumes, new issuance activity and other market activities.

For certain private placements, which are below investment grade and not part of the Bloomberg data, the adjustments for maturity rating and liquidity are calculated by the analyst. If the impact of the liquidity adjustment is not significant to the overall value of the security, it is classified as Level 2.

Equity securities

These securities are valued using the market approach in which market quotes are available but are not considered actively traded. Valuations are based principally on observable inputs including quoted prices in markets that are not considered active.

Securities purchased under agreements to resell

Due to the short-term nature (generally one month) of this investment, the asset’s carrying value approximates fair value.

Derivative assets and liabilities

The fair value of these derivative instruments is generally derived through valuation models, which utilize observable market data. The market factors which have the most significant impact on the fair value of these instruments are U.S. swap rates and the exchange value of the U.S. dollar.

Over-the-counter (“OTC”) derivatives are privately negotiated financial contracts. OTC derivatives are valued using models based on actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The selection of a particular model depends upon the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation model inputs include contractual terms, market prices, yield curves, credit curves, and for options such as caps, floors and swaptions, measures of volatility. For OTC derivatives that trade in liquid markets, such as currency forwards, swaps and options, model inputs are observable in the market for substantially the full term and can be verified.

Valuations of OTC derivatives are adjusted for non-performance risk. The Company uses default estimates implied by CDS spreads on senior obligations of the counterparty in order to provide an objective basis for such estimates. When in a liability position, the Company uses its own medium term note spread to estimate the default rate. The non-performance risk adjustment is applied only to the uncollateralized portion of the OTC derivative assets and liabilities. OTC derivative contracts are executed under master netting agreements with

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

counterparties with a CSA, which is a bilateral ratings-sensitive agreement that requires collateral postings at established credit threshold levels. These agreements protect the interests of the Company and its counterparties should either party suffer a credit-rating deterioration. The vast majority of the Company’s derivative agreements are with highly rated major international financial institutions.

Short- term investments

For certain short-term investments, amortized cost is used as the best estimate of fair value.

Cash equivalents

These include treasury bills, commercial paper and other highly liquid instruments. These instruments are generally not traded in active markets, however their fair value is based on observable inputs. The prices are either from a pricing vendor or amortized cost is used as the best estimate of fair value.

Separate account assets

These are investments primarily related to investments in LP’s that use NAV and the investment can be redeemed with the investee at NAV at the measurement date or in the near-term (generally within 90 days).

Level 3 measurements

Fixed maturity available-for-sale and trading securities

The valuation techniques for most Level 3 fixed maturity securities are generally the same as those described in Level 2, however, if the investments are less liquid or are lightly traded, there is generally less observable market data, and therefore these investments will be classified as Level 3. Circumstances where observable market data is not available may include events such as market illiquidity and credit events related to the security. In addition, certain securities are priced based upon internal valuations using significant unobservable inputs.

If the price received from third-party pricing services does not appear to reflect market activity, the Company may challenge the price. For securities which go through this formal price challenge process, if the vendor does not update the price, a non-binding broker quote, another vendor price or current methodology is used to support the fair value instead. The Company also uses non-binding broker quotes to fair value certain bonds, when the Company is unable to obtain prices from third-party vendors.

Private placement securities where adjustments for liquidity are considered significant to the overall price are classified as Level 3.

Equity securities

These securities include equity investments with privately held entities, including a government organization, where the prices are derived from internal valuations or the Company’s private placement models since the securities are not actively traded in an active market.

Separate account assets

Separate account assets are primarily related to limited partnership investments that are restricted with respect to transfer or withdrawals. The limited partnerships are valued based on the latest NAV received, if applicable, or an estimate of fair value provided by the investment manager.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Policyholders’ account balances

Policyholders’ account balances consist of embedded derivatives bifurcated from host contracts, which represent the embedded derivatives for GMAB contracts.

The fair values of GMAB liabilities are calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. The expected cash flows are discounted using the swap rate plus a spread based upon the Company’s medium term notes. The spread reflects the market’s perception of the Company’s non-performance risk. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models. Significant inputs to these models include capital market assumptions, such as interest rate, equity market and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience. Since many of the assumptions utilized are unobservable and are considered to be significant inputs to the liability valuation, the liability included in policyholders’ account balances has been reflected within Level 3 in the fair value hierarchy.

Non-recurring fair value measurements

Assets and liabilities measured at fair value on a non-recurring basis include mortgage loans, which are described in detail below.

The following table represents certain assets measured at estimated fair value during the period and still held as of December 31, 2011 and 2010 (in millions):

	2011
	Carrying Value Prior to Impairment	Estimated Fair Value After Impairment	Net Investment Gains (Losses)
Mortgage loans	$42	$33	$(9)

	2010
	Carrying Value Prior to Impairment	Estimated Fair Value After Impairment	Net Investment Gains (Losses)
Mortgage loans	$46	$39	$(7)

The impaired mortgage loans presented above were written down to their estimated fair values at the date the impairments were recognized. Estimated fair values for impaired loans are based on observable market prices or, if the loans are in foreclosure or are otherwise determined to be collaterally dependent on the estimated fair value of the underlying collateral or the present value of the expected future cash flows. Impairments to estimated fair value represent non-recurring fair value measurements that have been categorized as Level 3 due to the lack of price transparency inherent in the limited markets for such mortgage loans.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Fair value of other financial instruments

Authoritative guidance related to financial instruments requires disclosure of fair value information of financial instruments whether or not fair value is recognized in the Consolidated Balance Sheet, for which it is practicable to estimate fair value.

The carrying value and estimated fair value of financial instruments not otherwise disclosed in Notes 4, 11 and 13 of Notes to the Consolidated Financial Statements at December 31, 2011 and 2010 are presented below (in millions):

	2011		2010
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
Assets
Mortgage loans	$7,152	$7,637	$5,805	$6,143
Senior secured commercial loans	$318	$344	$273	$295
Other invested assets	$43	$43	$38	$38
Liabilities
Policyholders’ account balances — investment contracts	$37,631	$35,780	$34,916	$35,218
Debt	$9	$9	$20	$20
Collateral received on securities lending, repurchase agreements and derivative transactions	$598	$598	$628	$628

Mortgage loans

Fair value is determined by discounting the projected cash flow for each loan to determine the current net present value. The discount rate used approximates the current rate for new mortgages with comparable characteristics and similar remaining maturities.

Senior secured commercial loans

The estimated fair value for the loan portfolio is based on prevailing interest rate spreads in the market. Fair value was calculated by discounting future cash flows using prevailing interest rates on similar loans.

Other invested assets

Primarily represent bills of exchange, which are fair valued by discounting the estimated cash flows for each tranche at the prevailing interest rates on the valuation date.

Policyholders’ account balances — investment contracts

This includes supplementary contracts without life contingencies and other deposit type contracts where account value approximates fair value. For fixed deferred annuities, fair value is based upon a stochastic valuation using risk neutral assumptions for financial variables and Company specific assumptions for lapses, mortality and expenses. The cash flows were discounted using the yield on the Company’s medium term notes. For funding agreements backing medium term notes, fair values were based on available market prices for the notes. For annuity certain liabilities, fair values are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Debt

The carrying amount of the Company’s non-recourse debt and other debt approximates fair value.

Collateral received on securities lending, repurchase agreements and derivative transactions

The carrying value of these liabilities approximates fair value since these borrowings are generally short-term in nature.

NOTE 16 — SUPPLEMENTAL CASH FLOW INFORMATION

Income taxes (paid) received were ($102) million, ($356) million and $63 million during 2011, 2010 and 2009, respectively.

Total interest paid was $16 million during 2011 and $10 million during 2010 and 2009.

Non-cash transactions

There was a non-cash capital contribution transaction of $177 million in the form of the release of intercompany payables for the year ended December 31, 2011 from New York Life. There was a non-cash capital contribution transaction of $123 million in fixed maturity securities for the year ended December 31, 2009 from New York Life.

Other non-cash investing transactions were $7 million for the year ended December 31, 2011, primarily related to transfers between mortgage loans, real estate and other invested assets. Other non-cash investing transactions were $134 million for the year ended December 31, 2010, primarily related to transfers between other invested assets, fixed maturity securities and mortgage loans. Other non-cash investing transactions were $6 million for the year ended December 31, 2009 which was related to transfers between mortgage loans and real estate.

NOTE 17 — STATUTORY FINANCIAL INFORMATION

The NAIC Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the state of Delaware. Prescribed statutory accounting practices include state laws and regulations. Permitted statutory accounting practices encompass accounting practices that are not prescribed; such practices differ from state to state, may differ from company to company within a state, and may change in the future. The state of Delaware has adopted all prescribed accounting practices found in NAIC SAP. The Company has one permitted practice related to certain separate account assets that are valued at book value instead of market value.

A reconciliation of the Company’s statutory surplus at December 31, 2011 and 2010 between NAIC SAP and practices prescribed or permitted by the Department is shown below (in millions):

	2011	2010
Statutory Surplus, Delaware Basis	$5,794	$5,424
State prescribed or permitted practices:
Presenting Guaranteed and Variable Universal Life Separate Accounts at book value	314	124

Statutory Surplus, NAIC SAP	$6,108	$5,548

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Statutory net income for the years ended December 31, 2011, 2010 and 2009 was $294 million, $562 million and $225 million, respectively.

The Company is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends cannot be declared or distributed which exceed the greater of ten percent of the Company’s surplus or one hundred percent of net gain from operations. The Company did not pay or declare a dividend to its sole shareholder, New York Life at December 31, 2011 or 2010. As of December 31, 2011, the amount of available and accumulated funds derived from earned surplus from which the Company can pay dividends is $1,641 million. The maximum amount of dividends that may be paid in 2012 without prior approval is $577 million.

NOTE 18 — SUBSEQUENT EVENTS

As of March 15, 2012, the date the financial statements were available to be issued, there have been no events occurring subsequent to the close of the Company’s books or accounts for the accompanying consolidated financial statements that would have a material effect on the financial condition of the Company.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of

New York Life Insurance and Annuity Corporation:

In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income, of stockholder’s equity and of cash flow present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation and its subsidiaries (the “Company”) at December 31, 2011 and 2010, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2011 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As disclosed in Note 14 to the consolidated financial statements, the Company has significant transactions with New York Life Insurance Company and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

As described in Note 3 to the consolidated financial statements, the Company changed its method of accounting for other-than-temporary impairments of fixed maturity investments in 2009.

PricewaterhouseCoopers LLP

New York, New York

March 15, 2012

(NYLIAC) NI070

PART C. OTHER INFORMATION

ITEM 26.    EXHIBITS

Board of Directors Resolution

(a)	Resolution of the Board of Directors of NYLIAC establishing the Separate Account - Previously filed as Exhibit (1) to Registrant’s initial Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (1) to Registrant’s Post-Effective Amendment No. 4 on Form S-6, and incorporated herein by reference.

(b)	Custodian Agreements. Not applicable.

(c)	Underwriting Contracts.

(c)(1)	Distribution Agreement between NYLIFE Securities Inc. and NYLIAC - Previously filed as Exhibit (3)(a) to Post-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 002-86084), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (3)(a)(1) to Post-Effective Amendment No. 4 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 033-64410) filed 4/25/97, and incorporated herein by reference.

(c)(2)	Form of Sales Agreement, by and between NYLIFE Distributors Inc., as Underwriter, NYLIAC as Issuer, and Dealers - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (3)(b) to Registrant’s Pre-Effective Amendment No. 1 on Form S-6 (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(c)(3)	Distribution and Underwriting Agreement, dated April 27, 2006, between New York Life Insurance and Annuity Corporation and NYLIFE Distributors LLC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit(c)(3) to Post-Effective Amendment No. 16 on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(d)	Contracts.

(d)(1)	Form of Policy - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5) to Registrant’s initial Registration Statement on Form S-6 (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

(d)(2)	Alternate Cash Surrender Value Benefit Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (5)(a) to Registrant’s Post-Effective Amendment No. 4 to the Registration Statement on Form S-6 (File No. 333-07617), filed 4/14/00 and incorporated herein by reference.

(e)	Applications.

(e)(1)	Form of Application - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10) to Registrant’s Pre-Effective Amendment No. 2 to the registration statement on Form S-6 (File No. 333-07617), filed 4/13/00 and incorporated herein by reference.

(f)	Depositor’s Certificate of Incorporation and By-Laws.

(f)(1)	Restated Certificate of Incorporation of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(a) to Registrant’s initial Registration Statement on Form S-6, (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

(f)(2)	By-Laws of NYLIAC - Previously filed as Exhibit (6)(b) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b) to the initial registration statement on Form S-6 for NYLIAC Corporate

Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(f)(2)(a)	Amendments to By-Laws of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157) filed 4/3/98, and incorporated herein by reference.

(g)	Reinsurance Contracts.

(g)(1)	Reinsurance Agreement between NYLIAC and Certain Reinsurers Relating to Certain NYLIAC Variable Universal Life Policies - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (g)(1) to Post-Effective Amendment No. 8 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 4/21/03 and incorporated herein by reference.

(g)(2)	Automatic Reinsurance Agreement between NYLIAC and Certain Reinsurers Relating to Certain NYLIAC Variable Universal Life Policies - Previously filed in accordance with Regulation S-T, 17 CFR 232, 102(e) as Exhibit (g)(2) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - 1 (File No. 333-48300), filed 4/18/03 and incorporated herein by reference.

(h)	Participation Agreements.

(h)(1)	Stock Sale Agreement between NYLIAC and MainStay VP Series Fund, Inc. (formerly New York Life MFA Series Fund, Inc.) - Previously filed as Exhibit (9) to Registrant’s Pre-Effective Amendment No. 1 on Form S-6, refiled as Exhibit 1. (9)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617) filed 1/2/97, and incorporated herein by reference.

(h)(2)	Participation Agreement among Acacia Capital Corporation, Calvert Asset Management Company, Inc. and NYLIAC, as amended - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1. (9)(b)(1) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617) filed 1/2/97, and incorporated herein by reference.

(h)(3)	Participation Agreement among The Alger American Fund, Fred Alger and Company, Incorporated and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1. (9)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617) filed 1/2/97, and incorporated herein by reference.

(h)(4)	Participation Agreement between Janus Aspen Series and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1. (9)(b)(3) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617) filed 1/2/97, and incorporated herein by reference.

(h)(5)	Participation Agreement among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1. (9)(b)(4) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617) filed 1/2/97, and incorporated herein by reference.

(h)(6)	Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and NYLIAC, as amended, dated November 23, 2009 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(f) to Post-Effective Amendment No. 24 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No. 033-53342), filed 4/13/10 and incorporated herein by reference.

(h)(7)	Form of Participation Agreement among T. Rowe Price Equity Series, Inc., T. Rowe Price Associates, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(h) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 33-53342) filed 4/16/98, and incorporated herein by reference.

(h)(8)	Form of Substitution Agreement among NYLIAC, MainStay Management LLC, and New York Life Investment Management LLC - Previously filed in accordance with Regulation S-T, 17CFR 232.102 (e) as Exhibit (9)(s) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(h)(9)	Amendment dated 9/27/02 to Stock Sale Agreement dated 6/4/93 between NYLIAC and MainStay VP Series Fund, Inc. - Previously filed in accordance with Regulation S-T, 17CFR 232.102 (e) as Exhibit (8) (m) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 4/9/03 and incorporated herein by reference.

(h)(10)	Participation Agreement among New York Life Insurance and Annuity Corporation, Mainstay VP Series Fund, Inc., and New York Life Investment Management LLC dated 10/7/04 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 18(y) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(i)	Administrative Contracts.

(i)(1)	Service Agreement between Fred Alger Management, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(a) as Exhibit (i)(1) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No.333-07798), filed 1/21/03 and incorporated herein by reference.

(i)(2)	Administrative Services Agreement between Janus Capital Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(a) as Exhibit (i)(3) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No.333-07798), filed 1/21/03 and incorporated herein by reference.

(i)(3)	Services Agreement between New York Life Investment Management LLC and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(a) as Exhibit (i)(4) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No.333-07798), filed 1/21/03 and incorporated herein by reference.

(i)(4)	Administrative Services Agreement between T. Rowe Price Associates, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(a) as Exhibit (i)(5) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No.333-07798), filed 1/21/03 and incorporated herein by reference.

(i)(5)	Service Agreement between Fidelity Investments Institutional Operations Company, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(a) as Exhibit (i)(6) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No.333-07798), filed 1/21/03 and incorporated herein by reference.

(i)(6)	Addendum to the Participation Agreement among Calvert Variable Series, Inc., Calvert Asset Management Company, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(11) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.

(i)(7)	Administrative Services Agreement among New York Life Investment Management LLC and NYLIAC dated 1/1/05 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(w) to Post-Effective Amendment No. 20 of the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(i)(8)	Amended and Restated Administrative Services Agreement between New York Life Investment Management LLC and NYLIAC, dated February 17, 2012-Previously filed in accordance with Regulation S-T 17 CFR 232.102(e) as Exhibit (8)(c)(c) to Post-Effective Amendment No. 26 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/11/12 and incorporated herein by reference.

(j)	Other Material Contracts.

(j)(1)	Powers of attorney for Christopher T. Ashe, Director and Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T CFR 232.102(e) as Exhibit (j)(1) to Post-Effective Amendment No. 27 to the registration Statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 12/6/11 and incorporated herein by reference.

(j)(2)	Powers of attorney for Christopher O. Blunt, Director and Executive Vice President of NYLIAC - Previously filed in accordance with Regulation S-T CFR 232.102(e) as Exhibit (j)(2) to Post-Effective Amendment No. 27 to the registration Statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 12/6/11 and incorporated herein by reference.

(j)(3)	Powers of attorney for Frank M. Boccio, Director and Executive Vice President of NYLIAC - Previously filed in accordance with Regulation S-T CFR 232.102(e) as Exhibit (j)(3) to Post-Effective Amendment No. 27 to the registration Statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 12/6/11 and incorporated herein by reference.

(j)(4)	Powers of attorney for Stephen P. Fisher, Director and Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T CFR 232.102(e) as Exhibit (j)(4) to Post-Effective Amendment No. 27 to the registration Statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 12/6/11 and incorporated herein by reference.

(j)(5)	Powers of attorney for John T. Fleurant, Director of NYLIAC - Previously filed in accordance with Regulation S-T CFR 232.102(e) as Exhibit (j)(5) to Post-Effective Amendment No. 27 to the registration Statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 12/6/11 and incorporated herein by reference.

(j)(6)	Powers of attorney for Robert M. Gardner, First Vice President and Controller of NYLIAC - Previously filed in accordance with Regulation S-T CFR 232.102(e) as Exhibit (j)(6) to Post-Effective Amendment No. 27 to the registration Statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 12/6/11 and incorporated herein by reference.

(j)(7)	Powers of attorney for Solomon Goldfinger, Director and Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T CFR 232.102(e) as Exhibit (j)(7) to Post-Effective Amendment No. 27 to the registration Statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 12/6/11 and incorporated herein by reference.

(j)(8)	Powers of attorney for Steven D. Lash, Director and Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T CFR 232.102(e) as Exhibit (j)(8) to Post-Effective Amendment No. 27 to the registration Statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 12/6/11 and incorporated herein by reference.

(j)(9)	Powers of attorney for Theodore A. Mathas, Chairman and President of NYLIAC - Previously filed in accordance with Regulation S-T CFR 232.102(e) as Exhibit (j)(9) to Post-Effective Amendment No. 27 to the registration Statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 12/6/11 and incorporated herein by reference.

(j)(10)	Powers of attorney for Mark W. Pfaff, Director and Executive Vice President of NYLIAC - Previously filed in accordance with Regulation S-T CFR 232.102(e) as Exhibit (j)(10) to Post-Effective Amendment No. 27 to the registration Statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 12/6/11 and incorporated herein by reference.

(j)(11)	Powers of attorney for Arthur A. Seter, Director and Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T CFR 232.102(e) as Exhibit (j)(11) to Post-Effective Amendment No. 27 to the registration Statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 12/6/11 and incorporated herein by reference.

(j)(12)	Powers of attorney for Michael E. Sproule, Director, Executive Vice President and Chief Financial Officer of NYLIAC - Previously filed in accordance with Regulation S-T CFR 232.102(e) as Exhibit (j)(12) to Post-Effective Amendment No. 27 to the registration Statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 12/6/11 and incorporated herein by reference.

(j)(13)

Powers of attorney for Joel M. Steinberg, Director and Senior Vice President of NYLI

AC - Previously filed in accordance with Regulation S-T CFR 232.102(e) as Exhibit (j)(13) to Post-Effective Amendment No. 27 to the registration Statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 12/6/11 and incorporated herein by reference.

(j)(14)	Powers of attorney for Susan A. Thrope, Director of NYLIAC - Previously filed in accordance with Regulation S-T CFR 232.102(e) as Exhibit (j)(14) to Post-Effective Amendment No. 27 to the registration Statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 12/6/11 and incorporated herein by reference.

(k)	Legal Opinion.

Opinion and consent of Thomas F. English, Esq. - Filed herewith.

(l)	Actuarial Opinion.

Opinion and consent of James J. Cristallo, Actuary - Filed herewith.

(m)	Calculation.

Sample Calculation of Illustrations - Filed herewith.

(n)	Other Opinions.

(n)	Consent of PricewaterhouseCoopers LLP - Filed herewith.

(o)	Omitted Financial Statements.

Not applicable.

(p)	Initial Capital Agreements.

Not applicable.

(q)	Redeemability Exemption.

(q)(1)	Memorandum describing NYLIAC’s issuance, transfer and redemption procedures for the Policies - Previously filed as Exhibit (9)(e) to Registrant’s Pre-Effective Amendment No. 2 on Form S-6 (File No. 333-07617), filed 4/25/97 and incorporated herein by reference.

(q)(2)	Supplement to Memorandum describing NYLIAC’s issuance, transfer and redemption procedures for the Policies - Previously filed as Exhibit 1.9(g) to Registrant’s Post-Effective Amendment No. 1 on Form S-6 (File No. 333-07617), filed 4/25/98 and incorporated herein by reference.

ITEM 27.    DIRECTORS AND OFFICERS OF THE DEPOSITOR

The principal business address of each director and officer of NYLIAC is 51 Madison Avenue, New York, NY 10010.

Name:	Title:
Theodore A. Mathas	Chairman and President
Christopher O. Blunt	Director, Executive Vice President
Frank M. Boccio	Director and Executive Vice President
Mark W. Pfaff	Director and Executive Vice President
Michael E. Sproule	Director, Executive Vice President and Chief Financial Officer
Christopher T. Ashe	Director and Senior Vice President
Stephen P. Fisher	Director and Senior Vice President
Solomon Goldfinger	Director, Senior Vice President and Senior Advisor
Steven D. Lash	Director and Senior Vice President
Arthur H. Seter	Director, Senior Vice President and Chief Investment Officer
Joel M. Steinberg	Director, Senior Vice President and Chief Actuary
John T. Fleurant	Director
Susan A. Thrope	Director
John Y. Kim	Executive Vice President – CEO and President of New York Life Investments
Joseph Bennett	Senior Vice President
Thomas F. English	Senior Vice President & Chief Legal Officer
Robert J. Hebron	Senior Vice President
Anthony Malloy	Senior Vice President
Barbara McInerney	Senior Vice President & Chief Compliance Officer
Gary J. Miller	Senior Vice President
Michael M. Oleske	Senior Vice President and Chief Tax Counsel
Paul T. Pasteris	Senior Vice President
Susan L. Paternoster	Senior Vice President
Gideon A. Pell	Senior Vice President
Edward Ramos	Senior Vice President
Dan C. Roberts	Senior Vice President
Gerard A. Rocchi	Senior Vice President
Mark W. Talgo	Senior Vice President
Stephen Abramo	First Vice President
Stephen A. Bloom	First Vice President and Chief Underwriter
Craig L. DeSanto	First Vice President and Actuary
Kathleen Donnelly	First Vice President
Robert M. Gardner	First Vice President and Controller
Minas C. Joannides	First Vice President and Chief Medical Director
Scott L. Lenz	First Vice President and Associate Tax Counsel
Marijo F. Murphy	First Vice President
Michael J. Oliviero	First Vice President – Tax
Linda M. Reimer	First Vice President and Associate Legal Officer
Angelo J. Scialabba	First Vice President
Thomas J. Troeller	First Vice President and Actuary
Richard J. Witterschein	First Vice President and Treasurer
Mitchell P. Ascione	Vice President
David Boyle	Vice President
Stephanie A. Frawley	Vice President
Matthew M. Grove	Vice President
Eric S. Hoffman	Vice President
Robert J. Hynes	Vice President
Steven M. Jacobsberg	Vice President
Michael P. Lackey	Vice President
Brian C. Loutrel	Vice President and Chief Privacy Officer
Catherine A. Marrion	Vice President and Secretary
Corey B. Multer	Vice President
Nicholas Pasyanos	Vice President and Actuary
Michelle D. Richter	Vice President
Janis C. Rubin	Vice President
Eric Sherman	Vice President and Actuary
Irwin Silber	Vice President and Actuary
George E. Silos	Vice President and Actuary
William Tate	Vice President
Teresa A. Turner	Vice President
John Vaccaro	Vice President
Robin M. Wagner	Vice President
Scott Weinstein	Vice President
Elaine Williams	Vice President
Matthew D. Wion	Vice President
Michael A. Yashnyk	Vice President

ITEM 28.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

The Depositor, NYLIAC, is a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). The Registrant is a segregated asset account of NYLIAC. The following chart indicates persons presumed to be controlled by New York Life(+), unless otherwise indicated. Subsidiaries of other subsidiaries are indented accordingly, and ownership is 100% unless otherwise indicated.

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
Eclipse Funds Inc.(1)	Maryland
ICAP Funds Inc.	Maryland
Eclipse Funds(1)	Massachusetts
The MainStay Funds(1)	Massachusetts
MainStay VP Series Fund, Inc.(1)(2)	Maryland
MainStay Funds Trust	Delaware
New York Life Insurance and Annuity Corporation	Delaware
Pacific Square Investments LLC	Delaware
29 Park Investments No. 2 Limited	Cayman Islands
NYLIFE LLC	Delaware
Eagle Strategies LLC	Delaware

(1)	Registered investment company as to which New York Life and/or its subsidiaries perform one or more of the following services: investment management, administrative, distribution, transfer agency and underwriting services. It is not a subsidiary of New York Life and is included for informational purposes only.

(2)	New York Life Investment Management LLC serves as investment adviser to this entity, the shares of which are held of record by separate accounts of NYLIAC. New York Life disclaims any beneficial ownership and control of this entity. New York Life and NYLIAC as depositors of said separate accounts have agreed to vote their shares as to matters covered in the proxy statement in accordance with voting instructions received from holders of variable annuity and variable life insurance policies at the shareholders meeting of this entity. It is not a subsidiary of New York Life, but is included here for informational purposes only.

(+)	By including the indicated corporations in this list, New York Life is not stating or admitting that said corporations are under its actual control; rather, these corporations are listed here to ensure full compliance with the requirements of this Form N-6.

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
(NYLIFE LLC subsidiaries cont.)
New York Life Capital Corporation	Delaware
NYL Management Limited	United Kingdom
NYLUK I Company	United Kingdom
NYLUK II Company	United Kingdom
Gresham Mortgage	United Kingdom
W Construction Company	United Kingdom
WUT	United Kingdom
WIM (AIM)	United Kingdom
New York Life Trust Company	New York
NYL Executive Benefits LLC	Delaware

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
(NYLIFE LLC subsidiaries cont.)
NYLIFE Securities LLC	Delaware
NYLINK Insurance Agency Incorporated	Delaware

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
New York Life Investment Management Holdings LLC	Delaware
NYLCAP Holdings	Mauritius
Jacob Ballas Capital India PVT. Ltd.	Mauritius	24.66%
NYLIM Service Company LLC	Delaware
NYL Workforce GP LLC	Delaware
Crossbeam Apartment Fund II-2011 GP, LLC	Delaware	20%
Crossbeam Apartment Fund II-2011, LP	Delaware
NYLCAP Manager LLC	Delaware
New York Life Capital Partners, LLC	Delaware
New York Life Capital Partners, L.P.	Delaware
New York Life Capital Partners II, LLC	Delaware
New York Life Capital Partners II, L.P.	Delaware
New York Life Capital Partners III GenPar GP, LLC	Delaware
New York Life Capital Partners III GenPar, LP	Delaware
New York Life Capital Partners III, LP	Delaware
NYLCAP III RBG Corp.	Delaware
New York Life Capital Partners III-A, LP	Delaware
NYLCAP III-A RBG Corp.	Delaware
New York Life Capital Partners IV GenPar GP, LLC	Delaware
New York Life Capital Partners IV GenPar, LP	Delaware
New York Life Capital Partners IV, LP	Delaware
New York Life Capital Partners IV-A, LP	Delaware
NYLCAP 2010 Co-Invest GenPar GP, LLC	Delaware
NYLCAP 2010 Co-Invest GenPar L.P.	Delaware
NYLCAP 2010 Co-Invest L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker Holdco A L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker A L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker Holdco B L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker B L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker Holdco C L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker C L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker Holdco D L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker D L.P.	Delaware
NYLIM Mezzanine GenPar GP, LLC	Delaware
NYLIM Mezzanine GenPar, LP	Delaware
New York Life Investment Management Mezzanine Partners, LP	Delaware
NYLIM Mezzanine Luxco S.a.r.l.	Luxembourg
NYLIM Mezzanine Partners Parallel Fund, LP	Delaware
NYLIM Mezzanine Partners II GenPar, GP, LLC	Delaware
NYLIM Mezzanine Partners II, AIV, L.P.	Delaware
NYLIM Mezzanine Partners II, AIV, Inc.	Delaware
NYLIM Mezzanine Offshore Partners II, LP	Cayman Islands
NYLIM Mezzanine Partners II, GenPar, LP	Delaware
New York Life Investment Management Mezzanine Partners II, LP	Delaware
NYLIM Mezzanine II Luxco S.a.r.l.	Luxembourg
NYLIM Mezzanine Partners II Parallel Fund, LP	Delaware
NYLIM Mezzanine II Parallel Luxco S.a.r.l.	Luxembourg
NYLIM Mezzanine Partners II AIV Splitter, LP	Delaware
NYLCAP Canada GenPar Inc.	Canada
NYLCAP Select Manager Canada Fund, LP	Canada
NYLCAP Canada II GenPar Inc.	Canada
NYLCAP Select Manager Canada Fund II, L.P.	Canada
NYLCAP India Funding LLC	Delaware
NYLIM-JB Asset Management Co., LLC	Mauritius	24.66%
New York Life Investment Management India Fund II, LLC	Mauritius
New York Life Investment Management India Fund (FVCI) II, LLC	Mauritius
NYLCAP Select Manager GenPar GP, LLC	Delaware
NYLCAP Select Manager GenPar, LP	Delaware
NYLCAP Select Manager Fund, LP	Delaware
NYLCAP Select Manager Cayman Fund, LP	Cayman Islands
NYLCAP Select Manager II GenPar GP, LLC	Delaware
NYLCAP Select Manager II GenPar, L.P.	Cayman Islands
NYLCAP Select Manager Fund II, L.P.	Cayman Islands
NYLCAP India Funding III LLC	Delaware
NYLIM Jacob Ballas Asset Management Co. III, LLC	Mauritius	24.66%
NYLIM Jacob Ballas India Fund III LLC	Mauritius
NYLIM Jacob Ballas Capital India (FVCI) III LLC	Mauritius
NYLIM Jacob Ballas India (FII) III LLC	Mauritius
NYLCAP Mezzanine Partners III GenPar GP, LLC	Delaware
NYLCAP Mezzanine Partners III GenPar, LP	Delaware	44.16%
NYLCAP Mezzanine Partners III-K Fund, LP	Delaware
NYLCAP Mezzanine Partners III-S, LP	Scotland
NYLCAP Mezzanine Partners III, LP	Delaware
NYLCAP Mezzanine III Luxco S.a.r.l.	Luxembourg
NYLCAP Mezzanine Partners III Parallel Fund, LP	Delaware
NYLCAP Mezzanine Offshore Partners III, L.P.	Cayman Islands
MacKay Shields LLC	Delaware
MacKay Shields Core Plus Opportunities Fund GP LLC	Delaware
MacKay Shields Core Plus Opportunities Fund LP	Delaware
MacKay Municipal Managers Opportunities GP LLC	Delaware
MacKay Municipal Opportunities Master Fund, L.P.	Delaware
MacKay Municipal Opportunities Fund, L.P.	Delaware
MacKay Municipal Managers Credit Opportunities GP LLC	Delaware
MacKay Municipal Credit Opportunities Master Fund, L.P.	Delaware
MacKay Municipal Credit Opportunities Fund, L.P.	Delaware
MacKay Municipal Short Term Opportunities Fund GP LLC	Delaware
MacKay Municipal Short Term Opportunities Fund LP	Delaware
MacKay Shields High Yield Active Core Fund GP LLC	Delaware
MacKay Shields High Yield Active Core Fund LP	Delaware
MacKay Shields Credit Strategy Fund Ltd.	Cayman Islands
MacKay Shields Defensive Bond Arbitrage Fund Ltd.	Bermuda	30.24%
MacKay Shields Core Plus Opportunities Fund Ltd.	Cayman Islands
MacKay Shields General Partner (L/S) LLC	Delaware
MacKay Shields Long/Short Fund LP	Delaware
MacKay Shields Long/Short Fund (Master) LP	Delaware
MacKay Shields Long/Short Fund (QP) LP	Delaware
MacKay Shields Long/Short Fund (Offshore) LP	Cayman Islands
MacKay Shields Credit Strategy Partners LP	Delaware
MacKay Shields Core Fixed Income Fund GP LLC	Delaware
MacKay Shields Core Fixed Income Fund LP	Delaware
NYLIFE Distributors LLC	Delaware
New York Life Investment Management LLC	Delaware
New York Life Investment Management (U.K.) Limited	United Kingdom
NYLIM Large Cap Enhanced Index Fund p.l.c.	Ireland
NYLIM Fund II GP, LLC	Delaware
NYLIM Real Estate Mezzanine Fund II, LP	Delaware
NYLIM-TND, LLC	Delaware
NYLIM-DCM, LLC	Delaware
NYLIM-MM, LLC	Delaware
DCM-N, LLC	Delaware	80%
DCM Warehouse Series A, LLC	Delaware
DCM Warehouse Series One, LLC	Delaware
Sixteen West Savannah, LLC	Indiana
Metropolis II Construction, LLC	Delaware
CLV Holding, LLC	Indiana
Streets Las Vegas, LLC	Arizona	90%
NYLIM Re Mezzanine Fund II Investment Corporation	Delaware
Albany Hills Holding, LLC	Delaware
Joplin Holding, LLC	Delaware
Joplin Properties LLC	Missouri	50%
NYLIM-JP LLC	Delaware
Jefferson at Maritime Holding, L.P.	Delaware
Jefferson at Maritime GP, LLC	Delaware
Jefferson at Maritime, L.P.	Delaware
NYLIM Repurchase Mezzanine Subsidiary LLC	Delaware
Kimball Woods LLC	Delaware	50%
NYLIM-GCR Fund I LLC	Delaware	50%
NYLIM-GCR Fund I 2002 L.P.	Delaware	50%
WFHG GP, LLC	Delaware	50%
Workforce Housing Fund I-2007 LP	Delaware
Madison Capital Funding LLC	Delaware
Home Acres Holdings LLC	Delaware	50%
Home Acres Building Supply Co. LLC	Michigan
MCF Co-Investment GP, LLC	Delaware
MCF Co-Investment GP, LP	Delaware
Madison Capital Funding Co-Investment Fund, LP	Delaware
MCF Fund I LLC	Delaware
MCF Capital Management LLC	Delaware
OFS Capital WM, LLC	Delaware
McMorgan & Company LLC	Delaware
Madison Square Investors LLC	Delaware
Madison Square Investors Asian Equity Market Neutral Master Fund Ltd.	Cayman Is.
Madison Square Investors Large-Cap Enhanced Index Fund GP, LLC	Delaware
Madison Square Investors Large-Cap Enhanced Index Fund L.P.	Delaware
Private Advisors L.L.C.	Delaware	60%
NYLIM Flatiron CLO 2003-1 Ltd.	Cayman Islands
NYLIM Flatiron CLO 2003-1 Equity Holdings LLC, Series A	Cayman Islands
NYLIM Flatiron CLO 2004-1 Ltd.	Cayman Islands
NYLIM Flatiron CLO 2004-1 Equity Holdings LLC, Series A	Cayman Islands
NYLIM Flatiron CLO 2005-1 Ltd.	Cayman Islands
NYLIM Flatiron CLO 2005-1 Equity Holdings LLC, Series A	Cayman Islands
NYLIM Flatiron CLO 2006-1 Ltd.	Cayman Islands
NYLIM Flatiron CLO 2006-1 Equity Holdings LLC, Series A	Cayman Islands
NYLIM Flatiron CLO 2007-1 Ltd.	Cayman Islands
NYLIM Flatiron CLO 2007-1 Equity Holdings LLC, Series A	Cayman Islands
Flatiron CLO 2011-1 Ltd.	Cayman Islands
Stratford CDO 2001-1 Ltd.	Cayman Islands
Silverado CLO 2006-II Limited	Cayman Islands
Silverado 2006-II Equity Holdings LLC, Series A	Cayman Islands
New York Life Investments International Limited	Ireland
NYLIFE Insurance Company of Arizona	Arizona
New York Life Enterprises, LLC	Delaware
New York Life Insurance Taiwan Corporation	Taiwan
NYL Cayman Holdings Ltd.	Cayman Islands
New York Life Worldwide Capital, LLC	Delaware
Fianzas Monterrey, S.A.	Mexico	99.95%
Operadora FMA, S.A. de C.V.	Mexico	99.99%
NYLIFE Thailand, Inc.	Delaware
PMCC Ltd.	Thailand	100%
New York Life International India Fund (Mauritius) LLC	Mauritius	92.97%
SEAF Sichuan SME Investment Fund LLC	Delaware	39.98%
New York Life Home Equity Income Solutions LLC	Delaware
NYLI-VB Asset Management Co. (Mauritius) LLC	Mauritius	90%
New York Life International Holdings Limited	Mauritius	95%
Max New York Life Insurance Limited	India	26%
Seguros Monterrey New York Life, S.A. de C.V.	Mexico	99.998%
Administradora de Conductos SMNYL, S.A. de C.V.	Mexico	99%
Agencias de Distribution SMNYL, S.A. de C.V.	Mexico	99%
Silver Spring, LLC	Delaware
Silver Spring Associates, L.P.	Pennsylvania
Biris Holdings LLC	Delaware
NYL Wind Investments LLC	Delaware
New York Life Short Term Fund	New York
29 Park Investments No. 1 Limited	Cayman Islands
SCP 2005-C21-002 LLC	Delaware
SCP 2005-C21-003 LLC	Delaware
SCP 2005-C21-006 LLC	Delaware
SCP 2005-C21-007 LLC	Delaware
SCP 2005-C21-008 LLC	Delaware
SCP 2005-C21-009 LLC	Delaware
SCP 2005-C21-017 LLC	Delaware
SCP 2005-C21-018 LLC	Delaware
SCP 2005-C21-021 LLC	Delaware
SCP 2005-C21-025 LLC	Delaware
SCP 2005-C21-031 LLC	Delaware
SCP 2005-C21-036 LLC	Delaware
SCP 2005-C21-041 LLC	Delaware
SCP 2005-C21-043 LLC	Delaware
SCP 2005-C21-044 LLC	Delaware
SCP 2005-C21-048 LLC	Delaware
SCP 2005-C21-061 LLC	Delaware
SCP 2005-C21-063 LLC	Delaware
SCP 2005-C21-067 LLC	Delaware
SCP 2005-C21-069 LLC	Delaware
SCP 2005-C21-070 LLC	Delaware
NYMH-Houston GP, LLC	Delaware
NYMH-Houston, L.P.	Texas
NYMH-Plano GP, LLC	Delaware
NYMH-Plano, L.P.	Texas
NYMH-Freeport GP, LLC	Delaware
NYMH-Freeport, L.P.	Texas
NYMH-Ennis GP, LLC	Delaware
NYMH-Ennis, L.P.	Texas
NYMH-San Antonio GP, LLC	Delaware
NYMH-San Antonio, L.P.	Texas
NYMH-Taylor GP, LLC	Delaware
NYMH-Taylor, L.P.	Texas
NYMH-Stephenville GP, LLC	Delaware
NYMH-Stephenville, L.P.	Texas
NYMH-Farmingdale, NY LLC	Delaware
NYMH-Attleboro MA, LLC	Delaware
NYLMDC-King of Prussia GP, LLC	Delaware
NYLMDC-King of Prussia Realty, LP	Delaware
NYLIFE Real Estate Holdings LLC	Delaware
Huntsville NYL LLC	Delaware
CC Acquisitions, LP	Delaware
NYL Midwest Apartments LLC	Delaware
REEP-IND Fridley MN LLC	Minnesota
REEP-IND Green Oaks IL LLC	Delaware
REEP-IND Kent LLC	Delaware
REEP-MF Enclave TX LLC	Delaware
REEP-MF Mira Loma II TX LLC	Delaware
REEP-MF Mount Vernon GA LLC	Delaware
REEP-MF Verde NC LLC	Delaware
REEP-MF Summitt Ridge CO LLC	Delaware
REEP-OF Centerpointe GA LLC	Delaware
REEP-RTL SASI NC LLC	Delaware
PTC Acquisitions, LLC	Delaware
Martingale Road LLC	Delaware	71.4693%
North Andrews Avenue LLC	Delaware
New York Life Funding	Cayman Islands
New York Life Global Funding	Delaware
Government Energy Investment Trust (GEST)	Delaware
UFI-NOR Federal Receivables	Delaware

ITEM 29.    INDEMNIFICATION

Reference is made to Article VIII of the Depositor’s By-Laws.

The Officers and Directors of NYLIAC are indemnified pursuant to Section 141(f) of the General Corporation Law of the State of Delaware and under Section 8.01 of the By-Laws of New York Life Insurance and Annuity Corporation, as adopted on November 3, 1980 and amended on April 6, 1988 and on May 13, 1997.

Section 8.01 of the NYLIAC By-Laws provide for indemnification as follows:

8.01 - LIMITATION OF LIABILITY: INDEMNIFICATION AND ADVANCEMENT OF EXPENSES

(a) LIMITATION OF LIABILITY FOR DIRECTORS - No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty of the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit. If the General Corporation Law of the State of Delaware is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended.

(b) INDEMNIFICATION AND ADVANCEMENT OF EXPENSES OF DIRECTORS AND OFFICERS - Except to the extent expressly prohibited by the General Corporation Law of the State of Delaware, the Corporation shall indemnify any director or officer who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against judgments, fines, amounts paid in settlement and reasonable expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful.

Except to the extent expressly prohibited by the General Corporation Law of the State of Delaware, the Corporation shall indemnify any director or officer who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against reasonable expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; provided, that, no indemnification shall be made in respect of any action, suit or proceeding as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action, suit or proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

The Corporation shall advance to or promptly reimburse upon request reasonable expenses (including attorneys’ fees) incurred by a director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Section 8.01; provided, however, that such director or officer shall cooperate in good faith with any request by the Corporation that common counsel be utilized by the parties to an action or proceeding who are similarly situated unless to do so would be inappropriate due to actual or potential differing interests between or among such parties.

The indemnification of any person provided by this Section 8.01 shall continue after such person has ceased to be a director or officer of the Corporation and shall inure to the benefit of such person’s heirs, executors, administrators or legal representative.

The Corporation is authorized to enter into agreements with any of its directors, officers or employees extending rights to indemnification and advancement of expenses to any such person to the fullest extent permitted by applicable law, but the failure to enter into any such agreement shall not affect or limit the rights of any such person pursuant to this Section 8.01.

In case any provision in this Section 8.01 shall be determined at any time to be unenforceable in any respect, the other provisions hereof shall not in any way be affected or impaired thereby, and the affected provision shall be given the fullest possible enforcement in the circumstances, it being the intention of the Corporation to afford indemnification and advancement of expenses to its directors and officers, acting in such capacities or in the other capacities mentioned herein, to the fullest extent permitted by law.

(c)	DETERMINATION OF INDEMNIFICATION

(i) DIRECTORS AND OFFICERS - Subject to the General Corporation Law of the State of Delaware, any indemnification of directors and officers shall be made by either (A) the Corporation’s Board of Directors or (B) the Corporation’s shareholders, upon a determination that such indemnification is proper in the circumstances.

(ii) EMPLOYEES AND AGENTS - Subject to the General Corporation of the State of Delaware, the Corporation may indemnify persons who are or were employees (other than officers of the Corporation), agents, or independent contractors of the Corporation upon the advice of the Corporation’s legal counsel and a determination by (A) the Corporation’s Board of Directors or (B) the Corporation’s shareholders, that such indemnification is proper in the circumstances.

ITEM 30.    PRINCIPAL UNDERWRITERS

(a) Other Activity. Investment companies (other than the Registrant) for which NYLIFE Distributors LLC is currently acting as underwriter:

NYLIAC Variable Universal Life Separate Account-I

NYLIAC MFA Separate Account-I

NYLIAC MFA Separate Account-II

NYLIAC Variable Annuity Separate Account-I

NYLIAC Variable Annuity Separate Account-II

NYLIAC Variable Annuity Separate Account-III

NYLIAC Variable Annuity Separate Account-IV

NYLIAC VLI Separate Account

Eclipse Funds

MainStay Funds

MainStay VP Series Fund

McMorgan Funds

NYLIM Institutional Funds

(b) Management.

The principal business address of each director and officer of NYLIFE Distributors LLC is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

Names of Directors and Officers	Positions and Offices with Underwriter
Drew E. Lawton	Chairman and Chief Executive Officer
Stephen P. Fisher	President and Chief Operating Officer
Robert J. Hebron	Executive Vice President, AMN Executive Benefits and Retail Distribution
Michael J. Oliviero	First Vice President, Tax
David J. Castellani	Senior Managing Director, Retirement Plan Services
Barbara McInerney	Senior Managing Director, Compliance
Julia A. Warren	Senior Managing Director
Daniel A. Andriola	Managing Director and Chief Financial Officer
Mark A. Gomez	Managing Director and Chief Compliance Officer
Joseph J. Henehan	Managing Director, Retirement Plan Services
Marguerite E. H. Morrison	Managing Director and Secretary
Rebekah M. Mueller	Managing Director, Retirement Plan Services
Penny Nelson	Managing Director, Operations
Mark. S. Niziak	Managing Director, Retirement Plan Services
John J. O’Gara	Managing Director, Life Distribution, Retirement Income Security
Linda M. Howard	Director, Compliance and Anti-Money Laundering Officer
Paula Taylor	Director, Retirement Plan Services
John Vacarro	Director, Compliance
Mary Ann Aull	Vice President-Financial Operations and Treasurer
Rafaela Herrera	Vice President, Compliance

(c) Compensation from the Registrant.

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions	Other Compensation

NYLIFE Distributors Inc.	-0-	-0-	-0-	-0-

ITEM 31.    LOCATION OF ACCOUNTS AND RECORDS.

All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by NYLIAC at its home office, 51 Madison Avenue, Room 0150, New York, New York 10010; New York Life - Records Division, 110 Cokesbury Road, Lebanon, New Jersey 08833 and with Iron Mountain Records Management, Inc. at both 8 Neptune Drive, Poughkeepsie, New York 12601 and Route 9W South, Port Ewen, New York 12466-0477.

ITEM 32.    MANAGEMENT SERVICES.

Not applicable.

ITEM 33.    FEE REPRESENTATION.

New York Life Insurance and Annuity Corporation (“NYLIAC”), the sponsoring insurance company of the NYLIAC Variable Universal Life Separate Account-I, hereby represents that the fees and charges deducted under the NYLIAC Corporate Sponsored Variable Universal Life Insurance Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NYLIAC.

SIGNATURES

Pursuant to the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, NYLIAC Corporate Sponsored Variable Universal life Separate Account-I, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York on this 18th day of April, 2012.

NYLIAC CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I (Registrant)

By:	/s/ Robert J. Hebron
Robert J. Hebron Senior Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (Depositor)

By:	/s/ Robert J. Hebron
Robert J. Hebron Senior Vice President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Christopher T. Ashe*	Director

Christopher O. Blunt*	Director

Frank M. Boccio*	Director

Stephen P. Fisher*	Director

John T. Fleurant*	Director

Robert M. Gardner*	First Vice President and Controller (Principal Accounting Officer)

Solomon Goldfinger*	Director

Steven D. Lash*	Director

Theodore A. Mathas*	Chairman and President (Principal Executive Officer)

Mark W. Pfaff*	Director

Arthur H. Seter*	Director

Michael E. Sproule*	Director and Chief Financial Officer

Joel M. Steinberg*	Director

Susan A. Thrope*	Director

By:	/s/ Robert J. Hebron
Robert J. Hebron Attorney-in-Fact April 18, 2012

* Pursuant to Powers of Attorney previously filed.

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

(k)	Opinion and Consent of Thomas F. English, Esq.

(l)	Opinion and Consent of James J. Cristallo, Actuary

(m)	Sample Calculation of Illustrations

(n)	Consent of PricewaterhouseCoopers LLP